As filed with the Securities and Exchange Commission on July 29, 2009

Securities Act File No. 2-69877

Investment Company Act File No. 811-3111

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 37	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 38	☒
(Check appropriate box or boxes)

CMA® TAX-EXEMPT FUND

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway, Wilmington, Delaware 19809

United States of America

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-221-7210

Anne F. Ackerley

CMA Tax-Exempt Fund

40 East 52nd Street

New York, New York 10022

United States of America

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Howard B. Surloff, Esq. BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, Delaware 19809

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of beneficial interest, par value $.10 per share.

Master Tax-Exempt LLC has also signed this Registration Statement.

CMA® Tax-Exempt Fund

CMA® Multi-State Municipal Series Trust

CMA® Arizona Municipal Money Fund

CMA® California Municipal Money Fund

CMA® Connecticut Municipal Money Fund

CMA® Florida Municipal Money Fund

CMA® Massachusetts Municipal Money Fund

CMA® Michigan Municipal Money Fund

CMA® New Jersey Municipal Money Fund

CMA® New York Municipal Money Fund

CMA® North Carolina Municipal Money Fund

CMA® Ohio Municipal Money Fund

CMA® Pennsylvania Municipal Money Fund

PROSPECTUS  |  JULY 29, 2009

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Table of Contents

Fund Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About the Funds	4
	Tax-Exempt Fund	4
	Arizona Fund	7
	California Fund	10
	Connecticut Fund	13
	Florida Fund	16
	Massachusetts Fund	19
	Michigan Fund	22
	New Jersey Fund	25
	New York Fund	28
	North Carolina Fund	31
	Ohio Fund	34
	Pennsylvania Fund	37

Details About the Funds	How Each Fund Invests	41
	Investment Risks	43
	Merrill Lynch CMA Financial Service	48

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Buy, Sell and Transfer Shares	49
	Funds’ Rights	52
	Short-Term Trading Policy	52
	Distribution and Shareholder Servicing Plan	52
	Master/Feeder Structure for the Tax-Exempt Fund	53

Management of the Funds	Information about BlackRock
	BlackRock	54
	Conflicts of Interest	55
	Valuation of Fund Investments	56
	Dividends, Distributions and Taxes	56

Financial Highlights	Financial Performance of the Funds	58

General Information	Shareholder Documents	70
	Certain Fund Policies	70
	Statement of Additional Information	71

Glossary	Glossary of Investment Terms	72

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Key Facts About the Funds

This prospectus provides information about CMA® Tax-Exempt Fund (the “Tax-Exempt Fund”) and the eleven series of CMA® Multi-State Municipal Series Trust (the “Multi-State Municipal Series Trust”), CMA® Arizona Municipal Money Fund (the “Arizona Fund”), CMA® California Municipal Money Fund (the “California Fund”), CMA® Connecticut Municipal Money Fund (the “Connecticut Fund”), CMA® Florida Municipal Money Fund (the “Florida Fund”), CMA® Massachusetts Municipal Money Fund (the “Massachusetts Fund”), CMA® Michigan Municipal Money Fund (the “Michigan Fund”), CMA® New Jersey Municipal Money Fund (the “New Jersey Fund”), CMA® New York Municipal Money Fund (the “New York Fund”), CMA® North Carolina Municipal Money Fund (the “North Carolina Fund”), CMA® Ohio Municipal Money Fund (the “Ohio Fund”) and CMA® Pennsylvania Municipal Money Fund (the “Pennsylvania Fund”). The Arizona Fund, California Fund, Connecticut Fund, Florida Fund, Massachusetts Fund, Michigan Fund, New Jersey Fund, New York Fund, North Carolina Fund, Ohio Fund and Pennsylvania Fund are collectively referred to in this prospectus as the “State Funds.” The Tax-Exempt Fund and the State Funds may be individually referred to in this prospectus as a “Fund” and collectively as the “Funds”. Each Fund represents a separate portfolio of securities and each has its own investment objective.

The Tax-Exempt Fund is a “feeder fund” that invests all of its assets in Master Tax-Exempt LLC (the “Master LLC”), a mutual fund that has the same objective and strategies as the Tax-Exempt Fund. All investments of the Tax-Exempt Fund will be made at the Master LLC level. This structure is sometimes called a “master/feeder” structure. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Master LLC in which it invests. For simplicity, this prospectus uses the term “Tax-Exempt Fund” to include the Master LLC.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”) and each Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to a Fund’s sub-adviser.

An investment in the Funds is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value per share for amounts that they held in a Fund as of September 19, 2008 subject to the terms of the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Treasury Guarantee Program”), which is set to expire on September 18, 2009. According to the U.S. Treasury Department, the Treasury Guarantee Program will not be extended beyond that date.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the Fund’s section to read about important Fund facts. Also included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to each of the Funds. Terms in bold face type in the text are defined in the Glossary section.

Tax-Exempt Fund

What is the Fund’s investment objective?

The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income tax, preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of high quality, short term, tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short term tax-exempt bonds, tax-exempt variable rate demand obligations and short term tax-exempt derivatives. Certain short term securities have maturities that are longer than 397 days, but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 397 days or less. The Fund’s dollar-weighted average maturity will not exceed 90 days.

Under normal circumstances, the Fund invests at least 80% of its assets in short term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax). The Fund may invest up to 20% of its assets in short term municipal securities. Throughout this prospectus, interest paid on tax-exempt and/or municipal securities may be referred to as “tax-exempt.”

The Fund does not presently intend to invest more than 25% of its total assets in short term tax-exempt securities of issuers located in a single state.

What are the main risks of investing in the Fund?

The Tax-Exempt Fund cannot guarantee that it will achieve its objectives.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Insurance Risk — The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of the insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result, among other things, of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such insurers’ continued ability to perform their obligations under such insurance if they are called upon to do so in the future has been called into question.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investments in variable rate demand obligations or short term municipal derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the Tax-Exempt Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■	Are seeking current income that is exempt from Federal income tax

■	Are looking for preservation of capital

■	Are looking for liquidity

Risk/Return Information

The chart and table below give you a picture of the Tax-Exempt Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Information for the periods before February 2003 (when the Fund changed to a “master/feeder” structure) reflects the Fund’s operations as a stand alone fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS

CMA Tax-Exempt Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.11% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2009 was 0.11%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 years
Tax-Exempt Fund	1.75%	2.09%	2.06%

Yield Information

The yield on the Tax-Exempt Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	CMA Tax-Exempt Fund
CMA Account Annual Fee[1]	$125

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):[2]
Management Fee[3]	0.132%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses[4,5]	0.303%
Total Annual Fund Operating Expenses[6]	0.56%
[1]	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
[2]	The fees and expenses shown in the tables and the example that follows include both the expenses of the Tax-Exempt Fund and the Tax-Exempt Fund’s share of the Master LLC’s allocated expenses.
[3]	Paid by the Master LLC. See “Management of the Funds — BlackRock” for additional information.
[4]

Includes administration fees, which are payable by the Tax-Exempt Fund to BlackRock, as the Tax-Exempt Fund’s administrator, at the annual rate of 0.25% of the Tax-Exempt Fund’s average daily net assets.

[5]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The Tax-Exempt Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[6]

BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Tax-Exempt Fund to maintain a minimum daily net investment income dividend. BlackRock and the Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the Tax-Exempt Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701

Arizona Fund

What is the Fund’s investment objective?

The investment objective of the Arizona Fund is to seek current income exempt from Federal income tax as well as Arizona’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The Arizona Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities and state municipal securities. State municipal securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Arizona’s municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from income tax in Arizona.

What are the main risks of investing in the Fund?

The Arizona Fund cannot guarantee that it will achieve its objectives.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Arizona’s municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Insurance Risk — The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of the insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result, among other things, of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such insurers’ continued ability to perform their obligations under such insurance if they are called upon to do so in the future has been called into question.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on the Fund’s performance.

■

Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■

Short Term Tax-Exempt Derivatives Risk — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

■

State Specific Risk — The Fund will invest primarily in state municipal securities issued by or on behalf of the State of Arizona. As a result, the Fund is more exposed to risks affecting issuers of Arizona’s municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investments in variable rate demand obligations or short term municipal derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the Arizona Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■	Are seeking current income that is exempt from Federal income tax and, if applicable, state and local personal income tax in Arizona

■	Are looking for preservation of capital

■	Are looking for liquidity

Risk/Return Information

The chart and table below give you a picture of the Arizona Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS

CMA Arizona Municipal Money Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2009 was 0.02%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
Arizona Fund	1.64%	1.96%	1.92%

Yield Information

The yield on the Arizona Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the fees and expenses that you may pay if you buy and hold shares of the Arizona Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Arizona Fund
CMA Account Annual Fee[1]	$125

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee[2]	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses[3]	0.105%
Total Annual Fund Operating Expenses[4]	0.73%
[1]	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
[2]	See “Management of the Funds — BlackRock” for additional information.
[3]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The Arizona Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[4]

BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Arizona Fund to maintain a minimum daily net investment income dividend. BlackRock and the Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the Arizona Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906

California Fund

What is the Fund’s investment objective?

The investment objective of the California Fund is to seek current income exempt from Federal income tax as well as California’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The California Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities and state municipal securities. State municipal securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in California’s municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from income tax in California.

What are the main risks of investing in the Fund?

The California Fund cannot guarantee that it will achieve its objectives.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in California’s municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Insurance Risk — The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of the insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result, among other things, of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such insurers’ continued ability to perform their obligations under such insurance if they are called upon to do so in the future has been called into question.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on the Fund’s performance.

■

Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■

Short Term Tax-Exempt Derivatives Risk — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

■

State Specific Risk — The Fund will invest primarily in state municipal securities issued by or on behalf of the State of California. As a result, the Fund is more exposed to risks affecting issuers of California’s municipal securities. California is currently experiencing significant financial stress. Falling home prices, limited credit availability, shrinking investment values, and growing job losses, among other factors, weighed heavily on the national and California economies in 2008, and continue to do so in 2009.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investments in variable rate demand obligations or short term municipal derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the California Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■	Are seeking current income that is exempt from Federal income tax and, if applicable, state and local personal income tax in California

■	Are looking for preservation of capital

■	Are looking for liquidity

Risk/Return Information

The chart and table below give you a picture of the California Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS

CMA California Municipal Money Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.82% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2009 was 0.07%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
California Fund	1.63%	2.02%	1.91%

Yield Information

The yield on the California Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the fees and expenses that you may pay if you buy and hold shares of the California Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	California Fund
CMA Account Annual Fee[1]	$125

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee[2]	0.400%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses[3]	0.035%
Total Annual Fund Operating Expenses[4]	0.56%
[1]	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
[2]	See “Management of the Funds — BlackRock” for additional information.
[3]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The California Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[4]

BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the California Fund to maintain a minimum daily net investment income dividend. BlackRock and the Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701

Connecticut Fund

What is the Fund’s investment objective?

The investment objective of the Connecticut Fund is to seek current income exempt from Federal income tax as well as Connecticut’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The Connecticut Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities and state municipal securities. State municipal securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Connecticut’s municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from income tax in Connecticut.

What are the main risks of investing in the Fund?

The Connecticut Fund cannot guarantee that it will achieve its objectives.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Connecticut’s municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Insurance Risk — The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of the insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result, among other things, of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such insurers’ continued ability to perform their obligations under such insurance if they are called upon to do so in the future has been called into question.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on the Fund’s performance.

■

Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■

Short Term Tax-Exempt Derivatives Risk — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

■

State Specific Risk — The Fund will invest primarily in state municipal securities issued by or on behalf of the State of Connecticut. As a result, the Fund is more exposed to risks affecting issuers of Connecticut’s municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investments in variable rate demand obligations or short term municipal derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the Connecticut Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■	Are seeking current income that is exempt from Federal income tax and, if applicable, state and local personal income tax in Connecticut

■	Are looking for preservation of capital

■	Are looking for liquidity

Risk/Return Information

The chart and table below give you a picture of the Connecticut Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS

CMA Connecticut Municipal Money Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.86% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.05% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2009 was 0.04%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
Connecticut Fund	1.53%	1.90%	1.84%

Yield Information

The yield on the Connecticut Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the fees and expenses that you may pay if you buy and hold shares of the Connecticut Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Connecticut Fund
CMA Account Annual Fee[1]	$125

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee[2]	0.482%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses[3]	0.053%
Total Annual Fund Operating Expenses[4]	0.66%
[1]	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
[2]	See “Management of the Funds — BlackRock” for additional information.
[3]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The Connecticut Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[4]

BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Connecticut Fund to maintain a minimum daily net investment income dividend. BlackRock and the Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the Connecticut Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822

Florida Fund

What is the Fund’s investment objective?

The investment objective of the Florida Fund is to seek current income exempt from Federal income tax and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The Florida Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities and state municipal securities. State municipal securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Florida’s municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from or not otherwise subject to taxes imposed in Florida.

What are the main risks of investing in the Fund?

The Florida Fund cannot guarantee that it will achieve its objectives.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Florida’s municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Insurance Risk — The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of the insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result, among other things, of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such insurers’ continued ability to perform their obligations under such insurance if they are called upon to do so in the future has been called into question.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on the Fund’s performance.

■

Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■

Short Term Tax-Exempt Derivatives Risk — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

■

State Specific Risk — The Fund will invest primarily in state municipal securities issued by or on behalf of the State of Florida. As a result, the Fund is more exposed to risks affecting issuers of Florida’s municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investments in variable rate demand obligations or short term municipal derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the Florida Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■	Are seeking current income that is exempt from Federal income tax and, if applicable, state and local tax in Florida

■	Are looking for preservation of capital

■	Are looking for liquidity

Risk/Return Information

The chart and table below give you a picture of the Florida Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS

CMA Florida Municipal Money Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.32% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2009 was 0.04%.

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]
Florida Fund	1.56%	2.46%
[1]	Inception date is November 15, 2005.

Yield Information

The yield on the Florida Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the fees and expenses that you may pay if you buy and hold shares of the Florida Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Florida Fund
CMA Account Annual Fee[1]	$125

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee[2]	0.500%
Distribution and/or Service (12b-1) Fees[3]	0.125%
Other Expenses[4]	0.085%
Total Annual Fund Operating Expenses[3,5]	0.71%
[1]	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
[2]	See “Management of the Funds — BlackRock” for additional information.
[3]

The Florida Fund did not pay a portion of its distribution fee for the fiscal year ended March 31, 2009. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

[4]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The Florida Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[5]

BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Florida Fund to maintain a minimum daily net investment income dividend. BlackRock and the Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the Florida Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

Massachusetts Fund

What is the Fund’s investment objective?

The investment objective of the Massachusetts Fund is to seek current income exempt from Federal income tax as well as Massachusetts’ personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The Massachusetts Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities and state municipal securities. State municipal securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Massachusetts’ municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from income tax in Massachusetts.

What are the main risks of investing in the Fund?

The Massachusetts Fund cannot guarantee that it will achieve its objectives.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Massachusetts’ municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Insurance Risk — The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of the insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result, among other things, of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such insurers’ continued ability to perform their obligations under such insurance if they are called upon to do so in the future has been called into question.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on the Fund’s performance.

■

Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■

Short Term Tax-Exempt Derivatives Risk — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

■

State Specific Risk — The Fund will invest primarily in state municipal securities issued by or on behalf of the Commonwealth of Massachusetts. As a result, the Fund is more exposed to risks affecting issuers of Massachusetts’ municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investments in variable rate demand obligations or short term municipal derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the Massachusetts Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■	Are seeking current income that is exempt from Federal income tax and, if applicable, state and local personal income tax in Massachusetts

■	Are looking for preservation of capital

■	Are looking for liquidity

Risk/Return Information

The chart and table below give you a picture of the Massachusetts Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS

CMA Massachusetts Municipal Money Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2009 was 0.07%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
Massachusetts Fund	1.48%	1.90%	1.90%

Yield Information

The yield on the Massachusetts Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the fees and expenses that you may pay if you buy and hold shares of the Massachusetts Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Massachusetts Fund
CMA Account Annual Fee[1]	$125

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee[2]	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses[3]	0.075%
Total Annual Fund Operating Expenses[4]	0.70%
[1]	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
[2]	See “Management of the Funds — BlackRock” for additional information.
[3]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The Massachusetts Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[4]

BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Massachusetts Fund to maintain a minimum daily net investment income dividend. BlackRock and the Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the Massachusetts Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Michigan Fund

What is the Fund’s investment objective?

The investment objective of the Michigan Fund is to seek current income exempt from Federal income tax as well as Michigan’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The Michigan Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities and state municipal securities. State municipal securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Michigan’s municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from income tax in Michigan.

What are the main risks of investing in the Fund?

The Michigan Fund cannot guarantee that it will achieve its objectives.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Michigan’s municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Insurance Risk — The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of the insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result, among other things, of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such insurers’ continued ability to perform their obligations under such insurance if they are called upon to do so in the future has been called into question.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on the Fund’s performance.

■

Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■

Short Term Tax-Exempt Derivatives Risk — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

■

State Specific Risk — The Fund will invest primarily in state municipal securities issued by or on behalf of the State of Michigan. As a result, the Fund is more exposed to risks affecting issuers of Michigan’s municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investments in variable rate demand obligations or short term municipal derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the Michigan Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■	Are seeking current income that is exempt from Federal income tax and, if applicable, state and local personal income tax in Michigan

■	Are looking for preservation of capital

■	Are looking for liquidity

Risk/Return Information

The chart and table below give you a picture of the Michigan Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS

CMA Michigan Municipal Money Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.93% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.08% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2009 was 0.06%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
Michigan Fund	1.63%	1.98%	1.97%

Yield Information

The yield on the Michigan Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the fees and expenses that you may pay if you buy and hold shares of the Michigan Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Michigan Fund
CMA Account Annual Fee[1]	$125

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee[2]	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses[3]	0.085%
Total Annual Fund Operating Expenses[4]	0.71%
[1]	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
[2]	See “Management of the Funds — BlackRock” for additional information.
[3]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The Michigan Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[4]

BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Michigan Fund to maintain a minimum daily net investment income dividend. BlackRock and the Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the Michigan Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

New Jersey Fund

What is the Fund’s investment objective?

The investment objective of the New Jersey Fund is to seek current income exempt from Federal income tax as well as New Jersey’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The New Jersey Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities and state municipal securities. State municipal securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in New Jersey’s municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from income tax in New Jersey.

What are the main risks of investing in the Fund?

The New Jersey Fund cannot guarantee that it will achieve its objectives.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in New Jersey’s municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Insurance Risk — The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of the insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result, among other things, of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such insurers’ continued ability to perform their obligations under such insurance if they are called upon to do so in the future has been called into question.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on the Fund’s performance.

■

Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■

Short Term Tax-Exempt Derivatives Risk — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

■

State Specific Risk — The Fund will invest primarily in state municipal securities issued by or on behalf of the State of New Jersey. As a result, the Fund is more exposed to risks affecting issuers of New Jersey’s municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investments in variable rate demand obligations or short term municipal derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the New Jersey Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■	Are seeking current income that is exempt from Federal income tax and, if applicable, state and local personal income tax in New Jersey

■	Are looking for preservation of capital

■	Are looking for liquidity

Risk/Return Information

The chart and table below give you a picture of the New Jersey Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS

CMA New Jersey Municipal Money Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.89% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.07% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2009 was 0.13%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
New Jersey Fund	1.71%	2.00%	1.94%

Yield Information

The yield on the New Jersey Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the different fees and expenses that you may pay if you buy and hold shares of the New Jersey Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	New Jersey Fund
CMA Account Annual Fee[1]	$125

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee[2]	0.430%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses[3]	0.045%
Total Annual Fund Operating Expenses[4]	0.60%
[1]	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
[2]	See “Management of the Funds — BlackRock” for additional information.
[3]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The New Jersey Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[4]

BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the New Jersey Fund to maintain a minimum daily net investment income dividend. BlackRock and the Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the New Jersey Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

New York Fund

What is the Fund’s investment objective?

The investment objective of the New York Fund is to seek current income exempt from Federal income tax as well as New York’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The New York Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities and state municipal securities. State municipal securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in New York’s municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from income tax in New York.

What are the main risks of investing in the Fund?

The New York Fund cannot guarantee that it will achieve its objectives.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in New York’s municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Insurance Risk — The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of the insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result, among other things, of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such insurers’ continued ability to perform their obligations under such insurance if they are called upon to do so in the future has been called into question.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on the Fund’s performance.

■

Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■

Short Term Tax-Exempt Derivatives Risk — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

■

State Specific Risk — The Fund will invest primarily in state municipal securities issued by or on behalf of the State of New York. As a result, the Fund is more exposed to risks affecting issuers of New York’s municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investments in variable rate demand obligations or short term municipal derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the New York Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■	Are seeking current income that is exempt from Federal income tax and, if applicable, state and local personal income tax in New York

■	Are looking for preservation of capital

■	Are looking for liquidity

Risk/Return Information

The chart and table below give you a picture of the New York Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS

CMA New York Municipal Money Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2009 was 0.07%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
New York Fund	1.61%	2.02%	2.01%

Yield Information

The yield on the New York Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the fees and expenses that you may pay if you buy and hold shares of the New York Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	New York Fund
CMA Account Annual Fee[1]	$125

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee[2]	0.401%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses[3]	0.034%
Total Annual Fund Operating Expenses[4]	0.56%
[1]	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
[2]	See “Management of the Funds — BlackRock” for additional information.
[3]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The New York Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[4]

BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the New York Fund to maintain a minimum daily net investment income dividend. BlackRock and the Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the New York Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701

North Carolina Fund

What is the Fund’s investment objective?

The investment objective of the North Carolina Fund is to seek current income exempt from Federal income tax as well as North Carolina’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The North Carolina Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities and state municipal securities. State municipal securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in North Carolina’s municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from income tax in North Carolina.

What are the main risks of investing in the Fund?

The North Carolina Fund cannot guarantee that it will achieve its objectives.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in North Carolina’s municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Insurance Risk — The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of the insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result, among other things, of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such insurers’ continued ability to perform their obligations under such insurance if they are called upon to do so in the future has been called into question.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on the Fund’s performance.

■

Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■

Short Term Tax-Exempt Derivatives Risk — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

■

State Specific Risk — The Fund will invest primarily in state municipal securities issued by or on behalf of the State of North Carolina. As a result, the Fund is more exposed to risks affecting issuers of North Carolina’s municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investments in variable rate demand obligations or short term municipal derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the North Carolina Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■	Are seeking current income that is exempt from Federal income tax and, if applicable, state and local personal income tax in North Carolina

■	Are looking for preservation of capital

■	Are looking for liquidity

Risk/Return Information

The chart and table below give you a picture of the North Carolina Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS

CMA North Carolina Municipal Money Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2009 was 0.06%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
North Carolina Fund	1.62%	1.94%	1.91%

Yield Information

The yield on the North Carolina Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the fees and expenses that you may pay if you buy and hold shares of the North Carolina Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	North Carolina Fund
CMA Account Annual Fee[1]	$125

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee[2]	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses[3]	0.105%
Total Annual Fund Operating Expenses[4]	0.73%
[1]	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
[2]	See “Management of the Funds — BlackRock” for additional information.
[3]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The North Carolina Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[4]

BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the North Carolina Fund to maintain a minimum daily net investment income dividend. BlackRock and the Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the North Carolina Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906

Ohio Fund

What is the Fund’s investment objective?

The investment objective of the Ohio Fund is to seek current income exempt from Federal income tax as well as Ohio’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The Ohio Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities and state municipal securities. State municipal securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Ohio’s municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from income tax in Ohio.

What are the main risks of investing in the Fund?

The Ohio Fund cannot guarantee that it will achieve its objectives.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Ohio’s municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Insurance Risk — The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of the insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result, among other things, of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such insurers’ continued ability to perform their obligations under such insurance if they are called upon to do so in the future has been called into question.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on the Fund’s performance.

■

Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■

Short Term Tax-Exempt Derivatives Risk — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

■

State Specific Risk — The Fund will invest primarily in state municipal securities issued by or on behalf of the State of Ohio. As a result, the Fund is more exposed to risks affecting issuers of Ohio’s municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investments in variable rate demand obligations or short term municipal derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the Ohio Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■	Are seeking current income that is exempt from Federal income tax and, if applicable, state and local personal income tax in Ohio

■	Are looking for preservation of capital

■	Are looking for liquidity

Risk/Return Information

The chart and table below give you a picture of the Ohio Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS

CMA Ohio Municipal Money Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.08% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2009 was 0.15%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
Ohio Fund	1.80%	1.98%	1.99%

Yield Information

The yield on the Ohio Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the fees and expenses that you may pay if you buy and hold shares of the Ohio Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Ohio Fund
CMA Account Annual Fee[1]	$125

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee[2]	0.499%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses[3]	0.076%
Total Annual Fund Operating Expenses[4]	0.70%
[1]	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
[2]	See “Management of the Funds — BlackRock” for additional information.
[3]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The Ohio Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[4]

BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Ohio Fund to maintain a minimum daily net investment income dividend. BlackRock and the Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the Ohio Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Pennsylvania Fund

What is the Fund’s investment objective?

The investment objective of the Pennsylvania Fund is to seek current income exempt from Federal income tax as well as Pennsylvania’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The Pennsylvania Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities and state municipal securities. State municipal securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Pennsylvania’s municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from personal income tax in Pennsylvania.

What are the main risks of investing in the Fund?

The Pennsylvania Fund cannot guarantee that it will achieve its objectives.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Pennsylvania’s municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Insurance Risk — The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of the insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result, among other things, of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such insurers’ continued ability to perform their obligations under such insurance if they are called upon to do so in the future has been called into question.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on the Fund’s performance.

■

Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■

Short Term Tax-Exempt Derivatives Risk — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

■

State Specific Risk — The Fund will invest primarily in state municipal securities issued by or on behalf of the Commonwealth of Pennsylvania. As a result, the Fund is more exposed to risks affecting issuers of Pennsylvania’s municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investments in variable rate demand obligations or short term municipal derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the Pennsylvania Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■

Are seeking current income that is exempt from Federal income tax and personal income tax in Pennsylvania (and, where applicable, local income tax, and/or investments the value of which is exempt from intangible personal property tax)

■	Are looking for preservation of capital

■	Are looking for liquidity

Risk/Return Information

The chart and table below give you a picture of the Pennsylvania Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS

CMA Pennsylvania Municipal Money Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.07% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2009 was 0.05%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
Pennsylvania Fund	1.58%	1.96%	1.95%

Yield Information

The yield on the Pennsylvania Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the fees and expenses that you may pay if you buy and hold shares of the Pennsylvania Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Pennsylvania Fund
CMA Account Annual Fee[1]	$125

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fee[2]	0.482%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses[3]	0.063%
Total Annual Fund Operating Expenses[4]	0.67%
[1]	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
[2]	See “Management of the Funds — BlackRock” for additional information.
[3]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The Pennsylvania Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[4]

BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Pennsylvania Fund to maintain a minimum daily net investment income dividend. BlackRock and the Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the Pennsylvania Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Details About the Funds

How Each Fund Invests

Tax-Exempt Fund

Investment Goal:

The Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity.

Investment Process:

Fund management will seek to keep the Fund’s assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short term tax-exempt securities in the Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.

Primary Investment Strategies:

The Tax-Exempt Fund tries to achieve its objectives by investing in a diversified portfolio of short term tax-exempt securities. Under normal circumstances, the Fund will invest at least 80% of its assets in short term tax-exempt securities or so at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax).

The securities in which the Tax-Exempt Fund invests mature or reset to a new interest rate within 13 months. Certain short term tax-exempt securities have maturities longer than 13 months, but give the Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 13 months or less. The Fund’s dollar-weighted average maturity will not exceed 90 days.

The Fund only invests in short term tax-exempt securities that have one of the two highest ratings from a nationally recognized rating agency or unrated securities that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Fund does not presently intend to invest more than 25% of its assets in short term tax-exempt securities of issuers located in a single state.

Among the short term tax-exempt securities the Fund may buy are:

■	Tax-Exempt Notes — short term tax-exempt securities often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

■	Tax-Exempt Commercial Paper — short term unsecured promissory notes used to finance general short term credit needs.

■

Tax-Exempt Bonds — long term tax-exempt securities. The Fund will only invest in long term tax-exempt bonds that have remaining maturities of 397 days or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time. The Fund may invest up to 20% of its assets in certain tax-exempt bonds, known as “private activity bonds,” that may subject certain investors to a Federal alternative minimum tax.

■

Municipal Securities — municipal obligations issued by or on behalf of a state, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund may invest up to 20% of its assets in short term municipal securities. The Fund may also invest in municipal securities that are secured by insurance.

■

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. The Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

State Funds

Investment Goal:

Each State Fund seeks current income exempt from Federal income tax and the designated state’s (and, where applicable, local) personal income tax. It is also intended that, in jurisdictions imposing intangible personal property tax, the value of a State Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity.

Investment Process:

Fund management intends to keep each State Fund’s assets fully invested to maximize the yield on that State Fund’s portfolio. There may be times, however, when a State Fund has uninvested cash, which will reduce its yield.

Fund management will vary the kinds of short term municipal securities in each State Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

Primary Investment Strategies:

Each State Fund tries to achieve its objectives by investing in a portfolio of short term municipal securities and state municipal securities of its designated state (collectively, with respect to the State Funds, “municipal securities”).

Under normal circumstances, each State Fund will generally invest at least 80% of its assets in short term state municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from income tax (and the value of which is exempt from intangible personal property tax if such tax is imposed) in its designated state.

Short term municipal securities mature or reset to a new interest rate within 13 months. Certain short term municipal securities have maturities longer than 13 months, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat these securities as having a maturity of 13 months or less. A State Fund’s dollar-weighted average maturity will not exceed 90 days.

Each State Fund only invests in short term municipal securities having one of the two highest ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management, are of similar credit quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind.

Each State Fund may invest up to 20% of its assets in short term money market securities the interest on which is subject to Federal income tax or the designated state’s income and/or intangible personal property taxes.

Among the securities the State Funds may buy are:

■

State Municipal Bonds — long term municipal securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and from a respective State Fund’s state (and, where applicable, local) income tax and the value of which, in the opinion of bond counsel to the issuer, is exempt from state and local intangible personal property tax, if any. A State Fund will only invest in municipal bonds that have remaining maturities of 397 days (13 months) or less at the date of purchase or that the State Fund has a contractual right to sell (put) periodically or on demand within that time.

■

Municipal Securities — municipal obligations issued by or on behalf of a state, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Each State Fund may also invest in municipal securities that are secured by insurance.

■

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term municipal bond with a right to demand payment periodically or on notice. Each State Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When a State Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. No State Fund will invest more than 20% of its total assets in participation interests in variable rate demand obligations.

■

Short Term Municipal Derivatives — a variety of securities that generally represents a State Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put)

that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to a State Fund and other institutions having an ownership interest. Depending on the particular security, a State Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.

■

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.

■	Money Market Securities — short term debt instruments such as U.S. Treasury bills.

■

Repurchase Agreements and Purchase and Sale Contracts — Each State Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the State Fund from changes in the market value of the security during the period except for changes due to currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the State Fund may lose money. Each State Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and U.S. Government agency securities with longer maturities.

Other Strategies Applicable to the Tax-Exempt Fund and the State Funds:

In addition to the primary strategies discussed above, each Fund may use certain other investment strategies, including the following:

■	Borrowing — Each Fund may borrow only to meet redemptions.

■

Illiquid/Restricted Securities — Each Fund may invest up to 10% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e. Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

■

Municipal Lease Obligations (Tax-Exempt Fund) — Municipal lease obligations are participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.

■

Private Activity Bonds (State Funds) — Each State Fund may invest in certain short term securities classified as “private activity bonds” that may subject certain investors to a Federal alternative minimum tax.

■

Short Term Tax-Exempt Derivatives (Tax-Exempt Fund) — Short term tax-exempt derivatives are a variety of securities that generally represent the Tax-Exempt Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to the Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.

■

Temporary Defensive Strategy (State Funds) — For temporary defensive purposes, each State Fund may invest more than 20% of its total assets in short term securities other than those that are exempt from income tax in its designated state.

■

When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time. An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Although the Funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the Funds. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value per share for amounts that they held in a Fund as of September 19, 2008 subject to the terms of the Treasury Guarantee Program, which is set to expire on September 18, 2009. According to the U.S. Treasury Department, the Treasury Guarantee Program will not be extended beyond that date. Please see “Management of the Funds — Valuation of Fund Investments” for additional information.

Main Risks of Investing in the Funds:

Credit Enhanced Securities Risk (State Funds) — Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank’s ability to meet its obligations under a letter of credit.

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While each Fund invests only in money market securities of highly rated issuers, those issuers may still default on their obligations.

Income Risk — A Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Insurance Risk — Each Fund may purchase municipal securities that are secured by insurance. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of an insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer.

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Municipal Lease Obligation Risk (State Funds Main Risk; Tax-Exempt Fund Other Risk) — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

Non-Diversification Risk (State Funds) — Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on a State Fund’s performance.

Repurchase Agreement and Purchase and Sale Contract Risk (State Funds) — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a State Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a State Fund may lose money.

Short Term Tax-Exempt Derivatives Risk (State Funds Main Risk; Tax-Exempt Fund Other Risk) — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to a Fund.

State Specific Risk (State Funds) — Each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Management does not believe that the current economic conditions of any state will adversely affect that State Fund’s ability to invest in high quality state municipal securities.

Arizona — From February 2008 to February 2009, employment in Arizona fell by 6.5%, making it the largest year-over-year decline since the Department of Commerce began reporting data in 1939. Permit activity for the construction of single-family homes fell by 52.8% between 2007 and 2008, making it the lowest level since March 1975. A decrease in homebuilding results in a risk of job loss for construction workers, realtors, mortgage brokers, title company personnel, home inspection crews, engineers and others. In July 1994, the Arizona Supreme Court ruled that Arizona’s system for financing public education was unconstitutional. The Arizona Legislature passed the Students First Legislation in July 1998 establishing a centralized school capital finance system. In November 2000, Arizona voters approved the imposition of a 6/10 of 1% statewide sales tax to augment this centralized school finance system. The State of Arizona, itself, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority, the Water Infrastructure Authority of Arizona and the Arizona School Facilities Board are each authorized to issue revenue bonds for their respective purposes. In addition, the State of Arizona has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided proportionate interests in agreements that are subject to annual appropriations by the Arizona Legislature.

California — California is currently experiencing significant financial stress. Falling home prices, limited credit availability, shrinking investment values, and growing job losses, among other factors, weighed heavily on the national and California economies in 2008, and continue to do so in 2009. The unemployment rate as of June 30, 2009 was 11.6%, almost double the rate at the start of 2008. The recession has had a profound, negative impact on state and local government revenues. As a result of continuing weakness in the State economy, State tax revenues are significantly below amounts projected in the 2008 Budget Act. The sharp drop in revenues at the start of the 2008-09 fiscal year resulted in a significant depletion of cash resources to pay the State’s obligations. On July 24, 2009 the State Legislature approved a budget for Fiscal Year 2009-10 to address a projected $26 billion shortfall; on July 28, the Governor signed the budget and related legislation. The budget bill includes approximately $15.6 billion in spending reductions, largely through cuts in education, health and welfare services. On signing the budget bill, the Governor used his line item veto power to increase these cuts by $500 million. The budget also includes approximately $8 billion of revenue enhancements which consist of accounting changes, borrowings, revenue shifts which reduce future fiscal years’ revenues and other “one-time” fixes, some of which may be challenged in court. Budget gaps are likely to recur based on further deterioration of revenues. If the State’s economy continues to weaken, the state’s budget problems could continue to grow. The State is also facing serious cash flow difficulties. On July 2, 2009, the State Controller’s office started paying some State creditors with IOUs, or warrants, in order to preserve cash for other creditors with higher legal priority, such as bondholders. From July 2, 2009 through July 10, 2009, the State had issued almost $435 million of such IOUs. All three major credit rating agencies have lowered their ratings on California State bonds in 2009, with Fitch Ratings lowering its rating multiple times. State general obligation bonds are, as of July 15, 2009, rated Baa1 by Moody’s, A by Standard & Poor’s, and BBB by Fitch Ratings. Most local government agencies are also facing serious budget shortfalls as their main sources of revenues, property taxes and sales taxes, as well as fees based on real estate development, are all adversely impacted by the current economic recession. One California City, Vallejo, in Solano County, has filed for bankruptcy under Chapter 9 of the Federal Bankruptcy Code.

California’s current economic problems heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a further downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the California Fund, which could adversely affect the California Fund’s net asset value or the distributions paid by the California Fund. This is a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State’s tax-exempt obligations are subject. Please see Appendix D — “Economic and Financial Conditions in California” for additional information. The national economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the State and its various political subdivisions and agencies. While the California Fund’s portfolio managers try to reduce risks by selecting a wide variety of municipal securities, it is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of the State or municipal issuers in California to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability. The California Fund is also unable to predict what impact these factors may have on its net asset value or its distributions to shareholders.

Connecticut — Connecticut’s economy is influenced by numerous factors, including a decline in the importance of manufacturing and a rise in employment in service-related industries. Personal incomes have remained among the highest in the nation, but significant poverty exists in some of Connecticut’s largest cities. Following ten consecutive years of General Fund operating surpluses, the State experienced operating deficits in fiscal years 2001-02 and 2002-03. Each of the five subsequent fiscal years have ended with a General Fund operating surplus. The State anticipates a significant General Fund operating deficit for the 2008-09 fiscal year. Moody’s, Standard & Poor’s and Fitch Ratings currently rate the State of Connecticut’s general obligation bonds Aa3, AA and AA, respectively.

Florida — Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. The State of Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. Local Governments in Florida are highly dependent on ad valorem property taxes which are levied on real property located within Florida and are subject to certain limitations and exemptions as further described in Appendix F — “Economic and Financial Conditions in Florida” in the Statement of Additional Information. Florida, like much of the nation, has recently experienced a strong downturn in the housing market, which has impacted a number of segments of the Florida economy. The downturn in the housing market has also depressed property values in Florida, which will impact the amount of ad valorem property taxes that are collected by local governments in Florida. See Appendix F — “Economic and Financial Conditions in Florida” in the Statement of Additional Information for a summary of recent Florida constitutional amendments limiting the amount of property taxes authorized to be levied by Florida local governments. The structure of personal income in Florida is also different from the rest of the nation in that Florida has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.) that can be affected by Federal legislation. Florida’s economic growth is also highly dependent upon other factors such as changes in population growth, tourism, interest rates and hurricane activity. Because Florida is highly dependent upon tourism and other related industries, any future hurricanes or terrorist threats or attacks are likely to adversely affect Florida’s economy. The Florida Constitution also may limit the State’s ability to raise revenues and may have an adverse effect on the State’s finances and political subdivisions.

As of July 2009, Florida had an implied general obligation bond rating of Aa1, AAA and AA+ from Moody’s, Standard & Poor’s and Fitch Ratings, respectively. However, the outlook for Florida’s credit rating was changed from stable to negative by all three rating agencies at various times during 2009 due to the severity of the slowdown of Florida’s economy and sharp declines in revenues.

Massachusetts — The Massachusetts economy has recently experienced a significant slowdown. The Commonwealth’s revenues have decreased sharply, resulting in budget shortfalls and dwindling reserves; although consumer confidence has been fluctuating considerably, it reportedly dropped to its lowest recorded level in January 2009; home sales have experienced a steep decline; and Government figures show that the seasonally adjusted unemployment rate in Massachusetts was 8.6% in June 2009. Any further declines in personal income, spending and employment levels will continue to negatively impact state revenues and could cause further depletion of reserves. Municipalities often depend on the Commonwealth to meet certain of their funding requirements, and a decrease in state assistance to municipalities could have a negative affect on municipalities’ ability to meet their debt obligations. In addition, municipalities in the Commonwealth depend on real estate taxes to meet funding needs, and declines in real property values negatively impact the collection of these taxes. These and other factors will affect adversely the ability of the issuers of Massachusetts municipal securities to make required payments of interest and principal as well as the market value and marketability of municipal obligations held by the Fund. As of July 17, 2009, Standard & Poor’s, Moody’s and Fitch Ratings assigned bond ratings of AA, Aa2 and AA, respectively, to the Commonwealth’s general obligation bonds. These ratings are the opinions, only, of the applicable rating agencies, do not apply to the obligations of other municipal issuers in Massachusetts and are subject to change at any time.

Michigan — Michigan’s economy is closely tied to the manufacturing sector, particularly the automobile industry. While increased automobile production and an increasingly diversified economy led to an unemployment rate that, until 2002, was below the national average, due to weakness in the automobile sector, and productivity gains, the unemployment rate, for the last six years, has exceeded the national average. Michigan has reported balanced budgets after substantial reductions in expenditures and some revenue enhancements for the last five years, including the use of federal stimulus funds, but continues to struggle with shortfalls in revenues needed to match budgeted expenditures. Moody’s, Standard & Poor’s and Fitch Ratings currently rate the State of Michigan’s general obligation bonds Aa3, AA- and A+, respectively.

New Jersey — New Jersey and the nation are expected to continue to experience further deterioration in near-term economic growth in 2009. According to the Beige Book on economic performance released by the Federal Reserve Board on March 4, 2009, the Federal Reserve Board stated that economic conditions continued to deteriorate through February 2009. The latest New Jersey economic forecasts from Global Insight, Moody’s Economy.com and Rutgers University expect recessionary conditions to continue through 2009, with credit still tight and financial markets in continued turmoil. However, the State may experience further near-term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors, and businesses become more concerned about the unemployment rate, credit availability, financial market stresses, and geopolitical tensions. Currently, Standard & Poor’s rates the State of New Jersey’s general obligation bonds AA. Moody’s and Fitch Ratings rate the State of New Jersey’s general obligation bonds Aa3 and AA-, respectively.

New York — New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. New York’s tax revenues are more reliant on the financial sector of the economy than are the tax revenues of other states and other regions of the nation. Therefore, the unprecedented decline in profitability since the third quarter of 2007 witnessed by the securities industry has had a dramatic effect on New York and is a large factor in the projected 4.2% decline in state wages for 2009. Total private sector employment is also projected to decline in 2009. In addition, the destruction of net wealth attributable to depressed equity and real estate markets is expected to result in a decline in taxable income, which decline is projected to exceed the declines seen following the collapse of the high-tech/Internet bubble and the September 11 attacks. This combination of factors will place further stress on New York’s budgetary outlook in the coming years, particularly in light of the large current-services deficits projected through New York’s 2012-2013 fiscal year.

North Carolina — North Carolina derives a significant portion of its revenue from taxes, including personal and corporate income taxes, sales and use taxes, franchise and insurance taxes, and alcoholic beverage taxes. As a result of the current global recession, North Carolina has experienced a significant decline in revenues beginning in fiscal year 2007-2008 and continuing dramatically in fiscal year 2008-2009. It is expected that fiscal year 2008-2009 will end with a budget shortfall of $4.7 billion, compared to recent fiscal years ending with budget surpluses: $600 million in 2007-2008, $1.22 billion in 2006-2007, $289.4 million in 2005-2006, and $478.5 million in 2004-2005. The current budget shortfall is the result of the loss of taxable wages due to North Carolina’s record-high unemployment, the loss of taxable corporate and retail sales income, and the sharp decline in real estate sales. The current budget crisis is the worst since the end of fiscal year 2001-2002, when North Carolina experienced a revenue shortfall of $1.55 billion as a result of a slowing national and state economy. Despite the bad economic news, North Carolina has been able to maintain its high bond ratings. Both Standard & Poor’s and Fitch Ratings currently rate the State of North Carolina’s general obligation bonds AAA, which is in each agency’s highest rating category, and Moody’s currently rates the State of North Carolina’s general obligation bonds Aaa, its highest rating. On August 19, 2002, Moody’s downgraded the State of North Carolina’s general obligation bonds to Aa1 with stable outlook, one step below Aaa. Moody’s cited North Carolina’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade. In September 2004, Moody’s revised the State’s outlook from stable to positive, and in January 2007, Moody’s restored North Carolina’s bond rating to Aaa.

Ohio — The Ohio Fund is more exposed to risks affecting issuers of Ohio municipal bonds than is a municipal bond fund that invests more widely. Ohio’s economy, along with the national economy in general, is experiencing an economic downturn with unemployment increasing and the recession in Ohio continues to be severe. Moody’s, Standard & Poor’s and Fitch Ratings currently rate the State of Ohio’s general obligation bonds Aa2, AA+ and AA, respectively. These represent downgrades by Moody’s and Fitch Ratings from Aa1 and AA+, respectively, citing, in the case of Fitch Ratings, weak recovery from the previous recession, declines in manufacturing and service sector employment, and a continued deep housing downturn. At the same time, Fitch Ratings changed its outlook for the State from “negative” to “stable”.

Pennsylvania — The Pennsylvania Fund is more exposed to risks affecting issuers of Pennsylvania state municipal securities than is a municipal bond fund that invests more widely. Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Further, Pennsylvania is experiencing the effects of the national economic recession, including increasing unemployment rates and revenue shortfalls. The Pennsylvania Department of Revenue reported that for fiscal year 2009, General Fund collections were $3.25 billion, or 11.3 percent, below estimates. Various actions have been taken to reduce Commonwealth spending. Moody’s, Standard & Poor’s and Fitch Ratings currently rate the State of Pennsylvania’s general obligation bonds Aa2, AA and AA, respectively.

Taxability Risk — Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent a State Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a State Fund.

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investments in variable rate demand obligations or short term municipal derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Funds invest only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

The Funds may also be subject to certain other risks associated with their investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing money may reduce a Fund’s return.

Illiquid Securities Risk — If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

Unavailability of Tax-Exempt Securities Risk — The portfolio of the Tax-Exempt Fund and each State Fund represents a significant percentage of the market in short term tax-exempt securities and short term municipal securities, respectively. A shortage of available high quality short term tax-exempt securities or short term municipal securities, as applicable, will affect the yield on a Fund’s portfolio. Each Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

When-Issued and Delayed Delivery Securities and Forward Commitment Risk — When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Merrill Lynch CMA Financial Service

The CMA service includes a CMA account and an optional Beyond Banking Account. The CMA account and the Beyond Banking Account are conventional Merrill Lynch cash securities or margin securities accounts that are linked to money fund deposit accounts maintained with banks, certain money market funds and a card/check account. Subscribers to the CMA service are charged an annual fee and may also be subject to applicable subaccount fees and certain transaction fees, optional service fees, and/or miscellaneous fees depending upon the account activities, features and services selected. Automatic deposit or investment of free cash balances in CMA and Beyond Banking Accounts into certain bank accounts or money market funds is a feature of the CMA service commonly known as a “sweep.” Free cash balances held in certain CMA and Beyond Banking Accounts may be “swept” into shares of the Tax-Exempt Fund or, into shares of one of the State Funds and free cash balances held in all CMA and Beyond Banking Accounts may be “swept” into one or more bank deposit accounts at affiliated banks of Merrill Lynch. In certain circumstances, free cash balances in certain CMA accounts may be “swept” into another money market fund not offered by this prospectus, or a money market fund offered by this prospectus may not be available. In this prospectus, the Funds, together with other money market funds linked to the CMA service, are collectively referred to as the “CMA Funds.”

The CMA service is offered by Merrill Lynch (not the Funds). This prospectus provides information concerning the Funds, and is not intended to provide detailed information concerning the CMA service. If you want more information about the CMA service, applicable terms and conditions and associated fees, please review the CMA® Financial Services, Cash Management Account®, Beyond Banking® Account disclosures and account agreement.

Shares of the Funds are also offered to subscribers in certain other Merrill Lynch central asset account programs that may have different sweep features and annual fees. For more information about other Merrill Lynch programs, consult the relevant program description brochure provided to investors in those programs.

Account Information

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or financial intermediary. You may also buy, sell and transfer shares through Financial Data Services, Inc. (the “Transfer Agent”) if your account is held directly with the Transfer Agent. To learn more about buying, selling or transferring shares through the Transfer Agent, call (800) 221-7210. Because the selection of a mutual fund involves many considerations, your financial professional may help you with this decision.

Each Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”).

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of shares of the Fund at any time, for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service or any other Merrill Lynch central asset account program at any time for any reason.

In addition, each Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

How to Buy Shares

	Your Choices	Information Important for You to Know

Initial Purchase	Determine the amount of your investment

If you are a CMA service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements.

If you are not a CMA service or other Merrill Lynch central asset account program subscriber, the minimum initial investment for a Fund is $5,000.

Have cash balances from your CMA or Beyond Banking Accounts automatically invested in shares of the Fund designated as your primary money account

If you are an eligible CMA service subscriber and you choose to have your cash balances automatically invested in a Fund, they will be invested as follows:

Except as described below, cash balances of less than $1,000 in a CMA account are automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the New York Stock Exchange (the “Exchange”) and New York banks are open, which will usually be a Monday.

•  Cash balances in a CMA account from (i) a sale of securities that does not settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of principal on debt securities held in the CMA account, or (iv) a sale of shares of Ready Assets Prime Money Fund or Ready Assets U.S.A. Government Money Fund will be invested in shares of a Fund at the next determined net asset value on the business day following the day on which proceeds of the transaction are received by the CMA account, subject to certain timing considerations described below.

•  A cash deposit of $1 or more in a Beyond Banking Account or of $1,000 or more to a CMA account, a cash balance of $1 or more to a Beyond Banking Account or of $1,000 or more in a CMA account from a payment of dividends or interest on securities held in your CMA account will be invested in shares of a Fund at the next determined net asset value on the next business day if the deposit is made or the payment is received prior to the cashiering deadline in the brokerage office in which the deposit is made. Check with your Merrill Lynch Financial Advisor regarding the cashiering deadline in his or her branch. If the deposit is made or payment is received after the applicable cashiering deadline, the cash balance will be invested in shares of the Fund at the net asset value next determined on the second business day following the date of the deposit or payment.

Have your Merrill Lynch Financial Advisor submit your purchase order

If you are a CMA service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of a Fund not designated as your primary money account. However, you may not hold shares of more than one State Fund at the same time.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. Manual purchases of $500,000 or more can be made effective on the same day the order is placed with the Fund provided certain requirements are met.

Purchase requests received by any CMA Fund will receive the net asset value per share next computed after receipt of the purchase request by the Fund.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of shares of the Fund at any time for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service or any other Merrill Lynch central asset account program at any time for any reason.

When purchasing shares as a CMA service or other Merrill Lynch central asset account program subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a program subscriber, you must complete the account opening process, including completing or supplying requested documentation. Participants in certain Merrill Lynch central asset programs may be subject to different annual participation fees from CMA service participants.

How to Buy Shares

	Your Choices	Information Important for You to Know

Initial Purchase (continued)	Or contact the Transfer Agent	If you maintain an account directly with the Transfer Agent and are not a CMA service subscriber, you may call the Transfer Agent at 1-800-221-7210 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

How to Sell Shares

	Your Choices	Information Important for You to Know

Full or Partial Redemption of Shares	Automatic Redemption	Each Fund has instituted an automatic redemption procedure for CMA service and other Merrill Lynch central asset account subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the designated Fund to satisfy debit balances in the account (i) created by activity therein or (ii) created by Visa® card purchases, cash advances or checks. Each account of a subscriber will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated as the primary money account and to the extent necessary, other CMA Funds or money accounts, will be redeemed at net asset value at the 12 noon, Eastern time, pricing to satisfy any remaining debits.
Have your Merrill Lynch Financial Advisor submit your sales order

If you are a CMA service subscriber, you may redeem your shares directly by submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Transfer Agent. Cash proceeds from the redemption generally will be mailed to you at your address of record, or upon request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. All shareholders on the account must sign the letter and signatures must be guaranteed (e.g., by a bank or a broker).

Redemptions of Fund shares will be confirmed to program subscribers (rounded to the nearest share) in their monthly transaction statements.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A medallion signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Redemption requests should not be sent to the Fund or Merrill Lynch. The Transfer Agent will mail redemption proceeds to you at your address of record. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

Check with the Transfer Agent or your Merrill Lynch Financial Advisor for details.

How to Transfer Shares

	Your Choices	Information Important for You to Know

Transfer Shares to Another Financial Intermediary	Transfer to a participating financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating financial intermediary	If you no longer maintain a Merrill Lynch account, you must either transfer your shares to an account with the Transfer Agent or they will be automatically redeemed. Shareholders maintaining accounts directly with the Transfer Agent are not entitled to the services available to CMA service subscribers.

Funds’ Rights

Each Fund may:

■

Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller accounts, each Fund may redeem shares in your account if the net asset value of your account falls below $1,000 due to redemptions you have made. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.

Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board of Trustees of each of the Tax-Exempt Fund and the Multi-State Municipal Series Trust (each, a “Board”) has evaluated the risks of market timing activities by Fund shareholders and has determined that due to (i) the Funds’ policy of seeking to maintain the Funds’ net asset value per share at $1.00 each day, (ii) the nature of the Funds’ portfolio holdings, and (iii) the nature of the Funds’ shareholders, it is unlikely that (a) market timing would be attempted by the Funds’ shareholders or (b) any attempts to market time the Funds by shareholders would result in a negative impact to the Funds or their shareholders. As a result, the Boards have not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurance, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Distribution and Shareholder Servicing Plan

Each Fund has adopted a distribution and shareholder servicing plan (the “Plan”) that allows the Fund to pay fees for the sale of its shares under Rule 12b-1 of the Investment Company Act.

Plan Payments

Under the Plan, Fund shares pay a fee to the Distributor, and/or its affiliates, including The PNC Financial Services Group, Inc. (“PNC”) and its affiliates and to Merrill Lynch & Co., Inc. and/or Bank of America Corporation (“BAC”) and their affiliates for account maintenance, sales and promotional activities and services in connection with the sale of shares. The fee may also be used to pay financial intermediaries (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) for sales support services and related expenses. Fund shares pay a maximum fee per year that is a percentage of the average daily net asset value of the Fund attributable to such shares.

Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to, rather than in lieu of, fees that a Fund may pay to a financial intermediary pursuant to the Plan and fees a Fund pays to its Transfer Agent, BlackRock, on behalf of the Funds, may enter into non-Plan agreements with a financial intermediary pursuant to which the Funds will pay a financial intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of a Fund or for these other services to a Fund and its shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Master/Feeder Structure for the Tax-Exempt Fund

The Tax-Exempt Fund is a “feeder” fund that invests its assets in the Master LLC. Investors in the Tax-Exempt Fund will acquire an indirect interest in the Master LLC.

The Master LLC may accept investments from other feeder funds, and all the feeder funds of the Master LLC bear the Master LLC’s expenses in proportion to their assets. This structure may enable the Tax-Exempt Fund to reduce costs through economies of scale. If the Master LLC has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Master LLC from different feeders may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the Master LLC on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the Master LLC. Information about other feeders, if any, is available by calling (800) 221-7210.

Whenever the Master LLC holds a vote of its feeder funds, the Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Master LLC.

The Tax-Exempt Fund may withdraw from the Master LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to directly manage the Tax-Exempt Fund’s assets.

Management of the Funds

BlackRock

BlackRock, manager to the Master LLC and each of the State Funds, manages the investments and business operations of the Master LLC and each of the State Funds subject to the oversight of the Board of Directors of the Master LLC or the Board of Trustees of the Multi-State Municipal Series Trust. While BlackRock is ultimately responsible for the management of the Master LLC and the State Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Investment Management, LLC, the sub-adviser of the Master LLC and each State Fund (the “Sub-Adviser”), is a registered investment adviser and a commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $1.373 trillion in investment company and other portfolio assets under management as of June 30, 2009.

The Master LLC and the Multi-State Municipal Series Trust, on behalf of each State Fund, have each entered into a management agreement (each, a “Management Agreement”) with BlackRock. Pursuant to the Management Agreements, BlackRock is entitled to fees computed daily and payable monthly at the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) calculated as follows:

	Management Fee Rate as a percentage of average daily net assets

Average Daily Net Assets	Master LLC	State Funds
Not exceeding $500 million	0.250%	0.500%
Exceeding $500 million but not exceeding $1 billion	0.175%	0.425%
Exceeding $1 billion	0.125%	0.375%

For the fiscal year ended March 31, 2009, the Master LLC and each State Fund paid BlackRock at the management fee rates shown below:

Management Fee (net of waivers and/or reimbursements, if applicable) as a percentage of average daily net assets

Fund	Paid to the Manager
Master LLC	0.132%
Arizona Fund	0.498%
California Fund	0.400%
Connecticut Fund	0.482%
Florida Fund	0.499%
Massachusetts Fund	0.500%
Michigan Fund	0.500%
New Jersey Fund	0.430%
New York Fund	0.401%
North Carolina Fund	0.500%
Ohio Fund	0.499%
Pennsylvania Fund	0.482%

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock, with respect to the Master LLC and each State Fund under which BlackRock pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the applicable Management Agreement. The Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio.

BlackRock also acts as the Tax-Exempt Fund’s administrator (the “Administrator”). The Tax-Exempt Fund pays the Administrator an administration fee at the annual rate of 0.25% of the average daily net assets of the Fund.

BlackRock and the Distributor have voluntarily agreed to waive a portion of the management fee, the administration fee, if applicable, and service and distribution fees and/or reimburse operating expenses to enable each Fund to maintain a minimum daily net investment income dividend. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.

A discussion of the basis for each Board’s approval of the relevant Management Agreement with BlackRock and each sub-advisory agreement between BlackRock and the Sub-Adviser is included in each Fund’s semi-annual shareholder report for the fiscal period ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch & Co., Inc., and its affiliates, including BAC (each a “BAC Entity”), in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate- or BAC Entity-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates or BAC Entities may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates the net asset value at 12 noon Eastern time on each business day that the Exchange or New York banks are open, immediately after the daily declaration of dividends. Both the Exchange and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Currently, the only scheduled days on which the Exchange is open and New York banks are closed are Columbus Day and Veterans’ Day. The only scheduled day on which New York banks are open and the Exchange is closed is Good Friday. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal funds become available to the Funds.

The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

Each Fund may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Each Fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (previously defined as the “Treasury Guarantee Program”), which terminates on September 18, 2009.

The Treasury Guarantee Program provides a guarantee to shareholders of a Fund up to the amount held in the Fund as of the close of business on September 19, 2008. If the number of shares an investor holds fluctuates, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. This means that any increase in the number of shares an investor holds over the amount held after the close of business on September 19, 2008 is not covered under the Treasury Guarantee Program. It also means that if an investor’s balance is below its September 19, 2008 level, the investor can bring it back up to that level and it will be covered. Note that the Treasury Guarantee Program applies only to the account in which the shares were held on September 19, 2008. If an investor closes an account and reinvests in the Fund through a new account, the new balance would not be covered.

The Treasury Guarantee Program is temporary and set to expire on September 18, 2009. According to the U.S. Treasury Department, the Treasury Guarantee Program will not be extended beyond that date. Each Fund has paid to be covered under the Treasury Guarantee Program. For the initial three months of the Treasury Guarantee Program (ended December 18, 2008), each Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008 and for the extension periods beginning December 19, 2008 and ending September 18, 2009, each Fund paid participation fees totaling 0.03% of the Fund’s net asset value as of September 19, 2008. The Treasury Guarantee Program is implemented under the U.S. Treasury Department’s Exchange Stabilization Fund (“ESF”), and guarantee payments under the Treasury Guarantee Program will not exceed the amount available within the ESF at the date of payment. Currently, ESF assets are about $50 billion. For additional information on the Treasury Guarantee Program, you can visit the U.S. Treasury Department’s website at www.ustreas.gov.

Dividends, Distributions and Taxes

The following discussion applies to the Tax-Exempt Fund and each State Fund, unless otherwise indicated. Each Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. Income dividends are reinvested daily and capital gains dividends are reinvested at least annually in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive monthly statements about such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. Each Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes and, for the State Funds, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.

A Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., “tax-exempt”). To the extent that the dividends distributed by a Fund are from bond interest income that is excludable from gross income for Federal income tax purposes and are designated by the Fund as “exempt interest dividends”, they are exempt from Federal income tax. To the extent dividends distributed by a State Fund are from bond interest income that is excludable from income for state income tax purposes in the designated state, each State Fund intends to satisfy the requirements for such dividends to be exempt from personal income tax of the designated state (and in certain circumstances, local income tax). To the extent applicable, the value of a State Fund’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in the Tax-Exempt Fund or a State Fund investing in a designated state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal or state income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. If you redeem shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.

Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable to you, for Federal income tax purposes, as long term capital gains regardless of how long you have held your shares.

By law, your ordinary income dividends will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in a State Fund and the Tax-Exempt Fund. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

	CMA Tax-Exempt Fund
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0125	0.0290	0.0302	0.0222	0.0092
Net realized gain (loss)	0.0000	0.0002	0.0001	(0.0000)	(0.0001)
Net increase from investment operations	0.0125	0.0292	0.0303	0.0222	0.0091
Dividends from net investment income	(0.0125)	(0.0290)	(0.0302)	(0.0222)	(0.0092)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	1.26%	2.94%	3.05%	2.24%	0.93%
Ratios to Average Net Assets[1]
Total expenses	0.57%	0.55%	0.55%	0.55%	0.55%
Net investment income and net realized gain	1.24%	2.87%	3.03%	2.21%	0.91%
Supplemental Data
Net assets, end of year (000)	$10,279,544	$11,003,605	$9,257,629	$8,761,108	$9,029,274
[1]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income and net realized gain (loss).

Financial Highlights (continued)

	CMA Arizona Municipal Money Fund
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0111	0.0278	0.0288	0.0211	0.0077
Net realized gain (loss)	—	0.0000	(0.0000)	(0.0000)	(0.0000)
Net increase from investment operations	0.0111	0.0278	0.0288	0.0211	0.0077
Dividends from net investment income	(0.0111)	(0.0278)	(0.0288)	(0.0211)	(0.0077)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	1.11%	2.82%	2.91%	2.13%	0.77%
Ratios to Average Net Assets
Total expenses after waiver and fees paid indirectly	0.73%	0.72%	0.73%	0.72%	0.74%
Total expenses	0.74%	0.72%	0.73%	0.72%	0.74%
Net investment income	1.12%	2.75%	2.89%	2.11%	0.78%
Supplemental Data
Net assets, end of year (000)	$163,672	$204,515	$183,442	$169,647	$168,983

Financial Highlights (continued)

	CMA California Municipal Money Fund
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0112	0.0286	0.0295	0.0212	0.0089
Net realized gain (loss)	0.0000	0.0003	0.0002	(0.0001)	0.0001
Net increase from investment operations	0.0112	0.0289	0.0297	0.0211	0.0090
Dividends and distributions from:
Net investment income	(0.0112)	(0.0286)	(0.0295)	(0.0212)	(0.0089)
Net realized gain	—	(0.0001)	(0.0000)	—	—
Total dividends and distributions	(0.0112)	(0.0287)	(0.0295)	(0.0212)	(0.0089)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	1.12%	2.90%	2.99%	2.14%	0.89%
Ratios to Average Net Assets
Total expenses after waiver	0.57%	0.55%	0.57%	0.57%	0.57%
Total expenses	0.57%	0.55%	0.57%	0.57%	0.57%
Net investment income	1.16%	2.82%	2.96%	2.12%	0.90%
Supplemental Data
Net assets, end of year (000)	$2,902,562	$3,931,450	$3,374,219	$2,693,459	$2,395,426

Financial Highlights (continued)

	CMA Connecticut Municipal Money Fund
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0107	0.0272	0.0284	0.0203	0.0073
Net realized gain (loss)	0.0001	0.0003	(0.0000)	(0.0000)	(0.0001)
Net increase from investment operations	0.0108	0.0275	0.0284	0.0203	0.0072
Dividends and distributions from:
Net investment income	(0.0107)	(0.0272)	(0.0284)	(0.0203)	(0.0073)
Net realized gain	—	(0.0000)	—	—	(0.0000)
Total dividends and distributions	(0.0107)	(0.0272)	(0.0284)	(0.0203)	(0.0073)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	1.08%	2.75%	2.87%	2.05%	0.74%
Ratios to Average Net Assets
Total expenses after waiver and fees paid indirectly	0.68%	0.67%	0.68%	0.68%	0.67%
Total expenses	0.68%	0.67%	0.68%	0.68%	0.67%
Net investment income	1.06%	2.68%	2.85%	2.03%	0.72%
Supplemental Data
Net assets, end of year (000)	$606,199	$676,347	$544,050	$510,151	$519,765

Financial Highlights (continued)

	CMA Florida Municipal Money Fund
	Year Ended March 31,			Period November 15, 2005[1] to March 31, 2006
	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0107	0.0277	0.0288	0.0094
Net realized gain (loss)	0.0000	(0.0000)	(0.0000)	0.0000
Net increase from investment operations	0.0107	0.0277	0.0288	0.0094
Dividends and distributions from:
Net investment income	(0.0107)	(0.0277)	(0.0288)	(0.0094)
Net realized gain	—	—	(0.0000)	—
Total dividends and distributions	(0.0107)	(0.0277)	(0.0288)	(0.0094)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	1.08%	2.80%	2.90%	0.94%[2]
Ratios to Average Net Assets
Total expenses after waivers and fees paid indirectly	0.68%	0.69%	0.70%	0.58%[3]
Total expenses	0.69%	0.69%	0.71%	0.72%[3]
Net investment income	1.09%	2.74%	2.88%	2.55%[3]
Supplemental Data
Net assets, end of period (000)	$290,064	$372,844	$308,089	$472,295
[1]	Commencement of Operations.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

	CMA Massachusetts Municipal Money Fund
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0103	0.0272	0.0286	0.0202	0.0075
Net realized gain (loss)	0.0001	0.0001	0.0001	—	(0.0000)
Net increase from investment operations	0.0104	0.0273	0.0287	0.0202	0.0075
Dividends and distributions from:
Net investment income	(0.0103)	(0.0272)	(0.0286)	(0.0202)	(0.0075)
Net realized gain	—	(0.0001)	—	—	(0.0001)
Total dividends and distributions	(0.0103)	(0.0273)	(0.0286)	(0.0202)	(0.0076)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	1.03%	2.76%	2.89%	2.04%	0.76%
Ratios to Average Net Assets
Total expenses after waivers and fees paid indirectly	0.72%	0.70%	0.69%	0.70%	0.71%
Total expenses	0.72%	0.70%	0.69%	0.70%	0.71%
Net investment income	1.03%	2.68%	2.87%	2.03%	0.74%
Supplemental Data
Net assets, end of year (000)	$428,177	$466,810	$403,891	$345,065	$345,043

Financial Highlights (continued)

	CMA Michigan Municipal Money Fund
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0115	0.0281	0.0293	0.0207	0.0082
Net realized gain (loss)	0.0001	0.0001	0.0000	(0.0003)	(0.0000)
Net increase from investment operations	0.0116	0.0282	0.0293	0.0204	0.0082
Dividends from net investment income	(0.0115)	(0.0281)	(0.0293)	(0.0207)	(0.0082)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	1.16%	2.84%	2.95%	2.09%	0.82%
Ratios to Average Net Assets
Total expenses after fees paid indirectly	0.72%	0.71%	0.71%	0.70%	0.70%
Total expenses	0.72%	0.71%	0.71%	0.70%	0.70%
Net investment income	1.15%	2.78%	2.93%	2.06%	0.80%
Supplemental Data
Net assets, end of year (000)	$278,225	$321,212	$262,426	$283,669	$271,421

Financial Highlights (continued)

	CMA New Jersey Municipal Money Fund
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0128	0.0278	0.0290	0.0211	0.0082
Net realized gain (loss)	0.0000	0.0002	0.0001	(0.0000)	(0.0001)
Net increase from investment operations	0.0128	0.0280	0.0291	0.0211	0.0081
Dividends and distributions from:
Net investment income	(0.0128)	(0.0278)	(0.0290)	(0.0211)	(0.0082)
Net realized gain	(0.0000)	—	—	—	(0.0000)
Total dividends and distributions	(0.0128)	(0.0278)	(0.0290)	(0.0211)	(0.0082)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	1.29%	2.81%	2.93%	2.14%	0.83%
Ratios to Average Net Assets
Total expenses	0.61%	0.60%	0.62%	0.63%	0.63%
Net investment income	1.26%	2.71%	2.92%	2.12%	0.81%
Supplemental Data
Net assets, end of year (000)	$1,514,759	$1,771,689	$1,342,082	$1,103,796	$1,027,382

Financial Highlights (continued)

	CMA New York Municipal Money Fund
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0114	0.0284	0.0298	0.0213	0.0087
Net realized gain (loss)	0.0001	0.0001	0.0002	(0.0001)	(0.0001)
Net increase from investment operations	0.0115	0.0285	0.0300	0.0212	0.0086
Dividends and distributions from:
Net investment income	(0.0114)	(0.0284)	(0.0298)	(0.0213)	(0.0087)
Net realized gain	—	(0.0001)	(0.0000)	—	(0.0001)
Total dividends and distributions	(0.0114)	(0.0285)	(0.0298)	(0.0213)	(0.0088)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	1.15%	2.87%	3.01%	2.15%	0.88%
Ratios to Average Net Assets
Total expenses after waiver and fees paid indirectly	0.58%	0.56%	0.57%	0.58%	0.58%
Total expenses	0.58%	0.56%	0.57%	0.58%	0.58%
Net investment income	1.13%	2.77%	2.99%	2.14%	0.86%
Supplemental Data
Net assets, end of year (000)	$3,006,793	$3,644,843	$2,835,705	$2,510,821	$2,312,666

Financial Highlights (continued)

	CMA North Carolina Municipal Money Fund
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0114	0.0276	0.0288	0.0185	0.0074
Net realized gain (loss)	(0.0001)	(0.0000)	0.0000	0.0000	(0.0000)
Net increase from investment operations	0.0113	0.0276	0.0288	0.0185	0.0074
Dividends and distributions from:
Net investment income	(0.0114)	(0.0276)	(0.0288)	(0.0185)	(0.0074)
Net realized gain	—	—	—	—	(0.0001)
Total dividends and distributions	(0.0114)	(0.0276)	(0.0288)	(0.0185)	(0.0075)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	1.15%	2.79%	2.90%	2.08%	0.75%
Ratios to Average Net Assets
Total expenses after fees paid indirectly	0.74%	0.72%	0.73%	0.72%	0.72%
Total expenses	0.74%	0.72%	0.73%	0.72%	0.72%
Net investment income	1.13%	2.70%	2.88%	2.06%	0.72%
Supplemental Data
Net assets, end of year (000)	$190,318	$276,677	$199,378	$203,180	$202,597

Financial Highlights (continued)

	CMA Ohio Municipal Money Fund
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0136	0.0279	0.0287	0.0204	0.0078
Net realized gain	0.0004	0.0001	0.0000	0.0000	—
Net increase from investment operations	0.0140	0.0280	0.0287	0.0204	0.0078
Dividends and distributions from:
Net investment income	(0.0136)	(0.0279)	(0.0287)	(0.0204)	(0.0078)
Net realized gain	—	(0.0000)	(0.0000)	(0.0000)	—
Total dividends and distributions	(0.0136)	(0.0279)	(0.0287)	(0.0204)	(0.0078)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	1.37%	2.83%	2.90%	2.07%	0.78%
Ratios to Average Net Assets
Total expenses after fees paid indirectly	0.71%	0.69%	0.70%	0.70%	0.70%
Total expenses	0.71%	0.69%	0.70%	0.70%	0.70%
Net investment income	1.32%	2.73%	2.88%	2.04%	0.77%
Supplemental Data
Net assets, end of year (000)	$463,602	$480,922	$378,461	$327,056	$379,307

Financial Highlights (concluded)

	CMA Pennsylvania Municipal Money Fund
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0111	0.0277	0.0292	0.0208	0.0080
Net realized gain (loss)	0.0001	0.0000	(0.0000)	(0.0002)	0.0000
Net increase from investment operations	0.0112	0.0277	0.0292	0.0206	0.0080
Dividends from net investment income	(0.0111)	(0.0277)	(0.0292)	(0.0208)	(0.0080)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	1.12%	2.80%	2.95%	2.11%	0.80%
Ratios to Average Net Assets
Total expenses after waiver and fees paid indirectly	0.68%	0.67%	0.69%	0.69%	0.69%
Total expenses	0.68%	0.67%	0.69%	0.69%	0.69%
Net investment income	1.12%	2.72%	2.93%	2.09%	0.79%
Supplemental Data
Net assets, end of year (000)	$590,238	$667,352	$515,749	$497,912	$454,881

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Log into your account.

Delivery of Shareholder Documents

Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding“ and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the applicable Fund at (800) 221-7210.

Certain Fund Policies

Anti-Money Laundering Requirements

Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act.

Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third-parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third-parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the SAI.

For a discussion of the Funds’ policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Glossary

Glossary of Investment Terms

Dollar-Weighted Average Maturity — The average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

Municipal Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax).

Repurchase Agreements — agreements in which a party sells securities to the Fund and at the same time agrees to repurchase the securities at a particular time and price.

Short Term Securities — securities that mature or reset to a new interest rate within 397 days (13 months).

State Municipal Securities — securities issued by or on behalf of a particular state or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes and exempt from any applicable state or local income or other taxes (and the value of which is exempt from intangible personal property tax in states that impose such tax).

Tax-Exempt Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (and does not subject investors to Federal alternative minimum tax).

Yield — the income generated by an investment in a Fund.

Glossary of Expense Terms

Administration Fee — a fee paid to BlackRock for providing administrative services to the Tax-Exempt Fund.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund (and the Master LLC, if applicable).

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing the Master LLC or State Fund.

Other Expenses — include transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees – include account fees that you may pay on your CMA or other Merrill Lynch account.

Glossary of Other Terms

Dividends — include ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

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For More Information

Funds and Service Providers

FUNDS

CMA® Tax-Exempt Fund

CMA® Multi-State Municipal Series Trust

CMA® Arizona Municipal Money Fund

CMA® California Municipal Money Fund

CMA® Connecticut Municipal Money Fund

CMA® Florida Municipal Money Fund

CMA® Massachusetts Municipal Money Fund

CMA® Michigan Municipal Money Fund

CMA® New Jersey Municipal Money Fund

CMA® New York Municipal Money Fund

CMA® North Carolina Municipal Money Fund

CMA® Ohio Municipal Money Fund

CMA® Pennsylvania Municipal Money Fund

Written Correspondence:

c/o Financial Data Services, Inc.

PO Box 45290

Jacksonville, Florida 32231-5290

Overnight Mail:

c/o Financial Data Services, Inc.

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

(800) 221-7210

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Investment Management, LLC

800 Scudders Mill Road

Plainsboro, New Jersey 08536

ADMINISTRATOR

For CMA® Tax-Exempt Fund:

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

Financial Data Services, Inc.

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

For More Information

Funds and Service Providers

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

600 College Road East

Princeton, New Jersey 08540

DISTRIBUTOR

BlackRock Investments, LLC

40 East 52nd Street

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

2 Avenue de Lafayette

Boston, Massachusetts 02111

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

Additional Information

For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated July 29, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 221-7210. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 6:30 p.m. (Eastern time), on any business day. Call: (800) 221-7210.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 221-7210.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/money market reports. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

CMA Tax-Exempt Fund

or CMA Multi-State Municipal Series Trust

c/o Financial Data Services, Inc.

PO Box 45290

Jacksonville, Florida 32231-5290

Overnight Mail

CMA Tax-Exempt Fund

or CMA Multi-State Municipal Series Trust

c/o Financial Data Services, Inc.

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Funds including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CMA TAX-EXEMPT FUND:

INVESTMENT COMPANY ACT FILE NO. 811-3111

CMA MULTI-STATE MUNICIPAL SERIES TRUST:

INVESTMENT COMPANY ACT FILE NO. 811-5011

© BlackRock Advisors, LLC

PRO-16817-0709

STATEMENT OF ADDITIONAL INFORMATION

CMA® TAX-EXEMPT FUND

CMA® MULTI-STATE MUNICIPAL SERIES TRUST

CMA® ARIZONA MUNICIPAL MONEY FUND

CMA® CALIFORNIA MUNICIPAL MONEY FUND

CMA® CONNECTICUT MUNICIPAL MONEY FUND

CMA® FLORIDA MUNICIPAL MONEY FUND

CMA® MASSACHUSETTS MUNICIPAL MONEY FUND

CMA® MICHIGAN MUNICIPAL MONEY FUND

CMA® NEW JERSEY MUNICIPAL MONEY FUND

CMA® NEW YORK MUNICIPAL MONEY FUND

CMA® NORTH CAROLINA MUNICIPAL MONEY FUND

CMA® OHIO MUNICIPAL MONEY FUND

CMA® PENNSYLVANIA MUNICIPAL MONEY FUND

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 221-7210

This Statement of Additional Information of the CMA® Tax-Exempt Fund and each series of CMA® Multi-State Municipal Series Trust (the “Funds”) is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 29, 2009, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) 221-7210 or by writing to the Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. CMA® Tax-Exempt Fund’s audited financial statements and the audited financial statements of Master Tax-Exempt LLC, together with the respective reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to the Tax-Exempt Fund’s 2009 Annual Report. The audited financial statements of each series of CMA® Multi-State Municipal Series Trust, as defined above, together with the report of the independent registered public accounting firm, are incorporated by reference to the CMA® Multi-State Municipal Series Trust’s 2009 Annual Report. You may request a copy of the Annual Reports at no charge by calling (800) 221-7210 between 8:30 a.m. and 6:30 p.m. Eastern time on any business day.

BLACKROCK ADVISORS, LLC — MANAGER

BLACKROCK INVESTMENTS, LLC — DISTRIBUTOR

The date of this Statement of Additional Information is July 29, 2009

PART I: INFORMATION ABOUT CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

Part I of this Statement of Additional Information sets forth information about CMA® Tax-Exempt Fund (the “Tax-Exempt Fund”) and CMA® Multi-State Municipal Series Trust (the “Multi-State Municipal Series Trust”). The Multi-State Municipal Series Trust consists of CMA® Arizona Municipal Money Fund (the “Arizona Fund”), CMA® California Municipal Money Fund (the “California Fund”), CMA® Connecticut Municipal Money Fund (the “Connecticut Fund”), CMA® Florida Municipal Money Fund (the “Florida Fund”), CMA® Massachusetts Municipal Money Fund (the “Massachusetts Fund”), CMA® Michigan Municipal Money Fund (the “Michigan Fund”), CMA® New Jersey Municipal Money Fund (the “New Jersey Fund”), CMA® New York Municipal Money Fund (the “New York Fund”), CMA® North Carolina Municipal Money Fund (the “North Carolina Fund”), CMA® Ohio Municipal Money Fund (the “Ohio Fund”) and CMA® Pennsylvania Municipal Money Fund (the “Pennsylvania Fund”) (each a “State Fund” and together, the “State Funds”) (the State Funds and the Tax-Exempt Fund are collectively referred to herein as the “Funds”). This Part I includes information about the Tax-Exempt Fund’s and the Multi-State Municipal Series Trust’s Boards of Trustees, the advisory services provided to and the management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and services provided to each Fund. This Part I should be read in conjunction with the Funds’ Prospectus and those portions of Part II of this Statement of Additional Information that pertain to each Fund.

I.	Investment Objectives and Policies

CMA Tax-Exempt Fund

The Tax-Exempt Fund is a tax-exempt money market fund. The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income tax, preservation of capital and liquidity. The investment objectives of the Tax-Exempt Fund are fundamental policies of the Tax-Exempt Fund and may not be changed without the affirmative vote of a majority of the outstanding shares of the Tax-Exempt Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of short term high quality tax-exempt money market securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (“Municipal Securities”). The Tax-Exempt Fund is classified as a diversified open-end investment company under the Investment Company Act.

The Tax-Exempt Fund is a “feeder” fund that invests all of its assets in a corresponding master fund, the Master Tax-Exempt LLC (the “Master LLC”), which has the same investment objectives and strategies as the Tax-Exempt Fund. All investments will be made at the Master LLC level. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Master LLC. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Master LLC in which the Tax-Exempt Fund invests.

The Tax-Exempt Fund may invest up to 20% of its assets in certain Municipal Securities that are classified as “private activity bonds,” which may subject certain investors to a Federal alternative minimum tax. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its net assets in securities the income from which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (including the alternative minimum tax) or invests in securities so that at least 80% of the income that it distributes will be excludable from gross income for Federal income tax purposes (including the alternative minimum tax). For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy and may not be changed without the approval of a majority of the Tax-Exempt Fund’s outstanding shares.

The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Municipal Securities with longer maturities tend to produce higher yields. Interest rates in the short term tax-exempt securities market also may fluctuate more widely from time to time than interest rates in the long term municipal bond market. However, because of the shorter maturities, the market value of the Municipal Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

The Municipal Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with remaining maturities of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes issued generally to finance short term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short term maturity and quality standards of the Tax-Exempt Fund. The dollar weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less.

The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Municipal Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

Investment in the Tax-Exempt Fund’s shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short term tax-exempt securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

CMA State Funds

Each State Fund is a tax-exempt money market fund. The investment objectives of each State Fund are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity. The investment objectives are fundamental policies of each State Fund that may not be changed without the approval of the holders of the relevant State Fund’s outstanding securities. Each State Fund is classified as a non-diversified open-end investment company under the Investment Company Act.

Each State Fund seeks to achieve its objectives by investing in a portfolio of short term, high quality Municipal Securities. Each State Fund seeks to achieve its objectives by investing primarily in a portfolio of obligations, certificates of participation, leases or other arrangements with remaining maturities of 397 days (13 months) or less that are issued or entered into by or on behalf of the relevant designated state, its political subdivisions, agencies and instrumentalities, and other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative products the interest from which is excludable, in the opinion of bond counsel to the issuer, from gross income for both Federal income tax purposes and the designated state’s personal (and where applicable, local) income tax purposes. It is expected that the value of such investments would be exempt from state intangible personal property tax and/or local intangible personal property tax where applicable. Such obligations are herein referred to as “State Municipal Securities.” There can be no assurance that each State Fund’s investment objectives will be achieved.

Under normal circumstances, each State Fund will generally invest at least 80% of its net assets in State Municipal Securities the income on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes and which are exempt from income tax and/or intangible personal property tax in the designated state. For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy of each State Fund and may not be changed without the approval of a majority of each Fund’s outstanding shares as defined in the Investment Company Act. Each State Fund may invest up to 20% of its assets in short term money market securities the interest on which is includable in gross income for Federal tax purposes and/or subject to income tax or to the intangible personal property tax in the designated state.

State Funds ordinarily do not intend to realize investment income not exempt from Federal income tax, the personal income tax of the respective designated states and/or, if applicable, local personal income tax or to hold securities the value of which would be subject to state and local intangible personal property tax. However, to the extent that suitable State Municipal Securities are not available for investment by a State Fund, that State Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is excludable from gross income, in the opinion of bond counsel to the issuer, for Federal income tax purposes but not for state or, where relevant, local personal income tax purposes and the value of which may be subject to state or local intangible personal property tax.

Interest received on certain State Municipal Securities and Municipal Securities that are classified as “private activity bonds” (industrial development bonds under pre-1986 law) (“PABs”) may be subject to a Federal alternative minimum tax. In general, these are bonds that benefit non-governmental entities. The percentage of each State Fund’s net assets invested in PABs will vary during the year. Each State Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, that have maturities of 397 days (13 months) or less, and are referred to herein as “Taxable Securities.” In addition, each State Fund reserves the right as a defensive measure to invest temporarily more than 20% of its net assets in

Municipal Securities other than State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of BlackRock Advisors, LLC (“BlackRock” or the “Manager”), prevailing market or financial conditions warrant. This could cause distributions to be subject to Federal income tax, the designated state’s income tax or, where applicable, local income tax and the value of such investments to be subject to state and/or local intangible personal property tax, where applicable.

As noted above, each State Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the “Code”), as PABs. Each State Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible “concentration” in Municipal Securities with bank credit enhancements, an investment in State Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail.

Investment in State Fund shares offers several potential benefits. State Funds are investment vehicles designed to be suitable for investors seeking income exempt from state and, where applicable, local income taxation as well as Federal income taxation and, in certain instances, value exempt from state and/or local intangible personal property taxation. Each State Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. State Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each State Fund.

The State Municipal Securities in which State Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. State Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy their short term maturity and quality standards. The dollar weighted average maturity of each Fund’s portfolio will be 90 days or less.

Certain of the instruments in which State Funds invest, including VRDOs and Derivative Products, effectively provide State Funds with economic interests in long term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a “demand right”). Under Commission rules, State Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or of the Underlying Bonds. Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the State Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a State Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of a State Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the State Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price that adversely affects the State Fund.

II.	Investment Restrictions

CMA Tax-Exempt Fund

The Tax-Exempt Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of Tax-Exempt Fund’s outstanding shares (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). None of the following fundamental restrictions shall prevent the Tax-Exempt Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

The Master LLC has adopted investment restrictions substantially similar to those set forth below. In addition, the Master LLC has adopted certain additional fundamental investment restrictions and certain non-fundamental investment restrictions. The Master LLC’s non-fundamental investment restrictions may be changed by the Master LLC’s Board of Directors without interest holder approval.

Unless otherwise provided, all references below to the assets of the Fund are in terms of current market value.

Under its fundamental investment restrictions, the Tax-Exempt Fund may not:

(1) purchase any securities other than Municipal Securities referred to herein and in the Prospectus;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer);

(3) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(4) make investments for the purpose of exercising control or management;

(5) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(6) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(7) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(8) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein and under the heading “Municipal Investments — Municipal Securities” in Part II of this Statement of Additional Information;

(9) make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(10) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.);

(11) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value;

(12) invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities;

(13) act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities;

(14) issue senior securities to the extent such issuance would violate applicable law; and

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

The Master LLC has adopted fundamental investment restrictions that are substantially similar to fundamental investment restrictions (6), (9), (13), (14) and (15) of the Tax-Exempt Fund. Under the following additional fundamental investment restrictions, the Master LLC may not:

(1) borrow money, except that (i) the Master LLC may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Master LLC may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Master LLC may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Master LLC may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Master LLC’s Prospectus and Statement of Additional Information. The Master LLC may not pledge its assets other than to secure such borrowings or to the extent permitted by the Master LLC’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(2) make any investment inconsistent with the Master LLC’s classification as a diversified investment company under the Investment Company Act.

The Master LLC also has adopted non-fundamental investment restrictions, that may be changed by the Master LLC’s Board of Directors without shareholder approval, that are substantively identical to fundamental investment restrictions (1), (2), (3), (4), (5), (7), (8), (10), (11) and (12) of the Tax-Exempt Fund. Under the following additional non-fundamental investment restrictions, the Master LLC may not:

a. write, purchase or sell puts, calls or combinations thereof.

b. subject to its fundamental investment restrictions, the Master LLC may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Master LLC.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

CMA State Funds (except the Florida Fund)

The Multi-State Municipal Series Trust has adopted a number of restrictions and policies relating to the investment of each State Fund’s assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective State Fund’s outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

Under these fundamental investment restrictions, no State Fund may:

(1) purchase any securities other than securities referred to under “Details About the Funds — How Each Fund Invests” in the Prospectus and under “Investment Objectives and Policies” herein;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(3) make investments for the purpose of exercising control or management;

(4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(5) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(7) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each State Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies” and “Municipal Investments — Municipal Securities” in Part II of this Statement of Additional Information;

(8) make loans to other persons, provided that each State Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(9) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, State Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. State Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);

(10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the State Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;

(11) invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;

(12) act as an underwriter of securities, except to the extent that the State Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the State Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

(13) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Multi-State Municipal Series Trust, the Manager or any subsidiary thereof each owning beneficially more than  1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer;

(14) issue senior securities to the extent such issuance would violate applicable law; and

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Florida Fund

The Multi-State Municipal Series Trust, on behalf of the Florida Fund, has adopted restrictions and policies relating to the investment of its assets and its activities. Certain of the restrictions are fundamental policies of the Florida Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Multi-State Municipal Series Trust, on behalf of the Florida Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval.

Set forth below are the Florida Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of the Florida Fund are in terms of current market value.

Under its fundamental investment restrictions, the Florida Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks and tax-exempt securities issued by states, their political subdivisions, agencies and instrumentalities).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except (i) that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

(8) Make investments for the purpose of exercising control or management.

Under its non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by the Prospectus or applicable law.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, in the ordinary course of business within seven days at approximately current value, if at the time of acquisition more than 10% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees of the Multi-State Municipal Series Trust has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (2) above, borrow money or pledge its assets, except that the Fund (a) may borrow as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund, as applicable. Such leveraging or borrowing increases the exposure of the Fund to capital risk and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowing exceeds 5% of its total assets.

Except with respect to restriction (2), a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

III.	Information on Trustees and Officers

The Board of Trustees of each of the Tax-Exempt Fund and the Multi-State Municipal Series Trust, consists of thirteen individuals (each, a “Trustee”), eleven of whom are not “interested persons” of the Tax-Exempt Fund or the Multi-State Municipal Series Trust as defined in the Investment Company Act (the “non-interested Trustees”). The same individuals serve as Directors of the Master LLC. The Trustees of each of the Tax-Exempt Fund and the Multi-State Municipal Series Trust are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The Trustees also oversee as Board members the operations of certain other registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised funds”). The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

Each Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee.

The members of the Audit Committees (the “Audit Committee”) are Kenneth L. Urish (chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditors any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. Each Board has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2009, each Audit Committee met six times.

The members of the Governance and Nominating Committees (the “Governance Committee”) are Dr. Matina Horner (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Tax Exempt Fund or the Multi-State Municipal Series Trust, as applicable, and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Tax Exempt Fund or the Multi-State Municipal Series Trust, as applicable, that include biographical information and set forth the qualifications of the proposed nominee. Each Board has adopted a written charter for the Governance Committee. During the fiscal year ended March 31, 2009, each Governance Committee met four times.

The members of the Compliance Committees (the “Compliance Committee”) are Joseph P. Platt, Jr. (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Fund’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. Each Board has adopted a written charter for the Compliance Committee. During the fiscal year ended March 31, 2009, each Compliance Committee met six times.

The members of the Performance Oversight and Contract Committees (the “Performance Committee”) are David O. Beim (chair), Toby Rosenblatt (vice chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are non-interested Trustees, and Richard S. Davis, who is an interested Trustee. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices; (2) recommend to the Board specific investment tools and techniques employed by BlackRock; (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes; (4) review the Fund’s investment performance relative to agreed-upon performance objectives; and (5) review information on unusual or exceptional investment matters. Each Board has adopted a written charter for the Performance Committee. During the fiscal year ended March 31, 2009, each Performance Committee met four times.

The members of the Executive Committees (the “Executive Committee”) are Ronald W. Forbes, Rodney D. Johnson and Richard S. Davis. Messrs. Forbes and Johnson are non-interested Trustees and Mr. Davis is an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board of Trustees; (2) act on such matters as may require urgent action between meetings of the Board of Trustees; and (3) exercise such other authority as may from time to time be delegated to the Committee by the Board of Trustees. The Board has adopted a written charter for the Executive Committee. Each Executive Committee was formed on December 3, 2008 and from December 3, 2008 through March 31, 2009, each Executive Committee met once.

Biographical Information

Certain biographical and other information relating to the Trustees of the Tax-Exempt Fund and the Multi-State Municipal Series Trust is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of investment companies and portfolios overseen in the BlackRock-advised funds, and any public directorships.

Name, Address and Year of Birth	Position(s) Held	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees[1]

David O. Beim[3] 40 East 52nd Street New York, NY 10022 1940	Trustee	2007 to present	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 Funds 81 Portfolios	None

Name, Address and Year of Birth	Position(s) Held	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Ronald W. Forbes[4] 40 East 52nd Street New York, NY 10022 1940	Trustee	1987 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios	None

Dr. Matina Horner[5] 40 East 52nd Street New York, NY 10022 1939	Trustee	2007 to present	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios	NSTAR (electric and gas utility)

Rodney D. Johnson[4] 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 Funds 81 Portfolios	None

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee	2007 to present	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	34 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	1994 to present	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr.[6] 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	34 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios	None

Toby Rosenblatt[7] 40 East 52nd Street New York, NY 10022 1938	Trustee	2007 to present	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish[8] 40 East 52nd Street New York, NY 10022 1951	Trustee	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	34 Funds 81 Portfolios	None

Name, Address and Year of Birth	Position(s) Held	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	34 Funds 81 Portfolios	None

Interested Trustees[1,9]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee of Tax-Exempt Fund and Multi-State Municipal Series Trust and President of Multi-State Municipal Series Trust	2007 to present	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	175 Funds 285 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	175 Funds 285 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Boards in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[3]	Chair of the Performance Committee.
[4]	Co-Chair of the Board of Trustees.
[5]	Chair of the Governance Committee.
[6]	Chair of the Compliance Committee.
[7]	Vice Chair of the Performance Committee.
[8]	Chair of the Audit Committee.
[9]

Mr. Davis is an “interested person,” as defined in the Investment Company Act, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities.

Certain biographical and other information relating to the officers of the Tax-Exempt Fund and the Multi-State Municipal Series Trust is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer of Tax-Exempt Fund and Chief Executive Officer of Multi-State Municipal Series Trust	2007 to present	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005 and Treasurer thereof from 1999 to 2006.	175 Funds 285 Portfolios	None

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	2007 to present	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.	175 Funds 285 Portfolios	None

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.	175 Funds 285 Portfolios	None

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM/FAM-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	175 Funds 285 Portfolios	None

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.	175 Funds 285 Portfolios	None

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	175 Funds 285 Portfolios	None

[1]	Officers of the Funds serve at the pleasure of the Boards of Trustees.

Share Ownership

As of December 31, 2008, no Trustee owned shares in any Fund except the Massachusetts Fund and the New York Fund. Information relating to each Trustee’s share ownership in those Funds and in all BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2008 is set forth in the tables below.

	Aggregate Dollar Range of Equity Securities		Aggregate Dollar Range of Equity Securities in Supervised Funds
Name	Massachusetts Fund	New York Fund

Interested Trustees:

Richard S. Davis	None	None	Over $100,000

Henry Gabbay	None	None	Over $100,000

Non-Interested Trustees:

David O. Beim	None	None	Over $100,000

Ronald W. Forbes	None	Over $100,000	Over $100,000

Dr. Matina Horner	None	None	$50,001-$100,000

Rodney D. Johnson	None	None	Over $100,000

Herbert I. London	None	None	Over $100,000

Cynthia A. Montgomery	$10,001-$50,000	None	Over $100,000

Joseph P. Platt, Jr.	None	None	Over $100,000

Robert C. Robb, Jr.	None	None	Over $100,000

Toby Rosenblatt	None	None	Over $100,000

Kenneth L. Urish	None	None	None

Frederick W. Winter	None	None	$50,001-$100,000

As of July 10, 2009, the Trustees and officers of the Tax-Exempt Fund and the Multi-State Municipal Series Trust as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2008, none of the non-interested Trustees or their immediate family members owned beneficially or of record any securities in affiliates of the Manager.

Compensation of Trustees

Each non-interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Funds, and a $25,000 Board meeting fee to be paid for each Board meeting attended, up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The retainer expenses are allocated to the funds based on their relative net assets and meeting fees are allocated evenly among funds.

Mr. Gabbay is an interested Trustee of each of the Tax-Exempt Fund and the Multi-State Municipal Series Trust and serves as an interested Board member of other BlackRock-advised funds which are organized into one complex of closed-end funds and two complexes of open-end funds (each, a “BlackRock Fund Complex”). Effective January 1, 2009, Mr. Gabbay receives as compensation for his services as a Board member of each of the three BlackRock Fund Complexes, (i) an annual retainer of $412,500 allocated to the funds in the three BlackRock Fund Complexes, including the Tax-Exempt Fund and the Multi-State Municipal Series Trust, based on their net assets, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $18,750 to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such

Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings.

Each of the non-interested Trustees and Mr. Gabbay have agreed to a 10% reduction in their compensation for the period May 22, 2009 through December 31, 2009.

The following table sets forth the compensation earned by the Trustees for the fiscal year ended March 31, 2009, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2008.

Fund	CMA Tax- Exempt Fund/ Master LLC	CMA Arizona Fund	CMA California Fund	CMA Connecticut Fund	CMA Florida Fund	CMA Massachu- setts Fund	CMA Michigan Fund	CMA New Jersey Fund	CMA New York Fund	CMA North Carolina Fund	CMA Ohio Fund	CMA Pennsylvania Fund	Aggregate Compensa- tion from the Funds and other BlackRock- Advised Funds[1]

Non-Interested Trustees:

David O. Beim[2]	$12,542	$1,697	$4,915	$2,130	$1,834	$1,940	$1,819	$3,010	$4,641	$1,736	$1,963	$2,137	$300,000

Ronald C. Forbes[3]	$13,801	$1,717	$5,291	$2,199	$1,868	$1,987	$1,852	$3,179	$4,997	$1,760	$2,012	$2,206	$320,000

Dr. Matina Horner[4]	$12,542	$1,697	$4,905	$2,130	$1,834	$1,940	$1,819	$3,010	$4,641	$1,736	$1,963	$2,137	$285,000

Rodney D. Johnson[3]	$13,801	$1,717	$5,291	$2,199	$1,868	$1,987	$1,852	$3,179	$4,997	$1,760	$2,012	$2,206	$320,000

Herbert I. London	$10,969	$1,673	$4,422	$2,044	$1,790	$1,881	$1,777	$2,798	$4,197	$1,706	$1,901	$2,050	$275,000

Cynthia A. Montgomery	$10,969	$1,673	$4,422	$2,044	$1,790	$1,881	$1,777	$2,798	$4,197	$1,706	$1,901	$2,050	$275,000

Joseph P. Platt, Jr.[5]	$12,542	$1,697	$4,905	$2,130	$1,834	$1,940	$1,819	$3,010	$4,641	$1,736	$1,963	$2,137	$300,000

Robert C. Robb, Jr.	$10,969	$1,673	$4,422	$2,044	$1,790	$1,881	$1,777	$2,798	$4,197	$1,706	$1,901	$2,050	$275,000

Toby Rosenblatt[6]	$12,542	$1,697	$4,905	$2,130	$1,834	$1,940	$1,819	$3,010	$4,641	$1,736	$1,963	$2,137	$300,000

Kenneth L. Urish[7]	$12,542	$1,697	$4,905	$2,130	$1,834	$1,940	$1,819	$3,010	$4,641	$1,736	$1,963	$2,137	$300,000

Frederick W. Winter	$10,969	$1,673	$4,422	$2,044	$1,790	$1,881	$1,777	$2,798	$4,197	$1,706	$1,901	$2,050	$275,000

Interested Trustee:

Henry Gabbay[8]	$2130	$257	$720	$330	$278	$299	$277	$483	$732	$261	$306	$329	None

[1]	For the number of BlackRock-advised funds from which each Trustee receives compensation, see the Biographical Information chart beginning on page I-12.
[2]	Chair of the Performance Committee.
[3]	Co-Chair of the Board of Trustees.
[4]	Chair of the Governance Committee.
[5]	Chair of the Compliance Committee.
[6]	Vice-Chair of the Performance Committee.
[7]	Chair of the Audit Committee.
[8]

Mr. Gabbay began receiving compensation from the Tax-Exempt Fund/Master LLC and the State Funds for his service as a Trustee/Director effective January 1, 2009. Mr. Davis receives no compensation from the Tax-Exempt Fund/Master LLC or the State Funds for his service as a Trustee/Director.

The Funds compensate the Chief Compliance Officer for his services as their Chief Compliance Officer. The Funds may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer. For the fiscal year ended March 31, 2009, Mr. Kindelan received approximately $4,074 and $2,073 from the Tax-Exempt Fund and the Master LLC, respectively, approximately $67 from the Arizona Fund, approximately $1,303 from the California Fund, approximately $243 from the Connecticut Fund, approximately $119 from the Florida Fund, approximately $166 from the Massachusetts Fund, approximately $117 from the Michigan Fund, approximately $592 from the New Jersey Fund, approximately $1,232 from the New York Fund, approximately $78 from the North Carolina Fund, approximately $180 from the Ohio Fund and approximately $246 from the Pennsylvania Fund for his services as Chief Compliance Officer.

IV.	Management and Advisory Arrangements

Management Services for the State Funds. The Multi-State Municipal Series Trust has entered into a separate management agreement on behalf of each State Fund (each a “Management Agreement”) with BlackRock Advisors, LLC (“BlackRock” or the “Manager”), pursuant to which the Manager receives a monthly fee from the Multi-State Municipal Series Trust, on behalf of each State Fund, at an annual rate calculated as follows:

Portion of average daily net assets:	Rate

Not exceeding $500 million	0.500%

In excess of $500 million but not exceeding $1 billion	0.425%

In excess of $1 billion	0.375%

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as each State Fund’s manager and was compensated according to same management fee rate as the Manager discussed above.

Set forth below are the total management fees paid by each State Fund to the Manager and to FAM, each Fund’s previous manager, pursuant to each Fund’s respective Management Agreement for the past three fiscal years.

	Paid to the Manager			Paid to FAM
	For the Year Ended March 31,			For the Year Ended March 31,
Funds:	2009[2]	2008	2007[1]	2007[3]

Arizona Fund	$927,492[5]	$967,354	$430,488	$418,402

California Fund	$14,156,971	$13,510,215	$5,900,464	$5,154,220

Connecticut Fund	$3,152,592	$2,952,121	$1,287,385	$1,271,995

Florida Fund	$1,696,057[6]	$1,598,970	$837,846	$970,930[4]

Massachusetts Fund	$2,208,869	$2,175,414	$1,019,086	$923,141

Michigan Fund	$1,535,789	$1,457,856	$689,552	$719,619

New Jersey Fund	$6,868,163	$6,402,567	$2,795,019	$2,483,400

New York Fund	$13,672,285	$12,740,445	$5,428,030	$5,102,476

North Carolina Fund	$1,076,533	$1,101,238	$503,371	$509,533

Ohio Fund	$2,368,639	$2,008,273	$882,815	$807,182

Pennsylvania Fund	$3,155,468	$2,851,103	$1,240,879	$1,169,460

[1]	For the period September 29, 2006 to March 31, 2007.
[2]

The Manager and the Funds’ distributor voluntarily agreed to waive a portion of the management fee and service and distribution fees and/or reimburse operating expenses to enable the Funds to maintain a minimum daily net investment income dividend. The Manager and the distributor may discontinue this waiver and/or reimbursement at any time without notice.

[3]	For the period April 1, 2006 to September 29, 2006.
[4]

For a portion of the fiscal year ended March 31, 2007, FAM voluntarily agreed to waive a portion of Florida Fund’s management fee. FAM waived $34,243 of its fee pursuant to this agreement. This voluntary waiver terminated effective May 1, 2006.

[5]	The Manager waived $3,065 of its fee pursuant to the voluntary agreement discussed above in note 2.
[6]	The Manager waived $2,743 of its fee pursuant to the voluntary agreement discussed above in note 2.

Management Services for the Tax-Exempt Fund/Master LLC. The Master LLC has entered into a management agreement with BlackRock Advisors, LLC (“BlackRock” or the “Manager”), as the Manager, pursuant to which the Manager provides management services to the Master LLC (the “Management Agreement”). The Tax-Exempt Fund invests all of its assets in the Master LLC. Accordingly, the Tax-Exempt Fund does not invest directly in portfolio securities and does not require management services. All portfolio management occurs at the level of the Master LLC.

Master LLC Management Fee. The Manager receives a monthly fee from the Master LLC at an annual rate calculated as follows:

Portion of average daily value of net assets:	Rate

Not exceeding $500 million	0.250%

In excess of $500 million but not exceeding $1 billion	0.175%

In excess of $1 billion	0.125%

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Master LLC’s manager and was compensated according to same management fee rate as the Manager discussed above.

The table below sets forth the total management fees paid by the Master LLC to the Manager and to FAM, the Master LLC’s previous manager, for the past three fiscal years.

Master LLC:

Fiscal Year Ended	Paid to the Manager	Paid to FAM

2009	$15,816,385	N/A

2008	$14,579,348	N/A

2007	$6,550,521[1]	$6,275,361[2]

[1]	For the period September 29, 2006 to March 31, 2007.
[2]	For the period April 1, 2006 to September 29, 2006.

Pursuant to the Management Agreements, the Manager may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, Inc., to perform management services with respect to each Fund and the Master LLC. In addition, the Manager may delegate certain of its investment advisory functions under the Management Agreements to one or more of its affiliates to the extent permitted by applicable law. The Manager may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

The Manager has entered into separate sub-advisory agreements (each a “Sub-Advisory Agreement”) with BlackRock Investment Management, LLC (“BIM”), pursuant to which BIM receives for the services it provides to one or more of the Funds a monthly fee at an annual rate equal to a percentage of the management fee received by the Manager from each applicable Fund.

The table below sets forth information about the total sub-advisory fees paid by the Manager to BIM for the past three fiscal years.

Fund	Paid to BIM
	For the Fiscal Year Ended March 31,
	2009	2008	2007[1]

Master LLC	$9,334,394	$11,512,580	$3,887,532

Arizona Fund	$545,534	$767,470	$254,821

California Fund	$8,356,085	$7,951,737	$3,499,235

Connecticut Fund	$1,860,613	$1,736,605	$764,552

Florida Fund	$1,023,582	$940,969	$497,016

Massachusetts Fund	$1,303,003	$1,279,552	$604,799

Michigan Fund	$907,690	$856,104	$409,616

New Jersey Fund	$4,053,221	$3,768,041	$1,658,973

New York Fund	$8,067,097	$7,499,073	$3,223,370

North Carolina Fund	$636,750	$647,487	$298,453

Ohio Fund	$1,398,255	$1,183,315	$522,261

Pennsylvania Fund	$1,861,392	$1,678,378	$736,530

[1]	For the period September 29, 2006 to March 31, 2007.

CMA Tax-Exempt Fund Administrative Services and Administration Fee. The Tax-Exempt Fund has entered into an administration agreement (the “Administration Agreement”) with BlackRock as administrator (in such capacity, the “Administrator”). For its services to the Tax-Exempt Fund, the Administrator receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Tax-Exempt Fund. Prior to September 29, 2006, FAM acted as the Tax-Exempt Fund’s administrator and was compensated according to same fee rate as the Administrator.

The table below sets forth the total administration fees paid by the Tax-Exempt Fund to the Administrator and to FAM, the Tax-Exempt Fund’s previous administrator, for the past three fiscal years.

Fiscal Year Ended	Paid to the Administrator	Paid to FAM

2009	$27,007,942	N/A

2008	$25,011,684	N/A

2007	$11,121,554[1]	$10,672,772[2]

[1]	For the period September 29, 2006 to March 31, 2007.
[2]	For the period April 1, 2006 to September 29, 2006.

Transfer Agency Services

The table below sets forth the fees paid by each Fund to Financial Data Services, Inc., the transfer agent, an affiliate of the Manager until December 31, 2008, for the periods indicated:

	For the Year Ended March 31,
	2009[1]	2008	2007

Tax-Exempt Fund	$1,196,825	$1,552,676	$1,469,838

Arizona Fund	$13,014	$18,644	$18,698

California Fund	$219,711	$291,276	$245,330

Connecticut Fund	$41,289	$57,622	$55,284

Florida Fund	$24,521	$39,687	$45,431

Massachusetts Fund	$45,394	$60,708	$56,836

Michigan Fund	$29,034	$42,917	$41,925

New Jersey Fund	$117,824	$163,828	$154,130

New York Fund	$258,386	$368,819	$362,617

North Carolina Fund	$23,071	$31,989	$31,523

Ohio Fund	$44,105	$62,103	$60,154

Pennsylvania Fund	$61,505	$86,339	$80,104

[1]	For the period April 1, 2008 to December 31, 2008 (when Financial Data Services, Inc. ceased to be an affiliate of the Manager).

Accounting Services

The table below shows the amounts paid by the Master LLC and each State Fund to State Street Bank and Trust Company (“State Street”), the Manager and FAM, the Master LLC’s and each State Fund’s previous manager, for accounting services for the past three fiscal years.

	Paid to State Street			Paid to the Manager			Paid to FAM
	2009	2008	2007	2009	2008	2007[1]	2009	2008	2007[2]

Master LLC[3]	$885,209	$743,696	$677,942	$205,886	$206,968	$87,732	N/A	N/A	$102,429

Arizona Fund	$51,445	$41,302	$54,368	$3,320	$3,412	$1,638	N/A	N/A	$1,882

California Fund	$340,514	$288,086	$325,897	$62,412	$66,165	$24,258	N/A	N/A	$27,938

Connecticut Fund	$119,085	$102,854	$102,610	$11,443	$11,090	$4,854	N/A	N/A	$5,666

Florida Fund	$72,358	$58,215	$84,235	$5,815	$5,441	$3,444	N/A	N/A	$8,610

Massachusetts Fund	$89,468	$75,447	$86,084	$7,737	$7,979	$3,624	N/A	N/A	$4,359

Michigan Fund	$69,017	$56,399	$69,332	$5,356	$5,347	$2,442	N/A	N/A	$3,143

(footnotes appear on the next page)

	Paid to State Street			Paid to the Manager			Paid to FAM
	2009	2008	2007	2009	2008	2007[1]	2009	2008	2007[2]

New Jersey Fund	$226,648	$210,059	$184,403	$28,125	$27,183	$10,908	N/A	N/A	$12,576

New York Fund	$333,067	$301,779	$285,772	$60,060	$57,452	$24,048	N/A	N/A	$27,766

North Carolina Fund	$55,304	$44,038	$59,650	$3,728	$3,839	$1,938	N/A	N/A	$2,302

Ohio Fund	$93,315	$72,724	$76,552	$8,246	$7,431	$3,042	N/A	N/A	$3,913

Pennsylvania Fund	$119,917	$98,169	$96,230	$11,536	$10,721	$4,422	N/A	N/A	$4,981

[1]	For the period September 29, 2006 to March 31, 2007.
[2]	For the period April 1, 2006 to September 29, 2006.
[3]	For providing services to the Master LLC and the Tax-Exempt Fund.

V.	Distribution Related Expenses

Prior to October 1, 2008, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) acted as each Fund’s sole distributor. Effective October 1, 2008, BlackRock Investments, LLC (“BRIL” or the “Distributor”), formerly known as BlackRock Investments, Inc., an affiliate of the Manager, acts as each Fund’s sole distributor.

Effective October 1, 2008, each Fund has adopted a Unified Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act (the “Distribution Plan”). The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by the Distributor that are covered by the Management Agreements (see “Management of the Funds — Management and Advisory Arrangements”). The Trustees believe that each Fund’s expenditures under the Distribution Plan benefit such Fund and its shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

Set forth below are the distribution fees paid to the Distributor pursuant to the Distribution Plan and to MLPF&S for the fiscal year ended March 31, 2009. All of such amounts were allocated to the Distributor’s personnel and to related administrative costs.

	Paid to MLPF&S1	Paid to the Distributor[2]	Waived by the Distributor[2,3]

Tax-Exempt Fund	$6,842,071	$6,554,647	$0

Arizona Fund	$120,078	$106,060	$22,293

California Fund	$2,329,784	$1,872,370	$1,968

Connecticut Fund	$419,358	$391,325	$18,283

Florida Fund	$170,797	$154,924	$23,999

Massachusetts Fund	$287,215	$261,245	$522

Michigan Fund	$184,372	$173,539	$0

New Jersey Fund	$1,013,887	$921,755	$0

New York Fund	$2,230,758	$1,910,909	$4,520

North Carolina Fund	$142,926	$123,717	$0

Ohio Fund	$292,430	$290,691	$0

Pennsylvania Fund	$404,514	$365,278	$2,715

[1]	For the period April 1, 2008 to September 30, 2008.
[2]	For the period October 1, 2008 to March 31, 2009.
[3]

The Manager and the Distributor voluntarily agreed to waive a portion of the management fee and service and distribution fees and/or reimburse operating expenses to enable the Funds to maintain a minimum daily net investment income dividend. The Manager and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.

VI.	Yield Information

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. Set forth below is the seven day yield for each Fund as of March 31, 2009.

Seven-Day Period Ended March 31, 2009 (Excluding gains and losses)

Tax-Exempt Fund	0.25%

Arizona Fund	0.04%

California Fund	0.12%

Connecticut Fund	0.10%

Florida Fund	0.04%

Massachusetts Fund	0.24%

Michigan Fund	0.14%

New Jersey Fund	0.30%

New York Fund	0.22%

North Carolina Fund	0.14%

Ohio Fund	0.32%

Pennsylvania Fund	0.07%

VII.	Computation of Offering Price Per Share

The offering price for a share of a Fund is computed by dividing the value of net assets of a Fund by the number of shares outstanding for that Fund. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Pricing of Shares” in this Statement of Additional Information.

VIII.	Portfolio Transactions

See “Portfolio Transactions” in Part II of this Statement of Additional Information for further information.

The Commission has issued an exemptive order permitting the Master LLC and each State Fund to conduct principal transactions with MLPF&S in short-term tax-exempt securities. Effective December 31, 2008, MLPF&S ceased being an affiliate of the Master LLC and the State Funds, and therefore, the Master LLC and the State Funds no longer rely on such exemptive order.

The number and aggregate amount of principal transactions engaged in by the Master LLC and each State Fund pursuant to this exemptive order are set forth in the following table:

	For the Year Ended March 31,
	2009[1]		2008		2007
	Number of Transactions	Aggregate Amount[2]	Number of Transactions	Aggregate Amount[2]	Number of Transactions	Aggregate Amount[2]

Master LLC	11	$239.2	7	$150.0	9	$299.4

Arizona Fund	0	$0.0	0	$0.0	0	$0.0

California Fund	0	$0.0	7	$123.0	3	$68.4

Connecticut Fund	0	$0.0	0	$0.0	0	$0.0

Florida Fund	0	$0.0	0	$0.0	2	$30.0

(footnotes appear on the next page)

	For the Year Ended March 31,
	2009[1]		2008		2007
	Number of Transactions	Aggregate Amount[2]	Number of Transactions	Aggregate Amount[2]	Number of Transactions	Aggregate Amount[2]

Massachusetts Fund	1	$5.0	1	$9.0	1	$2.9

Michigan Fund	3	$16.9	6	$42.6	3	$16.1

New Jersey Fund	0	$0.0	1	$5.4	0	$0.0

New York Fund	0	$0.0	0	$0.0	0	$0.0

North Carolina Fund	0	$0.0	0	$0.0	0	$0.0

Ohio Fund	0	$0.0	0	$0.0	3	$16.2

Pennsylvania Fund	0	$0.0	0	$0.0	0	$0.0

[1]	For the period April 1, 2008 to December 31, 2008.
[2]	In millions.

The Master LLC and each State Fund held no securities of their regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) as of March 31, 2009.

IX.	Additional Information

Description of CMA Multi-State Municipal Series Trust and State Fund Shares

The Multi-State Municipal Series Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. The Declaration of Trust provides that the Multi-State Municipal Series Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Florida, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only series of the Multi-State Municipal Series Trust offering their shares to the public. Each series currently has only one class of shares. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Multi-State Municipal Series Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series.

The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Multi-State Municipal Series Trust generally. The shares of each series, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Multi-State Municipal Series Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Multi-State Municipal Series Trust.

Description of Master LLC and Tax-Exempt Fund Shares

The Tax-Exempt Fund is a “feeder” fund that invests in a corresponding “master” fund, the Master LLC. Investors in the Tax-Exempt Fund have an indirect interest in the Master LLC. The Master LLC accepts investments from other feeder funds, and all of the feeder funds of the Master LLC bear the Master LLC’s expenses in proportion to their assets. This structure permits the pooling of assets of two or more feeder funds in the Master LLC in an effort to achieve potential economies of scale and efficiencies in portfolio management while preserving separate identities, management, pricing structures, and/or distribution channels at the feeder fund level. If the Master LLC has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Master LLC from different feeder funds may offset each other and produce a lower net cash flow. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Master LLC on more attractive terms, or could experience better performance, than another feeder fund.

The Tax-Exempt Fund is an unincorporated business trust organized on June 5, 1989 under the laws of Massachusetts. The Tax-Exempt Fund is the successor to a Massachusetts business trust organized on January 15, 1981.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Tax-Exempt Fund. The Fund currently has a single class of shares. Each share represents an equal proportionate interest in the Tax-Exempt Fund with each other share. Upon liquidation of the Tax-Exempt Fund, shareholders are entitled to share pro rata in the net assets of the Tax-Exempt Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of Tax-Exempt Fund. Shares of the Tax-Exempt Fund are fully paid and non-assessable by the Tax-Exempt Fund.

Effective June 15, 2007 the Master LLC is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust. Whenever the Tax-Exempt Fund is requested to vote on any matter relating to the Master LLC, the Tax-Exempt Fund will hold a meeting of its shareholders and will cast its vote as instructed by the Tax-Exempt Fund’s shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Master LLC. The Tax-Exempt Fund may withdraw from the Master LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Tax-Exempt Fund’s assets directly.

Principal Shareholders

To the knowledge of the Tax-Exempt Fund and the State Funds, the following entities owned beneficially or of record 5% or more of the Tax-Exempt Fund’s shares and the State Funds’ shares as of July 10, 2009:

Name	Address	Percent

CMA Tax-Exempt Fund
MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	99.61%

CMA Arizona
MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	97.04%

CMA California
MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	96.25%

CMA Connecticut
MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	99.59%

CMA Florida
MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	92.97%

Name	Address	Percent

CMA Massachusetts
MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	99.63%

CMA Michigan
MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	94.02%

CMA New Jersey
MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	97.01%

CMA New York
MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	98.41%

CMA North Carolina
MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	99.58%

CMA Ohio
MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	99.42%

CMA Pennsylvania
MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	98.33%

[1]	Record holders that do not beneficially hold shares.

X.	State Fund Tax Summaries

Arizona. Exempt-interest dividends from the Arizona Fund will not be subject to Arizona personal income tax for shareholders that are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Securities. To the extent that the Arizona Fund’s distributions are derived from (i) interest on its taxable investments, or (ii) capital gains, such distributions are considered ordinary income for Arizona personal income tax purposes.

California. So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of California State Municipal Securities, exempt-interest dividends not exceeding the interest received on such California State Municipal Securities will be treated as an item of interest excludable from the income of California resident individuals for purposes of the California personal income tax. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income for purposes of such tax. Distributions of capital gain dividends will be treated as long-term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.

Connecticut. Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer’s Federal adjusted gross income.

Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

Florida. Dividends paid by the Florida Fund to individuals who are Florida residents are not subject to personal income taxation by Florida because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes and state taxes in states other than Florida. Florida no longer imposes an annual tax on intangible personal property. Thus, Florida residents will not receive any state tax benefits from investing in the Florida Fund.

Massachusetts. Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund will not be liable for any personal income or corporate excise tax imposed by the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is properly identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, interest on which is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation (collectively, “Massachusetts-exempt dividends”). The portion of any deduction (e.g., an interest deduction) otherwise available to a shareholder that relates or is allocable to Massachusetts-exempt dividends received by the shareholder will not be deductible for Massachusetts income tax purposes.

Any capital gain dividends paid by the Massachusetts Fund (except to the extent derived from capital gains on certain Massachusetts State Municipal Securities which are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rate on long-term capital gains, including capital gain dividends paid by a Fund, is the same rate applicable to ordinary income. Short-term capital gains are taxed at a higher rate.

In the case of any corporation subject to the Massachusetts corporate excise tax, all distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in Massachusetts gross income and taxed accordingly. Distributions received directly or indirectly from a Fund will not be eligible for the dividends-received deduction for Massachusetts corporate taxpayers. Interest on indebtedness incurred or continued to purchase or carry Fund shares generally will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

Michigan. Shareholders who are subject to the Michigan income tax and/or the Michigan Business Tax (MBT) will not be subject to the Michigan income tax or the MBT on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Securities. However, the MBT does not provide for an exclusion of the interest from “gross receipts” for purposes of the Modified Gross Receipts component of MBT, and consequently, certain taxpayers will need to take into account the interest as part of their “gross receipts” tax liability under the MBT. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Securities, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax, or the MBT.

On July 12, 2007, the MBT became law, effective beginning January 1, 2008. The MBT has two weighted components: one equal to 0.8% of adjusted gross receipts and the second equal to 4.95% of business income. Interest on Michigan State Municipal Securities is exempt from MBT taxation.

The intangibles tax was totally repealed effective January 1, 1998. The income tax rate began a gradual reduction of one-tenth of one percent per year in year 2000, from 4.2 percent, down to a 4.0 percent rate for 2003. The scheduled reduction to 3.9 percent was delayed and became effective July 1, 2004 and was increased to 4.35% effective October 1, 2007. The single business tax was repealed for tax years beginning after December 31, 2007.

New Jersey. To the extent distributions are derived from interest or gains on New Jersey State Municipal Securities, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, New Jersey statutes require the New Jersey Fund, among other requirements, to maintain not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Securities at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, cash and cash items (including receivables), financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexed related thereto to the extent such instruments are authorized by section 851(b) of the Federal Internal Revenue Code are excluded from the principal amount of the New Jersey Fund’s investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, a 1997 tax court decision held that regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible for New Jersey personal income tax purposes.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors, should consult their tax advisers with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as the New Jersey Fund, will pay a small minimum tax. The New Jersey Fund may be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

New York. The portion of exempt-interest dividends equal to the portion which the New York Fund’s interest on New York State Municipal Securities bears to all of the New York Fund’s tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the New York Fund’s tax-exempt interest that is not derived from New York State Municipal Securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the New York Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and City personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of the New York Fund will not be exempt from New York State corporate franchise and New York City corporation income tax.

North Carolina. Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund’s distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

Ohio. To the extent that the Ohio Fund’s distributions are derived from Ohio public obligations, or the interest thereon or the transfer, and any profit made on the sale, exchange or other disposition of Ohio public obligations, said distributions are exempt from taxes levied by the State of Ohio and its subdivisions (which exclusion includes, without limitation, Ohio personal income tax and the net income base used in calculating the Ohio corporate franchise tax and taxable gross receipts for purposes of the Ohio commercial activity tax), irrespective of the treatment of such distributions for federal income tax purposes. To the extent that the Ohio Fund’s distributions are derived from interest on its non-Ohio public obligations or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses on non-Ohio public obligations, such distributions are considered ordinary income for federal income tax purposes and are therefore subject to the Ohio personal income tax and the Ohio corporate franchise tax. Similarly, subject to certain exceptions, distributions on non-Ohio public obligations, if any, of net long-term capital gains which are income for federal income tax purposes are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purposes of the Ohio tax on dealers in intangibles.

Pennsylvania. To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Securities, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Securities will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Securities or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

An investment in the Pennsylvania Fund by a corporate shareholder should qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends attributable to Pennsylvania State Municipal Securities are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the Commission. Pennsylvania law as currently in effect eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

XI.	Financial Statements

The Tax-Exempt Fund’s audited financial statements and the audited financial statements of the Master LLC, together with the respective reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to the Tax-Exempt Fund’s 2009 Annual Report. Each State Fund’s audited financial statements, together with the report of the independent registered public accounting firm, are incorporated by reference to the CMA Multi-State Municipal Series Trust’s 2009 Annual Report. You may request a copy of the Annual Reports at no charge by calling (800) 221-7210 between 8:30 a.m. and 6:30 p.m. Eastern time on any business day.

PART II

Part II of this statement of additional information contains information about the following funds: CMA® Arizona Municipal Money Fund (“CMA Arizona”), CMA® California Municipal Money Fund (“CMA California”), CMA Connecticut Municipal Money Fund (“CMA Connecticut”), CMA® Florida Municipal Money Fund (“CMA Florida”), CMA® Massachusetts Municipal Money Fund (“CMA Massachusetts”), CMA® Michigan Municipal Money Fund (“CMA Michigan”), CMA® New Jersey Municipal Money Fund (“CMA New Jersey”), CMA® New York Municipal Money Fund (“CMA New York”), CMA® North Carolina Municipal Money Fund (“CMA North Carolina”), CMA® Ohio Municipal Money Fund (“CMA Ohio”) and CMA® Pennsylvania Municipal Money Fund (“CMA Pennsylvania”), each a series of the CMA® Multi-State Municipal Series Trust (collectively, the “CMA State Funds”); CMA® Government Securities Fund (“CMA Government Securities”); CMA® Money Fund (“CMA Money”); CMA® Tax-Exempt Fund (“CMA Tax-Exempt”); CMA® Treasury Fund (“CMA Treasury”); WCMA® Government Securities Fund (“WCMA Government Securities”); WCMA® Money Fund (“WCMA Money”); WCMA® Tax-Exempt Fund (“WCMA Tax-Exempt”); WCMA® Treasury Fund (“WCMA Treasury”); Ready Assets Prime Money Fund (“Ready Assets Prime”); Retirement Reserves Money Fund of Retirement Series Trust (“Retirement Reserves”); Ready Assets U.S.A. Government Money Fund (“U.S.A. Government Money”); and Ready Assets U.S. Treasury Money Fund (“U.S. Treasury Money”).

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The CMA State Funds, CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury may be collectively referred to herein as the “CMA Funds.” The CMA State Funds and CMA Tax-Exempt may be collectively referred to herein as the “CMA Tax-Exempt Funds.” WCMA Government Securities, WCMA Money, WCMA Tax-Exempt and WCMA Treasury may be collectively referred to herein as the “WCMA Funds.”

Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to herein as “Trustees.” BlackRock Advisors, LLC is the manager of each Fund and is referred to as “BlackRock” or the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities Exchange Act of 1934, as amended, is referred to herein as the “Exchange Act.” The Securities and Exchange Commission is referred to herein as the “Commission.”

CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury as well as all of the WCMA Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company organized in Delaware (each, a “Master LLC”), a fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master LLC. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master LLC in which it invests. For simplicity, unless the context otherwise requires, this Statement of Additional Information uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master LLC.

In addition to containing information about the Funds, Part II of this Statement of Additional Information contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this Statement of Additional Information for further information about each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied upon by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

	CMA Arizona	CMA California	CMA Connecticut	CMA Florida	CMA Massachusetts	CMA Michigan	CMA New Jersey	CMA New York	CMA North Carolina	CMA Ohio	CMA Pennsylvania	CMA Government Securities

Bank Money Instruments

Commercial Paper and Other Short Term Obligations	X	X	X	X	X	X	X	X	X	X	X

Foreign Bank Money Instruments

Foreign Short Term Debt Instruments

Forward Commitments												X

Investment in Other Investment Companies				X

Municipal Investments	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities – Derivative Products	X	X	X	X	X	X	X	X	X	X	X

Municipal Notes	X	X	X	X	X	X	X	X	X	X	X

Municipal Commercial Paper	X	X	X	X	X	X	X	X	X	X	X

Municipal Lease Obligations	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities – Short Term Maturity Standards	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities—Quality Standards	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities—Other Factors	X	X	X	X	X	X	X	X	X	X	X

Single State Risk	X	X	X	X	X	X	X	X	X	X	X

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X	X	X	X	X	X	X	X	X	X

Purchase of Securities with Fixed Price “Puts”

Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X	X	X	X	X	X	X	X	X

Reverse Repurchase Agreements

Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X	X

Securities Lending

Taxable Money Market Securities	X	X	X	X	X	X	X	X	X	X	X	X

When-Issued Securities and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X	X	X	X

	CMA Money	CMA Tax- Exempt	CMA Treasury	WCMA Government Securities	WCMA Money	WCMA Tax- Exempt	WCMA Treasury	Ready Assets Prime	Retirement Reserves	U.S.A. Government Money	U.S. Treasury Money

Bank Money Instruments	X				X			X	X

Commercial Paper and Other Short Term Obligations	X				X			X	X

Foreign Bank Money Instruments	X				X			X	X

Foreign Short Term Debt Instruments	X				X			X	X

Forward Commitments	X		X	X	X		X	X	X	X	X

Investment in Other Investment Companies								X	X	X	X

Municipal Investments		X				X

Municipal Securities		X				X

Municipal Securities – Derivative Products		X				X

Municipal Notes		X				X

Municipal Commercial Paper		X				X

Municipal Lease Obligations		X				X

Municipal Securities – Short Term Maturity Standards		X				X

Municipal Securities—Quality Standards		X				X

Municipal Securities—Other Factors		X				X

Single State Risk

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X			X	X

Purchase of Securities with Fixed Price “Puts”		X				X

Repurchase Agreements and Purchase and Sale Contracts	X			X	X			X	X	X

Reverse Repurchase Agreements	X				X			X	X

Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X

Securities Lending	X				X			X	X	X

Taxable Money Market Securities

When-Issued Securities and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X			X	X

Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. CMA Money, WCMA Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. CMA Money and WCMA Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and that by their terms are general obligations of the foreign parent. No Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.

Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables or pools of mortgage-backed or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”

Foreign Short Term Debt Instruments. Foreign short term debt instruments refer to U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”

Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Investment in Other Investment Companies. Certain Funds may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) Certain Funds, pursuant to the Investment Company Act and subject to certain conditions, may invest without limitation in affiliated registered and affiliated unregistered money market funds. (Alternatively, certain Funds may rely on an exemptive order received from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time.) As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Municipal Investments

Municipal Securities. Certain Funds invest primarily in a portfolio of short term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s income taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.

Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issuer. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase a Municipal Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code of 1986, as amended (the “Code”) establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

In addition, the Internal Revenue Service (“IRS”) has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes - Taxes.”

Municipal Securities - Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more underlying bonds coupled with a right to sell (“put”) the Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying bond in accordance with a governing agreement. A Fund may also invest in other forms of short term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the underlying bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors are paid out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Municipal Securities - Short-Term Maturity Standards. All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated

maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of Variable Rate Demand Obligations (“VRDOs”) (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance. See “VDROs and Participating VDROs” below.

Municipal Securities - Quality Standards. A Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A —”Description of Debt Ratings.”

A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Municipal Securities - Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code may limit the types and volume of securities qualifying for the Federal income tax exemption of interest; this may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.

A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities such as, for example, securities the interest on which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk than funds that do not follow this practice.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs (described below) may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from a financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither CMA Tax-Exempt nor WCMA Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of such a security at a time when the market value of the security approximates its par value.

Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in Taxable Securities (as defined below, see “Taxable Money Market Securities”) pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. One common type of repurchase agreement a Fund may enter into is a “tri-party” repurchase agreement. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two NRSROs, or, if unrated, determined to be of comparable quality by the Fund’s Manager. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest. From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold may decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio diversification requirements applicable to all money market funds. Rule 2a-7 currently requires that each Fund (other than the CMA State Funds) limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1% of its total assets (in the case of each of CMA Tax-Exempt and WCMA Tax-Exempt only, this 1% limit applies only to Conduit Securities—as defined in the Rule—that are not First Tier Securities). In addition, Rule 2a-7 requires that not more than 5% of each such Fund’s (other than CMA Tax-Exempt and WCMA Tax-Exempt) total assets be invested in Second Tier Securities (as defined in the Rule) or, in the case of CMA Tax-Exempt and WCMA Tax-Exempt, Second Tier Conduit Securities (as defined in the Rule). Rule 2a-7 requires each CMA State Fund with respect to 75% of its total assets to limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are Conduit Securities that are not First Tier Securities, not more than 1% of its total assets. With respect to 25% of its total assets, each CMA State Fund may invest more than 5% of its total assets in securities issued by a single issuer provided those securities are First Tier Securities. In addition, Rule 2a-7 requires that not more than 5% of each CMA State Fund’s total assets be invested in Second Tier Conduit Securities. The Rule requires each Fund to be diversified (as defined in the Rule) other than with respect to Government Securities and securities subject to a Guarantee Issued by a Non-Controlled Person (as defined in the Rule), although the Rule contains separate diversification requirements for guarantees and demand features.

Securities Lending. Certain Funds may lend portfolio securities with a value not exceeding 33 1/3% of the Fund’s total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund lending portfolio securities retains the right to vote or consent on proxy proposals involving material events affecting the securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss if there are losses on investments made with the cash collateral or if the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. A Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent.

Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain Funds will not invest in taxable short term money market securities.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Diversification Status

Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. To qualify, among other requirements, each Fund will limit its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”

Each Fund other than the CMA State Funds has elected to be classified as “diversified” under the Investment Company Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “—Share Ownership” and “—”Compensation of Trustees” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.

For Funds that do not have an administration agreement with the Manager, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (the “Distributor”), charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The Agreements are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of Merrill Lynch, acts as each Fund’s Transfer Agent pursuant to a Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Ready Assets Prime, U.S.A. Government Money and U.S. Treasury Money each pay a fee of $15.00 per account. The CMA Funds and WCMA Funds each pay a fee of $10.00 per account. Retirement Reserves pays a fee of $6.50 per account with less than $1 million in assets and $6.00 per account for each account with greater than $1 million in assets thereafter. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses. Additionally, with respect to each Fund, a $0.20 monthly closed account charge will generally be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of a Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system provided the recordkeeping system is maintained by a subsidiary of Merrill Lynch. See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Fees” of each Fund’s Statement of Additional Information for information on the transfer agency fees paid by your Fund for the periods indicated. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised solely of non-interested Trustees, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund appears on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each

Fund and each Fund reimburses the Manager or the Administrator for these services. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC, to State Street, the Manager and/or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Disclosure of Portfolio Holdings

The Boards of Trustees of the Funds and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of each Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Guidelines, the Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The respective Boards of Trustees have approved the adoption by the Funds of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. Each Fund’s Board of Trustees provides ongoing oversight of the Fund’s and Manager’s compliance with the Guidelines. Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below. This information may be both material non-public information (“Confidential Information”) and proprietary information of BlackRock.

Except as otherwise provided in the Guidelines, Confidential Information relating to a Fund may not be distributed to persons not employed by BlackRock unless: (i) the Fund has a legitimate business purpose for doing so; and (ii) such information has been publicly disclosed via a filing with the Commission, through a press release or placement on a publicly-available internet website or otherwise is available to investors or others (e.g., available upon request). Confidential Information may also be disclosed to the Fund’s Trustees and their counsel, outside counsel for a Fund and a Fund’s auditors, and may be disclosed to a Fund’s service providers and other appropriate parties with the approval of the Fund’s Chief Compliance Officer, BlackRock’s General Counsel or BlackRock’s Chief Compliance Officer, and, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement. Information may also be disclosed as required by applicable laws and regulation.

Examples of instances in which selective disclosure of a Fund’s Confidential Information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with BlackRock, (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to third-party service providers of legal, auditing, custody, proxy voting and other services to the Fund; (iv) disclosure to a potential client’s financial advisor or consultant; or (v) disclosure to a rating or ranking organization.

Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]

2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis upon posting to the Fund’s website. For money market funds, this will typically be on or about the tenth calendar day after the end of each month.

3.	Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.

Portfolio Holdings. In addition to position description, portfolio holdings may also include fund name, CUSIP, ticker symbol, total shares and market value for equity funds and fund name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income funds. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in a Fund as of a specific date.

1.	Generally, month-end portfolio holdings are available to fund shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.[1]

2.

Quarter-end portfolio holdings may be made available to third party data providers, if there is a legitimate marketing and/or investment reason to do so (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.[1]

3.	For money market funds, weekly portfolio holdings are available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.

4.	For money market funds, weekly portfolio holdings and characteristics are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.

Other Information. To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. Senior officers of the Manager may authorize disclosure of the Fund’s portfolio securities for legitimate business purposes.

Implementation. All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third party databases . In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. A Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.

1	The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

1. Fund’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2. Fund’s Transfer Agent

3. Fund’s Custodian

4. Fund’s Administrator, if applicable.

5. Fund’s independent registered public accounting firm.

6. Fund’s accounting services provider

7. Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch

8. Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN, Investment Solutions, Crane Data, and Imoney.Net

9. Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

10. Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

11. Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet, Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, IBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association.

12. Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Business Conduct and Ethics – all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit – the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities – including securities held by the Fund – about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), through its subsidiary Merrill Lynch, and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliate- or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more

Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, the Distributor and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

A Fund’s custody arrangements could give rise to a potential conflict of interest with the Manager where the Manager has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap a Fund’s expenses. This is because a Fund’s custody arrangements may provide for a reduction in custody fees as a result, for example, of a Fund’s leaving cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements the Manager would be required to make to the Fund. This could be viewed as having the potential to provide the Manager with an incentive to keep high positive cash balances for Funds with expense caps in order to offset custody fees that the Manager might otherwise reimburse. However, the Manager’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to Fund performance.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.

Shareholder Services

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s Statement of Additional Information, or from the Distributor. The types of shareholder service programs offered to shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than Cash Management Account® (“CMA”) service (or other Merrill Lynch central asset account program) Subscribers, Working Capital Management Account® (“WCMA”) service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves

The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a CMA Fund directly through the Transfer Agent in the manner described below under “Methods of Payment—Payment to the Transfer Agent.” Shareholders of the CMA Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the card/check account or automatic investment of free cash balances.

Methods of Payment

Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the CMA Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Transfer Agent.

Payment by Wire. If you maintain an account directly with the Transfer Agent, you may invest in a Fund through wire transmittal of Federal Funds to the Transfer Agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to Bank of America, 1401 Elm Street, Dallas, Texas 75202. You should give your financial institution the following wiring instructions: ABA #026009593 Merrill Lynch Money Markets, DDA #375624069. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Purchases of Shares of U.S.A. Government Money Through Merrill Lynch Plans

Shares of U.S.A. Government Money are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.

Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund. Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Money will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.

If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Money you may enter a purchase order through your Financial Advisor or service representative.

Purchase of Shares by CMA Service Subscribers

Merrill Lynch Programs. Shares of the CMA Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ Transfer Agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below. The primary Money Account for CMA is the Merrill Lynch Bank Deposit Program (described below). Certain clients may qualify to choose the CMA Tax-Exempt or CMA State Funds as their primary Money Account.

You may also elect to have free cash balances invested in individual deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co., FSB (the “Merrill Lynch Bank Deposit Program”), Merrill Lynch’s affiliated FDIC insured depository institution. For more information about these alternatives, you should contact your Financial Advisor.

If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your Financial Advisor. At that time, you may instruct your Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each CMA Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the CMA Fund’s shareholders to issue additional shares. If sales of shares of CMA Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of the CMA State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Merrill Lynch Bank Deposit Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases

(CMA Tax-Exempt and CMA State Funds): Where offered, free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

(All CMA Funds except for CMA Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into CMA Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Bank Deposit Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in CMA Money, CMA Government Securities and CMA Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of the CMA Tax-Exempt Funds.

Manual Purchases (All CMA Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more through your Financial Advisor at any time in shares of a CMA Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your Financial Advisor.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement provided by Merrill Lynch.

Working Capital Management Account®. The Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) for corporations and other businesses provides participants a securities account (which includes all the features of a regular CMA account) plus optional lines of credit and other features. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.

Participants in the WCMA service are able to manually invest funds in certain designated CMA Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated CMA Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of CMA Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained.

However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain CMA Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your Financial Advisor.

Purchase of Shares of WCMA Funds by WCMA Service Subscribers

Eligibility. Shares of the WCMA Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to manually invest cash balances into certain other money market funds or individual money market accounts pursuant to the Insured Savings AccountSM.

The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.

Purchases of shares of a WCMA Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

WCMA Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of WCMA Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account.

Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch financial advisor. At that time, a subscriber may instruct its Financial Advisor to redeem shares of a WCMA Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.

Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch Financial Advisor or the relevant service account agreement and program description.

Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a WCMA Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch Financial Advisor.

All purchases of the WCMA Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.

WCMA Multiple Class Structure. Each WCMA Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Your Account — WCMA Multiple Class Structure” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each WCMA Fund.

Each Class 1, Class 2, Class 3 or Class 4 share of a WCMA Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the service fees and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Your Account — WCMA Multiple Class Structure” in the Prospectus. The distribution fees and service fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the WCMA Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a WCMA Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that service fees and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — WCMA Multiple Class Structure” in the Prospectus.

WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the WCMA Funds. Class 4 shares bear the lowest service and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest service and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves

Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by the trustee or sponsor of such plan by payments directly to Merrill Lynch.

Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund, except that Class II shares bear the expenses of the ongoing distribution fees.

Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.

There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) an education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:

If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSAs) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999, certain Custodial Plan accounts no longer have the first option for cash balances.

Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.

All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax adviser to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.

Distribution Plans

Each Fund has entered into a distribution agreement with BlackRock Investments, LLC (previously defined as the “Distributor”) under which the Distributor, as agent, offers shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 40 East 52nd Street, New York, NY 10022. The Distributor is an affiliate of BlackRock.

Each Fund has adopted a shareholder servicing plan and/or a distribution plan or plans (in the case of Retirement Reserves, with respect to Class II shares only) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the WCMA Funds is authorized to pay the Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through the Distributor. Retirement Reserves pays the Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares maintained through the Distributor. The Distribution Plan for each class of shares of the WCMA Funds provides that the Funds pay the Distributor a service fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a WCMA Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The service fee is not compensation for the administrative and operational services rendered to shareholders by affiliates of the Manager that are covered by any other agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which service and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the WCMA Funds compensates the Distributor for providing, or arranging for the provision of, shareholder servicing and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among financial advisors, selected dealers and affiliates of the Distributor. The fee paid by Retirement Reserves compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The WCMA Distribution Plans for the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the Distributor a distribution fee based on the average daily net assets of the Fund attributable to the shares of the relevant class. These fees are set forth in the WCMA Fund Prospectus.

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years of which should be stored in an easily accessible place.

Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the shareholder servicing and/or distribution expenditures paid to the Distributor. With respect to each Fund other than Retirement Reserves, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration on a quarterly basis. Distribution-related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part 1, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of shares in the case of the WCMA Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (i) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (ii) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

In the case of the WCMA Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a WCMA Fund will not make further payments of the distribution fee with respect to its shares; however, a WCMA Fund will continue to make payments of the service fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution Plans, each Fund may pay the Distributor and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. From time to time the Distributor and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plans, which waivers may be terminated at any time.

The Plans permit the Distributor, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, the Distributor, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from the Distributor’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of the Distributor, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation, Tower Square Securities Inc. and Banc of America Investment Services, Inc. The level of payments made to these Service Organizations in any year will vary.

In lieu of payments pursuant to the foregoing, the Distributor, BlackRock, PNC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Distributor, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds: 0.15% of net assets; certain fixed income funds: 0.20% of net assets; and certain equity funds: 0.25% of net assets.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Shares of each Fund. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

Each Fund will normally redeem shares for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

If notice is received by the Transfer Agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.

Redemption of Shares by All Funds except the CMA Funds and the WCMA Funds

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Transfer Agent.

The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Methods of Redemption

All five methods set forth below apply to each Fund other than Retirement Reserves. Only the methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Transfer Agent may require additional documents in connection with redemptions.

Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Transfer Agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Transfer Agent upon request.

You will be subject to the Transfer Agent’s rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or the Transfer Agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Transfer Agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.

Federal Funds Redemption. If you maintain an account directly with the Transfer Agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Transfer Agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Transfer Agent toll-free at 1-800-221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Transfer Agent, you should contact your financial advisor.

Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Transfer Agent to the dealer.

Regular Redemption. If you hold shares with the Transfer Agent you may redeem by writing to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Exchange Act, whose existence and validity may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) the check is mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Transfer Agent of a proper redemption request.

You may also redeem shares held with the Transfer Agent by calling 1-800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a Systematic Withdrawal Plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money may redeem shares by writing directly to Merrill Lynch. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money should not send redemption requests to the Fund or to its Transfer Agent. If you inadvertently send the redemption request to the Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.

Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

If your account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund. Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Money has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.

CMA Funds - Redemption of Shares by CMA Service Subscribers

CMA Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Margin Lending Program will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the CMA Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each CMA Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.

CMA Funds - Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a CMA Fund in a Merrill Lynch securities account, you may redeem shares of a CMA Fund directly by writing to Merrill Lynch, which will submit your request to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If you inadvertently send the request to a Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by All Funds except the CMA Funds and the WCMA Funds — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their Financial Advisors. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.

WCMA Funds - Redemption of Shares by WCMA Service Subscribers

WCMA Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated WCMA Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Margin Lending Program service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the WCMA Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

Shares of the WCMA Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the WCMA Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the Business Investor AccountSM (BIASM) Financial Service and Working Capital Management Account ® (WCMA®) Financial Service Account Agreement Program Description Booklet.

From time to time, Merrill Lynch also may offer the WCMA Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the Program Description Booklet that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch Financial Advisor.

WCMA Funds - Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch Financial Advisor to provide the shareholder with a check. Redemption requests should not be sent to the WCMA Fund or its Transfer Agent. If inadvertently sent to the WCMA Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisor.

All redemptions of WCMA Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

CMA Funds - Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a CMA Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Transfer Agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a CMA Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Participants in the WCMA service or certain other business account programs may be able to manually invest funds in certain CMA Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch Financial Advisor.

SHAREHOLDER SERVICES

Shareholder Services for All Funds other than CMA Funds, WCMA Funds and Retirement Reserves

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors. You can obtain more information about these services from each Fund by calling the telephone number on the cover page of the Part I of this Statement of Additional Information, or from the Distributor.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Transfer Agent. You may ascertain the number of shares in your Investment Account by calling the Transfer Agent toll-free at 1-800-221-7210. The Transfer Agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Transfer Agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

Fee-Based Programs

Fund shares may be held in certain fee-based programs offered by the Manager or its affiliates, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-221-7210.

Automatic Investment Plans

If you maintain an account directly with the Transfer Agent, each Fund offers an Automatic Investment Plan whereby the Transfer Agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your financial professional.

Accrued Monthly Payout Plan

The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Transfer Agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Transfer Agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your financial professional.

Systematic Withdrawal Plans

If you maintain an account with the Transfer Agent, you may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you, which may be a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Transfer Agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.

If your account is not maintained directly with the Transfer Agent, you should contact your financial professional. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your financial professional.

Retirement and Education Accounts

Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.

Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such account.

DETERMINATION OF NET ASSET VALUE

Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation.

Under this method portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Fund; however, there can be no assurance that a constant net asset value will be maintained for any Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.

Should that deviation exceed  1/2 of 1% for a Fund, the Fund’s Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by a Fund’s Board.

YIELD INFORMATION

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The tax equivalent yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

See Part I, Section VI “Yield Information” of each Fund’s Statement of Additional Information for recent seven-day yield information relating to your Fund.

On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the CMA Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future period.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

See Part I, Section VIII “Portfolio Transactions” of each Fund’s Statement of Additional Information for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.

The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VII “Portfolio Transactions” of each Fund’s Statement of Additional Information for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

DIVIDENDS AND TAXES

Dividends

Each Fund declares dividends daily. Dividends of each Fund are reinvested daily in additional shares of that Fund at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. For shareholders of the CMA Funds and the WCMA Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period. Net realized capital gains (including net short-term capital gain), if any, will be distributed by the Funds at least annually.

Retirement Accounts.

Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders set forth below is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether such earnings are classified as ordinary income or as capital gains). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA distributions, 25%) additional tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59 1/2 unless one of the exceptions listed below applies.

Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made five or more years after the first tax year of contribution and the account holder either is age 59 1/2 or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59 1/2 unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on the first day of such taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account, and would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes–General Treatment of Fund Shareholders.”

In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs.

Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as set forth below is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a Qualified Tuition Program account or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship. Numerous provisions affecting certain ESAs are scheduled to expire after December 31, 2010. Unless such provisions are extended, the tax treatment of such ESAs and their investors will be significantly altered.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be taxed currently on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes–General Treatment of Fund Shareholders.”

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Plans and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax advisor with respect to the tax consequences of investing through such an account.

Taxes

Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net capital gain that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders. However, distributions from a CMA Tax-Exempt Fund or from WCMA Tax-Exempt that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the CMA Tax-Exempt Funds and WCMA Tax-Exempt, that pay exempt-interest dividends.

General Treatment of Fund Shareholders

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular Federal income tax. The tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to January 1, 2011. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Trustees of the Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the exempt-interest dividends paid by CMA Tax-Exempt Funds and WCMA Tax-Exempt, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends (“backup withholding”). Backup withholding may also be required on distributions paid by WCMA Tax-Exempt or a CMA Tax-Exempt Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to make such designations. However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as an interest-related dividend or short term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as consisting of qualified short term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders. Unless extended by Congress, this provision regarding interest-related dividends and short term capital gain dividends generally would apply to distributions with respect to only taxable years of a Fund beginning before January 1, 2010.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

CMA Tax-Exempt Funds, WCMA Tax-Exempt and Their Shareholders

The CMA Tax-Exempt Funds and WCMA Tax Exempt intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the CMA Tax-Exempt Funds and WCMA Tax Exempt, will not be deductible by a shareholder for

Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the CMA Tax-Exempt Funds and WCMA Tax Exempt.

All or a portion of the CMA Tax-Exempt Funds’ and WCMA Tax Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. WCMA Tax Exempt and each CMA Tax-Exempt Fund will purchase such private activity bonds and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by WCMA Tax Exempt or a CMA Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such a Fund.

CMA State Funds – State Taxes

Dividends paid by each CMA State Fund are subject to the tax laws of the specific state in which a shareholder resides. For a summary discussion of the state tax laws of the State in which the CMA State Fund invests, please see “State Fund Tax Summaries” in Part I of the CMA State Funds’ Statement of Additional Information.

The Appendices to the CMA State Funds’ Statement of Additional Information contain a general and abbreviated summary of the state tax laws relevant to each CMA State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described in the appendices are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each CMA State Fund should consult their tax advisers about other state and local tax consequences of investment in such CMA State Fund.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including WCMA Tax-Exempt or any of the CMA Tax-Exempt Funds) during the taxable year.

Master – Feeder Funds

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified as a partnership for U.S. Federal income tax purposes. If applicable tax provisions should change, then the Board of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of each Fund has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of a real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is attached as Appendix B. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the WCMA Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and has exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust, as amended (the “Declaration”).

There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the WCMA Funds. Shares issued are fully-paid and non-assessable by each Fund.

A copy of the Declaration establishing each Fund, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

Additional Information

Under a separate agreement, BlackRock has granted the Funds, as applicable, the right to use the “BlackRock” name and has reserved the right to withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock as investment adviser or to grant the use of such name to any other company.

See Part I, Section VIII “General Information” of each Fund’s Statement of Additional Information for other general information about your Fund.

APPENDIX A

DESCRIPTION OF DEBT RATINGS

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1. Prime-3 issues have an acceptable capacity for repayment.

Fitch Ratings (“Fitch”) employs the rating F-1 or F-1+ to indicate issues regarded as having the strongest capacity for timely payment. The rating F-2 indicates a satisfactory capacity for timely payment. The rating F-3 indicates an adequate capacity for timely payment.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Ratings of Municipal Notes and Short-term Tax-Exempt Commercial Paper

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the obligor’s capacity to meet its financial obligation is satisfactory. A Standard & Poor’s rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an “SP-1+” designation. SP-2, the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody’s employs the designations of Prime-1, Prime-2 and Prime-3 with respect to commercial paper to indicate the relative capacity of the rated issuers (or related supporting institutions) to repay punctually. Prime-l issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG1/VMIG1; MIG-1/VMIG-1 denotes “superior credit quality”, enjoying “highly reliable liquidity support” or “demonstrated broad-based access to the market for refinancing”; MIG2/VMIG2 denotes “strong credit quality” with margins of protection that are ample although not so large as MIG1/VMIG1.

A-1

Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance determined by established cash flow for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors and insurers of lessees.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operative performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

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APPENDIX B

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

Introduction

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. 2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

[1]	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
[2]	Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

Proxy Voting Policies

A.	Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C.	Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D.	Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.	Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F.	Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G.	Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H.	Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX C

ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

The following information is a brief summary of factors affecting the economy of the State of Arizona and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of State and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Real economic growth decelerated in Arizona in 2007. It had experienced real growth faster than the rest of the nation since 2003, but slowed between 2006 and 2007 to 6.7% and 1.8% respectively while the national average was 3.1% and 2.0% respectively. In 2008, Arizona’s real growth declined by approximately 0.6%, while the national average increased 0.7%.

Between 2000 and 2008, Arizona’s population increased approximately 29.2% to almost 6.6 million. From 2000-2008, Maricopa County, the State’s most populous county, experienced approximately 29.8% growth to a population of almost 4 million. Within Maricopa County is the City of Phoenix, Arizona’s largest city and the fifth largest city in the United States. However, population growth has slowed to the lowest rate in the past five decades. According to the U.S. Census Bureau, Arizona’s population grew by approximately 2.3% in 2008 and is estimated to grow approximately 1.7% in 2009.

Over the past several years, the State’s economy has grown faster than most other regions of the country. For example, in 2006 Arizona ranked third among all states with approximately 6.8% growth in its Gross Domestic Product (“GDP”), behind only Idaho and Wyoming. In 2005, Arizona tied for third with North Dakota with GDP growth at approximately 6.6%, only behind Nevada and Florida. However, national economic conditions changed significantly during 2007. Arizona’s economy entered the recession three months earlier than the national economy. In 2008, Arizona’s economy contracted at least 0.6%.

Non-farm employment declined by 74,000 jobs in January 2009. From January 2008 to January 2009, non-farm employment dropped by approximately 5.9%, making it the largest job loss since data collection began in 1939. Unemployment in Arizona was 4.2% as of December 2007, 6.9% as of December 2008 and 7.4% as of February 2009. From February 2008 to February 2009, employment fell by 6.5%, making it the largest year-over-year decline since the Department of Commerce began reporting data in 1939.

Arizona’s economy is influenced by numerous factors, including developments in the real estate, construction, aerospace, high technology, light manufacturing, government and service industries. During the 1990s and early 2000s, Arizona’s efforts to diversify its economy enabled it to realize higher growth rates. As of May 2007, Arizona’s seasonally adjusted unemployment rate was 3.6%, the lowest level since 1969. Furthermore, from February 2005 to February 2006 Arizona’s non-farm employment numbers grew 5.43%, an increase that ranked second in the United States. However, seasonally adjusted employment peaked in August 2007, and has since declined in construction, manufacturing, information, employment services, financial activities, transportation and warehousing. Arizona unemployment as of April 2008 was 3.9% and increased to 7.8% as of March 2009. Unemployment decreased to 7.7% in April 2009, but then increased in May 2009 to approximately 8.2%. Manufacturing, another important sector in Arizona’s economy, has recently faced a slight decline in employment growth. As of December 2008, approximately 170,500 manufacturing jobs existed. However, in May 2009, manufacturing jobs declined to approximately 165,900.

Following a period of rapid appreciation of residential home values, Arizona has recently faced a downturn in the residential housing market. Between December 2007 and December 2008, home values have decreased by approximately 28%. Permit activity for the construction of single-family homes fell by approximately 52.8% between 2007 and 2008, making it the lowest level since March 1975. A decrease in homebuilding results in a risk of job loss for construction workers, realtors, mortgage brokers, title company personnel, home inspection crews, engineers and others.

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The State’s economic growth during the 1990s enabled Arizona’s residents to realize gains in personal income. The State’s per capita personal income generally varies between approximately 10% and 15% below the national average due to chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale. Nevertheless, Arizona’s per capita personal income grew approximately 28.8% from 2000 to 2008. In 2006, 2007 and 2008 respectively, per capita personal income grew approximately 5.5%, 1.7% and 1.2%. Projected 2009 per capita personal income growth is estimated at -1.3%. In addition, personal income during the 2000 to 2008 period grew 57.9%, from approximately $132.6 billion to approximately $209.4 billion. In 2006, 2007 and 2008, respectively, personal income increased 9.3%, 4.5% and 2.9%. Projected 2009 personal income growth is estimated at approximately -0.1%.

A budget deficit of nearly $1 billion was on the books for the fiscal year 2008 State budget and by mid 2008, the shortfall was $1.2 billion. The projected fiscal year 2009 budget shortfall is approximately $3.2 billion while the projected fiscal year 2010 budget shortfall is approximately $3 billion. In early July, 2009, the Governor called a special session to discuss the budget and a proposed temporary sales tax increase anticipated to generate $1 billion in annual revenue, which along with spending cuts and federal stimulus dollars would keep the state in the black without damaging essential services. The Governor’s Office predicted the use of photo-enforcement cameras on freeways and highways would generate $90 million into the state’s general fund during the 2009 fiscal year. However, by the end of 2008, it was announced that fees from all photo radar tickets issued totaled approximately $7.3 million.

The State’s constitution requires a two-thirds majority vote in both houses of the Legislature to pass a tax or fee increase. This provision, combined with the State’s reliance on sales tax receipts, constrains the State’s ability to raise additional revenues in times of slow economic growth. In 1990, the State created a Budget Stabilization Fund in response to this constraint, but that Fund had been depleted as the State entered Fiscal Year 2005. Deposits in fiscal year 2007 brought the fund to $674 million, which is the statutorily capped level of 7% of General Fund revenues. In fiscal year 2009, the 7% cap increased to $660 million. For the first ten months of Fiscal Year 2009, General Fund collections are down 18.6% compared to last year. The year-to-date shortfall is $663.9 million below the January revised budget forecast. As of April 2009, however, year-to-date general fund revenue collections were $621.3 million, which was 18.6% below the forecasted amount. This amount included $59.2 million in budgeted fund transfers directed by the Legislature during a Special Session in January 2009.

In 1994, the Arizona Supreme Court declared the then-current system for funding construction and maintenance of the State’s public schools to be unconstitutional on the ground that it resulted in substantial disparities in the nature and condition of capital facilities among the State’s public schools. The State Legislature, in 1998, adopted legislation that established a State School Facilities Board to set uniform minimum capital facilities standards for Arizona’s public schools, with funding for any new facilities or renovations to be provided on a pay-as-you-go basis from a new School Facilities Fund, originally intended to be capitalized by annual State appropriations. In addition, the voters of the State approved a proposal to impose a 6/10 of 1% statewide sales tax to augment the School Facilities Fund. Collections from this tax, however, have been significantly less than predicted. In addition, under limited circumstances, the voters in a local school district can authorize the issuance and sale of bonds to pay for the acquisition or construction of capital facilities in the district that exceed the State’s established minimum standards. This legislation does not affect the obligation or ability of the districts to pay debt service on currently outstanding bonds.

Maricopa County is the State’s most populous and prosperous county, accounting for 60% of the State’s population. Within its borders lie the City of Phoenix, the State’s largest city and the fifth largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Transportation facilities, including Phoenix Sky Harbor International Airport, the fifth busiest airport in the world, pools of available labor, the presence of several educational institutions (including Arizona State University), a variety of support industries and a warm climate have helped make Maricopa County a business center in the southwestern United States.

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Once dependent primarily on agriculture, Maricopa County has diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County achieved an average annual job growth rate of approximately 4.5% or more each year from 1995 through 2000. However, Metropolitan Phoenix experienced a 4.3% decline in non-farm jobs during 2008 and a projected 6.6% decline in non-farm jobs is expected in 2009.

Several large, publicly traded companies, such as Freeport-McMoRan, Swift Transportation Co., Viad Corp., U.S. Airways and Petsmart, have their national headquarters in Maricopa County. Others, such as Motorola, Intel, Quest, American Express, Wells Fargo and Honeywell conduct major operations there. In May 2002, the Translational Genomics Research Institute (formally the International Genomics Consortium) selected Phoenix as the site for its new headquarters. Also, a variety of professional sports teams are based in Maricopa County, including the Phoenix Suns (NBA basketball), the Phoenix Mercury (WNBA basketball), the Arizona Cardinals (NFL football), and the Arizona Diamondbacks (MLB baseball).

Pima County is the State’s second most populous county, and includes the City of Tucson. Traditionally, Pima County’s economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Today, major industries include aerospace, bioindustry, environmental and information technology, optics, plastics and advanced composite materials, software and teleservices. These industries and the Pima County economy in general are supported by the presence of several educational institutions, including the University of Arizona (Tucson). Raytheon Missile Systems Co., and several large mining companies, including BHP Copper and Freeport-McMoRan, anchor the non-public sector of the Tucson economy. In addition, Davis-Monthan Air Force Base is a major employer in the City of Tucson. The military and civilian personnel employees at the base constituted an annual payroll of over $428.6 million in 2007. Pima County experienced non-farm job growth of approximately 2.8% in 2007. However, non-farm job growth decreased to 0.5% in 2008 and is predicted to be approximately 1.8% in 2009.

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APPENDIX D

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

General Economic Conditions

Population and Economy of the State. The State of California (the “State”) is by far the most populous state in the nation, over 60 percent larger than the second-ranked state according to the 2000 U.S. Census. The State’s July 1, 2008 population of about 38.1 million represented over 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

Falling home prices, limited credit availability, shrinking investment values, and growing job losses, among other factors, weighed heavily on the national and California economies in 2008, and continue to do so in 2009. Consumer spending — the core of both economies — and business investment trended downward in the second half of 2008 and are continuing downward in 2009. Late in 2008, the United States was officially deemed to be in a recession that began in December 2007. As of June 2009, unemployment in the State was 11.6 percent compared to 7.1 percent a year earlier.

California personal income is estimated to have grown by 3.7 percent in 2008, as compared to 5.9 percent in 2007. Taxable sales are projected to have declined by 4.5 percent in 2008.

California home building and residential real estate markets continued to slow in 2007 and 2008. Sales of existing detached homes hit bottom in the last quarter of 2007, and have since gradually climbed back. Following two years of steep declines exceeding 20 percent, annual sales in the California housing market are expected to increase 12.5 percent in 2009. The increase in sales is largely attributed to the growth in the absorption of distressed properties with huge mark-downs in prices.

Current Financial Stress and 2008-09 State Budget; Passage of 2009-10 Budget Bill

The State is currently experiencing significant financial stress. As a result of continuing weakness in the State economy, State tax revenues are significantly below amounts projected in the 2008 Budget Act. In December 2008, the Governor identified a budget gap between expected revenues and expenditure obligations in excess of $41 billion for the two fiscal years 2008-09 and 2009-10. After protracted negotiations and revisions to the 2008 Budget Act, the 2009 Budget Act and related legislation were adopted by the Legislature on February 19, 2009, and signed by the Governor on February 20, 2009.

As originally enacted, the 2008-09 State Budget projected General Fund revenues for fiscal year 2007-08 of $103.027 billion and revenues for fiscal year 2008-09 of $101.991 billion. However, it is widely acknowledged that by the time of passage of the 2008-09 State Budget, revenue estimates were already too optimistic, in light of continuing weak performance in the California economy and unprecedented adverse developments in the global and national financial markets, particularly after September 15, 2008. The Governor declared a fiscal emergency in December 2008, and called three concurrent special legislative sessions in order to address a budget deficit officially estimated to be $41.7 billion by fiscal year-end 2009-10, absent further actions on revenues and expenditures.

Although the Governor signed the 2008-09 Budget Act on February 20, 2009, much of the budget depended on the results of the May 19 election and on overly optimistic revenue and expenditure projections. By the time the Governor released his May Revision of the adopted 2008-09 budget, it was projected that due to further deterioration in State revenue projections, a 2009-10 budget shortfall of approximately $15.4 billion would occur regardless of the outcome of the May 19 election, and anticipated that failure of the May 19 ballot measures would cause the budget shortfall to increase to approximately $21.3 billion without further budget actions.

The ballot measures failed to win the necessary majority vote for passage at the May 19 election.

Moreover, updates to the May Revision numbers (released later in May) projected an increased budget gap of $3.10 billion through the remainder of Fiscal Year 2008-09 due to shortfalls in revenue collections and increased costs and the failure of the May 19 ballot measures.

On July 1, 2009, the Governor proclaimed a fiscal emergency and called a legislative special session pursuant to Proposition 58 to address the emergency. Under Proposition 58, if the State Legislature has not passed a bill or bills to address the State’s budget problems within 45 days, it will not be permitted to adjourn or act on other legislation. For a further description of Proposition 58, see “Constitutional and Statutory Limitations on Taxes and Appropriations; Constraints on the State Budget Process; Future Initiatives” below. The Governor also ordered three furlough days every month for certain State employees to save cash for essential state functions and services.

Also on July 1, 2009, the Department of Finance released further updates to the May Revision estimating that revenues during Fiscal Year 2009-10 would be $3 billion less than the updated May Revision, increasing the size of the State’s budget shortfall from approximately $24.3 billion to approximately $26.6 billion.

On July 24, 2009 the State Legislature approved a budget for Fiscal Year 2009-10 to address the projected $26 billion shortfall; the Governor signed the budget bill on July 28. The budget bill includes approximately $15.6 billion in spending reductions, largely through cuts in education, health and welfare services. On signing the budget bill, the Governor used his line item veto power to increase these cuts by $500 million. The budget also includes approximately $8 billion of revenue enhancements which consist of accounting changes, borrowings, revenue shifts which reduce future fiscal year’s revenues and other “one-time” fixes, some of which may be challenged in court. These revenue enhancements include:

—	$2.3 billion from increased withholding and accelerated estimated tax payments, which will result in lower revenues in the next fiscal year;

—	$900 million from shifting state workers’ June 30 pay date to July 1, passing the costs to the next fiscal year;

—	$1 billion from a sale of the State Compensation Insurance Fund’s workers compensation insurance portfolio. State Insurance Commissioner Steve Poizner has threatened to file a lawsuit over this sale;

—	$1.9 billion from borrowing of counties’ property tax collections under the provisions of Proposition 1A that voters approved in 2004, which the State must repay to the counties with interest within three years. See “Local Governments” and “Constitutional and Statutory Limitations on Taxes and Appropriations; Constraints on the State Budget Process; Future Initiatives” below; and

—	$1.3 billion from a taking of local redevelopment agencies’ funds in exchange for extending the number of years the agencies could collect a portion of property taxes in their region. Cities and counties have threatened to sue the state over this plan.

These unsustainable revenue enhancements make it likely that, absent a dramatic economic recovery, California will continue to experience budget and cash flow strains in the near and foreseeable future.

State Cash Position

The weak economy resulted in a dramatic reduction in State tax revenues, as compared to projections made in connection with the adoption of the 2008 Budget Act.

The sharp drop in revenues at the start of the 2008-09 fiscal year resulted in a significant depletion of cash resources to pay the State’s obligations. The State Controller is using cash management tools at his disposal to ensure that available cash resources will be used to pay the obligations of the highest priorities under the State Constitution and laws, including payments to public schools and universities, and debt service on bonds and notes. On February 1, 2009, the State Controller started to defer for 30 days, payments from the State General Fund of personal income and bank and corporate tax refunds, as well as payments for specified State operations, local assistance, vendors who do business with the State, trial courts and programs for the mentally ill, blind, disabled, and elderly. While payments deferred in February were repaid in full by the end of March 2009, the State is facing continued cash flow pressures. The State issued an additional $500 million of revenue anticipation notes in late March 2009, which will mature in June 2009. Beginning on July 2, 2009, the State Controller’s office started paying some State creditors with IOUs, or warrants, in order to preserve cash for other creditors with higher legal priority, such as bondholders. From July 2 through July 10, 2009, the State had issued almost $435 million of such IOUs. In addition, the State intends to access external markets or take other cash management actions at the beginning of the 2009-10 fiscal year to obtain sufficient cash to pay all its ongoing obligations. The State’s cash flow difficulties have resulted in the lowering of ratings on its outstanding revenue anticipation notes, and are contributing to adverse rating actions on other State debt.

The long delay between the identification of the budget gap, and enactment of the February 2009 Budget Package, combined with severe disruptions in the municipal bond and other capital markets starting in the fall of 2008, prevented the State from selling long-term bonds and limited its ability to sell short-term revenue anticipation notes. As a result of the cash pressure facing the State, on December 17, 2008, the Pooled Money Investment Board voted to significantly curtail loans from the State’s Pooled Money Investment Account (“PMIA”) thereby postponing or stopping construction on thousands of projects Statewide. The PMIA customarily made such loans to provide temporary funding for infrastructure projects prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds.

Governor Schwarzenegger also ordered unpaid furloughs of State employees each month, commencing on February 1, 2009, as well as layoffs of State agency and department employees to reduce General Fund payroll expenditures by up to 10 percent. Various litigation has been brought challenging the furlough program.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with the deteriorating fiscal situation and the State’s recurring structural deficit. The 2009-10 budget will continue to be affected by national and State economic conditions and other factors.

Ratings

As of July 15, 2009, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Fitch	Moody’s	S&P

BBB	Baa1	A

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Local Governments

General. The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State — local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State — local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments, because the backfill amount annually increases in proportion to the growth in secured roll property tax revenues, which has historically grown at a higher rate than VLF revenues. This arrangement continues without change in the February 2009 Budget Package.

Pursuant to statutory changes made in conjunction with the February 2009 Budget Package, the VLF rate will increase from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent will flow to the General Fund, and 0.15 percent will support various law enforcement programs previously funded by the State General Fund. This increased VLF rate will be effective through the 2010-11 fiscal year.

As part of the State-local agreement, voters at the November 2004 election approved Proposition 1A. Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. (The State’s budget for fiscal 2009-10 contains such a borrowing.) The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, under Proposition 1A of 2004, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the Statewide local sales tax. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties, or special districts without providing the funding needed to comply with the mandates. If the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties, and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

Welfare. The entire Statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see “Welfare System”). Under the CalWORKs (defined below) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The TANF block grant formula under the Law is operative through September 30, 2010, as further described below.

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids (“CalWORKs”) replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

With the reductions described below, the revised CalWORKs caseload projections are 494,000 cases in fiscal year 2008-09 and 528,000 cases in 2009-10. Even with the increase in caseload, this still represents a major decline in caseload from the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998, caseload will have declined by over 17 percent.

The federal Deficit Reduction Act of 2005 (“DRA”) included legislation that reauthorized and extended the TANF program until September 30, 2010. The reauthorization legislation modifies countable work activities under TANF and applies new federal work participation rates to separate State programs. In addition, because reauthorization legislation effectively eliminates the State’s caseload reduction credit, the bulk of the CalWORKs caseload is subject to 50 percent work participation level requirement beginning in federal fiscal year (“FFY”) 2007.

Current policies are not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. Although the State has not received official notice from the federal government, current data indicates California will fail to meet the work participation rate for FFY 2007, the first year for which the DRA’s changes were effective. Additionally, California will likely not meet the rate for FFY 2008. As a result, California’s required Maintenance of Effort (“MOE”) has increased to 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California is required to meet when work participation rates are achieved. The 2009 Budget Act continued to reflect an increase of MOE spending by $179.5 million in 2008-09 and 2009-10, to $2.9 billion, to reflect this penalty. The impact of the 2010 Budget cannot be ascertained at this time.

Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $1.5 billion over a five-year period, beginning in 2010-11. Efforts to address improving work participation began during 2006-07, and the State is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program.

The 2009 Budget Act included a four-percent grant reduction in order to maintain CalWORKs spending within the available funding levels. This will reduce the maximum grant for a family of three from $723 per month to $694 per month. The 2009 Budget Act also suspended the cost of living adjustment for the 2009-10 fiscal year. The 2009 Budget Act included total CalWORKs program expenditures of $7.3 billion in State, local, and federal funds. The State is currently considering a proposal to decrease CalWORKs expenditures by $270 million, primarily by reducing county-provided services.

Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system will receive approximately $2.9 billion in State resources in 2008-09 and $2.7 billion in 2009-10, as well as $499 million in resources from the counties in each fiscal year. In addition, recent legislation provides California’s court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease revenue bonds. Additional legislative authorization is required prior to the issuance of such lease revenue bonds.

Constitutional and Statutory Limitations on Taxes and Appropriations;

Constraints on the State Budget Process; Future Initiatives

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the State Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Article XIIIA of the State Constitution, which resulted from the voter-approved Proposition 13, passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Article XIIIB of the State Constitution, which limits the amount of appropriations (not including expenditures for voter-approved debt service) of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing, Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1988, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

More recently, a new series of constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters, have also affected the budget process. These include Proposition 1A (described under “Local Governments” above) and Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits. Proposition 58 and other voter initiatives affecting the budget process are described below.

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires and establishes the Bureau of State Audits (“BSA”). The BSA will be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

An initiative statute, Proposition 49, called the “After School Education and Safety Program of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. This increase was first triggered in 2006-07, which increased funding for these programs to $550 million. These funds are part of Proposition 98 minimum funding guarantee for K-14 education.

On November 2, 2004, the voters approved Proposition 63, which imposes a one percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

On November 7, 2006, voters approved Proposition 1A, which was placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7 (“SCA 7”), to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 (“Proposition 42”) in 2002, permit the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declares that the transfer will result in a “significant negative fiscal impact” on the General Fund and the Legislature agrees with a two-thirds vote of each house. SCA 7 modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. Since 2003-04, the scheduled Proposition 42 transfer has been suspended twice.

The Fund cannot predict the impact of legislation on the bonds in the Fund’s portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIIIB spending limit would restrain the State’s ability to fund such programs by raising taxes.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the Governor’s Budget for Fiscal Year 2009-10 may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).

None of the information on the above websites is incorporated herein by reference.

APPENDIX E

ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

The following information is a brief summary of factors affecting the economy of the State of Connecticut and does not purport to be a compete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Connecticut (sometimes referred to as the State) is highly urbanized, with a 2008 population density of 723 persons per square mile, as compared to 86 for the United States as a whole. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State’s residents, historically among the highest in the nation, increased in every year from 1997 to 2007 with the exception of 2002, rising from $34,375 to $55,180. However, pockets of significant unemployment and poverty exist in several of the State’s most important cities and towns.

Manufacturing continues to be of prime economic importance to Connecticut despite a continuing downward employment trend over the past five decades. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry, followed by fabricated metals, computers and electronics, and machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only approximately 11.3% of total non-agricultural employment in Connecticut in 2006; it was 10.1% for the nation. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy since the early 1980s. The average annual unemployment rate in Connecticut decreased from 4.8% in 1997 to 2.3% in 2000 but rose to 5.7% for 2008. Connecticut’s unemployment rate for May 2009 was 8.0% as compared to a national level of 9.4%. In May 2005 the U.S. Department of Defense announced its preliminary list of bases recommended for closure or realignment, which included for closure the U.S. Naval Submarine Base New London in Groton, Connecticut. The closure of the base could have a significant impact on the economy of Southeastern Connecticut. In August 2005 the Base Realignment and Closure (“BRAC”) Commission recommended that the U.S. Naval Submarine Base New London be removed from the list of bases recommended for closure and realignment. The President of the United States and Congress accepted the BRAC Commission’s recommendation and the base was not closed in that round of closings.

At the end of fiscal year 1990-91, the State’s General Fund had an accumulated unappropriated deficit of approximately $965.7 million. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State’s budgetary method of accounting, of approximately $110.2 million, $113.5 million, $19.7 million, $80.5 million, $250 million, $262.6 million, $312.9 million, $71.8 million, $300.4 million, and $30.7 million, respectively. The General Fund ran operating deficits in fiscal years 2001-02 and 2002-03 of approximately $817.1 million and $96.6 million, respectively. The fiscal year 2001-02 deficit was met by the transfer of the $594.7 million balance in the Budget Reserve Fund and the issuance on December 19, 2002 of Economic Recovery Notes to meet the remainder of the deficit. The fiscal year 2002-03 deficit was met by the issuance on June 24, 2004 of additional Economic Recovery Notes. For the subsequent four fiscal years ending June 30, 2007, the General Fund ran operating surpluses of $302.2 million, $363.9 million, $446.5 million and $269.2 million, respectively. These surplus balances have been transferred to the Budget Reserve Fund, bringing the balance in the Budget Reserve Fund to $1,381.7 million. Per Section 4-30a of the Connecticut General Statutes, any unappropriated surplus, up to ten percent of General Fund expenditures, must be deposited into the Budget Reserve Fund. Pursuant to the Comptroller’s financial statements provided on December 31, 2008, the General Fund had an operating surplus of $99.4 million for fiscal year 2007-08. The entire surplus has been reserved for fiscal year 2008-09 spending.

The State is required to adopt a fiscal year budget under which (i) the amount of general budget expenditures do not exceed estimated revenues and (ii) year-over-year increases in general budget expenditures do not exceed specified limits. The General Assembly adjourned its legislative session on June 6, 2007 without the adoption of a biennial budget for fiscal years 2007-08 and 2008-09. In a June 2007 special session, the General Assembly passed, and the Governor subsequently signed into law on June 26, 2007, the biennial budget for fiscal years 2007-08 and 2008-09. The budget for fiscal year 2007-08 includes General Fund revenues of $16,315.6 million and net appropriations of $16,314.9 million, resulting in a projected surplus of $0.7 million. The budget for fiscal year 2008-09 includes General Fund revenues of $17,073.1 million and net appropriations of $17,072.3 million, resulting in a projected surplus of $0.8 million. In a September 2007 special session, the General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected General Fund surplus for fiscal year 2008-09 to $0.1 million. The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated fiscal year 2006-07 General Fund surplus funds to pay for various spending items including, $300 million to fund a portion of the State’s contribution to the Teachers’ Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million and (iii) a transfer of $80 million of the anticipated fiscal year 2006-07 General Fund surplus to the budget for the fiscal year ending June 30, 2009, resulting in a net reduction in the anticipated fiscal year 2006-07 surplus of $790.3 million. According to estimates of the Office of Fiscal Analysis, approximately $471.9 million of the appropriations are for one-time purposes and approximately $318.4 million of the appropriations are for on-going purposes. The budget is $690.4 million above the expenditure cap in fiscal year 2007-08 and $28.9 million below the expenditure cap in fiscal year 2008-09. However, in accordance with the provisions of Article XXVIII of the Amendments to the Constitution, the Governor issued a declaration to exceed the State’s expenditure cap in fiscal year 2007-08. This declaration has been ratified by a three-fifths vote of each house of the General Assembly.

The General Assembly did not make any midterm budget adjustments for fiscal year 2008-09 in the legislative session which ended May 7, 2008. However, in subsequent special sessions, $79 million was appropriated for energy relief programs in fiscal year 2008-09 and fiscal year 2007-08 surplus of $83.4 million plus the transfer of $16 million pursuant to Section 91 of Public Act No. 07-1 of the June Special Session, was transferred for use in fiscal year 2008-09. In addition, the scheduled increase on July 1, 2008 in the oil companies tax from 7.0% to 7.5% was eliminated.

Pursuant to statute, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on June 22, 2009 for the General Fund for fiscal year 2008-09, as of the period ending May 31, 2009, the General Fund was estimated to have a deficit of $967.6 million. That estimate reflects all of the deficit mitigation actions taken by the Governor and the General Assembly as of the date of the letter and the impact of the passage of the ARRA federal stimulus legislation. The estimate does not reflect the General Assembly’s passage of Public Act No. 09-2 of the June 19 Special Session which reduced the estimate of the fiscal year 2008-09 General Fund deficit by $56.6 million. In the Comptroller’s monthly report dated July 1, 2009, the Comptroller was in general agreement with the Office of Policy and Management’s estimates and projected a deficit of $911.0 million in the General Fund for fiscal year 2008-09, as of the period ending May 31, 2009, reflecting passage of Public Act No. 09-2. Whenever the Comptroller’s cumulative monthly financial statement indicates a projected General Fund deficit greater than one percent of the total General Fund appropriations, pursuant to statute the Governor is required within thirty days to file another report with the joint standing committees of the General Assembly on appropriations and on finance, revenue and bonding which includes a plan to modify agency allotments to the extent necessary to prevent a deficit. Should such plan result in a reduction of more than five percent of total appropriations, approval of the General Assembly would also be required. The Governor has submitted four deficit mitigation plans thus far in fiscal year 2008-09. In response to these plans, the General Assembly passed and the Governor signed into law Public Act No. 09-2, which provides a reduction of $73.7 million in expenditures, a transfer of $54.3 million from other funds, and an increase in revenue by approximately $6.3 million with a total net reduction of approximately $134.3 million in the projected fiscal year 2008-09 General Fund deficit. In addition, the Governor’s plans include transfers of other funds; spending cuts on labor costs, contract cancellations and certain health programs; the offering of employee retirement incentives and other measures.

In accordance with Section 2-36b of the Connecticut General Statutes, the Office of Policy and Management and the Office of Fiscal Analysis each submitted its report dated November 12, 2008 and November 14, 2008, respectively, to the General Assembly regarding projections of revenues and expenditures for a five year period. The reports projected General Fund deficits for the fiscal years ending June 30 of 2010, 2011 and 2012 of up to approximately 17% of the General Fund expenditures for each such fiscal year. These projections were preliminary and were based on budget requests from various State departments and agencies prior to the preparation of the Governor’s biennial budget for the 2009-2011 biennium. Under the balanced budget and expenditure cap provisions, the State will be required to eliminate the projected deficits and over-expenditures in its future adopted budgets.

The Governor presented the State budget plans for fiscal years 2009-10 and 2010-11 to the General Assembly on February 4, 2009. The Governor’s budget proposal assumed that the $921.7 million deficit for fiscal year 2008-09, as projected by the Office of Policy and Management on January 20, 2009, would be addressed through the use of $281.7 million from the Budget Reserve Fund, $360.8 million from additional federal aid pursuant to the ARRA stimulus package then being considered by the U.S. Congress, and State legislative actions prior to the close of the fiscal year on the remaining $279.2 million. The Governor’s General Fund budget proposal for fiscal year 2009-10 assumes revenues of $17,509.2 million and appropriations of $17,508.9 million, resulting in a projected surplus of $0.3 million. For fiscal year 2010-11, the Governor’s General Fund budget proposal assumes revenues of $18,127.5 million and appropriations of $18,127.3 million, resulting in a projected surplus of $0.2 million. The budget proposal includes $1,831.0 million in revenue enhancements in fiscal year 2009-10 and $1,852.5 million in revenue enhancements in fiscal year 2010-11. The more significant revenue changes include: (i) anticipation of a significant increase in federal aid pursuant to the ARRA stimulus package then being considered in the U.S. Congress, (ii) utilization of the Budget Reserve Fund, (iii) transferring resources from various “off-budget” accounts, (iv) increasing various fees, (v) limiting the film industry production tax credit and (v) securitizing certain energy related charges on electric bills. Utilization of the Budget Reserve Fund as proposed would fully deplete the resources of that fund in fiscal year 2010-11. The Governor’s budget proposal assumes $1,075.4 million in expenditure reductions from current services in fiscal year 2009-10 and $1,256.1 million in expenditure reductions from current services in fiscal year 2010-11. The more significant reductions contained in the budget proposal include: (i) unspecified reductions in personnel costs, which may include a retirement incentive plan, (ii) elimination of any statutory-required rate increases for nursing homes, (iii) level funding of municipal grants, (iv) reductions in pharmacy costs across programs administered by the Department of Social Services, (v) reductions to various other programs administered by the Department of Social Services, (vi) removal of all inflationary increases in accounts subject to such adjustments and (vii) savings from various contractual goods and services procured by the State. The Governor’s budget proposal would be $648.8 million below the expenditure cap for fiscal year 2009-10 and $186.4 million below the expenditure cap for fiscal year 2010-11.

The Governor’s proposed budget also includes a net increase in general obligation bond authorizations of $591.1 million to take effect in fiscal year 2009-10 and $980.5 million to take effect in fiscal year 2010-11. The Governor’s recommendations also include $175.0 million in additional clean water revenue bond authorizations to take effect in each of fiscal year 2009-10 and 2010-11 and special transportation obligation bond authorizations of $861.3 million to take effect in fiscal year 2009-10 and $243.4 million in fiscal year 2010-11. For the University of Connecticut, general obligation bond authorizations of $140.5 million will take effect in fiscal year 2009-10 and $146.5 million will take effect in fiscal year 2010-11. For the Connecticut State University System, $95.0 million general obligation bond authorizations of the State would take effect in each of fiscal years 2009-10 and 2010-11.

On March 26, 2009, the Governor indicated that since she presented the proposed budget, the Office of Policy and Management’s estimated revenues have been revised downward by $721.4 million for fiscal year 2009-10 and by $671.5 million for fiscal year 2010-11. In addition, the latest estimates of the additional federal aid to be received pursuant to the ARRA stimulus package indicate that the State will receive $145.7 million less than the amounts anticipated in the Governor’s recommended budget. The Governor’s recommended budget also anticipated a $350 million securitization of certain energy related funds in fiscal year 2010-11. The ARRA federal stimulus legislation would likely prohibit the use of those energy funds for such purpose given the State’s application for other energy funds contained in the ARRA. On April 20, 2009, the Office of Policy and Management again revised its estimated revenues downward by an additional $350.9 million for fiscal year 2009-10 and $201.2 million for fiscal year 2010-11.

On June 3, 2009, the General Assembly adjourned their regular 2009 session without adopting a fiscal year 2009-2011 biennial budget. Prior to adjournment, each house of the General Assembly did pass resolutions calling for a special session in order to take up matters related to adoption of a budget. The special session was immediately convened at the conclusion of the regular session. During the special session, the General Assembly passed a General Fund budget for the 2009-10 and 2010-11 fiscal years which was subsequently vetoed by the Governor.

The State is currently running under Executive Order No. 28 which was issued by Governor M. Jodi Rell on June 30, 2009. The Executive Order continues the operations of the State. Authorization to pay debt service on the State’s general obligation bonds continues unaffected. The Executive Order directs all department heads and executive branch employees to limit purchases of goods and services and directs all department heads to utilize personnel and other resources in an effective and efficient manner, giving priority to programs that provide direct care services, administration of justice and protect the public health and safety. The Executive Order covers the period from July 1, 2009 to July 31, 2009 or upon the approval of an appropriation act for the fiscal year commencing July 1, 2009, whichever comes first. The Governor has stated that she is prepared to issue a similar order as August approaches if there is no budget in place. The leadership of the General Assembly and the Governor continue to meet towards the adoption of a budget for fiscal years 2009-10 and 2010-11.

In July 2003, the State implemented the first phase of a new, fully integrated, Internet based, financial management and human resources system. The implementation problems with the financial management software system caused a delay in the preparation of financial statements and reports for fiscal years 2004-05 and 2005-06. The Comptroller’s Office has completed the audited legal accounting basis (modified cash) financial statements and audited statements prepared in accordance with generally accepted accounting principles (GAAP) for the State for fiscal year 2005-06. There was a delay of the State’s submission to the U.S. Department of Health & Human Services of its Single Audit for the 2006-06 fiscal year pursuant to OMB Circular No. A-133. The State received an extension until May 31, 2007, and the State submitted the Single Audit before that date. The State was unable to make timely provision to the nationally recognized municipal securities repositories (the “NRMSIRs”) by February 28, 2005, February 28, 2006 or February 28, 2007, respectively, of audits of its financial statements for fiscal years 2003-04, 2004-05 and 2005-06 and, for fiscal years 2003-04 and 2004-05, of certain operating data comparisons, as required by the State’s various continuing disclosure agreements entered into in accordance with Securities and Exchange Commission Rule 15c2-12 in connection with certain of its prior bond issues. On or prior to February 28, 2005, February 28, 2006 and February 28, 2007, respectively, the State filed with the NRMSIRs various financial statements and certain other operating data for fiscal years 2003-04, 2004-05 and 2005-06, which had not been audited, but which the State believed to be accurate in all material respects. The State did file the audited financial statements with the NRMSIRs promptly after the audits became available. The State complied with its annual filing requirements for fiscal years 2006-07 and 2007-08.

The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of February 1, 2009, the State had authorized direct general obligation bond indebtedness, including pension obligation and UConn 2000 bonds, totaling approximately $27,082.4 million, of which approximately $25,000.7 million had been approved for issuance by the State Bond Commission and approximately $22,824.3 million had been issued. As of February 1, 2009, net State direct general obligation indebtedness outstanding (including lease financings) was approximately $13,012.6 million. On June 18, 2009, pursuant to the State Treasurer’s request and the Governor’s approval to borrow funds on a temporary basis from time to time on behalf of the State, the State Treasurer arranged with a group of banks a 364-day revolving credit facility in the amount of $580 million.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority and the Capital City Economic Development Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of February 1, 2009, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,479.8 million.

The State is obligated to various cities, towns and regional school districts to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal and district debt issued to fund the State’s share of such costs. As of June 30, 2008, the Commissioner of Education estimates that current grant obligations under the progress payment basis program established in 1997 are approximately $2.6 billion. The State has authorized new school construction grant commitments in connection with this program of $531.5 million which take effect in fiscal year 2008-09. As of June 30, 2008, the State is obligated under the pre-1997 debt service subsidy basis program for approximately $451.0 million in aggregate principal installment and interest payments with respect to municipal and district debt. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under the pre-1977 program.

The State’s general obligation bonds are rated Aa3 by Moody’s Investors Service (“Moody’s”) and AA by both Standard & Poor’s Rating Services (“S&P”) and Fitch Ratings.

The State Employees’ Retirement Fund is the largest retirement system maintained by the State with approximately 53,196 active members, 1,592 inactive (vested) members and 38,093 retired members as of June 30, 2008. With the exception of fiscal year 2003-04, since fiscal year 1978-79 payments into the fund and investment income in each fiscal year have been sufficient to meet benefits paid from the fund in that year. The most recent actuarial valuation dated November 19, 2008 indicated that, as of June 30, 2008, the State Employees’ Retirement Fund had unfunded accrued liabilities of $9,253.1 million and a funded ratio of 51.9% on a projected basis. The actuarial valuation determined the following employer contribution requirements: (i) $897.4 million for fiscal year 2009-10, and (iii) $944.1 million for fiscal year 2010-11. The State met its annual contribution requirements of $663.9 million for fiscal year 2006-07 and of $716.9 million for fiscal year 2007-08. It is anticipated that the employer contribution requirement of $753.7 million for fiscal year 2008-09 will be fully met from the budgeted State contribution amount and grant reimbursements from Federal and other funds.

The Teachers’ Retirement Fund provides benefits for any teacher, principal, supervisor or superintendent in the public school systems of the State, with certain exceptions. As of June 30, 2008, there were approximately 61,421 active and former employees with accrued and accruing benefits and approximately 28,609 retired members. With the exception of fiscal years 2003-04 and 2004-05, since fiscal year 1978-79 payments into the fund and investment income in each fiscal year have been sufficient to meet benefits paid from the fund in that year. The most recent actuarial valuation dated November 12, 2008 indicated that, as of June 30, 2008, the Teachers’ Retirement Fund had unfunded accrued liabilities of $6,530.0 million and a funded ratio of 70.1% on a projected basis. The actuarial valuation determined the following employer contribution requirements: (i) $559.2 million for fiscal year 2009-10, and (iii) $581.6 million for fiscal year 2010-11. The budgeted State contribution of $412.1 million for fiscal year 2006-07 was less than the actuarial valuation amount of $425.3 million. To meet the State’s annual contribution requirement for fiscal years 2007-08 and 2008-09, $518.6 million and $539.3 million, respectively, have been appropriated. In April 2008 the State issued $2,276.6 million taxable general obligation bonds to partially fund the unfunded accrued liability in the Teacher’s Retirement Fund and to pay other costs related to the financing. $2.0 billion of the proceeds of the pension obligation bonds were deposited into the Teachers’ Retirement Fund. The legislation authorizing the issuance of the pension obligation bonds requires the state while the bonds are outstanding to annually appropriate the actuarially-determined annual required contribution to the Teachers’ Retirement Fund, subject to certain exceptions for emergency or extraordinary conditions.

The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State finances the cost of such benefits on a pay-as-you-go basis; therefore the State will need to make significant General Fund appropriations for such benefits each fiscal year. The amount of $484.2 million has been appropriated for such purpose for fiscal year 2008-09. Implementation of Governmental Accounting Standards Board Statement No. 45 regarding accounting and financial reporting for postemployment benefits other than pensions requires the State to obtain an analysis of the unfunded actuarial accrued liability of such post-retirement health care and life insurance benefits and to recognize the annual required contributions to fund those actuarial liabilities in its financial statements commencing with those for fiscal year 2007-08. In an actuarial report dated March 2007, the actuarial accrued liability for post-retirement health care and life insurance benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System, was estimated as of April 1, 2006 to range from $11.4 billion to $21.7 billion. The amounts depend upon various assumptions including those with respect to medical cost inflation rates, the establishment of a trust to fund those liabilities, the amount of initial and annual amounts deposited in such a trust and discount rates. The amount of the annual required contribution under these various assumptions ranges from $1.0 billion to $1.6 billion for fiscal year 2006-07, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. The State received an interim actuarial valuation dated February 16, 2009 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System, based upon the stated assumptions of the March 2007 actuarial report but reflecting actual increases in the State’s medical and dental costs between April 1, 2006 and June 30, 2008. The report indicates an actuarial accrued liability as of June 30, 2007 of up to $23.1 billion and a projected actuarial accrued liability as of June 30, 2008 of up to $24.6 billion on an unfunded basis with no valuation assets available to offset the liabilities of the plan. The interim actuarial valuation determined an employer contribution requirement for fiscal year 2007-08 of up to $1.66 billion on an unfunded basis, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. The State paid $458.4 million for eligible employees and $415.4 million for retirees for health care costs in fiscal year 2006-07. The State paid $480.0 million for eligible employees and $468.8 million for retirees for health care costs in fiscal year 2007-08.

The State makes a General Fund appropriation to the Teachers’ Retirement Fund to cover one-third of retiree health insurance costs plus any balance of that cost that is not funded from the amounts available in the Teachers’ Retirement Health Insurance Fund. The amount of $24.4 million has been appropriated for such purpose for fiscal year 2008-09. No fund has been established for the accumulation of assets with which to pay such benefits in future years; therefore, significant General Fund appropriations will be required for each fiscal year. Implementation of GASB Statement No. 45 requires the State to obtain an analysis of the unfunded actuarial accrued liability of such retiree health insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2007-08. The State Teachers’ Retirement Board has received an actuarial valuation of the State’s liability with respect to post-retirement health care benefits for members of the Teachers’ Retirement Fund. The report indicates an actuarial accrued liability as of June 30, 2008 of $2.3 billion on an unfunded basis, based upon certain stated assumptions including a 4.5% earnings assumption and a 30 year amortization period and no valuation assets available to offset the liabilities of the plan. The actuarial valuation determined a $116.7 million employer contribution requirement for fiscal year 2008-09 and a $121.3 million employer contribution requirement for fiscal year 2009-10, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions.

The State, its officers, and its employees are defendants in numerous legal proceedings. Although it is not possible to determine the outcome of these legal proceedings, the State’s Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) a suit claiming that the State is in breach of a judicially and legislatively approved settlement to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools (the court has approved settlements of this action between the plaintiffs and the State and between the City of Hartford and the parties); (ii) purported class-actions on behalf of laid-off State employees alleging that they were laid off in violation of their constitutional rights and of state law, and claiming back wages, damages, attorneys’ fees, and costs; (iii) claims against the State filed by three manufacturers that agreed to participate in the 1998 Master Settlement Agreement (“MSA”) entered into by Connecticut and nearly all other states and territories to resolve litigation claims against the major domestic tobacco manufacturers, contending that the State has not diligently enforced its obligations under the MSA to enforce statutory requirements against non-participating manufacturers, which claims the Connecticut Supreme Court ruled in December 2008 the MSA required be arbitrated and which arbitration could result in the reduction or elimination of payments that the State receives under the MSA for any year that the State was found not to have diligently enforced its obligations; (iv) a purported class-action on behalf of similarly situated students in selected school districts claiming that the State's primary statutory mechanism for the distribution of State aid for public schools currently fails to ensure both substantially equal educational opportunities and a suitable education for these students as purportedly reflected by both the educational challenges they face and their poor performance on State standardized measures, and seeking a declaratory judgment, an injunction against the operation of the current system, an order that a new system be devised, the appointment of a special master to oversee such activities, continuing court jurisdiction and attorneys’ fees and costs; (v) a dispute over the terms of an Exit Plan with respect to judicial oversight of the operations of the State’s Department of Children and Families pursuant to a 1991 federal court-ordered consent decree in an action involving a plaintiff class of children in the child welfare system; (vi) litigation involving claims by Indian tribes and alleged Indian tribes to state land or sovereignty over portions of the state’s land area; (vii) arbitration proceedings initiated by a contractor against the State’s Department of Transportation pursuant to state statute alleging breaches of contract in connection with a construction project in Bridgeport; (viii) a state court eminent domain case arising from the condemnation by the State’s Department of Transportation of a rock quarry in Brookfield; (ix) a purported class-action on behalf of individuals with mental illness in nursing facilities in the state claiming that the State has violated the Americans with Disabilities Act by failing to provide services to them in the most integrated setting appropriate to their needs and (x) a Federal District Court action brought by retired State employees claiming that the State Employees Retirement Commission’s members have breached their fiduciary duties and federal law by failing to apply retroactively to the plaintiffs and to others similarly situated the recent decision of the Connecticut Supreme Court in Longley v. State Employees Retirement Commission that the Commission had not properly interpreted and applied state law by failing to add final, prorated longevity payments to the Longley plaintiffs’ salary in their final year of employment for the purpose of calculating their “base salaries” under the State Employees Retirement Act.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

APPENDIX F

ECONOMIC AND FINANCIAL CONDITIONS IN FLORIDA

The following information is a brief summary of factors affecting the economy of the State of Florida (the “State”) and does not purport to be a complete description of such factors. Other factors not described herein will affect the State. The summary is based upon one or more of the most recently publicly available offering statements relating to debt offerings of the State, including a recent official statement, dated April 1, 2009 (the “Official Statement”), for a State of Florida debt offering, however, it has not been updated. The information is provided as general information intended to give a brief and historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State or of local governmental units located in the State. The Fund has not independently verified this information. The projections set forth in this Appendix were obtained from the Official Statement, the Florida Economic Estimating Conference held on March 2, 2009 (the “Economic Estimating Conference”), the March 13, 2009 Florida Revenue Estimating Conference for the General Revenue Fund, the State of Florida Comprehensive Annual Financial Report for the year ended June 30, 2008 (the “State CAFR”) and information provided by the Florida Auditor General’s Report on Significant Findings and Financial Trends Identified in Local Government Entity Audit Reports and Annual Reports for fiscal year ending September 30, 2007 (Report No. 2009-202) and other sources described herein (collectively, the “State of Florida Report”).

The Florida Economy

Florida ranks as the fourth most populous state, with a population as of April 1, 2007 of approximately 18.680 million. From years 1997 to 2007, the State’s estimated average annual rate of population increase has been approximately 2.2% as compared to an approximately 1% average annual increase for the nation as a whole. During census years 1990-2000, the State’s population increased approximately 23.5% while that of the nation increased approximately 13.1%. The State's population has grown by 16.9% between 2000 and 2007. The population growth in Florida has been estimated by the Economic Estimating Conference to slow to .12% in fiscal year ending 2009, before beginning to gradually increase.

Beginning in fiscal year 1999 through 2008, the State’s unemployment rate generally tracked below the national average. However, estimates of unemployment rates by the National Economic Estimating Conference held on March 2, 2009 and the Florida Economic Estimating Conference reflect Florida’s unemployment rate exceeding the national average in fiscal years 2008-09 and 2009-10. The Economic Estimating Conference has projected unemployment to peak in Florida at 10% in fiscal year 2009-10.

Historically, Florida’s total personal income has grown at rates similar to the national average and the other Southeastern states. During calendar years 1998 through 2007, the State’s total nominal personal income grew by 74% and per capita income expanded approximately 47%, while the national total and per capita income increased by approximately 57% and 43%, respectively. Florida’s per capita income has been consistently somewhat below that of the U.S. with the exception of calendar year 2006 when it slightly exceeded (101%) the U.S. average. In calendar year 2007, preliminary estimates showed it was 99.0% ($38,316) of the U.S. average of $38,564. The structure of Florida’s income differs from that of the nation and the Southeast. Because Florida has an older and proportionally larger retirement age population than most states, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers’ compensation and veterans benefits, among other sources of income) are major sources of income.

In November, 2004, Florida voters elected to raise the statewide minimum wage to a level above the federal minimum wage and thereafter indexed to inflation each year. The State's minimum wage is reset each January 1 and effective January 1, 2009, increased by $0.42 to $7.21 per hour. The Federal minimum wage is currently $6.55 and is expected to increase to $7.25 per hour on July 24, 2009, at which time Florida’s minimum wage will increase to $7.25 per hour. The Fund can not predict whether the wage increase will have an adverse impact on Florida’s economy.

Tourism remains an important aspect of the State’s economy, and its financial impact is reflected in a broad range of market sectors, including transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, gift shops and theme park admissions. An estimated 82.5 million people visited the State in calendar year 2008, a 2.4% decrease over the estimated 2007 total, according to Visit Florida, the direct support organization for the Florida Commission on Tourism. However, the Economic Estimating Conference has estimated a decrease of 9.6% and 5.5% of visitors to Florida in fiscal years 2008-09 and 2009-10, compared to each of the respective preceding years, before beginning to increase in fiscal year ending 2011. Visitors to the State’s public parks and recreation areas totaled 20,735,874 for fiscal year 2007-08, a 6.2% increase over the prior fiscal year according to the Florida Statistical Abstract 2008 (University of Florida, Bureau of Economic and Business Research, 2007). In 2007, accommodation and food services contributed 13.1% of the service component of the State's GDP, and arts, entertainment and recreation contributed 5.8%.

The State’s fiscal year begins July 1 and ends June 30. Hurricanes struck the State during the 2004 and 2005 hurricane seasons and resulted in mass evacuations of coastal areas and the declaration of a Presidential Disaster Area encompassing 45 of the State’s 67 counties. These and future hurricanes could significantly adversely change the State’s economic outlook. There has been no official analysis of and the Fund cannot predict the impact of possible future hurricanes on the State’s economy, although they are likely to adversely impact the State’s tourist industry and other economic factors in the State discussed in this Appendix.

Between 1990 and 2000, Florida’s working age population (age 18-64) increased by approximately 20.1% and the number of employed persons increased approximately 20.2%. The services sector of the State’s economy continues to grow. In 2007, services constituted 44.9% of the State’s total non-farm jobs, compared to 43.4% five years earlier. The total number of non-farm jobs increased 12.2% while jobs in services increased 16.1% over the same period.

An important element of the State’s economic outlook is the construction sector which accounted for approximately 4.7% of the States 2007 GDP. A driving force behind the State’s construction industry is its rapid population growth. The State, like many other parts of the nation, has recently experienced a strong downturn in the housing market, which has impacted a number of segments of the Florida economy. However, as described in the State CAFR, although Florida’s housing market reflects national trends, it has proven more vulnerable to the real estate market downturn due to the decrease in demand for second homes and a drop in speculative investment activity from prior years. Collections of documentary stamp taxes, which largely result from sale of real estate, declined significantly compared to the prior fiscal year.

According to the State CAFR, at the time the states spending levels for the current fiscal year were determined, the State had not anticipated a projected decrease in general revenue collections by State economists of $2.1 billion or 8.9%. As a result, the State held a special legislative session in January 2009 to address revenue shortfalls. In addition, as of the date of the State CAFR, it was reported that since June 30, 2008, the State had transferred over $1 billion from the budget stabilization fund to the General Fund to partially remediate budget deficits. In May, 2009, the Governor of the State signed into law a $66.5 billion 2010 budget which takes effect on July 1 and relies on $5.3 million in federal stimulus funding cuts, cuts in spending, higher fees and new taxes, including a $1.00 per pack tax increase on cigarettes.

There has been no official analysis of and the Fund cannot predict the impact of the housing and general economic downturn on the State’s economy, although they are likely to adversely impact economic factors in the State discussed in this Appendix. See “Projections” herein. The following table shows housing starts and construction values from 1999 through 2009:

Florida Housing Starts and Construction Value: 1999-2009

			Construction Value (millions of current dollars)
	Housing Starts (thousands)		Private Residential
Year	Single Family	Multi-Family	Single Family	Multi-Family

1999	99.1	68.0	$12,531.5	$ 4,377.6

2000	97.6	63.1	13,917.8	4,848.6

2001	107.3	60.7	16,182.7	5,318.5

2002	122.4	63.4	19,613.8	5,585.3

2003	146.5	68.7	24,818.0	6,690.5

2004	172.3	80.2	31,581.4	8,927.0

2005	193.1	90.5	38,569.2	11,633.2

2006	132.6	85.8	32,409.0	14,044.8

2007	63.8	57.5	16,468.1	11,040.3

2008	34.3	24.9	9,688.5	5,465.7

2009[1]	18.1	15.2	4,915.8	2,539.0

[1]	Forecast for 2009 is from the March 2009 Florida Economic Estimating Conference.

Source:	F.W. Dodge Statistical Service; Office of Economic and Demographic Research, The Florida Legislature, March 2009.

Florida Revenues and Expenditures

General revenue appropriations for fiscal year 2007-08 totaled approximately $24,112.1 million (a decrease of approximately 8.68% from the prior fiscal year), to be funded from general revenue collections. In the preceding fiscal year (2006-07) general revenue appropriations decreased by approximately 2.44% from the prior fiscal year. Unlike many other jurisdictions, the State does not levy ad valorem taxes on real property or impose a personal income tax. The sales and use tax is the greatest single source of tax receipts in the State, although not all of these receipts are credited to the General Revenue Fund. For fiscal year 2007-08, receipts from this source were $18,428.9 million, a decrease of approximately 5.18% from the prior fiscal year. In fiscal year 2006-07, sales and use tax increased slightly by 0.35% from the prior fiscal year. The Legislature has, from time to time, temporarily waived collection of sales taxes on such items as clothing under certain prices, school supplies, and hurricane supplies.

The second largest source of State tax receipts is the Motor Fuel Tax. Collections from this source during fiscal year 2007-08 were $1,867.4 million (a decrease of approximately 0.20% from the prior fiscal year), although these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax revenues decreased approximately 4.4% to $609.2 million for fiscal year 2007-08. The receipts of corporate income tax for fiscal year 2007-08 were $2,216.8 million, a decrease of approximately 9.3% over the previous fiscal year. Gross Receipts tax collections for fiscal year 2007-08 totaled $1,126.0 million, an increase of approximately 5.47% over the previous fiscal year. Total collections from intangible personal property taxes were $436.3 million during fiscal year 2007-08, a decrease of approximately 43.5% over the previous fiscal year. The Florida Legislature, effective January 1, 2007, repealed the Florida intangible tax on securities and investments, thereby effectively eliminating the tax on intangible personal property held on or after January 2, 2006. Consequently, Florida residents do not receive any State tax benefits from investing in the Florida Fund. A non-recurring intangible tax continues to be levied on notes, bonds and other obligations for the payment of money secured by liens on Florida realty and on governmental leaseholds, with such proceeds being deposited to the State’s General Revenue Fund.

The State’s constitution generally limited the tax on resident decedents’ estates to the aggregate amount allowable as a credit against federal estate tax or State death taxes paid and thus the State’s estate tax did not increase the estate’s total federal estate tax liability. Under the Economic Growth and Tax Relief

Reconciliation Act of 2001, the State death tax credit was reduced annually by 25% from 2002 through 2004, and a total repeal of that credit occurred in 2005. These reductions and elimination of the federal estate tax credit reduced the amount of taxes collected at the State level. As a result of these changes, the estate tax was eliminated beginning in fiscal year 2007-08. In 2006-07, the estate tax represented 0.16% of the General Revenue Fund. The Fund cannot predict the impact of the elimination of the estate tax on State finances.

Commencing July 1, 2005, lottery revenues are statutorily authorized to be distributed as follows: (1) variable percentages of the gross revenue from the sale of on-line and instant (scratch-off) lottery tickets, as determined by the Department of Education of the State, will be paid as prizes and deposited in the Educational Enhancement Trust Fund in a manner designed to maximize the amount of funds deposited in the Educational Enhancement Trust Fund; (2) the remaining funds will be used for the payment of administrative expenses of the Department of Education of the State, including all costs incurred in the operation and administration of the lottery and all costs resulting from any contracts entered into for the purchase or lease of goods or services required by the lottery, and (3) the unencumbered balance which remains after such payments at the end of the fiscal year will be transferred to the Educational Enhancement Trust Fund. In fiscal years 2007-08 and 2006-07 education received approximately $1,277.1 million of these revenues, an increase of approximately 1.65% over the previous fiscal year.

Projections

Projections of General Revenue funds are developed by the Consensus Revenue Estimating Conference for the General Revenue Fund (the “Revenue Estimating Conference”), which is comprised of representatives from the State House of Representatives, the State Senate, the Governor’s Office, the Office of Economic and Demographic Research and the Department as a nonvoting member, primarily as a data source. The Consensus Revenue Estimating Conference meets at least semiannually to review and revise their estimates.

The Revenue Estimating Conference met most recently on March 13, 2009. The following information is derived from the Executive Summary of the Revenue Estimating Conference for the General Revenue Fund held on March 13, 2009.

Since the General Revenue Estimating Conference held in November (2008), weakness in the State, national and world economies has deepened. In response, the Revenue Estimating Conference has reduced its estimate of General Revenue collections for Fiscal Year 2008-09 by $1.1 billion or 4.9% below the estimate from November. For Fiscal Year 2009-10, expected revenues were reduced by $2.3 billion or about 10.6% from the previous forecast. Estimated revenue collections in Fiscal Year 2008-09 are less than Fiscal Year 2007-08 receipts by $3.2 billion. The Fiscal Year 2009-10 forecast has decreased by 4.5% over the revised Fiscal Year 2008-09 estimate resulting in the fourth consecutive year of declining revenues.

The revisions to the forecast are attributable to the interplay of several economic events. First, the still dysfunctional credit market continues to constrain the housing market, consumer expenditures and business investments. Second, the spread of the worst national recession in the post- World War II era to a global recession that has affected business expenditures in Florida and has dampened tourism and exports. Third, the deterioration of wealth from accelerating job losses, the continued depreciation of home values, and the decline in asset value share exerted pressure on discretionary spending. Fourth, Florida population has ceased to grow in the current period and is not expected to return to historic growth rates. These factors influence revenue collections in the following ways:

•

Sales Tax In addition to declining home values, worsening job losses and the drop in asset values are undermining consumer and business confidence and reducing discretionary income. Consumer response to these conditions has been stronger than originally anticipated. In this regard, purchases in all sectors fell sharply since the last forecast and are expected to remain lower than previous estimates. These adjustments persist throughout the forecast period.

•

Documentary Stamp Tax and Intangibles Tax Tax collections are expected to be significantly below previous estimates. While existing sales volumes has improved, a significant portion of this increase is attributable to mounting foreclosures. Moreover, home prices will continue to fall, exerting downward pressure on collections until the credit market improves and the housing market stabilizes. In addition, the outlook for loans related to automobile sales has further weakened.

•

Corporate Income Tax Tax collections are expected to decline in Fiscal Year 2008-09 and 2009-10 by 21.1% and 13.8%, respectively. This overall weakness is largely due to: (1) lower profits in companies previously benefiting from the real estate market, (2) losses related to credit instruments, and (3) compressed profit margins caused by the economic downturn and higher energy prices.

Revenue collections are not anticipated to exceed the Fiscal Year 2005-06 level within the three-year forecast horizon.

Estimates are based on information available at the time of the estimates. Such estimates are subject to revision as additional information becomes available. Also, estimates are subject to risks and uncertainties which may cause results to differ materially from those estimates set forth above. No assurance is given that actual results will not differ materially from the estimates provided above.

(Remainder of Page Intentionally Left Blank)

In addition to the foregoing information, the Revenue Estimating Conference for March 13, 2009 contains the following General Revenue information for fiscal years 2006-07 through 2009-10 in tabular form.

	State of Florida Total General Revenues Fiscal Years 2006-07 though 2009-10 (in millions of dollars)
	2006-07 Actual	2007-08 Actual	2008-09 Estimate	2009-10 Estimate

Sales Tax — GR	$19,435.2	$18,428.9	$16,576.2	$15,901.8

Beverage Tax & Licenses	637.5	609.2	582.2	573.9

Corporate Income Tax	2,443.7	2,216.8	1,748.8	1,507.6

Documentary Stamp Tax[1]	625.5	203.4	112.5	34.6

Tobacco Tax	279.2	271.1	271.0	264.6

Insurance Premium Tax	697.4	672.1	616.6	629.4

Pari-Mutuels Tax	32.0	26.9	17.6	29.8

Intangibles Tax[2]	772.6	436.3	192.2	144.3

Estate Tax[3]	43.4	0	0	0

Interest Earnings	473.1	446.3	108.5	81.0

Driver's Licenses	71.5	71.3	83.1	97.1

Medical & Hospital Fees	172.6	165.9	156.4	178.1

Auto Title & Lien Fees	33.1	29.0	25.0	24.1

Severance Taxes	17.4	21.4	16.9	11.8

Service Charges	440.5	362.6	307.1	293.4

Corporation Filings Fees	196.2	220.1	219.8	212.9

Article V Fees	103.9	113.7	247.9	257.6

Other Taxes & Fees	296.3	282.9	250.2	260.2

Less: Refunds	(366.9)	(465.8)	(587.4)	(503.8)

Net General Revenue[4]	$26,404.1	$24,112.1	$20,994.6	$19,998.4

Source:	Office of Economic and Demographic Research, March 13, 2009 Consensus Revenue Estimating Conference.
[1]

The 2005 Legislature enacted growth management legislation which redirects to trust funds $750 million of Documentary Stamp Tax Collections which otherwise would have gone into the General Revenue Fund. The decreases in fiscal years 2006-07 and 2009-10 reflect actual and projected weakening in the real estate market and a softening economy on State revenues.

[2]	Declines in fiscal year 2006-07 and 2009-10 reflect repeal of the annual recurring tax.
[3]	Decreases are the result of federal estate tax law changes and the repeal of the estate tax.
[4]	May not add due rounding.

Source:	Office of Economic and Demographic Research, March 13, 2009 Consensus Estimating Conference Results and Official Statement.

Income Tax

The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State is required to impose a personal income tax in the State. An amendment to the State Constitution requires approval by at least sixty percent of the electors voting on the measure.

Property Tax and Reforms

Exemptions from ad valorem property taxation include the first $25,000 of assessed value for a permanent residence (and effective January 1, 2008, an additional exemption as described in the following paragraph); property owned by certain permanently and totally disabled persons; renewable energy source improvements; inventory; property used by not-for-profit hospitals, nursing homes, homes for special services and property used by homes for the aged; educational-use property; property owned and used by labor organizations for educational purposes; community centers; governmental property; property owned by not-for-profit water and sewer companies; the first $500 of property of every widow or widower, blind person or disabled person, and property held by a port authority and any leasehold interest in such property to the to the same extent that county property is immune from taxation. Property valuations for homestead property are also currently subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less, which is commonly referred to as the “Save Our Homes Limitation.” If the property loses its homestead status, it is re-valued at full just value on the next tax roll.

On October 29, 2007, the Florida Legislature adopted a tax reform package that included Senate Joint Resolution 2D, Senate Bill 4D (an implementing bill) and Senate Bill 6D, a special election bill. The Joint Resolution 2D required approval by Florida voters, which occurred on January 29, 2008 (“Amendment One”). Amendment One enacted the following ad valorem tax reforms: (1) an exemption of an additional $25,000 of the assessed value of homestead property (to be applied on the assessed value between $50,000 and $75,000); provided however, this reform does not apply to school taxes; (2) a cap of 10 percent on yearly assessment increases on non-homestead residential and commercial property; provided however, this reform does not apply to school taxes; (3) portability of the three percent cap on homestead residential property, up to $500,000, when relocating to a new home in the State; and, (4) a $25,000 exemption from the tangible personal property tax. The 10 percent cap affected assessments beginning on January 1, 2009. All other reforms took effect retroactive to January 1, 2008.

The Florida Legislature recently initiated a substantial review and reform of Florida’s property tax structure. During a special legislative session that ended June 14, 2007, the Florida Legislature adopted Chapter 2007-321, Laws of Florida, a property tax plan which may significantly impact ad valorem tax collections for Florida local governments. One component of the adopted legislation required counties, cities and special districts to rollback their millage rates for the 2007-08 fiscal year to a level that, with certain adjustments and exceptions, would generate the same level of ad valorem tax revenue as in fiscal year 2006-07; provided, however, depending upon the relative growth of each local government’s own ad valorem tax revenues from 2001 to 2006, such rolled back millage rates were determined after first reducing 2006-07 ad valorem tax revenues by zero to nine percent (0% to 9%). In addition, the legislation limits how much the aggregate amount of ad valorem tax revenues may increase in future fiscal years to the rate of change in the State’s per capita income. School districts are not required to comply with these particular provisions of the legislation. A local government may override certain portions of these requirements by a supermajority, and for certain requirements, a unanimous vote, or by referendum approval. Local governments who do not comply with the property tax reforms may not participate in the distribution of local government half-cent sales tax revenue during the 12 months following a determination of non-compliance by the State’s Department of Revenue.

A lawsuit challenging the constitutionality of at least part of Amendment One was filed prior to the referendum approval by the voters. In Bruner v. Hartsfield, filed in the Circuit Court in and for Leon County, Florida in November, 2007, new Florida homestead owners (having paid ad valorem taxes for the past four years) filed a class action lawsuit challenging the constitutionality of the Save Our Homes assessment cap and the portability provision. The lawsuit charges that Save Our Homes constitutes an unlawful residency requirement for tax benefits on substantially similar property, in violation of the Equal Protection provisions of the Florida Constitution and the Privileges and Immunities Clause of the Fourteenth Amendment to the United States Constitution. The lawsuit argues that the portability provision simply extends the unconstitutionality of the tax shelters granted to long-term homeowners by Save Our Homes. The lawsuit requests a declaration of the unconstitutionality of both provisions and injunctive action preventing continued application of those provisions. On October 29, 2008, the Circuit Court dismissed the plaintiff’s complaint with prejudice. This case is currently on appeal. On October 18, 2007, the same Court, in Lanning v. Pilcher, a case filed by out-of-state residents challenging the constitutionality of the Save Our Homes assessment cap, rejected the plaintiffs’ arguments that the Save Our Homes assessment cap violates either the Commerce Clause or the Privileges and Immunities Clause of the United Statues Constitution or the Equal Protection Clause of either the United Statues or Florida Constitutions and dismissed the plaintiffs’ allegations with prejudice. The Lanning Court noted that its decision was limited to the plaintiffs’ complaints regarding the Save Our Homes assessment cap. The plaintiffs appealed the case to the First District Court of Appeals. On July 8, 2009, the First District Court of Appeals affirmed the lower court decision. One or more similar lawsuits have been filed against other defendants in the State of Florida, including challenges to the portability provision which was not raised in Lanning. At the present time, it is impossible to predict the likelihood of the plaintiffs' success in any of these lawsuits or, if successful, the impact of these lawsuits on the financial condition of local governments in the State.

In addition to the legislative activity described above, the constitutionally mandated Florida Taxation and Budget Reform Commission (required to be convened every 20 years) (the “Commission”) completed its meetings on April 25, 2008. The Commission proposed several constitutional amendments which were placed on the November 4, 2008 General Election ballot. The following amendments were approved by the voters of the State to: (a) allow the Legislature, by general law, to exempt from assessed value of residential homes, improvements made to protect property from wind damage and installation of a new renewable energy source device; (b) assess specified working waterfront properties based on current use rather than highest and best use; and (c) provide property tax exemption for real property that is perpetually used for conservation; and, for land not perpetually encumbered, requires the State legislature to provide classification and assessment of land use for conservation purposes solely on the basis of character or use.

At this time, the extent to which these amendments may affect the ad valorem tax collections of the local governments in future years cannot be determined.

Florida, like much of the nation, has experienced a strong downturn in the housing market, which has impacted a number of segments of the Florida economy. As described earlier, the impact on Florida has been more pronounced due to the decrease in demand for second homes and a drop in speculative investment activity for prior years and a decrease in population growth. The downturn in the housing market has also depressed property values in Florida, which will impact the amount of ad valorem property taxes that are collected by local governments in the State.

State Revenue Limitations

The State Constitution limits the amount of State revenues collected for any fiscal year to the amount of State revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter are required to be refunded to taxpayers as provided by general law. The constitutional limitation on State revenues may be increased by a two-thirds vote of the Legislature.

State revenues are generally defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the revenue categories exempt from the constitutional limitation include: (1) revenues necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (2) revenues used to provide matching funds for the federal Medicaid program with certain exceptions; (3) proceeds from the State lottery returned as prizes; (4) receipts of the Florida Hurricane Catastrophe Fund; (5) balances carried forward from prior fiscal years; (6) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (7) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The Fund cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected.

Risk of Hurricanes

Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1999, 2004, and 2005 hurricane seasons. In 2004, four major hurricanes struck Florida, with significant damage occurring in the overwhelming majority of the State’s counties. In addition to the destruction to property caused by the storms, businesses suffered a significant amount of down time, with resulting layoffs of personnel. The 2005 hurricanes caused significant damage, destruction of property and disruption of business and commerce across the entire southern third of the State, including the major population centers of Fort Lauderdale, Miami and West Palm Beach. Moderate damage was also suffered in certain portions of the western Florida Panhandle. The hurricane season runs from June 1 through November 30. The Fund cannot predict the economic impact, if any, of future hurricanes and storms.

In 2002 the State combined the Florida Residential Property and Casualty Joint Underwriting Association and the Florida Windstorm Underwriting Association and created Citizens Property Insurance Corporation (“Citizens”). Citizens was created to provide property insurance to homeowners in high-risk areas and others who cannot find coverage in the open, private insurance market. Citizens provides (i) multi-peril personal residential policies, (ii) multi-peril commercial residential policies (i.e. condominium and apartment buildings) and (iii) wind only personal and commercial policies. Citizens, as of May 31, 2009, has over 1.04 million policies in force (see www.citizensfla.com). Recent changes to State law affecting eligibility requirements and insurance premiums that may be charged by Citizens has resulted in Citizens being able to compete with private insurers. To fund actuarial deficits Citizens is authorized to collect assessments and surcharges from its policy holders, regular assessments on other insurance companies which are passed through to their policyholders and emergency assessments which are collected by Citizens and other insurance companies from their policyholders which are designed to pay off long-term debt. The State issued $3.5 billion in debt in fiscal year 2008 to increase the liquidity for the Florida Hurricane Catastrophe Fund. The fund also had an increase in fund balance as of June 30, 2008 of approximately $900 million due to growth of reimbursement premiums and the statutory assessment level issued in 2007. The State of Florida was not hit by any hurricanes during the 2007 season. There were no hurricane losses incurred for the year ended June 30, 2008. Future hurricanes or other natural disasters may result in catastrophic losses to Citizens that may require additional State funds to subsidize the losses. Depending on the magnitude of Citizens’ losses, the State’s revenues may be inadequate to meet its obligations.

State Ratings

As of July 2009, the State had an implied general obligation bond rating of “Aa1” from Moody’s Investors Service, Inc. (“Moody’s”), “AAA” from Standard & Poor’s (“S&P”) and “AA+” from Fitch Ratings (“Fitch”). However, the outlook for the State’s credit rating was changed from stable to negative by all three rating agencies at various times due to the severity of the slow down of the State’s economy and sharp declines in revenues: Moody’s March 2008, Fitch December 2008 and S&P January 2009. Outstanding general obligation bonds as of June 30, 2008 totaled approximately $20,328.7 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and State universities, environmental protection and highway construction. The State has issued (net of certain refunded bonds) $250 million of general obligation bonds since July 1, 2008.

According to the State CAFR, annual debt service payments on net tax supported debt totaled $1.9 billion for fiscal year 2008, an increase of $130 million relative to the prior year. Annual debt service requirements are projected to increase by 26% from $1.9 billion to $2.4 billion over the next three years. The benchmark debt ratio of debt service to revenues available to pay debt service now exceeds a 6% target limit established by the State legislature. The increase of this ratio from 5.48% at June 30, 2007 to 6.38% at June 30, 2008 is due to lower than expected revenues and an increase in debt service requirements. The benchmark ratio is projected to exceed a 7% cap in fiscal year 2009 based on current revenue projections and existing borrowing plans. The benchmark ratio is expected to further worsen in fiscal year 2010, before improvement of the debt position is projected beginning in fiscal year 2011. The expected ratios are dependent upon realization of revenue growth projections.

Report of State’s Auditor General

In Report No. 2009-202 of the State’s Auditor General for the fiscal year ending September 30, 2007, it was reported that the audit reports submitted by 42 of 1,161 (4%) local governments not exempt from statutorily mandated audit report filing requirements contain a statement that the local governmental entity has met one or more statutory conditions indicating a possible state of financial emergency and subjecting the local government to review and possible oversight by the Governor or the Commissioner of Education as provided in Section 218.503, Florida Statutes, comparable to the prior fiscal year. A total of 38 of 1,161 (3%) were reported as experiencing deteriorating financial conditions, an increase as compared to the prior fiscal year. Meeting a statutorily defined condition indicating financial emergency is not necessarily indicative of a local governmental entity’s solvency or ability to pay its current financial obligations, but if the Governor or the Commissioner of Education, as appropriate, determines that the local government entity or the district school board needs State assistance to resolve the condition, that local government is considered to be in a state of financial emergency. The operations of all entities meeting one or more of the financial emergency conditions may be adversely affected.

Florida Retirement System and Other State Retirement Benefits

The Florida Retirement System (“FRS”) provides retirement, disability and death benefits for participating public employees. The FRS is a cost-sharing, multiple employer, pension plan. The FRS Defined Benefit Program is administered by the Division of Retirement in the Department of Management Services. The Public Employee Optional Retirement Program (also referred to as the FRS Investment Plan), the defined contribution plan alternative to the Defined Benefit Program, is administered by the State Board of Administration. In addition to these two primary, integrated programs there are non-integrated defined contribution plan alternatives available to targeted employee groups in the State University system, the State Community College System, and members of the Senior Management Service Class.

Membership in the FRS is compulsory for employees working in regularly established positions for a State agency, county governmental unit, district school board, State university, State community college or participating city or special district. Participation by cities, municipalities and special districts, although optional, is generally irrevocable once the election to participate is made.

According to an actuarial report for the plan dated July 1, 2006, the FRS had a funded ratio of 105.65% based on an actuarial value of assets of $125,584,704 and an actuarial accrued liability of $118,870,513. For additional information see the Florida Retirement System Pension Plan Annual Report, available by contacting the Division of Retirement, P.O. Box 9000, Tallahassee, Florida 32315-9000.

RETIREE HEALTH INSURANCE SUBSIDY PROGRAM SCHEDULE OF FUNDING PROGRESS (in thousands)
Actuarial Valuation Date	Actuarial Value of Assets (A)	Actuarial Accrued Liability (AAL) Entry Age (B)	Unfunded AAL (UAAL) (B-A)	Funded Ratio (A/B)	Annualized Covered Payroll (C)	UAAL as a Percentage of Covered Payroll ((B-A)/C)

July 1, 2006	$192,808	$4,667,058	$4,474,250	4.13%	$27,712,320	16.15%

OTHER POSTEMPLOYMENT BENEFITS SCHEDULE OF FUNDING PROGRESS* (in thousands)
Actuarial Valuation Date	Actuarial Value of Assets (A)	Actuarial Accrued Liability (AAL) Entry Age (B)	Unfunded AAL (UAAL) (B-A)	Funded Ratio (A/B)	Annualized Covered Payroll (C)	UAAL as a Percentage of Covered Payroll ((B-A)/C)

July 1, 2007	$0.00	$3,081,834	$3,081,834	0.00%	$6,542,945	47.10%

*	This information relates to the cost-sharing plan as a whole, which the State is one participating employer. The State's participation in both the actuarial accrued liability and the annual required contribution is approximately 78 percent.

State Board of Administration

Many local governments in the State invest their reserves and other excess funds in the Florida State Board of Administration Local Government Surplus Funds Trust Fund (the “Pool”) which is managed by the Florida State Board of Administration. On November 29, 2007, the State Board of Administration implemented a temporary freeze on the assets held in the Pool due to an unprecedented amount of withdrawals from the Pool coupled with the absence of market liquidity for certain securities within the Pool. The significant amount of withdrawals followed reports that the Pool held asset-backed commercial paper that was subject to sub-prime mortgage risk.

On December 4, 2007, based on recommendations from an outside financial advisor, the State Board of Administration restructured the Pool into two separate pools. Pool A consisted of all money market appropriate assets, which was approximately $12 billion or 86% of Pool assets. Pool B consisted of assets that either defaulted on a payment, paid more slowly than expected, and/or had any significant credit and liquidity risk, which was approximately $2 billion or 14% of Pool assets. At the time of the restructuring, all current pool participants had their existing balances proportionately allocated into Pool A and Pool B. Since the time the Pool was closed in November 2007, the State Board of Administration authorized withdrawals on a periodic basis from both funds as investments matured or interest was received. As of September 25, 2008, participants were allowed to draw up to 65% of their original balances. As of December 23, 2008, Pool A now known as the Local Government Surplus Funds Trust Fund Investment Pool (“LGIP”) had full liquidity. On March 3, 2008, S&P reaffirmed its “AAAM” principal stability fund rating for LGIP.

Currently, Pool B, now known as the Fund B Surplus Trust Fund (“Fund B”), participants are prohibited from withdrawing any amount from Fund B and no formal withdrawal policy has been developed. However, as the underlying investments mature, earnings and principal are transferred as liquid funds from Fund B to the LGIP in proportion to such participant’s original adjusted Fund B balance and are available for immediate withdrawal. As of May 8, 2009, the State Board of Administration reported that approximately $1.457 billion had been transferred from Fund B to the LGIP and reported on June 5, 2009 that an additional $7.5 million would be transferred. Due to the lack of an actively traded market for Fund B securities, market valuations of the remaining assets held in this Fund are not readily available.

APPENDIX G

ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

The following information is a brief summary of factors affecting investments in Massachusetts municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”) and certain of its municipalities and public authorities. Other factors will affect issuers. This summary is based solely on the Commonwealth’s publicly available information statement dated March 26, 2009 as supplemented by the Commonwealth’s information supplement dated May 13, 2009, relating to Massachusetts general obligation bonds, and speaks as of those dates. The Trust has not independently verified the information.

ECONOMIC INFORMATION

Personal Income. The level of annual pay in Massachusetts in 2007 was 24.3 percent higher than the national average: $55,244, compared to $44,458. Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2008, the Consumer Price Index for All Urban Consumers (“CPI-U”) for Boston increased by 3.5 percent over the average for 2007, while the index for the United States as a whole increased by 3.8 percent. The latest available data for January 2009 show that the CPI-U for the Boston metropolitan area declined at a rate of 0.5 percent from January 2008, while the index remained flat over the same period for the U.S.

Consumer Confidence. The Mass Insight Corporation, which publishes Massachusetts’ consumer confidence results, reported that as of January 2009 the Massachusetts index had dropped 13 points to 38, the lowest level since Mass Insight began tracking it in 1991.

Poverty. Through 2007, the Massachusetts poverty rate remained below the national average.

Employment. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Between April 2007 and February 2009, the unemployment rate in Massachusetts was at or below the comparable U.S. rate, seasonally adjusted. In April 2008, the Massachusetts rate was 4.1 percent, the lowest it had been since September 2001. By February 2009, the Massachusetts rate had increased to 7.8 percent, the highest it had been since January 1993.

Economic Base and Performance. The Donahue Institute’s MassBenchmarks Current Economic Index estimates that the Massachusetts economy declined at a 4.7 percent annualized rate in the last quarter of 2008. The four largest sectors of the Massachusetts economy (real estate and rental and leasing, professional and technical services, finance and insurance, and manufacturing) contributed 45.6 percent of the Massachusetts Gross Domestic Product (“GDP”) in 2007.

International Trade. Massachusetts ranked 13th in the United States, and first in New England, with $28.3 billion in international exports in 2008. This represents an 11.6 percent increase from the previous year’s exports from the Commonwealth, while national exports increased by 11.8 percent in the same year. In January 2009, Massachusetts’s 2009 year-to-date exports totaled $2 billion, a decrease of 11.8 percent compared with exports for the same period of 2008. National exports were down 21.1 percent and New England exports were down 11 percent during the same period. It is not possible to provide balance of trade comparisons for Massachusetts because import data are not compiled on a state-by-state basis.

Transportation and Warehousing. Based on total passenger volume in calendar year 2007 data, Logan Airport was the most active airport in New England and remained the 19th most active in the U.S., according to the Federal Aviation Authority (“FAA”). The Massachusetts Port Authority (“Massport”) reported that, as of February 2009, 2009 year-to-date total airport flight operations were down 10.4 percent and total airport passengers were down 11.8 percent from the same period in 2008. Logan was served by 11 all-cargo and small package/express carriers in 2007. According to the FAA, Logan Airport ranked 26th in the nation in total air cargo volume in calendar year 2007. In 2007, the airport handled 1.06 billion pounds of cargo, a 3.7 percent decrease from 2006. Massport reported that as of February 2009, 2009 year-to-date combined cargo volume was down 20.2 percent and total airport mail was up 11.0 percent from the same period in 2008. At Massport’s Port of Boston properties, 2008 total cargo throughput, automobile processing and cruise passenger trips increased. Total containerized cargo decreased by 15 percent to 1.5 million metric tons. Massport reported that between December 2007 and November 2008, total containerized cargo was down 5.0 percent compared to the same period the previous year.

Construction and Housing. In 2007, construction activity contributed 2.6 percent to the total Massachusetts GDP when measured in 2000 chained dollars. The construction sector contributed 4.3 percent to State GDP in 2001. Overall loss between 2001 and 2007 was 1.6 percent in real dollars.

Home Sales. Sales of existing single-family homes for Massachusetts decreased by 4.4 percent in 2007 from 2006 levels and by 15.2 percent in 2008 from 2007 levels. Nationally, sales of existing single-family homes decreased by 12.8 percent in 2007 from 2006 levels and by 13.1 percent in 2008 from 2007 levels.

Travel and Tourism. In 2007, the arts, entertainment, recreation and accommodations industries contributed 3.1 percent to Massachusetts total GDP in real 2000 dollars. The Massachusetts Office of Travel and Tourism reported an annual increase of 1.7 percent in museum and attraction attendance, for a total of 12.2 million visitors, in 2008. January 2009 museum and attraction attendance was up 1.1 percent compared to January 2008.

State Taxes. In 2008, per capita state taxes in Massachusetts were significantly higher, 30.1 percent, than the national average. In fiscal year 2008, citizens of the Commonwealth paid $3,360 on average, the ninth highest (tenth in 2007) in the nation and an increase of 4.9 percent from the previous year’s $3,204. In fiscal year 2008, over half (57.2 percent) of the state taxes in Massachusetts came from the state income tax. Per capita individual income taxes in Massachusetts were $1,923, up 8.8 percent from $1,767 in fiscal year 2008. Also increasing in fiscal year 2008 were corporate net income taxes at 2.7 percent. Sales receipts decreased very slightly at 0.1 percent. Other taxes (licenses, death and gift, and documentary and stock transfer) decreased by 3.7 percent in Massachusetts on a per capita basis.

State Government Spending in Massachusetts. Massachusetts ranked 8th in the nation in per capita expenditures ($6,779) in 2007. Massachusetts spent more state funds per capita on debt service, $518 in 2007, which was 6.4 percent more than the previous year.

Federal Government Spending in Massachusetts. In fiscal 2007, per capita distribution of federal funds in Massachusetts was $9,462 per person, excluding loans and insurance. While federal spending in Massachusetts has increased every year since 1990, its share of total U.S. spending has declined steadily since 1990. Half of fiscal year 2007 federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits and Section 8 Housing Vouchers. Massachusetts received $2,231 in per capita federal grants to state and local governments, $620 in per capita spending on salaries and wages, $4,759 per capita in direct federal payments to individuals and $1,853 in per capita procurement contract awards.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Overview of Operating Budget Process. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year. The Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto), which may be overridden by a two-thirds vote of both the House and Senate.

Capital Investment Process and Controls. Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote of each house of the Legislature.

Cash Management Practices of the State Treasurer. Under State finance law, the State Treasurer may invest Commonwealth funds in obligations of the United States Treasury, bonds or notes of various states and municipalities, corporate commercial paper meeting specified ratings criteria, bankers acceptances, certificates of deposit, repurchase agreements secured by United States Treasury obligations, money market funds meeting specified ratings criteria, securities eligible for purchase by a money market fund operated in accordance with Rule 2a-7 of the federal Securities and Exchange Commission or investment agreements meeting specified ratings criteria. Cash that is not needed for immediate funding needs is invested in the Massachusetts Municipal Depository Trust. The State Treasurer serves as trustee of the Trust and has sole authority pertaining to rules, regulations and operations of the Trust.

LONG-TERM LIABILITIES

General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Statutory Limit on Direct Debt. As of March 26, 2009, the statutory limit on “direct” bonds during fiscal 2008 was approximately $15.6 billion.

Commonwealth Debt. The Commonwealth is authorized to issue three types of debt directly — general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust, the Massachusetts Turnpike Authority and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth, or payment obligations of such entities on hedging transactions related to such debt, that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the Massachusetts Bay Transit Authority (“MBTA”); regional transit authorities; the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority; and the higher education building authorities. Under legislation approved by the Governor on August 11, 2008, the Commonwealth may provide credit support to the Turnpike Authority in connection with the issuance of certain refunding bonds, subject to annual appropriation and without a pledge of the Commonwealth’s credit. In addition, the Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

General Obligation Debt. As of January 2, 2009, the Commonwealth had approximately $16.1 billion in general obligation bonds outstanding, of which $12.5 billion, or approximately 78%, was fixed-rate debt and $3.6 billion, or 22%, was variable-rate debt. Of the variable-rate debt outstanding, the interest rates on $3.3 billion, or approximately 20% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate exchange or interest rate swap agreements. Under these agreements, various counterparties are obligated to pay the Commonwealth the amount of the variable rate payment on the bonds or a payment based on a market index of tax-exempt variable rate bonds, and the Commonwealth is obligated to pay the counterparties at a stipulated fixed rate. The scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The intended effect of the agreements is essentially to fix the Commonwealth’s interest rate obligations with respect to its variable-rate bonds at lower fixed rates than it would have otherwise achieved if the obligations had been issued initially as fixed rate bonds. As of January 2, 2009, all of the Commonwealth’s interest rate swaps were floating-to-fixed rate agreements. The remaining variable-rate debt of $301 million, or approximately 2% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a daily or weekly basis.

The Commonwealth’s outstanding general obligation variable-rate debt consists of several variable-rate structures. Most are variable-rate demand bonds (“VRDBs”). These are long-term bonds whose interest rates re-set daily or weekly at a rate tied to a taxable rate, such as the prime rate. In addition, the Commonwealth may be required to amortize the principal of any such bonds according to an accelerated schedule. Such liquidity facilities typically expire well before the final maturity date of the related bonds and are expected to be renewed. As of January 2, 2009, the Commonwealth had $2.2 billion in outstanding VRDBs. This accounts for approximately 14% of total general obligation debt and approximately 61% of total general obligation variable-rate debt. All of these bonds are uninsured.

The Commonwealth has also issued general obligation variable-rate debt in the form of auction-rate securities which have long-term nominal maturities of 20 years or more with interest rates re-set every seven days. A periodic “Dutch auction” process is designed to provide a mechanism of liquidity to bondholders, with bonds re-priced and traded in auctions managed by broker-dealers. Beginning in February 2008, several auctions of the Commonwealth’s auction-rate bonds began to fail, and as of March 26, 2009, four of the Commonwealth’s series of auction-rate bonds had experienced auction failure, upon which, the interest rate paid to bondholders is the failure rate as specified in the bond documents. For the four series of Commonwealth bonds whose auctions failed and remain outstanding, the failure rate was based on a multiple of a specified commercial paper index, with a maximum rate of

12%. Since February 2008, the Commonwealth’s interest costs based on the failure rate have remained within budgeted amounts and well below the 12% maximum rate. As of March 26, 2009, the Commonwealth indicated that it had no plans to refund or redeem these bonds.

The remaining outstanding variable-rate debt pays interest to bondholders based on certain indices. For example, as of January 2, 2009 the Commonwealth had $197 million of bonds that pay interest based on the consumer price index (“CPI”), as well as $845.8 million of bonds that pay interest based on the London interbank offered rate (“LIBOR”). These bonds make up approximately 1% and 5% of total outstanding general obligation indebtedness, respectively. In terms of total outstanding variable-rate debt, these bonds account for approximately 5% and 23%, respectively. All of the CPI and LIBOR bonds are hedged with interest rate swaps pursuant to which the Commonwealth receives from the swap counterparty the precise variable-rate interest due on the bonds. As of March 26, 2009, the Commonwealth was evaluating a refinancing transaction whereby the holders of the LIBOR bonds would be given the opportunity to tender their bonds for redemption. The bonds tendered for redemption would be extinguished. The tender offer would be financed by the issuance of new variable-rate demand bonds, and the existing interest rate swap agreements would be assigned to the new bonds, assigned to other variable-rate bonds or terminated. The Commonwealth has indicated that whether any such transaction takes place will depend on market conditions and the terms on which owners of the LIBOR bonds may be willing to tender their bonds for redemption.

As of January 2, 2009, the Commonwealth had outstanding approximately $150.5 million ($79 million principal and $71.5 million discount) of variable rate “U.Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with the interest, as of March 26, 2009, at the rate of 0.5%.

Notes. As of March 26, 2009, the Commonwealth had liquidity support for a $1 billion commercial paper program which it utilizes regularly for cash flow purposes. In addition to borrowing via its $1 billion commercial paper program, the Commonwealth issued $750 million revenue anticipation notes (“RANs”) on October 10, 2008 (which were to be repaid in equal installments on April 30, 2009 and May 29, 2009). As of March 26, 2009, all cash flow borrowings were slated to be retired by the 2009 fiscal year end (June 30, 2009).

Special Obligation Debt

Highway Fund. As of January 2, 2009, the Commonwealth had outstanding $483.4 million of special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax. These amounts are exclusive of crossover refunding bonds, which have been issued to refund a portion of the outstanding special obligation bonds described above in fiscal 2012. Of the total amount outstanding, approximately $96.5 million was issued as variable rate debt with interest rates tied to the consumer price index (“CPI”). These bonds have been hedged via a floating-to-fixed interest rate swap agreement. On August 4, 2008, the Governor approved legislation that authorizes the issuance of an additional $1.9 billion of special obligation bonds secured by a pledge of motor fuels excise tax receipts to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. The legislation provides for a pledge of up to 10¢ of the 21¢ motor fuels excise tax to secure the outstanding special obligation bonds described above and the bridge program bonds. As of March 26, 2009, no such bonds had been issued.

Convention Center Fund. $694.4 million of special obligation bonds are authorized to be issued for the building of certain convention centers. In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the proposed convention centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of January 2, 2009. Of this amount, approximately $86.5 million was issued as variable rate debt with interest rates tied to the CPI. These bonds have been hedged via a floating-to-fixed interest rate swap agreement.

Federal Grant Anticipation Notes. The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project (“CA/T Project”) in anticipation of future federal reimbursements. Such notes and the interest thereon are secured solely by the pledge of the federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from State appropriations. On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of refunding approximately $418 million of outstanding federal grant anticipation notes in December 2008 and December 2010. As of January 2, 2009, $1.2 billion of such notes, inclusive of the special obligation crossover refunding notes, remained outstanding. All of these bonds are fixed rate obligations.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future federal funds, which would not be secured by a contingent pledge of motor fuels excises. The Commonwealth has indicated that it intends to begin to amortize the principal of any such notes in fiscal 2016, after the federal grant anticipation notes for the CA/T Project have been paid in full. Similar to the notes issued for the CA/T Project, as of March 26, 2009, the Commonwealth expected to pay interest on the notes for the bridge program from State appropriations. As of that date, however, no such notes had been issued.

General Obligation Contract Assistance Liabilities

Massachusetts Turnpike Authority. The Commonwealth is obligated to pay contract assistance to the Massachusetts Turnpike Authority pursuant to legislation enacted in 1998 and a contract for financial assistance dated as of February 19, 1999 between the Turnpike Authority and the Commonwealth. Such annual payment may not be more than $25 million. Payments are required under the contract through fiscal year 2045.

Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units to finance eligible water pollution abatement and water treatment projects. To subsidize its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the annual contract assistance maximum for the Clean Water Act program is $71 million, and the contract assistance maximum for the Safe Drinking Water Act program is $17 million. The contract assistance agreements constitute general obligations of the Commonwealth for which its faith and credit are pledged, and the Trust’s right to receive payments thereunder may be pledged by the Trust as security for repayment of the Trust’s debt obligations. As of January 2, 2009, the Trust had approximately $3.1 billion of bonds outstanding. The Trust issued additional fixed-rate bonds in the aggregate principal amount of $409,530,000 on March 18, 2009. Approximately 16% of the aggregate debt service on such bonds is expected to be paid from Commonwealth contract assistance.

Massachusetts Development Finance Agency. On June 12, 2008, the Governor approved legislation permitting bonds to be issued by the Massachusetts Development Finance Agency (“MassDevelopment”) in the amount of up to $250 million that is to be secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Until a related new private development is completed and occupied, the developer’s property is to be assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality will be required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new state tax revenues generated from the related private development. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date plus all remaining principal payments due. As of March 26, 2009, no such bonds had been issued.

Legislation approved by the Governor on August 8, 2008 includes an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. The bonds to finance the parkway would be issued by MassDevelopment and would be secured and payable from a general obligation pledge of contract assistance from the Commonwealth. In the event that the new state tax revenues generated from the new private development are less than the debt service cost on the bonds, the South Shore Tri-Town Development Corporation, a public entity with municipal taxing and other powers over the geographic area of the former base, would be required to reimburse the Commonwealth for any such shortfall.

Budgetary Contract Assistance Liabilities

Plymouth County Certificates of Participation. In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility and in March 1999, caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The Commonwealth, is obligated to pay for the availability of 380 beds (out of 1,140) in the facility, regardless of whether 380 state prisoners are housed therein. The amounts payable by the Commonwealth will at least equal the debt service on the outstanding certificates of participation, but are subject to appropriation of such amounts by the Legislature in the annual budgetary line item for the Executive Office of Public Safety and Security. The obligation does not constitute a general obligation or a pledge of the credit of the Commonwealth. As of January 2, 2009, such certificates were outstanding in the aggregate principal amount of $99.57 million. The Commonwealth has indicated that it is considering refunding opportunities, including issuing refunding bonds as Commonwealth general obligation bonds.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. As of January 2, 2009, the Route 3 North Transportation Improvements Association had $34.655 million of lease revenue bonds outstanding, all of which were fixed-rate. The Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/Saltonstall Building Redevelopment Corporation (“MSBRC”). MSBRC is obligated to pay $2.45 million per year to the Commonwealth for the lease. Due to lower than anticipated cash flow and required priority funding of the project reserve, rent and interest payments to the Commonwealth have accrued for several years until the project reserve fund was replenished to $5 million. As of March 16, 2009, MSBRC had paid the Commonwealth $2,887,370 in ground rent and $414,574 in accrued interest in fiscal year 2009. As of March 26, 2009, the additional projected ground rent payments for the period March through June 2009 were $863,843, and the additional projected accrued interest payments were $22,000. The accrued rent balance as of March 17, 2009 was approximately $4.7 million, and the accrued interest was approximately $3.4 million. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full year costs include $7.065 million per year of base rent and parking space rent for the first five years, after which the parking space rent may be adjusted for fair market value every five years. In addition, the Commonwealth’s estimated pro-rata share of office operating expense reimbursements have been escalating at 3% per year, and the Commonwealth’s replacement reserve contribution has been calculated at $.21 per rental square foot per year. On July 24, 2008, MSBRC redeemed approximately $21.1 million of the outstanding bonds. As of February 28, 2009, MSBRC had approximately $171.96 million of such lease revenue bonds outstanding.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000 and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. As of January 2, 2009, the Massachusetts Bay Transportation Authority had approximately $967.6 million of such bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $166 million to $156 million through fiscal 2013 and declining thereafter. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to the Authority and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). As of March 26, 2009, the Steamship Authority was self-supporting, requiring no net cost of service or contract assistance payments. As of January 2, 2009, the Steamship Authority had approximately $55.85 million of bonds outstanding and $5 million in notes outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. As of January 2, 2009, the Massachusetts State College Building Authority had approximately $49.6 million of Commonwealth-guaranteed debt outstanding. Under its enabling act, the Massachusetts State College Building Authority is not permitted to issue any additional Commonwealth-guaranteed debt. As of March 26, 2009, the Commonwealth noted that the University of Massachusetts Building Authority may have outstanding up to $136.8 million in Commonwealth-guaranteed debt and had approximately $156.2 million of Commonwealth-guaranteed debt outstanding as of January 2, 2009.

Massachusetts Housing Finance Agency (“MassHousing”). MassHousing is authorized to issue bonds to finance multi-family housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fund in connection with the issuance of such bonds. No single-family housing bonds secured by capital reserve funds are outstanding, and no such bonds have been issued by MassHousing since 1985. As of December 31, 2008, MassHousing had outstanding approximately $346.5 million of multi-family housing bonds secured by capital reserve funds. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. As of March 26, 2009, no such appropriation had been necessary.

Massachusetts Turnpike Authority. In 2001, the Turnpike Authority entered into certain contracts with UBS AG (“UBS”), giving UBS the right to enter into five separate interest rate swap agreements (the

“UBS swaptions”) with the Turnpike Authority. The UBS swaptions have an aggregate notional amount of $800 million and pertain to an equal amount of outstanding Turnpike Authority bonds. All five of the UBS swaptions have been exercised by UBS, with two becoming effective on January 1, 2008 in the aggregate notional amount of $126,725,000 and a third becoming effective on July 1, 2008 in the notional amount of $207,665,000, and the final two becoming effective on January 1, 2009 in the notional amount of $465,610,000. These UBS swaptions and related interest rate swap agreements provide for the Turnpike Authority to make fixed-rate payments to UBS and to receive variable-rate payments from UBS. It was originally expected in 2001 that if any UBS swaptions were exercised, the Turnpike Authority would refund the related fixed-rate bonds with variable-rate bonds, and a commitment for bond insurance was purchased from Ambac Assurance Corporation (“Ambac”) in 2001 to insure the anticipated refunding bonds. As of March 26, 2009, as a result of the recent adverse market conditions in the municipal bond market and the recent downgrades of Ambac’s credit ratings, and the Turnpike Authority’s own underlying financial condition and credit ratings, the Turnpike Authority had been unable to refund the bonds related to the UBS swap agreements. As a result, it has continued to pay interest on its outstanding fixed-rate bonds and a synthetic fixed rate to UBS, while receiving only a variable rate on the related UBS swap agreements. The Authority faces a potential termination cost associated with the UBS swaps if Ambac’s credit rating were to fall below certain levels.

On October 2, 2008, Moody’s Investor’s Service, Inc. announced a downgrade of its ratings of the Turnpike Authority’s senior and subordinated Metropolitan Highway System Bonds to Baa2 from A3 and Baa3 from Baa1, respectively. As a result of this downgrade, the Turnpike Authority has been required to post collateral with respect to a basis swap it entered into in 1999 with JPMorgan Chase Bank in the notional amount of $100 million. Due to market volatility, the amount of posted collateral has been as high as approximately $19.1 million.

To address the incremental interest costs being incurred by the Turnpike Authority as a result of its inability to issue the $800 million of variable-rate refunding bonds associated with the UBS swaps, legislation was passed which authorized the Commonwealth to agree to pay debt service on such bonds in the event that the Turnpike Authority fails to do so, subject to appropriation by the Legislature and not secured by a pledge of the faith and credit of the Commonwealth. To address the increased risk of termination of swaps in the event of further downgrades of Ambac, the legislation and subsequent legislation also authorized the Commonwealth to guarantee the Turnpike Authority’s payment obligations to the counterparties under the swap agreements described above if the Secretary and the Turnpike Authority determined such a guaranty to be necessary to avoid a termination of the swaps. The authority was set to expire on June 30, 2009. As of May 12, 2009, the aggregate termination costs of the Turnpike Authority’s swaps were estimated (based on mid-market valuations) to be approximately $326 million for the UBS swap and $10.9 million for the JPMorgan Chase Bank basis swap.

On September 15, 2008, Lehman Brothers Holdings Inc. (“LBHI”) filed for bankruptcy. At that time, the Turnpike Authority had outstanding five swaptions and a basis swap with Lehman Brothers Special Financing Inc., a wholly owned subsidiary of LBHI. By virtue of the bankruptcy filing, these agreements became subject to termination at the option of the Turnpike Authority, and on December 22, 2008, the Turnpike Authority terminated all of the agreements at a net aggregate cost to the Turnpike Authority of approximately $3.2 million. The Turnpike Authority has received notice from the Lehman Brothers Special Financing Inc. disputing the Turnpike Authority’s calculation of the termination amounts relating to the swaptions but without stating an alternative amount.

Regional Transit Authorities. The Commonwealth is required to pay any principal or interest on revenue anticipation notes issued by regional transportation authorities if the authority does not have sufficient funds to make the payment and grants the holder of any such note the right to require such payment by the Commonwealth, which right is enforceable as a claim against the Commonwealth. As of January 2, 2009, revenue anticipation notes issued by regional transit authorities were outstanding in the aggregate principal amount of approximately $138.8 million.

Authorized But Unissued Debt. As of March 26, 2009, there was approximately $38 million of authorized but unissued debt under Chapter 33 of the Acts of 1991 that can only be issued as special obligation bonds secured by receipts in the Commonwealth’s Highway Fund. In addition, several of the statutes authorizing general obligation bonds for transportation purposes also authorize such bonds to be issued as special obligation highway bonds, at the discretion of the Governor and the State Treasurer.

COMMONWEALTH EXPENDITURES

Local Aid. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“local aid”) to mitigate the impact of local property tax limits on local programs and services. In fiscal 2009, the Commonwealth expected to provide a total of $3.949 billion of state aid through the Chapter 70 program.

Medicaid. Based on enactment of legislation filed by the Governor in January 2009 to close fiscal 2009 budget shortfalls, the fiscal 2009 budget includes $8.579 billion for Medicaid programs and administrative expenses. This amount is a 3.9% increase in spending over fiscal year 2008 levels. Updated estimates as of March 2009 projected fiscal 2009 spending for the Medicaid program to be $8.626 billion.

Health Care Reform. In April 2006, the Commonwealth enacted health care reform legislation designed to expand health insurance coverage to virtually all of its residents. The law reformed State health insurance markets and created the Commonwealth Health Insurance Connector Authority (the “Connector Authority”), which is charged with administering the new Commonwealth Care program, a subsidized health insurance program for adults whose income is 300% of the federal poverty level and who do not have access to employer-sponsored insurance. As of March 26, 2009, Commonwealth Care was projected to cost approximately $788 million in fiscal year 2009. Program financing remains a challenge, because of a significant decline in State tax revenues. The program is expected to be fully funded in fiscal year 2009 and fiscal year 2010. The Connector Authority is also responsible for offering unsubsidized, affordable health insurance plans to individuals whose income exceeds 300% of the federal poverty level but who do not currently have access to health coverage. Commonwealth Choice also allows small businesses to offer their employees a choice of health insurance plans. As of March 1, 2009, more than 21,000 individuals had enrolled in health plans through the Commonwealth Choice program.

Health Safety Net/Health Safety Net Trust Fund. The Health Safety Net reimburses acute care hospitals and community health centers in Massachusetts for eligible services provided to low-income uninsured and underinsured residents of the Commonwealth. The fiscal 2009 budget authorizes $453 million in payments made during the Health Safety Net’s fiscal 2009. The General Fund contributed $63 million to the Trust Fund, and $320 million was expected to be generated from hospital and insurer assessments to pay for Health Safety Net costs. In addition, $70 million in reimbursement for care provided to low-income uninsured and underinsured individuals provided at acute hospitals was expected to be funded by supplemental payments made from other sources. Based on updated projections, Health Safety Net expenditures are likely to be $28 million to $47 million lower than the $453 million provided for in fiscal 2009, but the Executive Office for Administration and Finance has proposed retaining the full fiscal 2009 funding in the Trust Fund as a cushion to support actual Health Safety Net spending needs. The Commonwealth also expected to use $64 million in previously appropriated funds contained within the Health Safety Net Trust Fund for other one-time costs associated with the provision of un-reimbursed care to uninsured and underinsured individuals.

Office of Health Services. As of March 26, 2009, the Office of Health Services was projected to spend $1.224 billion in fiscal 2009. Department of Mental Health spending was projected to be $648.1 million in fiscal 2009. The Department of Public Health’s spending was projected to be $559.4 million in fiscal 2009. Division of Health Care Finance and Policy spending was projected to be $17.2 million in fiscal 2009.

Other Departments. The Office of Children, Youth and Family Services spending was projected to be $1.883 billion in fiscal 2009. The Office of Disabilities and Community Services was projected to spend approximately $1.393 billion in fiscal 2009. The Department of Elder Affairs was projected to spend $278.8 million in fiscal 2009. The Department of Veterans’ Services was projected to spend $52.0 million in fiscal 2009.

Group Insurance. The original fiscal 2009 budget appropriated $833 million to fund health coverage for active employees and their dependents, as well as administrative costs. The fiscal 2009 budget also authorized transfers of up to $372 million to the State Retiree Benefits Trust Fund for the purpose of making expenditures for current retirees and their dependents. Budgeted funding at the Group Insurance Commission (“GIC”) in fiscal 2009, including health coverage for active and retired employees and other costs totaled $1.26 billion, a 7.6% increase over fiscal 2008 budgeted amounts. An analysis of GIC fiscal 2009 spending indicated total spending of $1.3 billion, $45.7 million higher than expected. The shortfall is the result of unrealized savings of $31.7 million and an estimated utilization increase of $14 million. A greater than expected number of high cost cases not only offset the $3.2 million in planned savings but also resulted in an approximately $14 million deficiency.

Pension and Other Post-Retirement Benefit Obligations (“OPEB”). The Commonwealth’s estimated total actuarial accrued liability as of January 1, 2009 to cover pensions was approximately $23.72 billion. The actuarial accrued liability of the Commonwealth for OPEB obligations earned through January 1, 2008 was estimated at $15.637 billion. If partial pre-funding was assumed, the actuarial accrued liability was reduced to $11.549 billion. Under partial pre-funding, the annual required contribution was calculated in December 2008 to commence at $981.4 million for fiscal 2009 and projected to increase to 1.65 billion for fiscal 2018. The Governor’s fiscal 2010 budget recommendations would require adoption of a funding schedule for the Commonwealth’s unfunded OPEB liability. Under the Governor’s proposal, funding would be phased in, starting as early as fiscal 2011, using tobacco settlement proceeds and a portion of budget surpluses.

Education. Department of Elementary and Secondary Education fiscal 2009 spending was projected to be $586.4 million. This total does not include the $3.949 billion appropriated for Chapter 70 aid in fiscal 2009. Department of Higher Education fiscal 2009 spending was projected to be $1.027 billion. The Department of Early Education and Care was projected to spend $569.2 million in fiscal 2009.

Public Safety. As of March 26, 2009, the Executive Office of Public Safety and Security was projected to spend $1.546 billion in fiscal 2009. Twelve state agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which was expected to spend $543.8 million in fiscal 2009. The State Police were projected to spend $290 million in fiscal 2009. In addition to expenditures for the twelve state public safety agencies, the Commonwealth provides funding for the operation of 16 regional jails and correctional facilities that are managed by independently elected sheriffs, for which the Commonwealth was expected to spend $509.6 million in fiscal 2009. Expenditures for all other public safety agencies were projected at $202.7 million for fiscal 2009.

Energy and Environmental Affairs. In fiscal 2008, the Executive Office of Environmental Affairs was reorganized into the Executive Office of Energy and Environmental Affairs. This reorganization included the transfer of the Department of Energy Resources and Department of Public Utilities from the Executive Office of Economic Development to the new secretariat. The Executive Office of Energy and Environmental Affairs was projected to spend $21.6 million in fiscal 2009.

Other Program Expenditures. The remaining expenditures on other programs and services for state government (excluding debt service) were projected to be $2.312 billion in fiscal 2009.

COMMONWEALTH CAPITAL INVESTMENT PLAN

The Commonwealth’s multi-year capital investment plan coordinates expenditures by State agencies and authorities that are funded by Commonwealth debt, certain operating revenues, third-party payments and federal grants. An annual limit (“bond cap”) is set on the amount of bond-funded capital expenditures. Commonwealth debt for the CA/T Project, the convention center projects and the Massachusetts School Building Authority’s school building assistance program was issued in excess of the bond cap during the last several fiscal years. The Transportation Finance Commission identified funding needs of $25.670 billion and expected available state and federal funding of $16.820 billion, leaving a funding gap of $8.849 billion for expenditures related to the CA/T Project. The Commission estimated the funding gap for the CA/T Project plus other transportation assets to be between $15 billion and $19 billion over the next 20 years.

On February 5, 2009, legislation was filed to establish a new Massachusetts Surface Transportation Authority. A new Surface Transportation Trust Fund would be established to receive all transportation-related revenues, and expenditures from that fund would be made by the new Authority. The new Authority would be authorized to issue bonds payable from revenues allocated to the Trust Fund and other resources available to it, subject to a ceiling of $10 billion of bonds outstanding at any time. Except as described below, the Authority’s debt would not be a debt of the Commonwealth or secured by a pledge of the Commonwealth’s full faith and credit. Among the revenues that would be deposited in the Surface Transportation Trust Fund would be the gasoline tax receipts that are pledged to the payment of outstanding Commonwealth special obligation bonds, and the new Authority would become responsible for paying the debt service on those bonds.

The Senate bill would direct the State Treasurer, on behalf of the Commonwealth, to loan the new Surface Transportation Authority an amount not to exceed $100 million in order to provide funds to the Authority during the period between the effective date of the legislation and December 31, 2009. The loan would have to be repaid, with interest, by June 30, 2010. The Authority would be authorized, prior to June 30, 2014, to issue up to $1 billion of Commonwealth-guaranteed notes to repay the Commonwealth loan, to pay costs of projects and to pay operating costs of the Authority. Such notes would be issued either in anticipation of revenues or of bonds, and all such notes would have to mature by June 30, 2014. The terms of the Commonwealth guaranty would be determined by the Secretary of Administration and Finance, with the approval of the Governor. The State Treasurer would be authorized to issue general obligation notes of the Commonwealth (maturing in not more than 18 months from their date) in order to fund the initial loan to the Authority, and would also be authorized to issue up to $1 billion of Commonwealth general obligation bonds if needed to pay the principal of Commonwealth-guaranteed Authority notes and up to $150 million of general obligation bonds if needed to pay interest on such notes. Such Commonwealth bonds would be authorized for maximum terms of 20 years. The Authority would be required to reimburse the Commonwealth according to a schedule to be determined at the time the bonds were issued.

In April 2007, the Governor announced his plan to proceed with a $1.435 billion project to extend commuter rail service from Boston to the southeastern region of Massachusetts. The initial planning phase of the project is expected to last through fiscal year 2010 and cost approximately $23.4 million, which is expected to be funded with proceeds of general obligation bonds of the Commonwealth.

On June 16, 2008, the Governor approved legislation in support of the life sciences industry which authorizes the borrowing of $500 million over a 10-year period to fund capital investments and infrastructure improvements around the State to support research and development of new projects, and the spending of $250 million of operating funds over the next 10 years to support research and fellowships and $250 million in tax credits over the next ten years for companies that bring jobs to Massachusetts in the life sciences industry.

On August 7, 2008, the Governor approved a $2.2 billion higher education bond authorization. The authorized amounts are expected to be expended over a ten-year period.

On August 4, 2008, the Governor approved legislation for a new Broadband Incentive Fund, to be capitalized by general obligation bonds in the amount of $40 million.

On May 29, 2008, the Governor approved a $1.275 billion affordable housing bond bill. The legislation includes $200 million for the Affordable Housing Trust Fund and $125 million for the Housing Stabilization Fund.

Legislation enacted on April 17, 2008 authorized $1.6 billion for transportation improvements and leveraged $1.9 billion in federal reimbursements. Also included in this legislation were $150 million for Chapter 90 grants to cities and towns for local roads and bridges in fiscal 2009 and $700 million for certain mass transit improvements. On August 8, 2008, a second transportation bond bill was enacted, authorizing $1.445 billion for road and bridge projects and other transportation-related capital investments.

On August 14, 2008 the Governor approved a $1.657 billion land, parks and clean energy bond bill. On August 11, 2008, the Governor approved a $3.3 billion general government bond bill. Bond authorization legislation enacted in 2008 includes provisions that will de-authorize nearly $800 million of old, unused bond authorizations.

On August 4, 2008, the Governor approved legislation authorizing $2.984 billion in Commonwealth bonds to finance an accelerated structurally deficient bridge program, expected to be financed with approximately $1.9 billion of special obligation bonds secured by a portion of the gas tax and $1.1 billion of grant anticipation notes secured by future federal funds.

Central Artery/Ted Williams Tunnel Project

One of the largest components of the Commonwealth’s capital program has been the Central Artery/Ted Williams Tunnel (“CA/T”) Project, administered by the Massachusetts Turnpike Authority (“Turnpike Authority”). The CA/T Project was substantially completed in January 2006. The major components of the work remaining for final completion of the CA/T Project include reconstruction of the downtown surface street system, completion of the traffic management system and construction of certain parks.

Based on the updated cost estimate of $14.808 billion and certain other cash flow adjustments reflected in the May 2007 updated finance plan, $210 million of additional funding was needed for the project. Pursuant to a September 2008 agreement between the Commonwealth and the Turnpike Authority, the Commonwealth agreed to cover the $210 million funding shortfall from the following two sources: (a) at least $177 million projected to be available in the Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund (“TIF”); and (b) up to $33 million of Commonwealth bond proceeds. This commitment is subject to the following conditions: (i) the Turnpike Authority must cover any future shortfalls in Turnpike Authority funding to complete the project and any costs in excess of $14.808 billion; (ii) all cost recoveries and insurance proceeds that are received by the Turnpike Authority or the Commonwealth shall be deposited into the TIF to pay project costs in lieu of the additional amounts committed by the Commonwealth or to reimburse the Commonwealth for project costs already paid, except to the extent such cost recoveries are required to be credited to the Central Artery/Tunnel Project Repairs and Maintenance Trust Fund; (iii) to the extent that, by June 30, 2010, the amounts described in clause (ii) above received by or paid to the Commonwealth have aggregated less than the portion of the $210 million funding shortfall paid from Commonwealth bonds, the Turnpike Authority will pay the difference to the Commonwealth by not later than January 1, 2011; and (iv) to the extent legally and practically feasible, the Turnpike Authority must comply with new reporting requirements to improve the transparency of project financing matters to the Commonwealth. The revised project cost estimates were based on assumptions concerning the resolution of claims, liquidated damages and back charges to the Turnpike Authority. The actual resolution of such amounts could vary from those assumptions. The order of magnitude of the additional exposure related to such claims, liquidated damages and back charges was estimated to be $160 million as of May 2007.

On July 10, 2006, concrete ceiling panels in a CA/T Project tunnel came loose and fell on a traveling automobile and the roadway, causing the death of the passenger in the automobile, and extensive property damage to the tunnel (the “Accident”). Repairs and other work related to the Accident have been estimated to cost $48 million. As of March 26, 2009, these costs were being borne by the Commonwealth but are anticipated to be eligible for reimbursement from settlement amounts deposited in the CA/T trust fund. Following the Accident and pursuant to a new state law enacted in response to the Accident, the Commonwealth instituted an audit of all tunnels in the Metropolitan Highway System, for which the Legislature appropriated $20 million.

COMMONWEALTH REVENUES

In fiscal 2008, on a statutory basis, approximately 63.1% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 21% of such revenues, with the remaining 15.9% provided from departmental revenues and transfers from non-budgeted funds.

State Taxes. The major components of state taxes are the income tax, which was projected to account for approximately 58.8% of total tax revenues in fiscal 2009, the sales and use tax, which was projected to account for approximately 20.2%, and the corporations and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations), which were projected to account for approximately 12.1%. Other tax and excise sources were projected to account for the remaining 8.9% of tax revenues.

Effects of Tax Law Changes. The Department of Revenue estimated that tax law changes would increase tax collections by approximately $200-250 million in fiscal 2009 compared to fiscal 2008.

Sales and Use Tax. The federal Internet Tax Nondiscrimination Act, passed by the U.S. Congress in late 2004, had the effect of exempting from Massachusetts sales tax telecommunications services purchased, used or sold by a provider of internet access for use in providing internet access to its customers. The Department of Revenue estimates that the impact of this legislation was to reduce revenues by approximately $13 million in fiscal 2006 and $20-25 million annually thereafter.

Other Taxes. On July 1, 2009, the Governor approved legislation raising the tax on cigarettes from $1.51 per pack to $2.51 per pack. In January 2009, the Department of Revenue estimated that this change would result in additional revenue of approximately $160 million in fiscal 2009 and $130 million thereafter. However, the federal Children’s Health Insurance Program Reauthorization Act of 2009, approved by the President on February 4, 2009, increased the federal cigarette tax by $0.62 per pack, from $0.39 to $1.01 per pack, effective April 1, 2009, and the Department of Revenue expects that the increased federal cigarette tax will reduce cigarette sales in the Commonwealth and thus the amount of state cigarette tax revenue collected.

Tax Credits and Other Incentives. The Department of Revenue estimated that legislation in support of the life sciences industry would result in a revenue reduction of approximately $10 million in fiscal 2009.

Tax Revenue Forecasting. The fiscal 2010 consensus revenue estimate calls for tax receipts of $19.530 billion, including $767 million dedicated to the MBTA, $641 million dedicated to the Massachusetts School Building Authority (“MSBA”) and $1.376 billion dedicated to pension funding. The fiscal 2010 estimate represents actual revenue growth of 0.4%, but a decline of 0.1% baseline, compared to the revised fiscal 2009 estimate of $19.450 billion.

Fiscal 2009 Tax Revenues. As reported on May 4, 2009, preliminary tax revenue collections for the first ten months of fiscal 2009, ended April 30, 2009, totaled $15.187 billion, a decrease of $1.936 billion, or 11.3%, compared to the same period in fiscal 2008. The following table shows the tax collections for the first ten months of fiscal 2009 and the change from tax collections in the same period in the prior year, both in dollars and as a percentage. The table also notes the amount of tax collections in fiscal 2009 that are dedicated to the MBTA and to the MSBA.

Fiscal Year 2009 Tax Collections (in millions)1

Month	Tax Collections	Change From Prior Year	Percentage Change	MBTA Portion[3]	MSBA Portion	Collections, Net of MBTA and MSBA

July	$ 1,381.6	$ 85.6	6.6%	$ 60.7	$ 54.6	$ 1,266.3

August	1,309.1	51.0	4.1	56.9	51.2	1,201.0

September	2,099.4	(108.6)	(4.9)	74.2	49.3	1,976.0

October	1,150.2	(57.3)	(4.7)	57.6	51.8	1,040.7

November	1,256.2	(59.6)	(4.5)	52.0	46.8	1,157.4

December	1,862.4	17.9	1.0	82.1	46.1	1,734.2

January	1,790.7	(409.8)	(18.6)	62.5	56.2	1,672.0

February	953.7	(189.6)	(16.6)	46.8	42.1	864.8

March	1,603.3	(312.2)	(16.3)	82.5	41.5	1,479.3

April[2]	1,780.7	(953.2)	(34.9)	51.9	46.7	1,682.2

Total[2]	$15,187.4	$1,935.9	(11.3)%	$627.1	$486.3	$14,073.9

[1]	Sum of details may not equal total because of rounding.
[2]	Figures are preliminary.
[3]

Includes adjustment of $19.4 million on the account of the first quarter, an adjustment of $31 million on account of the second quarter and an adjustment of $36.4 million on account of the third quarter, related to the inflation-adjusted floor applicable to tax receipts dedicated to the MBTA.

The Commonwealth has indicated that the year-to-date tax revenue decrease of $1.936 billion through April 30, 2009 is attributable in large part to a decrease of approximately $464 million, or 23.8%, in personal income tax estimated payments, a decrease of approximately $93 million, or 1.2%, in withholding collections, a decrease of approximately $657 million, or 34.6%, in income tax payments made with returns and extensions, an increase of approximately $183 million, or 15.6%, in income tax refunds, a decrease of approximately $184 million, or 5.4%, in sales tax collections and a decrease of approximately $335 million, or 16.8%, in corporate and business tax collections, which are partially offset by changes in other revenues (net of refunds). The year-to-date fiscal year 2009 collections through April 2009 were $456 million below the benchmark estimate for the corresponding period, based on the Secretary of Administration and Finance’s revised fiscal 2009 revenue estimate of $19.333 billion announced on April 15, 2009.

Federal and Other Non-Tax Revenues. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for transitional assistance to needy families (“TANF”) is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. Federal reimbursements for fiscal 2008 were $6.429 billion. As of March 26, 2009, federal reimbursements for fiscal 2009 were projected to be $8.074 billion. Departmental and other non-tax revenues are derived from licenses, tuition, fees and reimbursements and assessments for services. For fiscal 2008, departmental and other non-tax revenues were $2.355 billion. For fiscal 2009, departmental and other non-tax revenues were projected to be $2.439 billion.

Lottery Revenues. The fiscal 2009 budget assumes total net transfers from the Lottery of $1.005 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, with the balance, if any, to be transferred to the General Fund. The assumed $1.005 billion figure was initially estimated to be approximately $17.4 million higher than the State Lottery Commission’s initial estimate of its operating revenues for fiscal 2009 of $988 million. Due to the negative economic climate, as of May 13, 2009, the Lottery Commission had revised its estimate for operating revenues in fiscal 2009 to $949.1 million (this includes a $1 million spending reduction in operating expenses). After the $1 million spending reduction in operating expenses and an additional $2 million spending reduction in administrative expenses, the result was an expected shortfall of

$54.3 million against the assumed $1.005 billion. As of May 13, 2009, overall Lottery revenues for fiscal 2009 were trending closer to revenues reported in fiscal 2007 of $4.460 billion than the record revenues reported in fiscal 2008 of $4.709 billion.

For fiscal 2010, the State Lottery Commission was projecting net operating revenues of $950.9 million to fund various commitments expected to be appropriated by the Legislature from the State Lottery Fund and Arts Lottery Fund. As of May 13, 2009, the fiscal 2010 budget had not yet been finalized, but assuming the commitments from the State Lottery Fund and Arts Lottery Fund remain the same in fiscal 2010 as in fiscal 2009, it was projected that the State Lottery Fund, a non-budgeted fund, would end fiscal 2010 in a deficit position of approximately $54.4 million.

Tobacco Settlement. The Commonwealth’s allocable share of the base amounts under the master settlement agreement through 2025 is more than $8.3 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the states due in April 2006, April 2007 and April 2008. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017. Beginning in fiscal 2003, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year’s budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of fiscal 2007. The fiscal 2009 budget transferred all payments received by the Commonwealth in fiscal 2009 pursuant to the master settlement agreement from the Health Care Security Trust to the General Fund.

Limitations on Tax Revenues. Chapter 62F of the General Laws, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Tax revenues in fiscal 2004 through 2008 were lower than the “allowable state tax revenue” limit set by Chapter 62F and, as of March 26, 2009, were expected to be lower than the allowable limit in fiscal 2009. Chapter 62F was amended by the fiscal 2003 and fiscal 2004 General Appropriations Acts (“GAAs”) to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. As of December 31, 2008, actual state tax revenue had not exceeded the permissible state tax revenue limit set by Chapter 62F.

FISCAL 2009 AND FISCAL 2010

Fiscal 2009. The original fiscal 2009 budget assumed the use of $401 million transferred from the Stabilization Fund, the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of fiscal 2009 tax revenues (approximately $107 million), $285 million in new tax revenues as a result of corporate tax reform legislation and $157 million in additional revenues generated through enhanced collection and enforcement measures and relied upon approximately $174 million in additional revenue from the $1-per-pack cigarette tax increase. In October 2008, and January 2009, budget shortfalls were projected based on deficiencies of revenue and increased spending obligations and the Commonwealth took various steps to close the projected shortfalls, including spending reductions such as reduced local aid distributions, transfers from the Stabilization Fund and additional revenues. Further reviews were undertaken in March, April and May of 2009.

On May 4, 2009, after analysis of April 2009 tax revenue collections that fell by $953 million, or 34.9%, from collections in April 2008, and which were $456 million below the monthly benchmark based on the fiscal 2009 revised revenue forecast of $19.333 billion, the Secretary of Administration and Finance announced that the fiscal 2009 revenue estimate was being further revised to $18.436 billion, a reduction of $897 million from the April 15, 2009 tax revenue forecast of $19.333 billion and advised of a probable deficiency of revenue of approximately $953 million with respect to the appropriations approved to date for fiscal 2009 and certain non-discretionary spending obligations that had not been budgeted. The $953 million projected shortfall to cover expenses resulted from the $897 million reduction in projected state tax revenues from the revised tax revenue forecast and $56 million in projected costs not accounted for in the fiscal 2009 budget.

On May 7, 2009, the Governor filed supplemental budget legislation containing a number of solutions to close the projected $953 million shortfall. The legislation includes five major components to close the projected shortfall: (i) accessing approximately $322 million in State Fiscal Stabilization Funds included in the American Recovery and Reinvestment Act, (ii) a $461 million transfer from the Stabilization Fund, (iii) eliminating a planned $100 million deposit to the Stabilization Fund that was authorized in fiscal 2008 but had yet to be executed, (iv) a $50 million transfer from the State Convention Center Fund established for the benefit of the Massachusetts Convention Center Authority and (v) reducing the General Fund contribution to the Health Safety Net Trust Fund by $15 million in order to meet projected deficiencies in the MassHealth program. (Even with this $15 million reduction, the Health Safety Net was projected to have a surplus in its fiscal 2009). The bill would also decouple the Commonwealth’s tax laws from certain provisions of the American Recovery and Reinvestment Act that would otherwise reduce fiscal 2010 state tax revenue by more than $100 million, while avoiding state taxation of certain additional federal unemployment benefits. The legislation also includes supplemental appropriations totaling $173.6 million, including $75.8 million for state employee health benefits, $32 million for the County Sheriffs Reserves and $28.4 million for the MassHealth program to meet increasing service utilization costs (raising total projected fiscal 2009 MassHealth spending to $8.627 billion).

Fiscal 2010 Budget Proposals. On January 28, 2009, the Governor filed with the Legislature his budget recommendations for fiscal 2010, based on the consensus tax revenue estimate for fiscal 2010 of $19.530 billion, plus $325 million in anticipated additional sales taxes resulting from a proposed elimination of certain exemptions, as well as increases to the State’s meals tax and hotel/motel room occupancy tax. The Governor’s recommendations called for total spending in fiscal 2010 to exceed total anticipated spending in fiscal 2009 by just 0.5%.

Overall, the Governor proposed to use $1.4 billion in Stabilization Funds over fiscal years 2009 and 2010. As of March 26, 2009, $601 million had already been authorized for fiscal 2009 and an additional $325 million was recommended to help close the remaining shortfall. The fiscal 2010 budget would rely on an additional $489 million, not including the suspension of the statutorily required deposit. At the end of fiscal 2010, the balance of the Stabilization Fund was expected to be approximately $850 million to $888 million, depending on investment earnings. The Governor’s fiscal 2010 budget recommendations would also rely on $711 million in additional federal revenues through increases in the federal medical assistance percentage (“FMAP”) made available under the American Recovery and Reinvestment Act of 2009. Updated estimates suggest that over $1.1 billion in additional federal Medicaid matching funds would be available to the Commonwealth in fiscal 2010.

The American Recovery and Reinvestment Act of 2009 was signed by the President on February 17, 2009 and includes aid to states through increases in the FMAP, which is the federal matching percentage for the Medicaid program. In total, the federal legislation provides approximately $87 billion in FMAP funding to states, territories and the District of Columbia, based on expenditures made between October 1, 2008 and December 31, 2010. The Governor’s budget proposal assumes $1.244 billion of stimulus FMAP funds over fiscal 2009 and fiscal 2010. The fiscal 2009 budget would rely on $533 million, and the fiscal 2010 budget would rely on $711 million. The Commonwealth’s total amount of stimulus FMAP over the 27-month period will ultimately depend on actual Medicaid spending, as well as the Commonwealth’s unemployment rate, which is taken into account by the FMAP formula specified in the federal stimulus legislation. The projected FMAP balance of $355 million, when combined with the projected $850 million to $888 million Stabilization Fund balance at the end of fiscal 2010, would leave equivalent levels of reserves in fiscal 2011 to those that were used in fiscal 2010.

Consistent with the Governor’s proposal for the second half of fiscal 2009, the Governor’s fiscal 2010 budget recommendations would base state employee health care contributions on salary levels and affordability rather than date of hire, a change that is expected to result in $60.4 million of budget savings in fiscal 2010. Medicaid cost controls and savings in fiscal 2010 are expected to amount to $357 million ($178 million in state dollars net of federal reimbursement). Taking into account off-budget reductions, the total Medicaid savings are expected to be $374 million ($187 million in net state dollars) from the level of spending that will be required to maintain the same level and provision of medical services funded following the Section 9C spending cuts announced on October 15, 2008. Local aid reductions would total $220 million from fiscal 2009 funding levels, and reductions to Executive and Non-Executive branch agencies would total $871 million from the level of spending that would be required to maintain the same level and provision of services by these agencies following the October 15, 2008 spending cuts under Section 9C. The Governor’s fiscal 2010 budget recommendations would maintain Chapter 70 funding at fiscal 2009 levels. As the Governor’s budget recommendations were being developed, funding Chapter 70 at the formula level would have cost an additional $300 million for fiscal 2010. On March 19, 2009, the Governor announced that he would commit $168 million in federal education recovery funds to ensure that every district in the Commonwealth reached so-called foundation spending levels for fiscal 2010. In a March 24, 2009 announcement Governor Patrick committed $162 million in federal education recovery funds to restore reductions to the Commonwealth’s higher education system that were included in his fiscal 2010 budget recommendations.

The Governor’s fiscal 2010 budget recommendations anticipate revisions of Registry of Motor Vehicles fees (expected to generate an additional $74.5 million in fiscal 2010), an increase in nursing home assessments (expected to generate an additional $75 million in fiscal 2010), additional federal funding provided by the TANF Contingency Fund in the amount of $73 million and an additional $20 million in unclaimed bottle deposits resulting from an expansion of the “bottle bill” to require deposits on more types of bottles. The Governor is proposing to convert the existing seven county sheriffs to state sheriffs to provide for more stable and predictable budgeting and to achieve cost savings by allowing the state Group Insurance Commission to provide their employees’ health care.

To alleviate financial stress on cities and towns, the Governor is proposing to authorize an increase from 4.0% to 5.0% (increase of 4.5% to 5.5% for the City of Boston) in the allowable local option hotel/motel rooms occupancy tax (expected to generate a maximum of $24 million in fiscal 2010, should all cities and towns elect to impose the increase), as well as a new local option 1% meals tax (expected to generate a maximum of $125 million in fiscal 2010, should all cities and towns elect to impose the increase). The Governor is also proposing an additional 1% state meals tax (in addition to the existing 5% tax), and an increase in the state room occupancy tax rate from 5.7% to 6.84%. Revenues from the incremental increases in both of such rates would be dedicated to local aid (expected to generate $149 million in fiscal 2010). He is also proposing, as he did last year, to eliminate the property tax exemption for certain telecommunications equipment, which is expected to add an aggregate $50 million in fiscal 2010 to municipal tax revenues.

The Governor’s fiscal 2010 budget recommendations also propose a new mechanism for budgeting for revenues generated by taxes on capital gains. As part of the annual process for developing a consensus tax revenue estimate, a maximum amount of capital gains tax revenues would be identified for inclusion in the annual estimate for budgeting purposes, based on multi-year trends. The amount, if any, of capital gains taxes received during the ensuing fiscal year in excess of the maximum budgeted amount would be deposited in the Stabilization Fund, to the extent that total tax revenue collections exceed the annual tax revenue estimate.

On May 1, 2009, the House of Representatives approved a budget for fiscal 2010 that was based on the original consensus tax revenue estimate for fiscal 2010 of $19.530 billion, plus $900 million in anticipated additional sales tax receipts resulting from a proposed increase in the sales tax rate from 5% to 6.25%. On May 6, 2009, the fiscal 2010 revenue estimate was revised downward by $1.5 billion, from $19.530 billion to $17.989 billion. As of May 13, 2009, the Executive Office for Administration and Finance were in the process of revising the Governor’s fiscal 2010 budget recommendations to reflect this most recent revenue estimate and planned to release revised recommendations by the end of May.

On May 13, 2009, the Senate Committee on Ways and Means released its fiscal 2010 budget, which is based upon the revised consensus tax revenue estimate for fiscal 2010 of $17.989 billion. According to the Committee, its budget provides for $26.719 billion in spending, and relies upon a $314 million withdrawal from the Stabilization Fund. The Committee’s budget does not include a proposed increase to the state sales tax rate. The budget was expected to be deliberated on the Senate floor during the week of May 18, 2009.

The differing versions of the fiscal 2010 budget were expected ultimately to be reconciled by a legislative conference committee.

Cash Flow. The Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes, must be repaid by the end of the fiscal year (June 30). As of March 26, 2009, the State had liquidity support for a $1 billion tax-exempt commercial paper program for general obligation notes, through five $200 million credit lines due to expire in January 2010, June 2010, December 2010 (two lines) and September 2011, respectively. The Commonwealth has relied upon this $1 billion commercial paper capacity for additional liquidity since 2002. A cash flow forecast for fiscal 2009 and fiscal 2010 released on March 4, 2009 reported an actual cash balance on January 30, 2009 of $1.276 billion, approximately $24.3 million lower than the July 1, 2008 cash balance of $1.301 billion that opened the fiscal year. The forecast assumed the receipt of $288.5 million on April 15, 2009 pursuant to the tobacco master settlement agreement. Based on the March 4, 2009 projections, the fiscal 2009 forecast showed an overall decline in the non-segregated cash balance from $1.198 billion to $1.093 billion. The March 4, 2009 forecast took into account the cash flow borrowings that the Commonwealth had undertaken to that point, including the $750 million of revenue anticipation notes issued on October 10, 2008 (which were to be repaid in equal installments on April 30, 2009 and May 29, 2009) and borrowings under the Commonwealth’s $1 billion commercial paper program, then outstanding in the amount of $800 million. The forecast anticipated that $800 million of commercial paper would be outstanding at least through the end of March, 2009.

The March 4, 2009 projections like previous projections anticipated the issuance by the Commonwealth of $1.9 billion in bonds in fiscal year 2009 to fund capital projects. In addition, the report noted that past capital spending had not been funded from the proceeds of bonds issued in prior fiscal years and therefore additional borrowing of approximately $192.9 million was expected to occur in fiscal 2009 to reimburse those expenditures. As of March 4, 2009, the Commonwealth had issued $500 million in bonds in September 2008 and $525 million in bonds in February 2009, the proceeds of which have been applied to capital spending. The cash flow forecast assumed the issuance of $450 million in May 2009 and $279 million in June 2009. The Commonwealth repaid $200 million in outstanding commercial paper on February 6, 2009, with the remaining $800 million expected to remain outstanding at least through the end of March 2009.

The Commonwealth’s five-year capital investment plan, which is reviewed annually, calls for fiscal 2010 bond issuance of approximately $2.0 billion. This amount includes $1.6 billion in bond cap, $126.1 million of borrowing capacity carried forward from fiscal year 2008 and nearly $300 million of borrowing for the accelerated bridge program.

The fiscal 2010 forecast further assumed cash flow borrowings of $1.050 billion in August 2009 in three equal tranches of $350 million. The three tranches were forecast to mature in April, May, and June, 2010, respectively. The forecast also assumed the issuance of $400 million in commercial paper to enhance the Commonwealth’s liquidity at the end of calendar 2009. All short-term borrowings were forecast to be retired by the end of fiscal 2010. The forecast assumed the receipt of $294.8 million in April 2010 pursuant to the tobacco master settlement agreement.

The Commonwealth continues to pay down its outstanding revenue anticipation notes, including commercial paper. As of May 11, 2009, the Commonwealth had $378,750,000 in commercial paper outstanding, with $186,000,000 expected to be repaid in May 2009 and the remaining $192,750,000 expected to be repaid by June 12, 2009. The Commonwealth’s remaining revenue anticipation notes, outstanding in the amount of $375,000,000, were due to mature on May 29, 2009.

As of May 13, 2009, the Commonwealth had drawn down $627.4 million out of a total fiscal 2009 estimated allotment of $806 million in federal Medicaid reimbursement, with the remainder expected to be drawn down by the end of the fiscal year. The Commonwealth had drawn down $737 million in principal from the Commonwealth Stabilization Fund out of an authorized and proposed draw of $1.398 billion. The Commonwealth anticipated drawing the remaining balance as soon as the Governor’s proposal was approved by the Legislature. In addition, $412 million was expected to be received by the end of fiscal 2009 from the State Fiscal Stabilization Fund pursuant to the American Recovery and Reinvestment Act of 2009 (not to be confused with the Commonwealth’s Stabilization Fund). These resources were expected to permit the Commonwealth to maintain liquidity through the end of fiscal 2009. As of May 11, 2009, average daily cash balances through June 30, 2009 were expected to exceed $500 million.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. As of May 13, 2009, in the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services. A number of cases are currently pending against the Commonwealth seeking services, programs and fees which could, if decided against or settled in a way not advantageous to the Commonwealth could increase future costs to the Commonwealth. These cases include: Rolland v. Patrick, United States District Court. A group of class members is challenging a court-approved settlement agreement on appeal to the United States Court of Appeals for the First Circuit. This case carries the potential for a prospective increase in annual program costs of more than $20 million; Health Care for All v. Romney et al., United States District Court. On February 8, 2006, the District Court entered judgment pursuant to which the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. It is not possible, at this time, to accurately estimate the amount of likely future program costs that will be required to comply with the judgment; Rosie D. et al. v. The Governor, United States District Court, Western Division. In a memorandum of decision dated January 26, 2006, the District Court ruled in favor of a class of Medicaid-recipient children. On January 14, 2009, the court allowed plaintiffs’ motion for $7 million in legal fees. The cost of implementation is likely to exceed $20 million annually beginning in fiscal 2009; Disability Law Center, Inc. v. Massachusetts Department of Correction et al., United States District Court. The Disability Law Center (“DLC”) filed suit against the Department of Correction (“DOC”) and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the Eighth Amendment of the United States Constitution, the Americans with Disabilities Act and the Rehabilitation Act of 1973. While DLC requests only injunctive relief, estimated increased program costs could amount to over $25 million in the event of an adverse outcome; and Harper et al. v. Massachusetts Department of Transitional Assistance, United States District Court. Plaintiffs seek systemic changes to the Department’s policies for processing benefits applications, notifying applicants or recipients of benefit awards or changes and making disability determinations. Though the suit is in its incipient stages and the existence and scope of liability are contested, the cost of implementing the changes demanded by the plaintiffs could be millions of dollars.

Medicaid Audits and Regulatory Reviews. A number of cases are currently pending against the Commonwealth relating to federal Medicaid audits and regulatory reviews, including: In re: Disallowance by the U.S. Department of Health and Human Services Centers of Medicare and Medicaid Services (Targeted Case Management), involving a disallowance of $86,645,347 in Federal Financial Participation (“FFP”) which was affirmed by the Departmental Appeals Board in December 2008. The Commonwealth filed an appeal of the disallowance in federal district court on February 25, 2009; In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund), involving a claim that the portion of the Medicaid program funded by the Commonwealth’s Health Safety Net Fund (formerly the Uncompensated Care Pool) might violate federal regulations regarding permissible taxes on health care providers. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. The Commonwealth anticipated that, by the end of pool fiscal year 2009, the Commonwealth would have collected an estimated $4.656 billion in acute hospital assessments since 1990 and an estimated $1.557 billion in surcharge payments since 1998. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states. As of March 26, 2009, new federal regulations on health care-related taxes were, in large part, subject to a moratorium on implementation through June 30, 2009; In re: Deferral of 2005 MassHealth acute hospital supplemental payments. In March, 2006, CMS deferred payment of claims for FFP totaling almost $52.5 million. This amount represents the federal share of the portion of MassHealth supplemental payments to Boston Medical Center (“BMC”), Cambridge Health Alliance (“CHA”) and UMass Memorial Health Care, Inc. (“UMMHC”) hospitals attributable to dates of service in or before fiscal 2003. CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC pending resolution of the OIG audit. The Executive Office of Health and Human Services returned $9 million in FFP based on its own update of projected payment limits; In re: Audit by the U.S. Department of Health and Human Services Office of the Inspector General (UMMHC hospital supplemental payments), involving an audit by the OIG of MassHealth supplemental payments made to the UMass Memorial Health Care hospitals in 2004 and 2005. In a draft report, the OIG identified an overpayment of $40 million in FFP based on the allowability of hospital-based physician services. As of March 26, 2009, the OIG was reconsidering its findings.

Taxes. As of March 31, 2008, approximately $139 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases comprise a sizeable share of these liabilities.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al. (2003 NPM Adjustment). The Commonwealth is seeking to establish that it is immune from potential reductions to future payments relating to tobacco litigation. In January 2009, the Commonwealth and other settling states entered into an agreement on arbitration that provides for a national arbitration proceeding to resolve the ongoing adjustment disputes and as a result of this agreement, on February 26, 2009, the Independent Auditor released approximately $21.8 million in withheld 2005 payments to the Commonwealth.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al., United States District Court, New York. This case arises out of a challenge to the Tobacco Master Settlement Agreement (“MSA”) that was initiated in 2002 by a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies that are not parties to the MSA, otherwise called Non-Participating Manufacturers (“NPMs”). These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States’ escrow statutes and NPM enforcement actions violate the federal constitution and federal law. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA. As of March 26, 2009, the parties were in discovery.

In re Aggregate Industries Settlement. In June 2007, the Attorney General and the United States Attorney for the District of Massachusetts resolved four civil cases and one criminal matter with Aggregate Industries NE, Inc. (“Aggregate”), arising out of Aggregate’s supply of concrete products to the Central Artery/Ted Williams Tunnel Project. The settlement requires Aggregate to make total payments of $50 million, including approximately $6.2 million to the Commonwealth, approximately $1.1 million of which the Commonwealth must in turn pay to “relators” (whistleblowers). In addition, the settlement provides that approximately $27.1 million plus accrued interest will be paid into a trust fund for future repairs and maintenance of structures related to the project.

Environment

Wellesley College v. Commonwealth, Suffolk Superior Court. Wellesley College has threatened to seek contribution from the Commonwealth for costs related to the clean up of environmental contamination which could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation). As of March 26, 2009, the Commonwealth, was engaged in discussions regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

The Arborway Committee v. Executive Office of Transportation et al., Suffolk Superior Court. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, seeking to compel the Commonwealth to restore electric light rail service between Heath Street and the Forest Hills station in Boston.

Boston Harbor Clean-Up. The Commonwealth is engaged in various lawsuits in the United States District Court concerning environmental and related laws. The Massachusetts Water Resources Authority (“MWRA”), successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The total cost of construction of the wastewater facilities required under the court’s order, not including combined sewer overflow (“CSO”) costs, was approximately $3.8 billion. The MWRA anticipates spending $964 million for CSO projects going forward. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

United States v. South Essex Sewerage District, United States District Court. This is another federal Clean Water Act case in which the Commonwealth faces the same type of potential liability as above.

Other

Historical Nipmuc Tribe v. Commonwealth of Massachusetts, Land Court. The Historical Nipmuc Tribe seeks the return of “State Parks and other unsettled Lands” in Central Massachusetts that are allegedly illegally obtained Nipmuc tribal homelands, as well as restitution for the Commonwealth’s use of this property. As of March 26, 2009, the case was stayed pending plaintiff’s efforts to retain counsel.

Shwachman v. Commonwealth, Worcester Superior Court. This is an eminent domain matter arising from a taking in Worcester of property necessary for the construction of a new Worcester County courthouse. The pro tanto amount was approximately $6.65 million. In addition to the property owner’s opinion that damages exceed $30 million, the plaintiff has disclosed a summary of his expert appraiser’s opinion that the damages equal approximately $18 million. Suit was filed May 17, 2004. As of March 26, 2009, discovery was ongoing with trial likely to occur in October 2009.

Perini Corp., Kiewit Construction. Corp., Jay Cashman, Inc., d/b/a Perini — Kiewit — Cashman Joint Venture v. Commonwealth. In several related cases and potential cases, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution before the Superior Court or a CA/T Project Dispute Review Board panel. The DRB issued decisions on some claims, awarding plaintiffs $55 million on claims of $73.8 million. Those decisions are the subject of further proceedings. Plaintiffs also still have in excess of $60 million in claims pending.

Goldberg v. Commonwealth, Suffolk Superior Court. In this case, the plaintiff alleges eminent domain-type damages in connection with four billboards at the East Boston entrance to Logan Airport, which are in the vicinity of parkland newly created by the Central Artery/Ted Williams Tunnel Project as a mitigation measure. The Commonwealth expects to take the totality of the plaintiff’s property rights in this area in the near future, thereby leading to an anticipated second trial, likely to occur in 2009. The plaintiff values the loss of these property rights at an undisclosed amount believed to be in the vicinity of $20 million.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management, Suffolk Superior Court. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

Central Artery/Ted Williams Tunnel Cost Recovery Program Litigation (Suffolk Superior Court). In 2004, the Commonwealth and the Massachusetts Turnpike Authority filed ten civil actions against section design consultants of the Central Artery/Ted Williams Tunnel project, claiming that the designers’ errors and omissions caused the project to expend additional costs during construction. The actions were filed as part of the project’s cost recovery program to recoup extra costs directly attributable to the designers’ errors and omissions in design. The Commonwealth and the Turnpike Authority also filed a complaint in 2004 against the project’s management consultant, Bechtel/Parsons Brinckerhoff (“B/PB”), a joint venture. The main claim in this case is B/PB’s failure to disclose the true cost of the project. The cost recovery efforts were transferred to the Attorney General’s office effective February 1, 2005. In addition, in November 2006, the Commonwealth, on behalf of the Massachusetts Highway Department, along with the Turnpike Authority, brought an action against B/PB and other defendants alleging breach of contract, negligence and other claims arising out of the July 2006 ceiling collapse in the I-90 Connector Tunnel of the Central Artery/Ted Williams Tunnel project. In late January 2008, the Attorney General and United States Attorney resolved potential criminal and civil claims against B/PB for $399 million, $35 million of which was allocated to the ceiling collapse case. In addition, a settlement was also reached with 24 section design consultants for another $51 million dollars to resolve certain cost recovery issues associated with the design of the project. In total, the Attorney General and the United States Attorney recovered $458 million, including interest. The majority of the $458 million will be held in the Central Artery/Tunnel Project Repair and Maintenance Trust Fund to provide for future non-routine repairs and maintenance of the Central Artery and Ted Williams Tunnel. In the November 2006 civil action involving the collapse of the ceiling in the I-90 Connector Tunnel, the Commonwealth has reached settlement agreements or agreed to dismiss each of the remaining defendants. As of March 26, 2009, the Commonwealth expected that, once the appropriate closing documents were signed and filed with the court, the litigation would be concluded. If payments called for under the settlement agreement were made, the Commonwealth would recover a total of $78,375,000 in damages specifically for the ceiling collapse. The settlement agreements with the defendants other than B/PB provide that payments from those settlement agreements are to be made to the Central Artery and State Road Bridge Infrastructure Fund.

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RATING AGENCIES’ ACTIONS

As of July 2009, Standard & Poor’s, Moody’s and Fitch assigned bond ratings of AA, Aa2 and AA, respectively, to the Commonwealth’s general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the Commonwealth’s municipal obligations.

APPENDIX H

ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN

The following information is a brief summary of factors affecting the economy of the State of Michigan and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information. Further information with respect to the State’s financial position and certain litigation which may have an impact on the State’s finances may be obtained by a review of the State’s Annual Financial Report, which is available from the State’s Office of the State Budget at its website: www.michigan.gov/budget, and from a review of the Official Statements prepared by the State or its agencies in connection with debt offerings which are normally filed with one or more of the nationally recognized Municipal Securities Information Repositories.

Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven moderately successful. The share of manufacturing employment in the State, particularly in the durable goods sector, has fallen substantially and the service sector now represents the large majority of the State’s economy, though much of the service sector remains closely tied to the manufacturing sector. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local government units. For the last six years, the unemployment rate in the State has been higher than the national average. During 2008, the average monthly unemployment rate in the State was 8.4% compared to a national average of 5.8%, and has continued at a rate above the national average. In June 2009, the unemployment rate in the State was 15.4% and continues to trend upward, compared to a national average of 9.5%.

The State’s economy continues to be affected by changes in the auto industry, including the bankruptcy filings by Chrysler, General Motors and several auto company suppliers, all headquartered in Michigan and elsewhere in the manufacturing sector resulting from competitive pressures, productivity increases, overcapacity, especially in light of the dramatic decrease in new motor vehicle sales, labor disputes, national and international events affecting energy prices and the national economic recession. Such factors are adversely affecting State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe.

The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. State revenues subject to the limit in recent years have not exceeded the constitutional limit. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion effective for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State’s Constitution also directs or restricts the use of certain revenues.

The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Funds. Just over 50% of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the next succeeding year’s budget for that fund.

The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the fiscal years 2001 through 2004 with its General Fund in balance and a positive fund balance in the Budget Stabilization Fund in all but 2003. The State is still emerging from the economic slow-down which began nationally in 2000-01, which has resulted in reductions in anticipated State revenues. The State’s economic recovery has been slower than that of the national economy. As a result, since November of 2001, the State has been forced to take a variety of measures to balance its general fund and school aid fund budgets each year. These have included actions occurring during the process of adopting budgets prior to the commencement of each fiscal year, and actions taken during the course of the year when revenues have fallen short of original projections. The actions taken have included some revenue enhancements and a larger number of expenditure cuts, as well as some one-time measures, including use of the State’s Budget Stabilization Fund, accounting adjustments, securitization and changing the timing of revenue receipts.

The State closed its books for the 2007-08 fiscal year with surpluses estimated to be $457,900,000 million (unreserved) and $254,595,000 million in the School Aid Fund, and $2.1 million in the Budget Stabilization Fund. The current State Revenue Consensus Estimate, the process by the State forecasts revenue, indicates that, without taking into account federal funds as a result of the American Recovery and Reinvestment Act (“ARRA”), the State’s budget is in deficit by $884.5 million in the 2008-09 fiscal year based on current expenditure levels. The State is eligible to receive in the 2008-09 fiscal year a total of $1.2 billion additional federal funds resulting from the passage of ARRA. The federal funds are expected to be used by the State to help balance the 2008-09 fiscal year budget. Any of these federal funds not used in the 2008-09 fiscal year will be available to be used in the 2009-10 fiscal year budget. Based on the consensus revenue estimates, there will be approximately $345.4 million of ARRA funds available in the 2009-10 fiscal year.

Bills to implement the 2009-10 fiscal year budget are still in negotiation in the Legislature. On February 7, 2009, the Governor presented her executive budget for the 2009-10 fiscal year, which projects a $1.4 billion budget deficit, which she proposes to eliminate with budget cuts of $670 million, the elimination of certain tax expenditures and the use of expected federal funds available under ARRA.

In addition to pension benefits, the State is required to provide certain other post-employment benefits (collectively, “OPEB”) to many of its retired employees. Health, dental and vision benefits, as well as life insurance coverage, are provided to retirees of all pension plans to which the State makes required contributions, except the Military Retirement Plan (MRP). These benefits are funded on a pay-as-you-go basis.

The Government Accounting Standards Board has promulgated accounting and financial reporting standards (“GASB Statement No. 45”), which require accrual-based measurement and recognition of OPEB cost over a period that approximates employees’ years of service and provides information about actuarial accrued liabilities associated with OPEB. The State was required to adopt the standards set forth in GASB Statement No. 45 for the first time for its 2007-08 fiscal year.

The State obtains an actuarial valuation conducted by an independent consulting firm annually with respect to OPEB costs for plans administered by the State, other than the Legislative Retirement System (LRS). This actuarial valuation is unrelated to the State’s compliance with GASB Statement No. 45. The significant actuarial assumptions on which such actuarial valuation is based are the same as the actuarial assumptions for the State’s pension plans, which actuarial assumptions may differ significantly from those required by GASB Statement No. 45. Accordingly, the results of the annual actuarial valuation of OPEB obtained by the State and summarized in the table below may differ significantly from the results of an actuarial valuation that complies with GASB Statement No. 45.

The following table sets forth the unfunded actuarial accrued liability (“UAAL”) for the Judges Retirement System (JRS), State Police Retirement System (SPRS) and the State Employee Retirement System (SERS). The State has not obtained an annual actuarial evaluation of OPEB costs with respect to MRP and LRS. Although the State administers the Michigan Public School Employees Retirement System (MPSERS), the State is not obligated to make contributions to that plan. The Legislature determines the scope of OPEB for MPSERs beneficiaries and the employers participating in the pool make contributions on a pay-as-you-go basis. The UAAL as of September 30, 2007 for MPSERS was over $25 billion or 253.3% of covered payroll.

STATE RETIREMENT SYSTEMS

OTHER POST-EMPLOYMENT BENEFITS

UNFUNDED ACCRUED ACTUARIAL LIABILITY

(Dollar Amounts in Thousands)

Health Plan	Valuation Date Sept. 30,	Unfunded Actuarial Accrued Liability (UAAL)	UAAL as a % of Covered Payroll

JRS	2008	$6,700	113.0%

SPRS	2007	918,000	776.7

SERS	2007	12,966,000	439.0

In 2005 the Michigan Supreme Court, in a case involving MPSERS, determined that the statute which provided health care benefits for retirees, did not establish a contract. Thus amendments to the statute did not violate the impairment of contract clauses of the Michigan and U.S. Constitutions. The Court also held that health care benefits are not protected by Article 9, Section 24 of the Michigan Constitution. The Court determined that Article 9, Section 24 protects “financial” benefits which are “accrued” benefits of the type that grow with years of service, and not benefits of a non-monetary, non-accrued nature such as health care benefits. The State has not determined what impact this decision could have on the ability of the State to modify or eliminate OPEB under SERS, SPRS, JRS and LRS and the State has not reviewed its contracts to determine if contractual obligations for some or all such OPEB exist or, if they exist, whether the State can modify or eliminate the OPEB therein without violating the impairment of contract clause of the Michigan and U.S. Constitutions.

Comprehensive Annual Financial Reports for the 2007-08 fiscal year of SERS, SPRS, MPSERS and JRS may be found at www.michigan.gov/ors. The Comprehensive Annual Financial Report for the 2007-08 fiscal year of LRS may be obtained from the Legislative Retirement System, P.O. Box 30014, Lansing, Michigan 48909; Telephone (517) 373-0573.

In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $932 million over time. These payments, which commenced in fiscal year 1998-99, were initially paid out of the Budget Stabilization Fund or the General Fund and currently are paid out of the School Aid Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt service taxes might be affected.

State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. Certain local units in the State receive “revenue sharing payments” from the State from State-collected taxes. Other than portions of the State’s sales tax that are guaranteed to be paid to cities, villages, townships and school districts by the State’s Constitution, the State’s statutory revenue sharing payments to local units are subject to annual appropriations and may be reduced or delayed during any State fiscal year in which it is determined that actual revenues will be less than the revenue estimates on which appropriations were based. In 1998, the State substantially revised the method for the distribution of revenue sharing payments, increasing the percentage of revenue sharing payments dedicated to cities, village and townships and decreasing the percentage dedicated to counties. However, beginning in December of 2002 and continuing through the State’s 2005 fiscal year, the State on an annual basis either reduced or deferred revenue sharing payments to all local units below the amounts required by the 1998 amendments. Moreover, in response to reduced revenues, the State temporarily replaced all State revenue sharing payments to counties with payments from State-created county reserve accounts, which accounts are funded solely from a permanent advancement of each county’s property tax payment schedule. It cannot be predicted whether the State will continue to make revenue sharing payments to local units at current levels or what impact, if any, that any future reduction or deferment of State revenue sharing.

On March 15, 1994, the electors of the State voted to amend the State’s Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. From 1999 to 2004, the Legislature gradually reduced the State personal income tax from 4.4% to 3.9% and restored the rate to 4.35% as of October 1, 2007. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

On July 12, 2007, the Governor signed legislation creating the new Michigan Business Tax (“MBT”) beginning in 2008. The MBT, in general, has two weighted components: one at .08 percent times adjusted gross receipts and the second at 4.95 percent times net profits. There are two additional components for insurance companies and financial institutions. Public Act 145 of 2007 added an additional MBT surcharge of 21.99% of a taxpayer’s liability before credits.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, school district and social services, tax collection, commerce and court funding.

Currently, the State’s general obligation bonds have underlying ratings of Aa3 by Moody’s, AA- by Standard & Poor’s and A+ by Fitch.

APPENDIX I

ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

New Jersey (sometimes referred to herein as the “State”) operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2009” refers to the State’s fiscal year beginning July 1, 2008 and ending June 30, 2009.

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

The State’s undesignated General Fund balance was $462 million for Fiscal Year 2006 and $1,217 million for Fiscal Year 2007. For Fiscal Year 2008 and Fiscal Year 2009, the balance in the undesignated General Fund was $1,410 million and is estimated at $470 million, respectively.

The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such law requires that the refinancing provide a debt service savings.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

New Jersey’s economy weakened significantly in 2008. Payroll employment decreased at an average annual rate of -0.5% in 2008 after growing very slowly at an average annual rate of 0.2% in 2007. The New Jersey Department of Labor and Workforce Development’s 2008 benchmarked data reflects the deterioration in the employment conditions in the State. Payroll employment decreased by 85,700 jobs (-2.1%) between December 2007 and December 2008. The State’s level of employment in February 2009 of 3.968 million remained below the 4.0 million mark for the second time since December 2008. Previously, the State’s level of employment had been above the 4.0 million mark for fifty-four consecutive months.

New Jersey’ payroll employment declined by 3.0% (-121,700 jobs) in February 2009, compared to February 2008. Most of the job losses were in professional and business services (-42,700 jobs), manufacturing (-29,600 jobs), trade, transport and utility services (-20,600 jobs), construction (-20,400 jobs) and financial services (-16,700 jobs). Education and health services reported the largest single gain (+13,600 jobs), followed by the public sector which added 1,700 jobs during the same period.

The generally declining labor market conditions have kept the State’s unemployment rate above 5.0% for ten straight months since May 2008. The State’s unemployment rate averaged 5.5% in 2008. The State’s unemployment rate increased to 8.2% in February 2009, and rose above the national unemployment rate of 8.1% in February 2009 for the first time since October 2006.

According to the United States Commerce Department, Bureau of Economic Analysis in a release dated March 24, 2009, the preliminary growth rate for New Jersey’s personal income of 1.8% for the fourth quarter of 2008 came in below the revised growth rate of 3.4% for the third quarter of 2008. Given the

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general economic recession in the national economy, the average annual growth in personal income for New Jersey is expected to slow down significantly in 2009.

The housing sector is expected to continue to weaken in the months ahead with housing permits in 2008 to stay below 20,000 units, below the 26,000 plus units for 2007 and well below the peak of 39,000 units in 2005. Vehicle registrations declined in calendar year 2008 by 15.3%, following a 4.3% decline in 2007. New vehicle registrations for the fiscal year through February 2009, have declined 23.3% percent as compared to a year ago. New vehicle registrations are projected to remain below the 500,000 level in 2009 and 2010.

New Jersey and the nation are expected to continue to experience further deterioration in near-term economic growth in 2009. According to the Beige Book on economic performance released by the Federal Reserve Board on March 4, 2009, the Federal Reserve Board stated that economic conditions continued to deteriorate through February 2009 and indicated that a turnaround in the national economy is not expected until late 2009 or early 2010. The latest New Jersey economic forecasts from Global Insight, Moody’s Economy.com and Rutgers University expect recessionary conditions to continue through 2009, with credit still tight and financial markets in continued turmoil.

New Jersey’s economy is expected to follow the national trend in 2009. Employment is projected to decrease by an approximately 3.0% average annual rate in 2009 and a further decrease of 0.3% in 2010. Personal income is expected to contract at a rate of -0.4% in 2009 and improve to a growth rate of approximately 3.0% in 2010. Further weakness in the housing sector is expected in 2009, with the housing sector expected to stabilize in 2010.

Inflation is expected to remain low during the current economic recession and may not be a serious concern until consumer spending revives. The future economic outlook hinges on the success of the federal economic stimulus package and supportive fiscal and monetary policies. Availability of credit, stability in the financial markets and improvements in consumer and business confidence are critical factors for an economic turnaround nationally and in New Jersey.

With the passage of the 2009 federal economic stimulus package along with supportive monetary and fiscal policies, economic growth in the State is expected to stabilize and improve in 2010 and beyond. However, the State and the national may experience further near-term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors, and businesses become more concerned about the unemployment rate, credit availability, financial market stresses, and geopolitical tensions.

Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

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At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recover of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $151,800,000 for tort and medical malpractice claims pending as of June 30, 2008. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed in Superior Court, Chancery Division, Cumberland County on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke, which included, without limitation, sufficient funds to allow the school districts to spend at the average of wealthy suburban school districts, to implement additional programs such as full-day kindergarten, half-day preschool programs for three and four year olds, technology, alternative school, accountability and school-to-work and college transition programs, and to upgrade school facilities. The Buena school districts are seeking to be treated as special needs districts and to receive parity funding with the Abbott school districts as a remedial measure. They also are seeking additional funding as may be necessary to provide an education equivalent to that being provided in the Abbott districts. The State and the plaintiffs entered into a consent order to transfer the matter to the Commissioner of Education (the “Commissioner”) for a hearing. The plaintiffs’ petition was amended to include three more rural districts for a total of 20. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of Administrative Law (“OAL”) for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act (“CEIFA”). Upon transmittal, three districts withdrew from the litigation. On December 29, 2000, the Administrative Law Judge (“ALJ”) rendered a decision finding that all of the petitioning school districts established that they were using CEIFA funding appropriately and recommended that the second part of the hearing process move forward. Subsequently, with a modification as to the standard of review, the Commissioner affirmed the ALJ’s decision. The matter was remanded to the OAL to determine whether educational deficiencies exist in the districts and, if so, whether the deficiencies are linked to the funding formula. On September 26, 2002, the ALJ issued an Initial Decision (the “Initial Decision”), finding that 5 of the 17 petitioning school districts were unable to provide a thorough and efficient education to their students: Salem City, Commercial, Buena Regional, Fairfield and Woodbine. As a remedy, the ALJ recommended full “Abbott” funding for these five districts. On November 9, 2002, the parties submitted written exceptions to the Initial Decision. Of the twelve (12) districts that were unsuccessful in demonstrating a failure to provide a thorough and efficient education to their students and therefore no remedy was proposed by the ALJ, only six filed exceptions that the ALJ was incorrect as to them: Clayton, Egg Harbor City, Lakehurst, Lawrence, Maurice River and Lakewood.

Following a review of the Initial Decision, exceptions and record, the Commissioner, on February 10, 2003, adopted in part and rejected in part the Initial Decision. The Commissioner rejected the finding that Buena Regional, Commercial, Fairfield and Woodbine met the standard for “special needs district” status. The Commissioner adopted the finding that Salem City met the standard for special needs status and recommended to the Legislature that Salem be included within CEIFA’s definition of an “Abbott District.” Additionally, the Commissioner adopted the finding that the other twelve petitioning districts did not demonstrate that CEIFA is insufficient to enable them to provide a thorough and efficient education to their students. On March 6, 2003, the districts of Buena Regional, Clayton, Commercial, Egg Harbor, Fairfield, Lakehurst, Lakewood, Lawrence, Maurice River, and Woodbine appealed the decision of the Commissioner to the State Board of Education. On July 2, 2003, the districts of Commercial and Maurice River withdrew their appeals.

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On June 15, 2005, the Legal Committee of the State Board of Education (“Legal Committee”) issued a report (“Initial Report”) to the parties. The Initial Report found that the current methods of funding school districts in the State are ineffective and cause disparities. Moreover, the Initial Report found that the appealing school districts in this litigation and those school districts in this litigation which did not pursue an appeal are entitled to relief. The Initial Report directs the Commissioner to undertake a Statewide study of components necessary for a thorough and efficient education and for the Commissioner to conduct individual school district needs assessments for all of the original school districts in this litigation. The Department of Education (the “Department”) filed exceptions to this Initial Report on July 25, 2005. On September 26, 2005, the Department received a revised report from the Legal Committee which came virtually to the same conclusions as the Initial Report. The Department filed exceptions to the revised report. On January 4, 2006, the State Board of Education adopted the revised report, with slight modifications, from the Legal Committee, thereby finding CEIFA unconstitutional as applied to the school districts in this litigation. The State Board of Education has directed the Commissioner to design a needs assessment, which is to be performed in each of the school districts participating in this litigation. The Commissioner was directed to submit the proposed design of the needs assessment to the State Board of Education by February 1, 2006. Additionally, the State Board of Education found problems with the method of school funding on a Statewide basis and directed the Commissioner to analyze the current system and provide the State Board of Education with findings and recommendations as to the educational components essential to the establishment of a unified system for public education which meets constitutional goals.

On January 11, 2006, a notice of appeal was filed with the New Jersey Superior Court, Appellate Division on behalf of the plaintiffs. On February 23, 2006, the State filed a motion to dismiss the appeal as to all parties except Buena Regional, Clayton, Egg Harbor City, Fairfield, Lakehurst, Lakewood, Lawrence and Woodbine. On March 28, 2006, the Appellate Division granted the State’s motion to dismiss (“March 28th Order”). The plaintiffs filed a motion for reconsideration of the Appellate Division’s March 28th Order on March 31, 2006. On April 17, 2006, the plaintiff’s motion for reconsideration was denied. On January 29, 2007, the plaintiffs filed with the New Jersey Supreme Court (the “Supreme Court”) a notice of motion for certification of appeal pending unheard in the Appellate Division. On that date, plaintiffs also filed with the Appellate Division a motion to accelerate the appeal. By order filed on February 21, 2007, the Supreme Court denied the plaintiffs’ motion for certification of appeal pending unheard in the Appellate Division. By order filed on February 21, 2007, the Appellate Division denied the plaintiffs’ motion to accelerate the appeal. Oral arguments were heard by the Appellate Division on December 3, 2007. On March 14, 2008, the Appellate Division affirmed the decision of the State Board of Education. The Appellate Division ordered the Commissioner to complete the needs assessment within six months, and, based on that needs assessment, determine whether the remedial measures in the School Funding Reform Act of 2008 afford students in the Buena school districts the thorough and efficient education to which they are constitutionally entitled. On September 24, 2008, the Appellate Division granted the Commissioner’s request to extend the time to complete the records assessment until December 31, 2008. The needs assessments were completed by the December 31, 2008 deadline. The Commissioner is currently compiling reports detailing the results of the needs assessments. The State is vigorously defending this matter.

2001-2002 Abbott District Appeals. Several Abbott districts filed administrative petitions of appeal to the Commissioner regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Four districts (Elizabeth, Neptune, Passaic and Pemberton) filed appeals of decisions on the early childhood program plans. Each of the districts asked that their programs be approved as originally requested. These appeals were amicably resolved. Additionally, four districts (Elizabeth, Gloucester City, Neptune and Passaic) filed appeals on behalf of each of the schools in their districts challenging the Department’s determinations on each school’s Whole School Reform Plan/School-Based Budgets. The matters involving Gloucester City, Neptune and Passaic were amicably resolved. With regard to Elizabeth, upon notice by the district, the initial decisions of the ALJ were not acted upon by the Commissioner and, instead, the matter was dismissed as withdrawn by the district.

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Also, eleven districts (Asbury Park, Camden, East Orange, Elizabeth, Gloucester City, Neptune, New Brunswick, Passaic, Pemberton, Trenton and Vineland) filed petitions of appeal on the Department’s decisions awarding Additional Abbott v. Burke State aid seeking, in total, over $353 million in additional aid. The districts disagreed with the Department’s findings of budget reallocations, revenues and the final award of Additional Abbott v. Burke State aid. Motions to dismiss in lieu of answers were filed in the Camden, Trenton, Vineland, and New Brunswick matters. The State’s motion to dismiss the Camden petition was granted and the remaining matters were transferred to the OAL for hearing. Amicable resolutions were reached in the Asbury Park, East Orange, Gloucester City, Neptune, New Brunswick, Passaic, Pemberton, Trenton, Vineland and Elizabeth matters. Finally, the Education Law Center (the “ELC”) filed a petition and amended petition challenging the decisions and non-decisions of the Department in this regard on behalf of students in the thirty Abbott districts. Generally, the ELC took issue with the Department’s process and decisions regarding Additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and will continue to vigorously defend this appeal.

J.D., J.G., v. Lucille E. Davy, Commissioner of the New Jersey Department of Education. In late January 2007, plaintiffs filed a complaint in the New Jersey Superior Court, Chancery Division, Essex County (the “Court”) for injunctive and declaratory relief striking down provisions of State law, specifically N.J.S.A. 18A:36A-10, .J.S.A. 18A:36A-12 and N.J.A.C. 6A:10A-1.2, that plaintiffs allege unconstitutionally discriminate against children attending Newark public charter schools. The action is styled as a class action for all students currently attending public charter schools in Newark. The complaint further states that the disparity between Abbott funding in Newark’s district schools and the public charter schools in Newark is $9,600 annually per pupil and $37,000 per pupil in facilities funding. By not allowing Newark’s public charter schools access to Abbott funding and State facilities funding, plaintiffs allege the State is violating the Equal Protection Clause of the New Jersey Constitution. The State filed a motion to dismiss the complaint on April 10, 2007. On September 29, 2008, the Chancery Division granted the State’s motion to dismiss the complaint. On November 13, 2008, the plaintiffs filed a notice of appeal with the Appellate Division. Upon the filing of the notice of appeal, the plaintiffs sought a stay of the appeal pending the outcome of Abbott v. Burke (Review of Constitutionality of School Funding Reform Act) remand. The Appellate Division granted the stay. The State is vigorously defending this matter.

Abbott v. Burke (Review of Constitutionality of School Funding Reform Act). On March 17, 2008, the State moved before the New Jersey Supreme Court seeking constitutional review of the School Funding Reform Act of 2008 (“SFRA”). The Education Law Center filed an opposition to the State’s motion on both jurisdictional and substantive grounds. While briefing by the primary parties progressed, numerous Abbott districts and other stakeholders sought to participate in the matter. The Court granted amicus status to all movants. Oral argument was held on September 22, 2008.

On November 18, 2008, the Court issued a decision remanding the matter for an expedited hearing before Special Master Peter Doyne, A.J.S.C. The remand proceeding commenced on February 9, 2009, and ended March 3, 2009, with closing summations. Both parties and amici filed post-trial briefs. Additionally, the Court directed that the remedial orders of the Abbott rulings remain in place pending the outcome of the remand proceeding. On March 23, 2009, Judge Peter Doyne, AJSC and Special Master, issued his findings and recommendations. Judge Doyne found the SFRA to be a “well considered, even expansive, formula to allow a thorough and efficient education for all children in the State.” However, Judge Doyne determined that absent a safety net of supplemental funding for at least the first three years, the SFRA is not constitutional as applied to the Abbott districts. The matter now returns to the Supreme Court for consideration. Briefs in response to Judge Doyne’s decision are due April 13, 2009, with replies due April 20, 2009. The Court will hear oral argument by the parties on April 28, 2009.

The State intends to vigorously support the constitutionality of the new school funding formula as applied to the Abbott districts as well as the fact that supplemental funding is no longer necessary under

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the SFRA. Under the SFRA, the State of New Jersey budgeted more then $8.4 billion for state aid to public schools for the 2008-2009 school year. An adverse ruling by the Supreme Court following the remand proceeding might have an impact on the amount of and allocation of state aid funding for public schools. The State plans to vigorously defend this matter.

Abbott v. Burke (Motion to Enforce Facilities Order). On October 2, 2007, the plaintiffs filed a new motion in aid of litigants’ rights with the New Jersey Supreme Court (the “Supreme Court”) requesting the State be ordered to comply with prior Supreme Court directives to remediate the school facilities deficiencies in the Abbott districts. The plaintiffs argue that the State is in default of its constitutional obligations to fund school facilities construction projects in the Abbott districts. The plaintiffs are requesting that the Supreme Court order the State to secure and provide funding necessary to resume planning, design, construction and other activities to complete approved school construction projects in the Abbott districts, including necessary health and safety repairs, by December 31, 2007. Oral argument was held on January 23, 2008. By order dated February 19, 2008, the court denied the plaintiffs’ motion in light of representations made by the state that the Governor would seek legislation authorizing an increase in the statutory bond limit for Abbott district school facilities construction projects by a minimum of $2.5 billion in February 2008.

Lonegan v. State. On July 28, 2008, a complaint (the “Complaint”) was filed in the Superior Court of New Jersey, Law Division, Bergen County, Docket Number BER-L-5712-08, against the State, the State Treasurer, the New Jersey Economic Development Authority (“NJEDA” and, together with the State and the State Treasurer, the “State Defendants”), the Governor of the State and the Commissioner of the Department of Education claiming that P.L. 2008, c. 39, which amends certain provisions of the Educational Facilities Construction and Financing Act (Chapter 72, §§ 1 through 30 and 57 through 71 of the Laws of New Jersey of 2000), and authorizes the issuance by NJEDA of an additional $3.9 billion of bonds, the debt service on which is payable from State appropriations under a contract between the NJEDA and the State Treasurer (collectively, the “School Construction Bonds”), violates Article VIII, Section 2, paragraph 3 of the New Jersey Constitution, commonly known as the “Debt Limitation Clause.”

The plaintiff previously asserted that the School Construction Bonds were subject to voter referendum pursuant to the Debt Limitation Clause in the cases of Lonegan v. State, 174 N.J. 435 (2002) and Lonegan v. State, 176 N.J. 2 (2003), and the New Jersey Supreme Court ruled in favor of the State Defendants. The Superior Court dismissed the complaint in its entirety, with prejudice on December 8, 2008. The plaintiff filed a notice of appeal in January 2009. The State plans to vigorously defend this matter.

Disability Rights New Jersey v. Jennifer Velez (I). Plaintiff, a non-profit agency designated as New Jersey’s protection and advocacy organization (“DRNJ”) pursuant to 42 U.S.C. § 10801 et seq., filed this action on April 5, 2005. DRNJ filed an amended complaint on May 19, 2005, eliminating the state law claims from its original complaint. The suit alleges that the Department of Human Services (“DHS”) is in violation of Due Process provisions of the United States Constitution; the integration mandate of Americans with Disabilities Act, 42 U.S.C. 12130 et seq., as interpreted by the Supreme Court in Olmstead v. L.C., 527 U.S. 581 (1999); and Section 504 of the federal Rehabilitation Act, 29 U.S.C. §794.

Specifically, DRNJ is seeking to vindicate the rights of all patients in state psychiatric hospitals on Conditional Extension Pending Placement (“CEPP”) status, pursuant to IMO S.L., 94 N.J. 128 (1983)). DRNJ is seeking prospective injunctive relief, specifically an order requiring DHS to promptly take all necessary steps to enable patients on CEPP status to receive services in the most integrated setting appropriate to their needs; monetary penalties, prevailing party costs, disbursements and attorneys’ fees pursuant to 42 U.S.C. § 1988; and an injunction requiring DHS to report to DRNJ on the number and names of CEPP patients and other information as DRNJ may require, on a ongoing basis. The State filed a motion to dismiss the complaint. In its opposition to the motion, DRNJ agreed to strike the portion of

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the complaint in which it requested a per diem penalty. The remainder of the motion to dismiss was denied by the court on September 30, 2005. The State filed its answer denying liability on all claims asserted by DRNJ on October 13, 2005. In February 2008, DHS issued a written plan, Home to Recovery — CEPP Plan, to develop a system over the next six years that ensures persons placed on CEPP status are placed within six months. At this time, the State estimates its exposure for these claims to be in excess of $20 million per year in increased costs for community placements. The State is vigorously defending this matter.

Disability Rights New Jersey et al. v. Jennifer Velez (II). Plaintiff, DRNJ and two clients of the New Jersey Department of Human Services, Division of Developmental Disabilities (“Department”) filed this action on September 29, 2005. On October 7, 2005, Plaintiff served defendant, Commissioner of Human Services (“Commissioner”) with a summons complaint and waiver of service. The Plaintiff alleges that the Department is in violation of Title II of the Americans With Disabilities Act (the “ADA”), as interpreted in Olmstead v. L.C., 527 U.S. 581 (1999), Section 504 of the Rehabilitation Act and the Medicaid Act. The Plaintiff is seeking declaratory and prospective injunctive relief, attorneys fees, litigation expenses and other relief. More specifically, the Plaintiff seeks community placements for the people that Plaintiff alleges are in State-operated developmental centers while awaiting community placement. The State filed its answer on December 5, 2005.

On February 1, 2008, the Plaintiff filed an amended complaint, alleging that the Commissioner is in violation of the Fourteenth Amendment of the United States Constitution and the ADA because the Commissioner fails to provide for commitment hearings before a developmentally disabled individual is admitted to a State developmental center and fails to provide for on-going commitment hearings during an individual’s continued residence at a State developmental center. In addition, the Plaintiff seeks injunctive relief requiring that the State conduct hearings on notice and with representation for the developmentally disabled individual prior to admission and annually thereafter. Pursuant to L. 2006, c. 61, on May 21, 2007, the Department submitted to the State Legislature an eight-year plan to make community placements for all people who are assessed to be appropriate for community placement and wish to be so placed. The State filed its answer on June 4, 2007. The State is vigorously defending this matter.

Disability Rights New Jersey v. Jennifer Velez (III). Plaintiff, DRNJ filed suit on April 23, 2008 against the Commissioner of the Department of Human Services seeking relief for individuals who are eligible for services from the New Jersey Department of Human Services, Division of Developmental Disabilities (the “Department”), seeking reformation of the Department’s Home and Community Based Waiver services, which are implemented by the Department pursuant to State and federal law. Part of that cost is borne by the federal government as part of the New Jersey Community Care Waiver, which is part of the State’s Medicaid plan. DRNJ alleges that there are approximately 8,000 developmentally disabled persons on the waiting list for community placements. Although both State law and the Medicaid Act allow waiting lists, DRNJ’s suit, brought under 42 U.S.C.A. § 1983, alleges that the waiver program, as currently utilized, violates Title II of the ADA, Section 504 of the Rehabilitation Act, and Sections 1396a(a)(8) and 1396n(c)(2)(C) and (d)(2)(c) of the Medicaid Act. DRNJ seeks an injunction requiring the State to provide the community services within specified reasonable time frames and to eliminate the waiting list within 3 years, as well as other relief, attorneys’ fees other and costs. The State filed a motion for a more definite statement and to strike portions of the complaint, which motion was granted by the court on September 9, 2008. DRNJ filed an amended complaint on September 26, 2008. The State filed a motion to dismiss the complaint on December 31, 2008. The State is vigorously defending this matter.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, on December 8, 1992, after the Department of Environmental Protection (“DEP”) denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the

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State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acres previously developed, and that DEP could not approve development of the 80 remaining acres without first adopting rules. Since DEP had not adopted rules, the trial court held that DEP’s development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. The State filed an appeal of the trial court’s decision and East Cape May Associates filed a cross-appeal. Oral argument was held on May 14, 2001. On July 25, 2001, the Appellate Division affirmed the trial court’s decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. East Cape May Associates petitioned the New Jersey Supreme Court for certification of this decision, which was denied. Upon remand from the Appellate Division, DEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002 and is now implementing those rules. The case remains on remand pending DEP’s full implementation of the regulations. In July 2003, the trial judge referred the case to mediation and appointed former Justice Daniel O’Hern as mediator. On February 17, 2005, mediator Justice O’Hern advised the trial court that mediation had concluded without agreement. A settlement was tentatively reached in January 2008, but the parties were not able to satisfy various settlement contingencies. The parties are in the process of reaching a tentative resolution to this matter which accommodates the concerns of all involved, including the municipality and the American Littoral Society, the environmental amicus. DEP is moving forward to prepare its settlement analysis prior to public comment. The State is vigorously defending this matter.

FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection. This lawsuit was filed in Superior Court, Law Division, Hunterdon County on May 27, 2008 by FiberMark North America, Inc. (“FiberMark”) as owner of the Warren Glen waste water treatment facility (“Warren Glen”) in Hunterdon County. FiberMark’s complaint asserts claims against DEP under the New Jersey Eminent Domain Act, N.J.S.A. 20:3-1 et seq., Article 1, Paragraph 20 of the State Constitution and the 5th and 14th Amendments of the United States Constitution, and for trespass, private nuisance, negligence and dangerous condition under the New Jersey Tort Claims Act, N.J.S.A. 59:1-1 et seq. Specifically, FiberMark alleges that DEP is responsible for unpermitted discharges of landfill pollutants into FiberMark’s waste water treatment lagoon #1 at Warren Glen from a neighboring landfill. FiberMark also claims that it has suffered damages due to incurred maintenance costs for Warren Glen, taxes, utility fees, license fees and operating fees and costs associated with Warren Glen, costs to operate the wastewater treatment system for Warren Glen, costs associated with delay in the clean-up of Warren Glen under the ISRA statutes, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen.

FiberMark claims it is the successor to a 1991 landfill agreement (“1991 Agreement”), by which FiberMark was obligated to receive and treat leachate from the neighboring landfill in FiberMark’s waste water treatment lagoons before discharge into the Musconetcong River. FiberMark claims that as part of a voluntary Chapter 11 bankruptcy petition for reorganization filed in the State of Vermont, the bankruptcy court granted FiberMark’s motion to reject the 1991 Agreement on June 23, 2005. FiberMark claims it has had no responsibility to treat the leachate from the neighboring landfill since that date and has suffered damages from DEP’s alleged illegal discharges of leachate onto Warren Glen, but that DEP forced FiberMark to continue treating leachate discharged from the neighboring landfill from March 2006 through September 13, 2007. In April 2007, DEP successfully rerouted the leachate so that it no longer runs onto Warren Glen and is permanently enjoined, on a prospective basis, from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment entered into by the parties on September 12, 2007 in a related case, FiberMark North America Inc. v. Jackson, previously

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filed in the United States District Court. The State filed its answer to FiberMark’s complaint filed in State court on June 23, 2008. The trial on this matter began on May 4, 2009. At the conclusion of FiberMark’s presentation of its case on May 7, 2009, DEP moved to dismiss the matter. The court granted DEP’s motion to dismiss. FiberMark has indicated that it will file a notice of appeal. The State will vigorously defend this matter.

New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al. In December 2005, the New Jersey Department of Environmental Protection (“NJDEP”), the Commissioner of NJDEP, and the Administrator of the New Jersey Spill Compensation Fund (collectively, “Plaintiffs”) filed suit in the Superior Court, Law Division, Essex County against Occidental Chemical Corporation (“Occidental”), Maxus Energy Corporation (“Maxus”), Tierra Solutions, Inc. (“Tierra”), Repsol YPF, S.A., YPF, S.A., YPF Holdings, Inc. and CLH Holdings, Inc. seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation, a predecessor of defendant Occidental. In November 2008, Maxus and Tierra filed counterclaims against the Plaintiffs seeking, among other things, (a) contribution under the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 to -23.24 (the “Spill Act”), for an equitable share of any Passaic River cleanup and removal costs and damages for which Maxus and Tierra may be found liable, (b) claims under the Environmental Rights Act, N.J.S.A. 2A:35A-1 to 35A-14, and an injunction against the issuance of permits issued in violation of N.J.S.A. 58:14-7 and -8; (c) the abatement of discharges of untreated or inadequately treated wastewater in the Newark Bay Complex; the abatement of pollution sources from outside the Newark Bay Complex; and an order removing NJDEP as trustee for natural resources within the Newark Bay Complex, (d) a judgment finding NJDEP liable for aiding and abetting discharges of polluting matter into the Passaic River, and an injunction prohibiting NJDEP from permitting or condoning the further discharge of polluting matter into the Passaic River or its tributaries, (e) the reduction or extinction of any judgment rendered against Maxus and Tierra under the doctrine of recoupment, (f) a judgment that NJDEP is liable for public nuisance in the event that all or part of the Newark Bay Complex is determined to be a public nuisance; an order imposing on the Plaintiffs’ an equitable share of any relief the court might order on the Plaintiffs’ public nuisance claims, (g) an order setting off the Plaintiffs’ share of liability for discharges of hazardous substances into the Newark Bay Complex and an order setting off any benefits that the Plaintiffs’ have received from activities that contaminated the Newark Bay Complex against any liability that Maxus and Tierra may have, and (h) contribution for a proportionate share of cleanup and removal costs, damages or other losses for which Maxus and Tierra may be held liable or that they have incurred or may incur for the Newark Bay Complex. In February 2009, Maxus and Tierra filed third party complaints against the State, the Department of Agriculture and the Department of Transportation (“NJDOT”) seeking contribution from each of these third party defendants. With respect to NJDOT, Maxus and Tierra allege that hazardous substances were discharged into the Newark Bay Complex from the Kearny Oil Lake Site while NJDOT owned and operated that site and that NJDOT is a dischargee under the Spill Act. The State is vigorously defending this matter.

New Jersey Education Association et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County. Plaintiffs’ third amended complaint alleges that the State violated various constitutional provisions, statutes and common law by failing to fund the Teachers’ Pension and Annuity Fund (“TPAF”) in the amount and manner prescribed by law while increasing the contribution paid by employees who participate in the fund from 3% to 5%. In particular, plaintiffs allege that the Treasurer failed to submit to the Legislature a request for the monies certified by the TPAF’s actuary to be necessary to fund the State’s contribution to the TPAF for Fiscal Years 2004 through 2007 and that the State Legislature failed to properly fund the TPAF as required by law and required the local school boards to increase the employees’ contributions from 3% to 5% in violation of applicable law.

Plaintiffs are seeking a judgment declaring that defendants’ failure to “properly and adequately fund” the TPAF violates various constitutional and statutory provisions, including provisions of the Internal

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Revenue Code of 1986. In their complaint, plaintiffs ask that the defendants be directed to make a payment into the TPAF or in the alternative, that the employees’ contribution be maintained at 3% and not increased. In addition, plaintiffs are seeking attorneys fees, disbursements and costs pursuant to 42 U.S.C. § 188 or any other legal basis.

On April 28, 2004, the State moved to dismiss the complaint for failure to state a claim upon which relief can be granted. Oral argument on the motion was held on June 11, 2004. On July 15, 2004, the court issued its decision granting the State’s motion to dismiss as to claims of violation of the constitutional principles of uniformity and fairness in taxation, violation of the Internal Revenue Code of 1986 and N.J.S.A. 43:3C-9.1, and breach of promissory estoppel. The court denied the State’s motion on the other claims. On or about June 28, 2004, the plaintiffs filed an amended complaint which included allegations of underfunding the TPAF for the Fiscal Year 2005 and which sought an additional payment of $675 million into the TPAF. On November 23, 2004, the State moved to dismiss the amended complaint which motion was denied. The State then moved for leave to appeal to the Appellate Division seeking review of the court’s denial of the State’s motion to dismiss. On January 13, 2005, the Appellate Division denied the State’s motion. On February 2, 2005, the State moved for leave to appeal to the Supreme Court of New Jersey seeking review of the court’s order declining to dismiss the amended complaint against the State. By order dated September 12, 2005, the Supreme Court denied the State’s motion for leave to appeal. On April 2, 2008, the trial court held that the plaintiffs had failed to prove a substantial impairment of a contractual right and dismissed the complaint in its entirety. On May 22, 2008, the plaintiffs filed a notice of appeal. The parties have filed their briefs with the Appellate Division. The Appellate Division has not yet issued a scheduling order or set a date for oral argument. The State is vigorously defending this matter.

Professional Firefighters Association of New Jersey et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County, on October 4, 2005 and was served on the State on October 20, 2005. The plaintiffs’ complaint alleges that the State violated various constitutional provisions (federal and State), statutes and common law by failing to fund the Police and Firemen’s Retirement System (“PFRS”) for Fiscal Year 2004 and Fiscal Year 2005 in the amount required by law. The plaintiffs also challenge the constitutionality of P.L. 2003, c. 108, which reduces the PFRS contributions required of local employers for Fiscal Year 2004 through Fiscal Year 2007. In addition to a judgment declaring that the defendants’ failure to properly and adequately fund PFRS in Fiscal Year 2004 and Fiscal Year 2005 violates various constitutional provisions, statutes and common law, the plaintiffs seek an order requiring the State “to make a payment to PFRS for FY2004 and FY2005 to properly fund the PFRS, in accordance with fiscally responsible actuarial calculations.” On January 26, 2007, the court heard arguments on motions made by the State to dismiss the complaint. On March 13, 2007, the court granted the State’s motion to dismiss three counts of the seven count complaint and to merge the other counts. The only count before the court is the plaintiffs’ claim that the State’s funding decisions constitute an unconstitutional impairment of contract. Discovery in the case is in progress. The plaintiffs filed a motion for summary judgment in August 2008. The State filed a cross-motion for summary judgment to dismiss the complaint, or in the alternative, a stay of the proceedings pending resolution of the New Jersey Education Association et al. v. State of New Jersey et al. matter. Oral argument on the summary judgment motions is scheduled for April 24, 2009. The State is vigorously defending this matter.

AMEC Civil, LLC v. State of New Jersey, Department of Transportation (MON-L-003174-03), (MON-L-004675-03) and (MON-L-3671-04). These matters were filed in the Law Division of the Superior Court of New Jersey in Monmouth County in 2003 and 2004. They involve claims against the New Jersey Department of Transportation (“DOT”) arising from a construction contract involving the N.J. Route 35 Shark River Bridge Replacement in Belmar, New Jersey. Plaintiff alleges that DOT breached the contract on various grounds including, without limitation, the DOT placed limitations on plaintiff’s work hours and work days in the river channel; the DOT gave instructions to plaintiff during a beam erection which resulted in an accident; the project was defectively designed so that it could not be

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constructed as designed; the DOT failed to disclose access problems and differing site conditions; the DOT failed to obtain permits and utility relocations; and the DOT is generally responsible for a host of delay-causing issues resulting in significant alleged damages to the plaintiff. By order of the court dated December 15, 2004, all three matters were consolidated for all purposes. On March 18, 2005, cross-motions for summary judgment on the issues concerning access to the river channel were denied by the court. The discovery period ended on May 9, 2007. In June 2007, the parties took part in mediation in an effort to settle the litigation. Such efforts were unsuccessful. Motions for summary judgment were filed on October 1, 2007. On May 22, 2008, the motions for summary judgment were argued. With one exception (pre-judgment interest), all motions and cross-motions for summary judgment were decided in favor of DOT on December 16, 2008. The plaintiff has filed a motion for reconsideration and other in-limine motions. No trial date has yet been set. The State is vigorously defending these matters.

Railroad Construction Company, Inc. v. State of New Jersey, Department of Transportation. Railroad Construction Corporation, Inc. (“RCC”) filed a complaint on April 21, 2009, in the Superior Court, Law Division, Hunterdon County against the New Jersey Department of Transportation (“DOT”) alleging claims of approximately $47.4 million by RCC against DOT arising from a construction contract. The construction contract was for the construction of weigh stations and commercial vehicle inspection stations with complex weighing/monitoring and signaling systems to monitor truck traffic located in either direction of Route 78, at Exit 6 off of Route 78 in Greenwich Township, Warren County. Additionally, the commercial vehicle inspection station on the eastbound side was expanded for use by the New Jersey State Police to provide offices, a break room and a jail cell. Associated roadway improvements constructed include 15 sign structures, lighting, drainage, reconstruction of two bridges, and removal and replacement of a third bridge. The old weigh station at Exit 3 eastbound was demolished. RCC alleges that DOT breached its contract on various grounds, including, but not limited to: unanticipated rock removal; unusual weather conditions; errors in the construction documents; changes in the character of the work; additional work; inaccurate plans to perform milling and paving; acceleration required by DOT; State shutdown during the summer of 2006; JCP&L utility strike; lane occupancy charges; and subcontractor issues. Completion of the project occurred in summer 2008, but the project closeout is not yet fully complete. The State will vigorously defend this matter.

Twenty First Century Rail Corporation v. New Jersey Transit Corporation. In December 2008, Twenty First Century Rail Corporation (“TFC”) filed claims against the New Jersey Transit Corporation (“NJ Transit”) concerning the construction by TFC of a major portion of the second phase of NJ Transit’s Hudson Bergen Light Rail Transit Project (“HBLRT”). TFC is the prime contractor on the long-term design, construction and operation of the HBLRT. Although the entire project was bid out by NJ Transit as a design/build/operate/maintain contract to be constructed in several major phases, one portion of the second phase was designed in its entirety by NJ Transit’s design consultant firm, Parsons, Brinkerhoff, Quade & Douglass (the “Design Consultant”), for construction by TFC (the “N-30 Tunnel Contract”). The N-30 Tunnel Contract involved the enlargement and rehabilitation of the existing Weehawken Tunnel under the Palisades, the construction of a new street-level station to be connected to the Weehawken Tunnel by an elevator system, and the installation of necessary light rail tracks, signals and communications. The contract with TFC required it to subcontract out the work after soliciting competitive bids. The subcontract was issued by TFC to a joint venture of Frontier-Kemper Constructors, J.F. Shea Construction and Beton-Und Monierbau (collectively, “Frontier-Kemper”). TFC and Frontier-Kemper claim that substantial design errors and omissions by NJ Transit’s Design Consultant led to significant delays on the N-30 Tunnel Contract by Frontier-Kemper, resulting in substantial damages to TFC and Frontier-Kemper. TFC has also asserted claims for breach of contract and breach of the covenant of good faith and fair dealing. TFC and Frontier-Kemper have also asserted claims of unjust enrichment/quantum meruit against NJ Transit and claims for negligence and negligent misrepresentation against the Design Consultant. In March 2009, NJ Transit filed an answer to TFC’s complaint, counterclaims and cross-claims against TFC and Frontier-Kemper and a motion for summary judgment. In March 2009, the Design Consultant filed cross-claims against NJ Transit and a third party complaint against other parties involved in the matter. The State is vigorously defending this matter.

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Horizon Blue Cross Blue Shield of New Jersey v. The State of New Jersey et als. The New Jersey Legislature amended the insurance premiums tax to remove the availability of the insurance premiums tax “cap” for health service corporations. The Legislature projected that the amendment would have a positive revenue effect of approximately $40 million annually. On July 6, 2005, Horizon Blue Cross Blue Shield of New Jersey (“Horizon”) filed a complaint in the Superior Court of New Jersey, Chancery Division, Essex County, contesting this tax amendment and seeking (i) a declaration that the statute is unconstitutional; (ii) to restrain and enjoin the State from collecting the tax; and (iii) other relief. Horizon asserts numerous Federal and State constitutional claims regarding the amendment, including violations of due process, equal protection, special legislation, retroactivity, the takings clause, and the attainder clause, and unauthorized state action under 42 U.S.C. Sec. 1983. The State filed an answer and a motion to transfer the matter to the Tax Court of New Jersey, on August 9, 2005, respectively. On October 28, 2005, the court granted the State’s motion to transfer this matter to the Tax Court of New Jersey.

On February 9, 2006, Horizon filed an order to show cause seeking injunctive relief against enforcement by the State of the amendment. On February 21, 2006, the State filed its opposition to the order to show cause and also filed a cross motion to dismiss Horizon’s Section 1983 and takings clause claims. On February 22, 2006, the Tax Court denied Horizon’s request for injunctive relief, agreeing with the State that the payment of the insurance premium tax pursuant to the amendment did not cause irreparable harm to Horizon. The Tax Court also, on February 22, 2006, denied the State’s cross motion. On May 4, 2006, the State filed a motion to dismiss Horizon’s Section 1983 claim for failure to state a claim. On May 26, 2006, in response to the State’s motion to dismiss Horizon’s Section 1983 claim, Horizon filed a cross motion to compel discovery; which cross motion has been subsequently withdrawn. On June 9, 2006, the Tax Court dismissed Horizon’s Section 1983 claim. On February 2, 2009, Horizon filed a motion for summary judgment. The State filed their opposition and a cross-motion to Horizon’s motion for summary judgment on March 30, 2009. The State is vigorously defending this matter.

Oracle International Corporation v. Director, Division of Taxation On or about March 25, 2009, Oracle International Corporation (“Oracle”) filed a complaint contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) December 17, 2008, Notice of Assessment Relating to Final Audit Determination, imposing Corporation Business Tax for the audit period June 1, 2001, through May 31, 2007. Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds, including the claim that the State’s throw out rule under N.J.S.A. 54:10A-6(b) is facially invalid and unconstitutional as applied under the State and federal constitutions. The State intends to vigorously defend this matter.

New Jersey Self-Storage Association, etc., et al. v. Jon Corzine, et al. (II) On or about January 12, 2007, the New Jersey Self-Storage Association (the “Plaintiff”) field a complaint in the New Jersey Superior, Chancery Division, Monmouth County. The Plaintiff seeks a declaration under N.J.S.A. 2A:16-50 that the enactment of the new seven (7) percent sales tax on self-storage receipts violates several Federal and State constitutional provisions including, violations of due process and equal protection, the takings clause, the special legislation clause and the uniformity clause. On March 5, 2007, the State filed a motion (in lieu of an answer) to dismiss the complaint, or in the alternative, to transfer this matter to the Tax Court of New Jersey. On April 24, 2007, the Court granted the State’s motion to transfer this matter to the Tax Court of New Jersey. In December 2007, the plaintiff filed a motion for summary judgment. On February 19, 2008, the State filed its brief in opposition to the plaintiff’s motion for summary judgment and cross-moved for summary judgment. Arguments on the matter were held on May 23, 2008. On June 25, 2008, the Tax Court ruled in favor of the State denying the plaintiff’s motion for summary judgment and granted the State’s cross-motion for summary judgment dismissing four of the plaintiff’s five Federal and State constitutional claims. The plaintiff advised the Tax Court on July 25, 2008, that the plaintiff would not pursue their remaining Federal and State constitutional claim based on the takings clause. The Plaintiff filed a notice of appeal on August 22, 2008 with the Appellate Division. On November 26, 2008, the Plaintiff withdrew its appeal.

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Lukens v. State of New Jersey. This suit was filed on December 16, 2008 in the Superior Court, Law Division, Atlantic County by Charles Lukens, Doris Mann Lukens and Liberty & Prosperity 1776, Inc. (the “Plaintiffs”). Plaintiffs seek a declaration that the amendment to the Debt Limitation Clause of the New Jersey Constitution (Article VIII, Sec. 2 , para 3.), specifically to paragraph (b) of Article VIII, Sec. 2, para. 3 of the State Constitution adopted as Senate Concurrent Resolution No. 39 by the State Legislature and approved by the voters at the general election on November 4, 2008, is unconstitutional. The Plaintiffs claim that the ballot question and the interpretative statement were defective. On February 23, 2009, by order of the court, venue for this matter was changed to the Superior Court, Law Division, Mercer County. The State intends to vigorously defend this matter.

Currently, Standard & Poor’s, a division of The McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds AA. Moody’s Investor’s Service, Inc. and Fitch, Inc. rate the State of New Jersey’s general obligation bonds Aa3 and AA-, respectively.

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APPENDIX J

ECONOMIC AND FINANCIAL CONDITIONS IN NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State” or “New York”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Trust has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Trust invests.

New York City

General. The City, with a population of approximately 8,000,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2008 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2009 and 2010 fiscal years in accordance with GAAP except for the application of Statement No. 49 of the Government Accounting Standards Board (“GASB 49”) as described below. The City’s current financial plan projects budget gaps for each of the 2011 through 2013 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.

The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2009 through 2012 fiscal years submitted to the New York State Financial Control Board (the “Control Board”) on June 30, 2008 (the “June Financial Plan”) and Modification No. 09-3 to the June Financial Plan and the financial plan for the 2010 through 2013 fiscal years submitted to the Control Board on May 1, 2009 (as so modified the “2009-2013 Financial Plan” or “Financial Plan”). The City’s projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State legislation and policies affecting the City and the cost of future labor settlements.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. (See “Certain Reports” herein).

City’s Financing Program. Implementation of the Financial Plan is dependent upon the City’s ability to market successfully its bonds and notes, including revenue and tax anticipation notes that it may issue under certain circumstances to finance seasonal capital requirements. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

2009-2013 Financial Plan. For the 2008 fiscal year, the City’s General Fund had an operating surplus of $4.64 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2008 fiscal year is the twenty-eighth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

The City’s expense and capital budgets for the 2009 fiscal year were adopted on June 29, 2008. The June Financial Plan, which was consistent with the City’s expense and capital budgets as adopted for the 2009 fiscal year, projected revenues and expenses for the 2009 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, as described below. The June Financial Plan projected gaps of $2.3 billion, $5.2 billion and $5.1 billion in fiscal years 2010 through 2012, respectively.

On May 1, 2009, the Mayor released his Executive Budget for the 2010 fiscal year and the City submitted to the Control Board the Financial Plan for the 2009 through 2013 fiscal years which relates to the City and certain entities that receive funds from the City and which was consistent with the Mayor’s Executive Budget. The Financial Plan is a modification to the June Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on November 12, 2008 and January 30, 2009 (the “January Financial Plan”). The Financial Plan projects revenues and expenses for the 2009 and 2010 fiscal years balanced in accordance with GAAP, except for the application of GASB 49 as described below, and projects gaps of $4.6 billion, $5.2 billion and $5.4 billion in fiscal years 2011 through 2013, respectively, after implementation of a gap-closing program described below.

The Financial Plan reflects decreases, since the June Financial Plan, in projected net revenues of $239 million, $4.0 billion, $3.8 billion and $4.1 billion in fiscal years 2009 through 2012, respectively. Changes in projected revenues include: (i) decreases in personal income tax revenues of $335 million, $1 billion, $918 million and $992 million in fiscal years 2009 through 2012, respectively; (ii) an increase in business tax revenues of $74 million in fiscal year 2009 and decreases in business tax revenues of $953 million, $880 million and $732 million in fiscal years 2010 through 2012, respectively; (iii) net decreases in other tax revenues of $187 million, $2.1 billion, $2.0 billion and $2.4 billion in fiscal years 2009 through 2012, respectively, primarily resulting from decreases in real property transfer and sales taxes; (iv) increases of $17 million, $13 million and $13 million, in fiscal years 2010 through 2012, respectively, as a result of the expansion of the red-light traffic camera program; (v) a net increase in other non-tax revenue of $84 million and $111 million in fiscal years 2009 and 2010, respectively, and net decreases in other non-tax revenues of $49 million and $7 million in fiscal years 2011 and 2012, respectively; and (vi) an increase of $125 million in fiscal year 2009 from restitution agreements. Decreases in projected revenues reflect the weakening of the City economy since the June Financial Plan. A rapid deceleration in the nation’s economic activity combined with the financial market turmoil that worsened in September 2008 has stressed the City’s securities and real estate industries more than anticipated in the June Financial Plan. The economic forecasts underlying the projections in the Financial Plan reflect New York Stock Exchange member firm losses of $42.6 billion in calendar year 2008, compared to the $7.1 billion in gains assumed in the June Financial Plan. The Financial Plan reflects an assumption of private sector job losses of 314,000 in the forecast two-year downturn period corresponding to fiscal years 2009 through 2010, compared to 89,000 job losses assumed in the June Financial Plan during the then forecast one-year downturn from the second quarter in calendar year 2008 to the second quarter of calendar 2009. The Financial Plan assumption is based on the assumption of national job losses of approximately 7.3 million through the first half of calendar year 2010. So far through April 2009, the nation has lost 5.7 million jobs. The Financial Plan also reflects an assumption that total wage earnings will contract by 10.7 percent in calendar year 2009, and contract further by 4.8 percent in calendar year 2010, compared to an estimated decline of 3.6 percent assumed in calendar year 2009 in the June Financial Plan.

The Financial Plan also reflects, since the June Financial Plan, a decrease in projected net expenditures of $835 million in fiscal year 2009 and increases in projected net expenditures of $274 million, $121 million and $69 million in fiscal years 2010 through 2012, respectively. Changes in projected expenditures include: (i) increases to pension contributions of $96 million, $348 million and $615 million in fiscal years 2009, 2011 and 2012, respectively; (ii) a decrease in pension contributions of $110 million in fiscal year 2010; (iii) reductions in the contributions to the Retiree Health Benefits Trust Fund of $82 million, $395 million and $672 million in fiscal years 2010 through 2012, respectively, effectively drawing down the balance in that fund by those amounts in the respective fiscal years; (iv) increases in expenses of $44 million, $162 million, $112 million and $116 million in fiscal years 2009 though 2012, respectively, associated with State budget actions; (v) decreases in energy expenditures of $94 million, $134 million, $63 million and $13 million in fiscal years 2009 through 2012, respectively; (vi) a reduction in prior year payables of $500 million and a reduction in the general reserve of $260 million in fiscal year 2009; (vii) decreases in debt service costs of $188 million, $47 million, $130 million and $232 million in fiscal years 2009 through 2012, respectively; (viii) the delay of $104 million in agency expenditures from fiscal year 2009 to fiscal year 2010; and (ix) increases in other expenses of $171 million, $381 million, $249 million and $255 million in fiscal years 2009 through 2012, respectively.

In addition, the Financial Plan sets forth a gap-closing program to maintain budget balance in fiscal year 2010, to increase the forecast transfer of financial resources from fiscal year 2009 to fiscal year 2010 and to reduce previously projected gaps for each of fiscal years 2011 and 2012. The gap-closing actions include: (i) agency programs reflecting reduced agency expenditures or increased revenues totaling $507 million, $2.2 billion, $2.1 billion and $2.1 billion in fiscal years 2009 through 2012, respectively, and include City personnel headcount reductions through either layoffs or attrition of approximately 13,500 positions; (ii) the early rescission of the 7 percent property tax reduction effective January 1, 2009 resulting in increased revenue of $576 million in fiscal year 2009; (iii) the elimination of the $400 property tax rebate resulting in increased revenues of $256 million in each of fiscal years 2010 through 2012; (iv) the decrease in City-funded Medicaid expenses of $447 million, $850 million and $295 million in fiscal years 2009 through 2011, respectively, from the temporary increase in the federal Medicaid share provided through the ARRA; (v) annual savings of $200 million in pension costs commencing in fiscal year 2010 as a result of reforms to pension benefits for new employees which requires agreement of the municipal unions and enactment by the State legislature; and (vi) restructuring employee health benefits for savings of $357 million and $386 million in fiscal years 2011 and 2012, respectively (in addition to the health benefit savings of $200 million in each of fiscal years 2010 through 2012 assumed in the June Financial Plan), which require agreement of the municipal unions.

The gap-closing program also reflects anticipated State actions of $88 million, $1.0 billion, $1.1 billion and $1.2 billion in fiscal years 2009 through 2012, respectively, which includes: (i) miscellaneous revenues of $100 million, $160 million and $140 million in fiscal years 2010 through 2012, respectively, from the implementation of a consumer plastic bag use fee; and (ii) increased sales tax yielding revenues of $88 million, $946 million, $981 million and $1.0 billion in fiscal years 2009 through 2012, respectively, as a result of changes in State law assumed to be effective June 1, 2009 including the repeal of the sale tax exemption on clothing with estimated increased revenues of $36 million, $394 million, $409 million and $439 million in fiscal years 2009 through 2012, respectively, and an increase of 0.50 percent in the sales tax rate with estimated increased revenues of $52 million, $552 million, $572 million and $608 million in fiscal years 2009 through 2012, respectively.

The Financial Plan also reflects, since the June Financial Plan, an increase in the provision for prepayments of future expenses of $2.2 billion in fiscal year 2009 resulting in net benefit of $2 billion and $180 million in fiscal years 2010 and 2011, respectively, as a result of decreased expenditures or increased revenues.

The Financial Plan does not reflect the impact on the City of the legislation enacted by the State legislature on May 6, 2009 and signed by the Governor on May 7, 2009, providing assistance to the Metropolitan Transportation Authority (“MTA”) through increased revenues from new taxes and fees. The new taxes include a payroll tax on employers in the counties served by the MTA which, based on preliminary estimates by the City, will increase City expenses by $13 million, $70 million, $78 million and $80 million in fiscal years 2009 through 2012, respectively.

Since the release of the Financial Plan, revenue collections have been approximately $250 million below fiscal year 2009 projections in the Financial Plan, primarily due to lower than expected personal income tax revenue collections.

The Financial Plan does not make provision for increased pension expenditures if pension fund losses are greater than the twenty percent losses forecast in the Financial Plan in fiscal year 2009 or if the returns forecast in the Financial Plan in each of fiscal years 2010 through 2012 are less than the 8 percent returns forecast in the Financial Plan. Each 1 percent reduction in fiscal year 2009 below the assumed rate would result in additional pension expenditures of $15 million and $27 million in fiscal years 2011 and 2012, respectively.

The Financial Plan does not reflect the additional expense budget costs that may be incurred, commencing in fiscal year 2011, unless there is a change in applicable law, as a result of GASB 49 relating to the accounting treatment of pollution remediation costs. Currently, many of these costs are included in the City’s capital budget and financed through the issuance of bonds. The Control Board, pursuant to existing authorization under the New York State Financial Emergency Act For The City of New York (the “Financial Emergency Act”), has approved a phase-in of the budgetary impact of GASB 49, enabling the City to continue to finance with the issuance of bonds certain remediation costs for projects authorized prior to fiscal year 2011 and, consequently, to achieve balance in fiscal year 2009 in accordance with GAAP, except in the application of GASB 49. The City is proposing legislation amending the Financial Emergency Act to authorize the Control Board to permit the permanent waiver of the budgetary impact of GAAP changes that would have a substantial adverse impact on the delivery of essential services in the City, such as those included in GASB 49. If such legislation were not enacted or the Control Board did not further delay or waive the implementation of GASB 49 for budgetary purposes, there would be significant increased costs to the City’s expense budget starting in fiscal year 2011 as a result of GASB 49.

For information on reports issued and to be issued by the City Comptroller and others reviewing and commenting on the January Financial Plan and the Financial Plan and identifying various risks, see “Certain Reports” below.

Recent Development. On June 19, 2009, the City’s expense and capital budgets for the 2010 fiscal year were adopted. The City’s Office of Management and Budget has issued several reports detailing the amendments made to the Mayor’s Executive Budget by the City Council. Reference is made to these reports for a further discussion of the amendments and their affect on the Financial Plan.

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2009 through 2013 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the New York City Health and Hospitals Corporation (“HHC”) and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. (See “Certain Reports” herein).

The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City’s control, will be realized.

Personal Service Costs and Other Post-Employment Benefits. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 267,991 on June 30, 2009 to an estimated level of 256,723 by June 30, 2013.

Other Fringe Benefits includes $1.1 billion, $1.6 billion, $1.5 billion, $1.4 billion and $2.2 billion in fiscal years 2009 through 2013, respectively, for other post-employment benefits (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis. Other Fringe Benefits in fiscal year 2009 reflects lowered expense of $460 million as a result of the prepayment in fiscal year 2008 of that amount into the Retiree Health Benefits Trust. Other Fringe Benefits reflects lowered expense of $82 million, $395 million and $672 million in fiscal years 2010 through 2012, respectively, as a result of reduced contributions to the Retiree Health Benefits Trust Fund in those years. For fiscal year 2008, the City reported an OPEB liability of $63.3 billion in its government-wide financial statements, based upon an actuarial valuation and in accordance with Statement No. 45, “Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions” (“GASB 45”) of the Governmental Accounting Standards Board. There is no requirement to fund such liability.

The Reserve for Collective Bargaining contains funds for the cost of collective bargaining increases for labor contracts not yet settled, consistent with the settled contract patterns through final contract expiration dates in the period March 2010 to July 2012. The pattern for the final two years for each contract provides for 4% annual wage increases for all collective bargaining units and an additional 1.59% for longevity or salary schedule increases for uniformed employees. After the expiration of each contract, the Financial Plan assumes annual increases of 1.25%.

Anticipated Labor Actions reflects savings of $200 million annually in fiscal years 2010 through 2013 as a result of pension reform which requires approval of collective bargaining units and the State, and health benefits savings of $200 million, $557 million, $586 million and $618 million in fiscal years 2010 through 2013, respectively, which requires approval of collective bargaining units.

Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for fiscal years 2010-2011 and thereafter will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions could have adverse effects of the City’s cashflows or revenues.

Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

On March 9, 2009, the City Comptroller released a report entitled “Comments on the Preliminary Budget for FY 2010 and the Financial Plan for FYs 2009-2013.” The City Comptroller anticipates that the City’s downturn in 2009 will not be as sharp as portrayed in the January Financial Plan. However, he anticipates the local economic recovery will be more tentative, and tax collections more anemic. This more pessimistic view underlies the expectation of lower tax collection through the January Financial Plan period. In fiscal year 2009, the City Comptroller projects that collections of the business, sales and real-estate related taxes will fall short of the January Financial Plan forecast based on current collection trends. Legislation to increase sales taxes has not been acted upon by the State Legislature, so $77 million of sales tax revenue are also at risk. Additionally, the City Comptroller identifies a risk of $242 million pertaining to the assumption that there will be a partial restoration of revenue sharing by the State, and an overtime spending risk of $112 million. These risks will be partly offset by restitution agreements achieved by the Manhattan District Attorney’s Office that are $125 million greater than anticipated in the fiscal year 2009 budget, and the timing of the enhanced funding for Federal Medical Assistance Percentage from the ARRA that would reduce the City’s Medical assistance spending by $607 million. Overall, however, the City Comptroller projects that the State’s interpretation of language in the ARRA would leave the City $82 million short of its projections. Despite a more pessimistic overall tax revenue forecast, the City Comptroller expects gradual return to normal levels of real estate transactions volume beginning in 2010. As a result real estate related taxes are expected to exceed the January Financial Plan in fiscal year 2010. Overall, risks to the sales, personal and business income taxes outweigh any upside to the City Comptroller’s real estate related tax revenues. In the outyears of the January Financial Plan, the bulk of the risks result from gap closing initiatives that rely on actions by third parties. Specifically, the January Financial Plan projects an average of $1 billion annually in budget relief in each of fiscal years 2010 through 2013 from proposed health insurance restructuring and employee premium contribution, pension reform and the restoration of State revenue sharing. These actions require either State or labor union approval. In addition, the January Financial Plan assumption of additional sales tax revenues from sales tax increases would also require State legislative approval. In the opinion of the City Comptroller, until there is some indication from the State or labor unions on how they will proceed with these proposals, the outcomes remain uncertain.

In his March report, the City Comptroller identified net risks for fiscal years 2009 through 2012 which, when added to the results projected in the January Financial Plan, would result in gaps of $54 million, $1.865 billion, $6.684 billion, $6.982 billion and $6.862 billion in fiscal years 2009 through 2013, respectively. The differences from the January Financial Plan projections resulted in part from the City Comptroller’s expenditure projections which are lower than those in the January Financial Plan by $502 million in fiscal year 2009 and higher by $931 million, $1.898 billion, $1.258 billion and $1.198 billion in fiscal years 2010 through 2013, respectively, resulting from: (i) the possibility that the Mayor’s proposal to restructure the City’s health insurance would not produce the savings projected in the

January Financial Plan, which would result in increased costs of $200 million in each of fiscal years 2010 through 2013; (ii) increased overtime expenditures of $112 million in fiscal year 2009, $142 million in 2010 and $100 million in each of fiscal years 2011 through 2013; (iii) decreased medical assistance costs of $607 million in fiscal year 2009 and an increase of $77 million in fiscal year 2010 and $612 million in fiscal year 2011; (iv) estimated increased costs of $500 million in each of fiscal years 2011 through 2013 as a result of GASB Statement No. 49; (v) projected savings in judgment and claims expenses of $7 million, $45 million, $100 million, $160 million and $225 million in fiscal years 2009 through 2013, respectively; (vi) increased expenditures of $357 million, $386 million, $418 million and $423 million in fiscal years 2010 through 2013, respectively, as a result of the uncertainty of the ten percent employee health insurance premium contribution; and (vii) increased expenditures of $200 million in each of fiscal years 2010 through 2013 as a result of the uncertainty of implementing a new pension tier. The differences from the January Financial Plan also resulted from the City Comptroller’s revenue projections. The report estimated that (i) property tax collections would be lower by $14 million and $40 million in fiscal years 2010 and 2011, respectively, and higher by $26 million and $38 million in fiscal years 2012 and 2013, respectively; (ii) personal income taxes would be lower by $565 million, $655 million and $495 million in fiscal years 2011 through 2013, respectively; (iii) business taxes would be lower by $115 million, $170 million, $404 million, $555 million and $525 million in fiscal years 2009 through 2013 respectively; (iv) sales taxes would be lower by $237 million, $989 million, $1.0 billion, $1.057 billion and $1.083 billion in fiscal years 2009 through 2013, respectively; and (v) real estate related taxes would be lower by $87 million in fiscal year 2009 and higher by $481 million, $676 million, $798 million and $810 million in fiscal years 2010 through 2013, respectively. The result was a net shortfall of tax revenues of $439 million, $692 million, $1.333 billion, $1.443 billion and $1.255 billion in fiscal years 2009 through 2013, respectively. The City Comptroller also projected a gain of $125 million in 2009 from restitution agreements achieved by the Manhattan District Attorney’s Office and a reduction in revenues of $242 million in each of the fiscal years 2009 through 2013 because it is uncertain if the State will restore revenue sharing to 2008 levels.

On March 12, 2009, the staff of the OSDC issued a report on the January Financial Plan. The OSDC report observed that the City will end the current fiscal year in balance given its substantial reserves, and that considerable progress has been made in closing the fiscal year 2010 budget gap. The January Financial Plan, however, includes $2.1 billion in budget risks for fiscal year 2010 and the fiscal year 2011 budget gap remains formidable at $6 billion (by OSDC’s estimation). The OSDC report states that the January Financial Plan is likely to undergo significant changes after the State adopts a new budget and acts on the City’s budget proposals, the benefits of the federal economic stimulus bill are taken into account and the City addresses known budget risks. The report also states that while the federal stimulus bill recently signed into law by the President will help New York State and New York City balance their budgets over the next two years and will offset cuts in State education aid proposed by the Governor, the need for governmental reform has not been diminished given the long-term trends.

The report identified possible risks to the January Financial Plan of $323 million, $2.151 billion, $2.766 billion, $2.786 billion and $2.872 billion in fiscal years 2009 through 2013, respectively. When combined with the results projected in the January Financial Plan, the report estimated that these risks, mostly from proposed actions that are outside of the Mayor’s direct control, could result in budget gaps of $2.151 billion, $5.977 billion, $6.825 billion and $7.039 billion in fiscal years 2010 through 2013, respectively. The risks to the January Financial Plan identified in the report include: (i) failure to rescind the cuts in the State revenue-sharing of $242 million in each of fiscal years 2009 through 2013; (ii) failure to raise City sales tax rate resulting in a loss of revenue of $25 million, $302 million, $304 million, $316 million and $332 million in fiscal years 2009 through 2013, respectively; (iii) failure to eliminate the sales tax exemption on clothes resulting in a loss of revenue of $36 million, $394 million, $409 million, $439 million and $462 million in fiscal years 2009 through 2013, respectively; (iv) failure to broaden sales tax coverage resulting in a loss of revenue of $16 million, $198 million, $207 million, $217 million and $229 million in fiscal years 2009 through 2013, respectively; (v) failure to restructure employee health insurance costs resulting in an increased cost of $557 million, $586 million, $618 million and $653 million in fiscal years 2010 through 2013, respectively; (vi) failure to enact lower-cost pension plans for new employees resulting in an increased cost of $200 million in each of fiscal years 2010 through 2013, respectively; (vii) failure to enact a 5-cent fee on plastic bags resulting in the loss of revenue of $100 million, $160 million, $140 million and $140 million in fiscal years 2010 through 2013, respectively; (viii) failure to receive additional Federal Medicaid Assistance Percentage resulting in a loss of $50 million in fiscal years 2010 and 2011; (ix) failure to achieve various agency actions resulting in either increased expenses or reduced revenues of $4 million, $58 million, $58 million, $64 million and $64 million in fiscal years 2009 through 2013, respectively; (x) higher than forecast overtime costs of $50 million in each of fiscal years 2010 through 2013; and (ix) implementation of GASB Statement No. 49 resulting in additional expenses of $500 million in each of fiscal years 2011 through 2013, respectively.

In addition to the adjustments to the January Financial Plan projections, the OSDC report identified two additional risks that could have a significant impact on the City. First the January Financial Plan assumed that the pension funds would lose 20 percent on their investments in fiscal year 2009, while the OSDC report indicated that pension fund investments had lost 30 percent through February 27, 2009. The report stated that should the downward trend continue through the end of fiscal year 2009, future City contributions to the pension funds could increase by $180 million, $326 million and $453 million in fiscal years 2011 through 2013, respectively. Second, the OSDC report noted that if after the expiration of current or tentative collective bargaining agreements, should wage increases be negotiated at the projected rate of inflation rather than the 1.25 percent per annum provided for in the January Financial Plan, the result would be increased costs of $190 million, $481 million and $868 million in fiscal years 2011 through 2013, respectively.

The OSDC report also noted that certain City-related public entities which face significant financial challenges could affect the City during the January Financial Plan years. These entities include, among others, the MTA, the Housing Authority and HHC. Additionally, the OSDC report identified increased cost estimates and construction delays relating to the rebuilding at the World Trade Center site, rising other post-employment benefit costs and major litigation as issues that could significantly impact the January Financial Plan. The OSDC report did not quantify the potential financial impact on the City from these issues.

On March 18, 2009, the staff of the Control Board issued a report on the January Financial Plan. The report observed that the January Financial Plan reflects the continued worsening of the national and City economies, and that the impact on tax collections has forced the City to reduce its revenue estimates and propose expenditure reductions and tax increases. The Control Board report states that their review of the January Financial Plan identified large risks mainly because most of the actions proposed are outside of the City’s control. It noted that the agency program is largely achievable, and it appears that the City will receive most of what it has planned for in federal assistance in Medicaid. It also noted, however, there has not been any discernable progress made in the proposals for sales tax increases, restoration of revenue sharing aid and labor savings. In addition, the Control Board believes that the City’s assumptions for a recovery in the outyears of the January Financial Plan may be optimistic.

The report quantified certain risks to the January Financial Plan. The report identified possible net risks of $328 million, $2.097 billion, $3.291 billion, $3.304 billion and $3.340 billion in fiscal years 2009 through 2013, respectively. When combined with the results projected in the January Financial Plan, these net risks would result in estimated gaps of $328 million, $2.097 billion, $6.502 billion, $7.343 billion and $7.507 billion in fiscal years 2009 through 2013, respectively. The risks identified in the report result from: (i) a reduction in non-property tax collections of $500 million, $350 million and $200 million in fiscal years 2011 through 2013, respectively; (ii) a reduction in property tax collections of $100 million, $200 million and $300 million in fiscal years 2011 though 2013, respectively; (iii) increased uniformed services overtime expenses of $59 million, $104 million, $83 million, $82 million and $82 million in fiscal years 2009 through 2013, respectively; (iv) estimated increases related to the funding of pollution remediation projects in the City’s expense budget instead of its capital budget of

$500 million in each of fiscal years 2011 through 2013; (v) failure to implement increased sales taxes of $77 million, $894 million, $920 million, $972 million and $1.023 billion in fiscal years 2009 through 2013, respectively; (vi) failure to achieve health insurance savings of $557 million, $586 million, $618 million, and $653 million in fiscal years 2010 through 2013, respectively; (vii) failure to implement a new pension tier of $200 million in each of fiscal years 2010 through 2013; (viii) failure to rescind the State cut in revenue sharing of $242 million in each of fiscal years 2009 through 2013; and (ix) a failure to implement the plastic bag user fee of $100 million, $160 million, $140 million and $140 million in fiscal years 2010 through 2013, respectively.

The Control Board report estimates that the market value of the City’s pension system assets had suffered an investment loss of approximately 30 percent as of the date of the report. In the event that the fiscal year end loss is 30 percent, the report projected the City would be required to allocate additional funding towards the pension funds of $431 million, $794 million and $1.2 billion in fiscal years 2011 through 2013, respectively.

Each of the City Comptroller, OSDC and Control Board have or intend to issue updated reports prior to the date hereof. Reference is made to such reports for their further discussion of the risks to the Financial Plan.

Outstanding Indebtedness. As of March 31, 2009, the City had approximately $36.996 billion of outstanding net long term debt.

Water and Sewer. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2010 through 2019, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $12.8 billion. The City’s Capital Commitment Plan for fiscal years 2009 through 2013 reflects total anticipated City-funded water and sewer commitments of $8.9 billion which are expected to be financed with the proceeds of Water Authority debt.

Transitional Finance Authority. The TFA is authorized to issue $13.5 billion of obligations for general City capital purposes, all of which have been issued. Such obligations are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. To date, the TFA has issued $3.67 billion of Building Aid Revenue Bonds and expects to issue $830 million, $250 million, $800 million, $700 million and $750 million of such bonds in fiscal years 2009 through 2013, respectively.

Litigation. The City is a defendant is a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims described below are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2008 amounted to approximately $5.7 billion.

New York State

The New York Economy and Demographics. The State Division of the Budget (“DOB”) estimated in the State’s Annual Information Statement, dated May 15, 2009 (the “AIS”), that the New York State economy experienced a business cycle peak in August 2008, fully eight months after the nation as a whole. However, as the epicenter of the global financial crisis, it is likely that the State downturn could be deeper than those of the recent past. Data released since January indicate that the fourth quarter of 2008 was a significant turning point for the State economy. The 3-month increase in the State unemployment rate from November to February on a seasonally adjusted basis was the largest, in both absolute and percentage terms, over the history of the series. Although there was no change from February to March, the March rate was fully three percentage points above its year ago value. Initial unemployment benefit claims for March 2009 were up 75.3 percent from the same month in 2008. As a result, State private sector employment is now projected to fall 2.5 percent for 2009, followed by a decline of 0.3 percent for 2010.

The securities industry has seen an unprecedented decline in profitability since the third quarter of 2007. With the investment banking industry as we knew it now gone, the profit levels achieved earlier in the decade may no longer be attainable. Consequently, DOB projects a decline in State wages for 2009 of 4.2 percent, the largest annual decline in the history of the Quarterly Census of Employment and Wage data. Wage growth for 2010 has been revised down to 2.0 percent.

The current downturn has spread far beyond Wall Street. DOB now projects significant declines in every sector of the economy except for education and health care and social assistance. Falling U.S. corporate earnings is reducing the demand for the State's business and professional services, where some of the largest job losses are expected. Large rates of decline are also expected for financial services, manufacturing, and construction. Credit market conditions and rising debt default rates are expected to continue to depress real estate activity, particularly in the commercial sector where high-value transactions contribute significantly to state and local government revenues. The volume of such transactions can be expected to fall as office vacancy rates rise; the downtown New York City office vacancy rate rose 32 percent between the fourth quarter of 2007 and the fourth quarter of 2008, while the midtown rate rose 67 percent.

The current recession has been characterized by a loss of vast sums of wealth from both a depressed equity market and a depressed real estate market. The simultaneous decline of both markets distinguishes current economic conditions from those that existed during the last recession. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed since its third quarter 2007 peak. Consequently, the DOB is projecting even larger declines in taxable income than occurred during the last recession. New York State adjusted gross income fell 5.5 percent in 2001 and another 4.4 percent in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. For 2008 and 2009, declines of 7.1 percent and 7.9 percent are projected, respectively. The loss of wealth, along with declining State employment and income, is also having an impact on household spending, depressing taxable sales as well.

All of the current risks to the U.S. economic forecast apply to the State forecast as well, although as the nation’s financial capital, financial market uncertainty poses a particularly large degree of risk for New York. Lower levels of financial market activity than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State’s downturn, producing weaker employment and wage growth than projected. Weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple though the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, Federal and state governments began reporting employment and wage statistics in accordance with the new industrial classification system (“NAICS”) industrial classification system.

Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment. As defined under NAICS, the trade, transportation, and utilities supersector accounts for the largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for more than four of every ten nonagricultural jobs in New York and, except for leisure and hospitality, each accounts for a higher proportion of total State employment than for the nation as a whole. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities. Federal, State and local governments together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total wages is particularly large for the State relative to the nation. Thus, the State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector

Economic and Demographic Trends. In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-1991 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed.

Total State nonagricultural employment has declined as a share of national nonagricultural employment. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

Recent Events. The Governor’s Executive Budget for the 2009-2010 fiscal year projected ending the 2009-2010 fiscal year in balance on a cash basis. The State Legislature completed action on the $131.8 billion budget for the 2009-2010 fiscal year on April 3, 2009 (the “Enacted Budget”). The Enacted Budget enabled the State to end its 2008-2009 fiscal year in balance on a cash basis.

The AIS reflects the Enacted Budget and revisions to the spending estimates therein through May 1, 2009, the date of the State Financial Plan.

In the AIS, DOB noted that the Enacted Budget for 2009-2010 closes the largest budget gap ever faced by the State. The combined current services budget gap for 2008-2009 and 2009-2010 totaled $20.1 billion (2008-2009: $2.2 billion; 2009-2010: $17.9 billion), before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid. For perspective, the two-year budget gap that needed to be closed was equal to approximately 37 percent of total General Fund receipts in 2008-2009. The cumulative gap for the five-year planning period from 2008-2009 through 2012-2013, before approved gap-closing actions, totaled $85.2 billion.

DOB elaborated on scale of and reasons for the current-services gap in the AIS highlighting that the combined current-services gap for 2008-2009 and 2009-2010 grew steadily over the past year, increasing four-fold since May 2008. The $15 billion increase in the combined gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the current economic downturn and dislocation in the financial markets. The current recession has been characterized by a loss of vast sums of wealth from depressed equity and real estate markets. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed nationwide since the third quarter of calendar year 2007. DOB expects this development to have a substantial impact on taxable income and, by extension, State tax receipts. To understand the impact of the downturn on income, a comparison to the last recession is instructive: New York State adjusted gross income fell by $28 billion in 2001 and another $21 billion in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. In contrast, gross income losses of $52 billion in 2008-2009 and $53 billion in 2009-2010 — or more than twice the last recession — are projected.

Deficit Reduction Plan. The AIS describes the various actions taken to close the current-services gap. The gap-closing plan for 2008-09 and 2009-10 was enacted in two parts. First, in early February 2009, the Governor and Legislature approved a deficit reduction plan (“DRP”) for 2008-2009. The DRP provided approximately $2.4 billion in savings over the two-year period, reducing the combined gap from $20.1 to $17.7 billion. Second, in March 2009, the Governor and Legislature reached final agreement on a budget for 2009-2010, with the Legislature completing action on all appropriations and enabling legislation to implement the budget on April 3, 2009 (all debt service appropriations for 2009-2010 were enacted on March 5, 2009). The Enacted Budget Financial Plan includes $11.5 billion in gap-closing actions, beyond the $2.4 billion approved in the DRP, for a total of $13.9 billion in gap-closing actions.

To close the two-year budget gap in 2008-2009 and 2009-2010, the Governor and Legislature approved a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions (more than half of which were used in 2008-2009 to close a gap that opened in the last half of the fiscal year). The most significant actions include freezing the foundation aid and Universal Pre-Kindergarten education aid programs at 2008-09 levels; eliminating the Middle-Class School Tax Relief (“STAR”) rebate program (but maintaining the STAR exemption program that will provide $3.5 billion in property tax relief); instituting Medicaid cost-containment; reducing the size of the State workforce; and increasing personal income tax rates on high-income earners.

In addition, the gap-closing plan includes $6.15 billion in direct fiscal relief that the Federal government is providing to the State under the American Recovery and Reinvestment Act of 2009 (“ARRA”) to stabilize State finances and help prevent reductions in essential services. This extraordinary aid consists of $5 billion in State savings resulting from a temporary increase in the amount of Medicaid spending that is paid for by the Federal government and $1.15 billion in Federal aid provided by the ARRA State Fiscal Stabilization Fund to restore proposed reductions in education, higher education, and other essential government services.

Out-Year Forecasts. In the AIS, DOB estimated that, after gap-closing actions and Federal aid, the General Fund and Health Care Reform Act (“HCRA”) Financial Plan for 2009-2010 is balanced, and leaves budget gaps of $2.2 billion in fiscal year 2010-2011, $8.8 billion in fiscal year 2011-2012, and $13.7 billion in 2012-13. As required by law, the State ended the 2008-09 fiscal year in balance in the General Fund and HCRA. The State received $1.3 billion in Federal aid under ARRA in 2008-2009, of which it used $624 million to eliminate the 2008-2009 gap, and $675 million that it applied to close a portion of the 2009-2010 gap. Based on the estimates utilized by DOB in the AIS, the cumulative budget gap for the five-year period (2008-2009 through 2012-2013) has been reduced from $85.2 billion to $24.6 billion, a reduction of approximately $60.6 billion — or over 70 percent — from the current-services forecast.

Annual growth of the State-financed portion of the budget — that is, spending financed directly by State residents through State taxes, fees, and other revenues — is held nearly flat. General Fund disbursements, including transfers to other funds, are expected to total $54.9 billion in 2009-2010, an increase of $301 million (0.6 percent) from 2008-2009 results. Projected General Fund spending for 2009-2010 has been reduced by $8.7 billion compared to the current services forecast. State Operating Funds spending, which excludes Federal operating aid and capital spending, is projected to total $78.7 billion in 2009-2010, an increase of $574 million (0.7 percent) over 2008-09 results. State Operating Funds spending in the Enacted Budget Financial Plan has been reduced by $9.4 billion compared to the current services forecast.

Recent Developments. On May 19, 2009 the State Comptroller reported tax revenues declined more than anticipated in April 2009. The State’s General Fund revenues of $4.8 billion, including transfers, were $3.8 billion or 44% less than April 2008 and $239.1 million below the assumption in the Annual Information Statement.

On May 29, 2009, the State released a supplement to the AIS which discussed updated cash-flow results and additional threats to the State’s Financial Plan (the “May AIS Supplement”). In the May AIS Supplement, the DOB estimated that the cumulative variance in General Fund receipts (including transfers from other funds) for the two-month period ending May 31, 2009 may be in the range of $400 million to $700 million below the cash-flow forecast contained in the AIS. Lower than expected personal income tax (“PIT”) collections are expected to account for most of the projected variance. PIT collections to date reflect lower final payments and higher refunds related to calendar year 2008 as well as the phased-in timing of the implementation of the PIT increase approved in the Enacted Budget. DOB noted in the May AIS Supplement that it is possible that the negative variances from the cash-flow forecast experienced through May will continue in subsequent months. DOB expected that June 2009 results will provide more definitive information as to whether the variances observed in the first two months of the fiscal year are substantially timing-related or performance based (indicating the need for potential revisions to the annual receipts forecast). In particular, June 2009 collections will reflect a second full month of withholding on wages and the first estimated payments on 2009 tax liability under the PIT increase (as well as additional information on the performance of other State taxes compared to the current forecast, including the first reconciliation of business tax payments on 2009 tax liability). In addition, litigation concerning the State’s Bottle Bill (see “Special Considerations” below) may adversely affect planned receipts in 2009-2010. The State Financial Plan for 2009-2010 includes $115 million related to amendments to the Bottle Bill approved in the Enacted Budget. General Fund disbursements (including transfers to other funds) are expected to be approximately $100 million to $200 million below the cash-flow forecast through May 2009 with variances in individual programs generally appearing to be timing-related. The Enacted Budget authorizes the General Fund to borrow resources temporarily from other funds for a period not to exceed four months (or the close of the fiscal year, whichever is shorter). In the May AIS Supplemented, DOB noted that it expects periodic negative balances during the fiscal year, especially in the first quarter of 2009-2010, before the benefit of approved actions in the Enacted Budget are fully realized (See “Special Considerations” herein).

Special Considerations. The AIS noted that many complex political, social, environmental and economic forces influence the State’s economy and finances, many of which are outside the ability of the State to control. These include, but are not limited to, the performance of the national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; the impact of calendar year 2008 wage and bonus activity on the State tax settlement in fiscal year 2009-2010; access to the capital markets in light of the disruption in the municipal bond market; litigation against the State, including challenges to certain tax actions and other actions authorized in the Enacted Budget; and actions taken by the Federal government, including audits, disallowances, and changes in aid levels. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year.

For example, the State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are materially worse than predicted, with corresponding material and adverse effects on the State’s projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projections of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source from its estimated tax base.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for the use of State services.

An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State’s projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowances or other federal actions that could affect State finances.

In the AIS, DOB stated that it believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this AIS. In the past, the State has taken management actions to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

Actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result in a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

In any year, the State Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The AIS identified the following as the most significant current risks to the State Financial Plan:

Risks to Economic Forecast. DOB’s explained in the AIS that its outlook calls for an end to the current recession sometime in the third quarter of calendar year 2009, making it the longest since the Great Depression. DOB, however, noted that there are a number of risks to its forecast. The large economic stimulus package passed by Congress in February and a Federal Reserve interest rate target of near zero, along with its massive injections of liquidity into the financial system, are expected to contribute to positive, albeit low growth in real U.S. GDP by the third quarter of 2009. However, the response of the economy to this stimulus depends in part on the normal functioning of credit markets. Further delay in the return of normalcy to markets could in turn delay the onset of the recovery. A weaker labor market than projected could result in even lower incomes and weaker household spending than projected. The global economy could contract further than anticipated, further depressing demand for U.S. exports and putting additional downward pressure on corporate earnings. Improving equity prices as markets look beyond the current crisis have been a recent bright spot, but slower corporate earnings growth than expected could further depress equity markets, delaying their recovery and that of Wall Street. On the other hand, a stronger response to the stimulus package, higher equity prices, or stronger global growth than anticipated could result in stronger economic growth than is reflected in the forecast.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, financial market uncertainty poses a particularly large degree of risk for New York. Lower levels of financial market activity than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State’s downturn, producing weaker employment and wage growth than projected. Weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple though the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

State Cash Flow Projections. In the AIS, DOB projected that each month of the 2009-2010 fiscal year will end with a positive cash balance in the General Fund. (See “Recent Developments” herein.) However, the General Fund’s 2009-2010 opening cash position of $1.9 billion was lower than in recent fiscal years and DOB expects extremely tight operating margins, including periodic negative balances in the General Fund, especially in the first quarter of the fiscal year, before the benefit of approved actions in the Enacted Budget are fully realized. The June 2009 closing balance of $111 million is the lowest projected for the fiscal year, based on the forecast presented in the AIS. (See “Recent Developments” herein.) DOB projected cash balances of $2.8 billion by September 30, 2009, $1.2 billion by December 30, 2009, and $1.4 billion by March 31, 2010. The settlement of tax liabilities for calendar year 2008, which primarily takes place in April and May 2009, has the potential to significantly alter the cash flow position of the State. DOB and the Department of Taxation and Finance are monitoring collections and refund activity closely.

The Enacted Budget authorizes the General Fund to borrow resources temporarily from other funds for a period not to exceed four months. In addition, under existing law, the General Fund is authorized to use resources in the State’s Tax Stabilization Reserve for cash flow purposes, but is required to repay the amounts in full by the close of the fiscal year. Technical legislation approved in the Enacted Budget expands this authorization to include funds available in the Rainy Day Reserve and Contingency Reserve.

State Workforce Reductions. On March 24, 2009, the Executive announced that it would implement a Workforce Reduction Plan (“WRP”). DOB expects that the WRP will result in a State workforce reduction equivalent to approximately 8,700 employees, and will generate savings of approximately

$160 million in 2009-2010 growing to over $300 million in 2010-2011. On April 7, 2009, DOB directed all State agencies to prepare WRPs to be submitted to DOB by April 21, 2009. The State workforce subject to Executive control finished 2008-2009 at 136,490 positions compared to the Executive Budget estimate of 137,745, a decline of 1,255. In 2009-2010, this portion of the workforce is expected to be reduced to 128,803 positions, a reduction of 7,687. DOB’s plans to reflect the impact of the approved plans in the First Quarterly Update to the State Financial Plan. There can be no assurance that the WRP will achieve the level of savings projected in the State Financial Plan.

Labor Settlements. The State has reached labor settlements with several labor unions, Civil Service Employees Association, Public Employees Federation, United University Professions (“UUP”), District Council 37, and the Police Benevolent Association. Under terms of these four-year contracts, which run from April 1, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for UUP), employees will receive pay increases of 3 percent annually in 2007-08 through 2010-11 and 4 percent in 2011-12. Pursuant to the Governor’s directive, most non-unionized “management/confidential” will not receive the planned general salary increase, merit awards, longevity payments, and performance advances in 2009-2010.

Other unions representing uniformed correctional officers, graduate students, and security/park police have not reached settlements with the State at this time. DOB estimated that if all the unsettled unions were to agree to the same terms that have been ratified by other unions, it would result in added costs of approximately $400 million in 2009-2010, assuming a retroactive component for fiscal years 2007-2008 and 2008-2009, and approximately $275 million in both 2010-11 and 2011-12. The Enacted Budget assumes spending related to these settlements. There can be no assurance that actual settlements will not exceed the amounts included in the Plan. In addition, no reserve has been set aside for potential pay raises for judges.

School Supportive Health Services. The Office of Inspector General (“OIG”) of the United States Department of Health and Human Services has conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicaid and Medicare Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Proposed Federal Rule on Medicaid Funding. On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City’s HHC) and programs operated by both the Office of Mental Retardation and Developmental Disabilities (“OMRDD”) and the Office of Mental Health (“OMH”). The rule seeks to restrict State access to Federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. It is estimated that this rule could result in a loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. As part of the ARRA, implementation has been delayed until July 1, 2009.

On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for Graduate Medical Education (“GME”). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a State Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share. As part of the ARRA, implementation has been delayed indefinitely.

On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a “linkage” between provider taxes and Medicaid payments rendering the tax invalid. The State currently uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the State’s most vulnerable populations. While the State strongly believes that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected. On May 6, 2009, CMS extended the delayed implementation through June 30, 2010.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. The State is currently in the process of litigating this issue and has requested a one-year implementation extension. On May 6, 2009, CMS issued a proposed regulation that would partially rescind the revised definitions of services covered and provide states with the necessary flexibility to ensure beneficiary access to case management services.

Further, CMS has proposed to restrict Medicaid coverage for rehabilitative services and reimbursement for school based health services, which could pose a risk to the State Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. As part of the ARRA, implementation of restrictions for rehabilitation services has been delayed indefinitely, while school based health services has been deferred until July 1, 2009. As a result of issues brought forward by states, the school based regulation was rescinded on May 6, 2009.

On all rules, the State is actively lobbying the Federal government to be held harmless, either through an extension/modification of the current moratorium or through other administrative or statutory means. The State is joined by many other states in challenging the adoption on the basis that CMS is overstepping its authority and ignoring Congressional intent.

New York City Personal Care Audit. The OIG of the United States Department of Health and Human Services released a September 2008 draft audit with regard to Medicaid reimbursement for personal care services in New York City. The draft audit reviewed claims for the period July 1, 2004 through December 31, 2006. Based upon their review, the OIG is calling for the State to repay an estimated $815 million in Federal Medicaid because payments were not supported with required medical exams and social and nursing assessments. Both New York City and Department of Health (“DOH”) disagree with these findings and have since conducted their own claims review. On February 10, 2009, DOH submitted its formal response to OIG contesting the audit findings. To date, OIG has shared no additional comments.

Bond Market Issues. Current projections reflect that the level of State-supported debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act of 2000 through 2011-2012. However, the State has entered into a period of significantly declining debt capacity. Based on the most recent personal income and debt outstanding forecasts, the State is now expected to exceed the debt outstanding cap in 2012-2013 by approximately $300 million. The State expects to propose actions in the 2010-2011 Executive Budget in order to stay within the statutory limitations.

Other State Financial Plan Risks. The State Financial Plan forecast also contains specific transaction risks and other uncertainties including, but not limited to, the development of new Video Lottery Terminal facilities; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the State Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of Wellpoint stock expected to finance certain health care spending; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies through the WRP and the transfer of available fund balances to the General Fund, at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the State Financial Plan.

Finally, there can be no assurance that (1) receipts will not fall below current projections, requiring additional budget-balancing actions in the current year, and (2) the gaps projected for future years will not increase materially from the projections set forth in the AIS.

Bottle Bill. The May AIS Supplement noted that in International Bottled Water Association, et al. v. Paterson, et al., the plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State’s Bottle Bill enacted on April 7, 2009 as part of the 2009-2010 budget violate the due process clause, the equal protection clause and the commerce clause of the United States Constitution. On May 27, 2009, the United States District Court for the Southern District of New York issued a preliminary injunction staying the June 1, 2009 effective date of the amendments to the Bottle Bill and declared that the section of the amendments which requires that the plaintiffs and other beverage manufacturers and distributors place a unique New York-exclusive universal product code on all bottles covered by the law that are offered for sale in the State violates the commerce clause of the United States Constitution. By order entered May 29, 2009 that superseded the above-referenced May 27, 2009 preliminary injunction, the district court granted a preliminary injunction that (1) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill and (2) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law's requirements.

Cash-Basis Results for the General Fund from Prior Fiscal Years.

General. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations

Recent Trends. Following a period of solid operating results from 2003-2004 through 2006-2007, State finances began to lose momentum during 2007-2008, preceding the State economy's contraction and concomitant decline in revenues during 2008-2009. As a result, the State's General Fund closing balance has declined by more than $1 billion over the last three years, from $3.0 billion in 2006-2007, to $2.8 billion in 2007-2008, and to $1.9 billion in 2008-2009.

2008-2009 Fiscal Year (Unaudited Results) The State ended 2008-2009 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for 2008-2009. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended the 2008-2009 fiscal year with a balance of $1.9 billion, which included dedicated balance of $1.2 billion in the State's rainy day reserve funds that can only be used forunforeseen mid-year shortfalls, the contingency reserve fund to guard against litigation risks ($21 million), the Community Projects Fund ($145 million) and $503 million in general reserves, $163 million of which DOB expects to use for payments initially planned for 2008-2009 that were delayed until 2009-2010.

The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA. General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-2009, an increase of $707 million from 2007-2008 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-2009, an increase of $1.2 billion from 2007-2008. The main source of annual growth was School Aid.

2007-2008 Fiscal Year. The State ended 2007-2008 in balance. Receipts in 2007-2008 were $578 million lower than the State's initial projections while disbursements for the year finished at $299 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-2008 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-2008), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

General Fund receipts, including transfers from other funds and the impact of a tax refund reserve transaction, totaled $53.1 billion in 2007-2008, an increase of $1.7 billion from 2006-2007 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-2008, an increase of $1.8 billion from 2006-2007. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-2007 Fiscal Year. DOB reported a 2006-2007 General Fund surplus of $1.5 billion. Results for 2006-2007 were $1.5 billion higher than the balanced Enacted Budget as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected disbursements ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-2007 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State's rainy day reserve fund (after an $87 million deposit at the close of 2006-2007), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($278 million). The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of a tax refund reserve transaction, totaled $51.4 billion in 2006-2007, an increase of $4.2 billion from 2005-2006 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-2007, an increase of $5.1 billion from 2005-2006. The main sources of annual growth were School Aid, Medicaid, and higher education programs.

State Retirement Systems. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees’ Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2007-2008 fiscal year. There were 3,020 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2087, 677,321 persons were members and 358,109 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Recent market volatility and the recent decline in the market value of many equity investments have negatively impacted the assets held for the Systems. These or future downturns in financial markets will not affect the State’s contributions to the Systems for fiscal year 2009 (which was based on the value of the assets as of April 1, 2007 and has already been paid) or the estimated contribution to the Systems for fiscal year 2010 (which is based on the value of the pension fund and its liabilities as of April 1, 2008). However, such downturns will result in an increase in the amount of the contributions required to be made for fiscal years after fiscal year 2010. The amount of such increases would depend, in part, on the value of the pension fund as of each April 1 as well as on the present value of the anticipated benefits to be paid by the pension fund as of each April 1. For fiscal year 2011, the Office of the State Comptroller anticipates a significant increase in contributions as compared to fiscal year 2010.

Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund (the “Fund”), a pooled investment vehicle. OSC reports that the net assets available for benefits as of March 31, 2008 were $155.8 billion (including $2.9 billion in receivables), a decrease of $0.8 billion or 0.5 percent from the 2006-07 level of $156.6 billion, reflecting, in large part, equity market performance. As of the date of the AIS, audited values for the assets and liabilities of the Systems are not yet available for March 31, 2009. However, OSC has indicated that, as of December 31, 2008, the unaudited value of the Systems’ assets had declined approximately 21 percent from their March 31, 2008 value. Initial indications based on unaudited numbers are that, as of March 31, 2009, the value of assets had decreased further. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $163.1 billion on April 1, 2007 to $170.5 billion (including $66.1 billion for current retirees and beneficiaries) on April 1, 2008. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2008 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2008 fiscal year, 40 percent of the unexpected gain for the 2007 fiscal year, 60 percent of the unexpected gain for the 2006 fiscal year and 80 percent of the unexpected gain for the 2005 fiscal year. Actuarial assets increased from $142.6 billion on April 1, 2007 to $151.8 billion on April 1, 2008. The funded ratio, as of April 1, 2008, using the entry age normal funding method, was 107 percent.

Recent Development. The May AIS Supplement noted that, on May 29, 2009, the State Comptroller released a preliminary estimate indicating that the rate of return for Fund assets was a negative 26.3 percent, with the Fund value declining to approximately $109.9 billion for the fiscal year that ended March 31, 2009. The Comptroller attributed the Fund’s decline to the global economic crisis, which drove the major U.S. stock indices down between 33 and 40 percent. The State Comptroller said the market downturn would require higher employer pension contribution rates in future years, and proposed legislation to give State and local government employers an option to manage those expected increases.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation (“LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first 1 percent of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

The legislation also eliminated annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no TRANs seasonal borrowing in the fifth year). This provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC's bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit notes.

The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Legislation enacted in 2003 currently requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any possible bonds issued by The City of New York or its assignee, that act or omission would not constitute an Event of Default with respect to LGAC bonds. The 2009-2010 Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

Financing Activities. “State-related debt” consists of “State-supported debt,” where the State, subject to an appropriation, is directly responsible for paying debt service, as well as “State-guaranteed debt” (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. Since May 2002, the State has financed its capital program, previously financed through lease-purchase and contractual obligations of public authorities, with State Personal Income Tax Revenue Bonds (“State PIT Bonds”), issued by Authorized Issuers (See “— State Personal Income Tax Revenue Bonds” below).

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

As of March 31, 2009, the total amount of outstanding general obligation debt was $3.323 billion.

State Personal Income Tax Revenue Bonds. Legislation enacted in 2001 provided for the issuance of State PIT Bonds by the Dormitory Authority of the State of New York, the New York State Environmental Facilities Corporation, the Housing Finance Agency, the New York State Thruway Authority and the Urban Development Corporation, (collectively, the “Authorized Issuers”).

The legislation provides that 25 percent of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on State PIT Bonds, with excess amounts returned to the General Fund. Legislation enacted in 2007 increased the amount of PIT receipts to be deposited into the RBTF by removing an exclusion for PIT amounts deposited to the STAR Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion.

The first State PIT Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Bonds. To date, State PIT Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. For the first time in 2007-2008, State PIT bonds were issued to support the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program. State PIT Bonds are expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2009, approximately $13.7 billion of State PIT Bonds were outstanding. The 2009-2010 Enacted Budget projects that $4.1 billion of State PIT Revenue Bonds will be issued in 2009-2010.

Debt Reform Act. Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices and applies to all new State-supported debt issued on or after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-2001 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-2011. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-2001 and will gradually increase until it is fully phased in at 5 percent in 2013-2014.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2008. On October 30, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2008 at 2.33 percent of personal income and debt service on such debt at 1.48 percent of total governmental receipts, compared to the caps of 3.32 percent for each.

Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available cap room, in regards to debt outstanding, is expected to decline from 0.74 percent ($6.8 billion) in 2009-2010 to only 0.08 percent ($763 million) in 2011-2012, a decrease of 88 percent or $6 billion. In addition, debt outstanding is projected to exceed the cap by 0.03 percent ($314 million) in 2012-2013 and by 0.04 percent ($384 million) in 2013-2014. The State plans to take actions in future budget cycles before fiscal year 2012-2013 in order to stay within the statutory debt limits.

Public Authorities — General. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those issuing State-supported or State-related debt. As of December 31, 2008, the 19 public authorities with outstanding debt of $100 million or more had aggregate outstanding debt, including refunding bonds, of approximately $140 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

Litigation. Adverse developments in the existing legal proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2009-2010 Financial Plan. The State believes that the 2009-2010 Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2009-2010 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2009-2010 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2009-2010 Enacted Budget Financial Plan.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2009-2010 fiscal year or thereafter.

APPENDIX K

ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

The following information is a brief summary of factors affecting the economy of the State of North Carolina and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state issuers, and it does not reflect recent developments since the dates of such offering statements. The Fund has not independently verified the information.

The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million. For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion. As with other state governments, the slowing national and state economy resulted in a general decline in tax collections. Individual income taxes fell short by over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations. In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.

On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous fiscal year but an increase of 4% over actual spending of $13.7 billion. The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax. This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years. The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs. The budget provided no raises for state employees but did grant 10 bonus vacation days. Teachers and principals received career step raises. The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million. Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds. The budget for the children’s health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million. Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions. The State’s public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students. Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to

2.9% for each institution. University tuition increased 8% for in-state students and 12% for out-of-state students. The State’s community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system’s board. Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth. Community college students also saw a tuition increase.

The conservative revenue growth projections used for the fiscal year 2002-2003 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. As of the close of the 2002-2003 fiscal year, the General Fund reported a total fund balance of $603.9 million, with reserves of over $353 million and an unreserved fund balance of $250.5 million. Key factors improving the fiscal year-end General Fund balance were higher corporate income and sales tax collections, the accelerated repeal of local government reimbursements, increased transfers from other funds, and significant spending reductions by State agencies. Additionally, the State received $136.9 million in federal fiscal relief in June 2003, which is the first of two equal flexible grant payments. The second flexible grant payment of $136.9 million was received in October 2003.

On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-2004. Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due to expire at the end of fiscal year 2002-2003. Additionally, the fiscal year 2003-2004 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice, Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts. Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550. An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State’s ABC’s plan was funded. State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools. University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students. The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based financial aid increased by $5.1 million. An additional $2.8 million was provided to increase aid for in-state students attending private colleges. The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth. Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program. The fiscal year 2003-2004 budget increased funding to the Health Choice insurance program by $12.2 million. Various licensing fees were also implemented for health and child care facilities. The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.

In December 2003, the Governor called a Special Session of the General Assembly at which the General Assembly appropriated $24 million for economic development. The General Assembly also appropriated $20 million for the One North Carolina Fund, $4.1 million to the community college system for new and expanding industry training, and $20 million to the North Carolina Rural Economic Development Center.

The State ended fiscal year 2003-2004 with an over-collection of revenues of $242.4 million, which was 1.7% of the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were individual income, corporate income, and sales and use tax. In addition, unexpended appropriation or reversions of $159 million were realized, and the State received $136.9 million in federal fiscal relief in October 2003. As of June 30, 2004, the General Fund reported a total fund balance of $708.5 million, with reserves of over $419 million and an unreserved fund balance of $289.4 million.

On July 18, 2004, the General Assembly adopted a $15.9 billion budget for fiscal year 2004-2005. State workers received their first pay raises in three years — the greater of $1,000 or 2.5% of their current salaries. Teachers got an average raise of 2.5%. State university faculty also received an average 2.5% raise, while community college faculty got a 4.5% raise. Retired State employees got a 1.7% cost of living adjustment. The budget provided public schools with over $50 million to hire up to 1,100 new teachers to reduce third-grade class sizes, $7.5 million to improve test scores in the State’s poorest school districts, and $9.1 million to add 2,000 students to the State’s More at Four pre-kindergarten program. Another $4 million was provided to hire 80 school nurses. $6.6 million was budgeted to provide health insurance for children of the working poor, $4 million was provided to hire 75 to 100 additional child abuse care workers, and $3 million was used to increase the foster care and adoption assistance reimbursements by $25 per child per month. Twenty-four independent, nonprofit community healthcare centers serving poor patients received $5 million, while $2 million was distributed among 100 shelters for domestic violence victims. $2.7 million was used to add over 1,400 prison beds at correctional facilities throughout the State. Another $8.6 million was used for economic development to fund the State Biotechnology Center in the Research Triangle Park, the Global TransPark in Kinston, and a Motorsports Testing and Research Center Complex near Charlotte. Another $30 million was allocated to a fund for underground storage tank cleanup.

The General Assembly also approved the issuance of $468 million in special indebtedness over two years to fund a cancer hospital, a cardiovascular center, a health promotion center, a genetics data center, and a pharmacy school at several State universities. The funds will also be used to pay for several other projects at State universities and to preserve land for State parks and to protect land near military bases from encroachment. The funds will also be used to build new juvenile detention facilities. No more than $310 million of this special indebtedness may be issued during the 2004-2005 fiscal year. The fiscal impact of the $468 million of special indebtedness on the General Fund is expected to be zero because of the annual transfer of revenue from other sources to the General Fund in an amount to cover the estimated debt service. The debt service for the State universities projects and the juvenile detention facilities will be reimbursed from the special revenue funds known as the Health and Wellness Trust Fund and the Tobacco Trust Fund. The debt service for the State parks projects is fully funded by the streams of revenue available to the special revenue funds known as the Parks and Recreation Trust Fund, the Natural Heritage Trust Fund, and the Clean Water Management Trust Fund. The special indebtedness is non-voted debt that is generally secured only by an interest in State property being acquired or improved (e.g., certificates of participation and lease-purchase revenue bonds). With this type of debt, there is no pledge of the State’s faith, credit, or taxing power to secure the debt, which is why voter approval is not required. If the State defaulted on its repayments, no deficiency judgment could be rendered against the State, but the State property that serves as security could be disposed of to generate funds to satisfy the debt. Failure to repay the debt would have negative consequences for the State’s credit rating. Article 9 of Chapter 142 of the State’s General Statutes prohibits the issuance of special indebtedness except for projects specifically authorized by the General Assembly. The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments.

In November 2004, the Governor announced that Dell, Inc. would build a computer manufacturing facility in the State. Dell, a leading manufacturer and distributor of personal computers and related products, has now built and operates a state-of-the-art, 400,000 square-foot manufacturing and distribution facility in the Piedmont Triad region. Dell currently has two other U.S. factories in Nashville, Tennessee and Austin, Texas. The North Carolina General Assembly convened a one-day special session on November 4, 2004 and approved an economic incentive for computer manufacturing companies that, in the case of Dell, will provide up to $225 million in tax credits over the next fifteen years. For each year in which Dell meets the required performance targets, the State will provide a grant equal to 75 percent of the State personal income withholding taxes derived from the creation of new jobs.

As of the close of the 2004-2005 fiscal year, the General Fund reported a total fund balance of $1.15 billion, with reserves of over $670 million and an unreserved fund balance of $478.5 million. The General Fund experienced higher than expected growth in tax revenue due to the improving economy and more than $250 million in one-time collection from a Voluntary Compliance Program undertaken by the State Department of Revenue.

On August 11, 2005, the General Assembly adopted a $17.2 billion budget for fiscal year 2005-2006. State workers received pay raises equaling the greater of $850 or 2% of their current salaries and one extra week of vacation. Teachers got an average raise of 2.24%. State community college faculty and professional staff got a 4.5% raise. Retired State employees received a 2% cost of living adjustment. The budget provided $9.48 billion for education, which is a 2.73% or $250 million increase over the previous year’s education budget. The budget funds education at the State’s K-12 schools, community colleges, and universities, including additional funding to cover the more than 35,000 new students enrolled in State public schools this year. The budget dedicated close to $80 million to address the on-going Leandro school funding lawsuit by providing additional funding to low wealth schools districts, disadvantaged students, high school reforms, school-based family support teams, and teacher recruitment. The budget provides $100 million for ABC bonuses for teachers and fully funds teacher assistant positions. More than $3.2 million is provided to expand Governor Mike Easley’s “Learn and Earn” program, which allows students the opportunity to graduate with a high school diploma and a college degree after just five years of study. The budget makes numerous investments in job creation efforts and provides funding for programs to attract new jobs to the State, including $4.5 million in additional funds for the Job Development Investment Grant program, $6 million for the One North Carolina Fund, and $20 million for the North Carolina Rural Center, which has helped create thousands of new jobs in rural communities and update water systems. The budget also included $9 million for the Wilmington and Morehead City ports, $1 million in new funds for community college Small Business Centers, and $2.65 million for customized industry training, which will help employees and companies remain competitive in an ever-changing economy.

The State ended fiscal year 2005-2006 with a total General Fund balance of $1.77 billion, with reserves of over $1 billion and an unreserved fund of $749.4 million. The General Fund experienced an over-collection of revenues of almost $1.1 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.

On July 6, 2006, the General Assembly adopted a $18.9 billion budget for fiscal year 2006-2007, which was signed by Governor Easley on July 11, 2006. The budget cut some taxes, spent more on education, and set aside money for future crises. Tax changes included capping the gas tax at current levels, reducing the State sales tax rate from 4.5% to 4.25% effective December, 1, 2006, and reducing the top income tax rate from 8.25% to 8.0% effective January 1, 2007. In addition, a $195.2 million reduction in the transfer from the Highway Trust Fun to the General Fund was provided for fiscal year 2006-2007. This repaid the $125 million one-time transfer from the Highway Trust Fund to the General Fund during the budget crisis in prior years, as well as the $80 million inflationary increase adopted in fiscal year 2002-2003. The budget included an average 8% pay increase for public school teachers in order to surpass the national average by fiscal year 2008-2009. Additional funds were provided to expand the Disadvantaged School Supplemental Fund ($27.5 million), to provide additional supplements to small and low wealth counties ($41.9 million), and to expand middle and high school reform programs in order to improve graduation rates. The budget provided increased access to higher education opportunities at the community college and university systems. Monies were included for need-based financial aid, scholarships for nurses, professional training to recruit and retain quality teachers and principals, and several biotech and economic development initiatives. In addition to the General Fund appropriation increases, the State’s new Education Lottery provided proceeds for reduced class sizes, additional academic pre-K slots, school construction, and college scholarships for needy students. Community college faculty and professional staff received a 6% salary increase and a 2% one-time bonus. University faculty and professional staff received a 6% salary increase, and all other state employees received a 5.5% salary increase. The budget also included a 3.0% adjustment for retirees and made a $30 million payment to the retirement system for the employer contribution that was not funded in fiscal year 2000-2001.

The fiscal year 2006-2007 budget solidified the State as a leader in recruiting new business and growing existing businesses. It included $15 million for the One NC Fund which has resulted in the creation of 18,875 jobs and $2.4 billion in investment throughout the State. The adjustments also provided support for new and emerging companies through investments in the Small Business Innovation Research matching grant program ($5 million). The budget included human services increases for child care subsidies ($27.5 million), community capacity enhancement ($16 million), and the Mental Health Trust Fund ($14.4 million) to assist with mental health reform programs. Additional funds were included for early intervention services ($7.1 million), adoption and foster care assistance ($10.2 million), and child welfare services. The budget included monies to enhance well water safety programs and to protect drinking water supplies. Funds were provided for land conservation, forest development, and habitat protection programs. It also included funds for disease surveillance and detection programs to ensure a safe food supply. The budget made investments in improving the court system. Funds were included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates. It also included funds to improve emergency planning, response and recovery capabilities. The budget included funding for priority health, public safety, education and economic development projects outlined in the State’s Capital Improvement Plan. Projects included constructing a new public health lab and emergency operations center, expanding facilities at the UNC-Wilmington School of Nursing, UNC-Charlotte, and the N.C. State University Engineering Complex, adding two skilled care nursing homes for the State’s veterans, and expanding the State’s Museum of Art. Finally, $222 million from the fiscal year 2005-2006 credit balance was earmarked for the Repairs and Renovations Reserve Account. The amended budget provided for a credit of $324 million to the Savings Reserve Account (Rainy Day Fund), thereby increasing the balance to $637 million. This amount brought the Savings Reserve Account balance to almost 4% of the 2005-2006 fiscal year operating budget. The budget also directed $222 million to the Repair and Renovation Reserve and sets aside $20 million to the Disaster Relief Reserve for future disaster related expenditures.

The State ended fiscal year 2006-2007 with a total General Fund balance of $2.3 billion, with reserves of almost $1.1 billion and an unreserved fund of $1.22 billion. The General Fund experienced an over-collection of revenues of almost $1.366 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.

On July 30, 2007, the General Assembly adopted a $20.7 billion budget for fiscal year 2007-2008, which was signed by Governor Easley on July 31, 2007. The budget made permanent a statewide sales tax increase that was first approved as a temporary hike in 2001, meaning most consumers will continue to pay a 6.75 percent sales tax on most purchases. Counties were allowed, with voter approval, to raise either the local sales tax by another quarter cent or the land transfer tax from 0.2% to 0.6% of a home’s sale price. The budget also created a $48 million state version of the federal earned income tax credit by providing a rebate to poor residents even though they owe no taxes. A temporary tax was allowed to expire as planned, dropping the top individual income tax rate to 7.75% from 8%. The budget provided $100 million to fund new scholarships for low-income families so students can obtain a college degree debt-free. An additional $56 million annually for the next two years was allocated to expand the More at Four pre-kindergarten program, and another $37.5 million was provided to help reduce class-sizes in early grades. The 2005 law creating the North Carolina Education Lottery was changed to permit higher prize payouts to attempt to boost ticket sales. A dedicated fund for research at the University of North Carolina’s cancer center received $25 million. Ultimately expected to receive $50 million annually, the fund is paid in part by raising the tax on cigars and smokeless tobacco from 3% to 10% of the wholesale price.

For health and human services, the budget contained several substantive increases, including $8.4 million to provide childcare subsidies for an additional 2,000 children of low-income working parents and $2.0 million to assure that every foster child in North Carolina can go to college. The budget also continued expanding health care opportunities for needy children. Specifically, it provided $7.5 million to continue open enrollment in the CHIP Program, and created the new N.C. Kids’ Care Program, which will provide health care services for over 12,000 children of low income working parents. In addition, $62.4 million was appropriated to operate the new Central Regional Hospital in Butner. The budget also required the State to assume 100% of the counties share of Medicaid expenditures by fiscal year 2009-2010 by capturing a portion of sales tax revenues previously distributed to local government units. The budget also provided substantial investments to improve the court system, law enforcement, and disaster preparation. Funds totaling $21.6 million were included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates. The budget also included funds to increase investigative efforts in drug trafficking, child exploitation, sexual predator and other violent crimes. In addition, $4.8 million was appropriated to expand and enhance gang prevention programs. Finally, the budget included $4.0 million to strengthen emergency preparedness efforts by continuing the identification, monitoring, and mapping of natural hazards and man-made threats to the State.

The budget appropriated $758.6 million to support state employee benefit programs. Specifically, the budget authorized an average 5% compensation increase for all staff on the teacher salary schedule, an average 4.44% increase for public school administrators, a 5.0% increase for Community College and University System faculty, and a 4.0% increase for all other State employees. In addition, the budget provided funds to cover the increase in active and retired employee health-care premiums associated with rising costs. Finally, the budget made the final payment to the retirement system for funds that were withheld in fiscal year 2000-2001. The budget also provided $230.7 million in pay-as-you-go appropriations for priority education, public safety, and infrastructure projects outlined in the State’s Capital Improvement Plan. This includes $108.2 million for several university systems projects, $20 million for water resource development initiatives, $8 million for the secondary data center, and $7.5 million for infrastructure improvements at the State ports. In addition, $145 million from the fiscal year 2006-2007 credit balance was earmarked for the Repairs and Renovations Reserve.

The State ended fiscal year 2007-2008 with a total General Fund balance of $2 billion, with reserves of over $1.35 billion and an unreserved fund of almost $600 million. Total revenues increased only .93% while total expenditures grew much faster at 6.82%. The nominal growth in total revenues was attributable, in part, to the slowdown in the national and State economies. In 2008, employment and economic growth stalled, which caused the overall decrease in tax revenues. However, larger net profits achieved by the North Carolina Education Lottery made up for the slowing tax revenues. The growth of the State’s total expenses was attributable to an increase in education funding, as required by a recent court judgment against the State, and increased spending for Medicaid, the nonfederal costs of which were shared with the State’s counties until October 1, 2007 when the State agreed to shoulder the entire cost.

On July 8, 2008, the General Assembly adopted a $21.4 billion budget for fiscal year 2008-2009, which was signed by Governor Easley on July 16, 2008. The budget did not raise any taxes, but did postpone for a year two scheduled tax breaks worth approximately $30 million — the repeal of the State gift tax and the expansion of the earned income tax credit. Several lesser tax breaks totaling $20 million were passed, including a property tax homestead exemption for disabled veterans, an extension of a tax credit to small businesses that provide health insurance for employees, and a State sales tax holiday on purchase of energy-efficient appliances. State employees received a raise that is the greater of 2.75% or $1,100. Retired State employees received a 2.2% cost of living adjustment. Teachers and professors at the State universities and community colleges received 3% raises. Public schools received an additional $35 million to cover rising fuel costs and $90 million for teacher bonuses. Dropout prevention grants were increased to $15 million, and the More at Four pre-kindergarten program received a $30 million expansion. Other increases for public schools included $6.2 million of children with disabilities, $6 million for the Disadvantaged Student Supplemental Fund, $3.2 million for academically gifted students, $3 million to establish a mentoring program for first and second year teachers and for first year instructional support personnel, and $2.9 million for supplemental funding to low-wealth counties. The 16-campus university system received $34.6 million to cover enrollment growth, but this was $16 million less than requested. Another $15 million was provided for campus safety recommendations. The State’s community colleges received $23.8 million to fully fund enrollment growth, an additional $2.5 million for an enrollment growth reserve fund, $5 million for instructional equipment, $4 million to support allied health programs, and almost $1 million for minority male mentoring.

The budget provided $50 million for green space projects and another $50 million to help local governments address critical water and sewer needs. There was also $6 million for drought relief, $5.5 million for drinking water system improvements, $4 million for farmland preservation, $2.5 million for wastewater treatment improvements, and $500,000 for green industries education and promotion. $10 million was provided for gang prevention, suppression, and intervention grants. $25 million was budgeted for gap funding of toll roads in fiscal year 2008-2009, along with $24.5 million for highway infrastructure maintenance. The budget provided $9.4 million to expand the NC Health Choice insurance program to another 7,300 children, $4.8 million in aid to local health departments, $4 million for grants to rural preventive health care, and $3.75 million to pay for networks coordinating free health care to low-income and uninsured patients. $8.1 million was provided to expand local psychiatric inpatient services, while $7.3 million was budgeted for new positions at the State’s psychiatric hospitals. The budget provided $6.1 million for walk-in crisis and immediate psychiatric aftercare and $5.75 million for 30 mobile crisis intervention teams.

The budget provided $10 million in grants and investments for severely distressed rural areas, $5 million for the One North Carolina Fund to stimulate job growth, $5 million for the One North Carolina Small Business Fund to provide incentive grants, and $5 million to the Biofuels Center of North Carolina for the development of alternative fuels. $7 million was provided to the State Housing Trust Fund to finance apartments for people with disabilities, while another $2 million was provided to assist with decent, safe, and affordable housing for people low to moderate incomes. The budget provided $3 million to expand the Home Protection Program to offer counseling and finance options for homeowners facing foreclosure.

The General Assembly also authorized $857 million in special indebtedness over the next four years for construction projects, including 1,500 new prison beds, more than 15 university and State buildings, an oyster hatchery, and the renovation of the polar bear exhibit at the North Carolina Zoo. This special indebtedness will allow for the earlier completion of construction projects to help avoid increased costs from rising prices. The State Treasurer stated that borrowing levels remain fiscally sound, even with the additional debt, and his office released an annual debt affordability study advising lawmakers that the State could borrow on average $479.7 million annually for the next five years.

On November 6, 2008, State fiscal analysts reported that the State’s 2008-2009 fiscal year budget faced a shortfall of between $800 million and $1.6 billion, as tax collections on corporate profits fell nearly 32% in the first quarter. The Governor’s office also ordered State agencies to cut their annual budgets by 5%, after having earlier requested that each State agency reduce its expenditures by 2%. Through November 2008, overall tax collections were 6.1% below budget projections. On April 28, 2009, the Governor issued Executive Order No. 11 establishing and implementing a furlough plan for State employees, which reduced salaries of all State employees by 0.5% and required 10 hours of leave without pay for each State employee. By May 2009, the budget shortfall was projected to be $3.2 billion. Revenue had declined by 10.8% over the previous fiscal year, with 2008 income tax payments down 40% and 2009 estimated tax payments 41% below the previous fiscal year. By mid-June 2009, the budget shortfall was forecast to be as much as $4.7 billion.

The State’s budget woes are a result of the global recession that began in the United States in December 2007, spurred by the housing market downturn. Every sector in the national economy has now been impacted, particularly since the global financial market collapse in October 2008. Current forecasts predict an economic recovery to begin by the last quarter of 2009. It is expected that the State’s experience will track closely with the national picture. The State’s revised revenue forecast assumes another year of large capital losses for the 2009 tax year with more moderate capital losses in tax year 2010. Withholding taxes from wage and salary income will also be depressed in 2009 and most of 2010. Sales tax collections on retail sales will continue to fall, with only a modest rebound anticipated by fiscal year 2010-2011. It is expected that corporate income will remain flat for the coming year.

The America Recovery and Reinvestment Act (“ARRA”) was enacted on February 17, 2009. The ARRA funds will provide aid to states and the public in the current economic crisis by creating jobs, retaining jobs, and assisting states with their budget shortfalls. The ARRA provides that funds be distributed over three years: 2009 through 2011. Federal agencies have not yet issued specific regulations for the administration and use of these funds, therefore, the exact amount to be distributed to the State and the processes that the State will need to follow for reporting and disbursements are still unknown. The Governor has established the State Office of Economic Recovery and Investment to coordinate the State’s handling of ARRA funds and State-level economic recovery initiatives. By establishing this office, the Governor has ensured that ARRA funds (estimated to be $6.1 billion) are to be fully accounted for in accordance with federal law and future regulation.

As a result of the budget constraints and competing proposals for additional revenue generation, a budget for fiscal year 2009-2010 had not been adopted by the end of the 2008-2009 fiscal year on June 30, 2009.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2002 was negative $349 million; as of June 30, 2003 it was negative $167 million; as of June 30, 2004 it was negative $196.3 million; as of June 30, 2005 it was negative $78.8 million; as of June 30, 2006 it was positive $1.97 billion; as of June 30, 2007 it was positive $2.58 billion, and as of June 30, 2008 it was positive $1.68 billion.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State, along with forty-five other states, signed the Master Settlement Agreement (“MSA”) with the nation’s largest tobacco companies to settle existing and potential claims of the states for damages arising from the use of the companies’ tobacco products. Under the MSA, the tobacco companies are required to adhere to a variety of marketing, advertising, lobbying, and youth access restrictions, support smoking cessation and prevention programs, and provide payments to the states in perpetuity. The amount that the State will actually receive from this settlement remains uncertain, but projections are that the state will receive approximately $4.6 billion through the year 2025. In the early years of the MSA, participating states received initial payments that were distinct from annual payments. The initial payments were made for five years: 1998 and 2000 through 2003. The annual payments began in 2000 and will continue indefinitely. However, these payments are subject to a number of adjustments including an inflation adjustment and a volume adjustment. Some adjustments (e.g., inflation) should result in an increase in the payments while others (e.g., domestic cigarette sales volume) may decrease the payments.

Also, future payments may be impacted by continuing and potential litigation against the tobacco industry and changes in the financial condition of the tobacco companies. In 1999, the General Assembly approved legislation implementing the terms of the MSA in the State. The Golden LEAF, Inc., a nonprofit foundation, was created to distribute half of the settlement funds received by the State. The legislation directed that these funds be used for the purposes of providing economic impact assistance to economically affected or tobacco-dependent regions of the State. However, the foundation’s share of the payments may be diverted by the General Assembly prior to the funds being received by the State Specific Account. In 2000, the State enacted legislation establishing the Health and Wellness Trust Fund and the Tobacco Trust Fund and created commissions charged with managing these funds. Each fund will receive a quarter of the tobacco settlement payments. The purpose of the Health and Wellness Trust Fund is to finance programs and initiatives to improve the health and wellness of the people of North Carolina. An eighteen-member Health and Wellness Trust Fund Commission will administer this fund. The primary purpose of the Tobacco Trust Fund is to compensate the tobacco-related segment of the State’s economy for the economic hardship it is expected to experience as a result of the MSA. An eighteen-member Tobacco Trust Fund Commission will administer this fund. From fiscal year 2000-2001 through fiscal year 2007-2008, the State has received over $1.2 billion in settlement proceeds. The federal government is currently suing the major tobacco companies to recoup costs of the federal government related to smoking. Any award to the federal government in such lawsuit could have an impact on the tobacco companies’ ability to make payments under the settlement with the State.

A number of tobacco manufacturers that participate in the Tobacco Fund Settlement described above have determined to dispute a portion of their 2006 payment. Approximately $755 million of their total expected payment of $6.5 billion due in April 2006 was placed in a disputed payments account pending determination as to whether the participating states have diligently enforced the terms required by the settlement as contained in each state’s Model Statute. The State believes that its share of the disputed payment amount is approximately $18 million.

On August 30, 2005, North Carolina became the last state on the east coast to approve a lottery. The net proceeds of the lottery will be used to further the goal of providing enhanced educational opportunities, to support public school construction, and to fund college and university scholarships. The lottery legislation directs that 50% of the net proceeds be dedicated to pre-kindergarten and class-size reduction programs that have been implemented over the last five years. Previously, such programs were funded by the General Fund. The remaining net proceeds will be distributed to the Public School Building Capital Fund (40%) and the State Education Assistance Authority (10%). The North Carolina Education Lottery began ticket sales in March 2006, and through June 30, 2008 has transferred over $725 million to support educational programs for the State.

The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,937,000 jobs as of May 2009. The largest segment of jobs was approximately 1,398,600 in various service categories, followed by 729,900 in trade, transportation, and utilities, 716,000 in government, and 450,100 in manufacturing. Based on May 2009 data from the United States Bureau of Labor Statistics, the State ranked eighth among the states in non-agricultural employment, twelfth in services employment, tenth in trade employment, eighth in government employment, and eighth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1990 to 2007 grew from $17,295 to $33,636. Over a similar period, according to the North Carolina Employment Security Commission, the seasonally-adjusted labor force grew from 3,441,436 to 4,531,872, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. Income growth is projected to slow for the next fiscal year with a modest rebound in wage and salary growth forecast for 2010. As reported by the North Carolina Employment Security Commission, the State’s seasonally-adjusted unemployment rate in May 2009 was 11.1% of the labor force, compared to the nationwide unemployment rate of 9.4% for the same period.

Agriculture is another basic element of the State’s economy. In calendar year 2007, the State’s agricultural industry, including food, fiber, and forest, contributed over $70.8 billion to the State’s economy, accounted for 15% of the State’s income, and employed over 17% of the workforce. Gross agricultural income was almost $8.7 billion in 2007, placing the State eighth in the nation in gross agricultural income and seventh in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 38.8% of gross agricultural income in 2007, followed by the pork industry at approximately 22%, nursery and greenhouse products at approximately 10%, and the tobacco industry at approximately 7%. According to the State Commissioner of Agriculture, in 2007 the State ranked first in the nation in the production of all tobacco, flue-cured tobacco, sweet potatoes and Christmas trees; second in hogs, turkeys, and trout sold; and fourth in processing cucumbers and strawberries.

A significant military presence in the State contributes further to the diversity of the State’s economic base. A 2008 State Department of Commerce study found that the military had a $23.4 billion total impact on the State’s economy. The major military installations in the State are Camp Lejuene Marine Corps Base, New River Air Station, Fort Bragg Army Base, Pope Air Force Base, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base. The State created a task force, headed by the now Governor, to assist the federal Base Realignment and Closure Commission (the “BRAC Commission”) in reviewing proposed realignments and closures of federal military bases. The BRAC Commission completed its review and submitted its recommendations to the President on September 8, 2005, which became law on November 9, 2005. The BRAC Commission recommended the closure of two reserve military centers and the realignment of six other military bases in the State. The impact on area employment for the State was minimal. Several ongoing projects at Fort Bragg Army Base will result in more than 2,600 active duty U.S. Army personnel coming to North Carolina and another 2,000 civilian jobs being created by 2013.

The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1. Hoke County et al. v. State of North Carolina, et al. (formerly Leandro, et al. v. State of North Carolina and State Board of Education) — Funding of Public Education. In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students intervened and alleged claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.

The State filed a motion to dismiss, which was denied. On appeal the State Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the “sound basic education” guaranteed by the State Constitution. The trial court’s order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court’s directives. The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.

2. N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. — Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001. In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the State Constitution. The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.” Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools. The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion. Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal.

On appeal, the State Court of Appeals rendered a decision in September 2003 mostly favorable to the State. Further appeal was made to the State Supreme Court, which on July 1, 2005 affirmed in part and reversed in part the decision of the State Court of Appeals and concluded that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. On August 8, 2008, the trial court entered judgment in favor of plaintiffs in the amount of $750 million. The State General Assembly is aware of the judgment and will determine how to respond.

3. Southeast Compact Commission — Disposal of Low-Level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees. The United States Supreme Court denied the Compact’s petition in August 2001. On

August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16, 2003, the United States Supreme Court accepted jurisdiction of the case, and the State filed an answer and motion to dismiss. On November 17, 2003, the motion to dismiss was denied, and the United States Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case. The Special Master heard oral arguments on dispositive motions filed by both sides on September 3, 2004, and in September 2006 allowed North Carolina’s motions as to several claims. Since September 2006, dispositive motions have been pending before the Special Master. The Special Master indicated that orders favorable to the State would be recommended to the United States Supreme Court, and on April 27, 2009, the reports of the Special Master were received and ordered filed with the United States Supreme Court.

4. State Employees Association of North Carolina v. State of North Carolina; Stone v. State of North Carolina — Diversion of Employer’s Retirement System Contribution. On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the State retirement system. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001 for lack of standing, among other things. Plaintiffs appealed to the State Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court’s dismissal of the action for lack of standing. On June 13, 2003, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the Court of Appeals for further consideration. The Court of Appeals remanded the case to the trial court without opinion and without considering any remaining issues.

In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of withheld employer contributions and a prohibition against future diversions. A class comprised of all members of the retirement system was certified and the case proceeded through class notification and toward trial. On September 6, 2006 and on February 27, 2007, the trial court issued separate orders granting summary judgment in favor of plaintiffs on two of their claims that the diversion of funds violated the State Constitution, while granting summary judgment in favor of the State on the remaining claims. These orders did not direct any repayment of funds. On August 5, 2008, the State Court of Appeals affirmed the order of the trial court. On June 17, 2009, the parties’ appeals to the State Supreme Court were dismissed and their petitions for discretionary review were denied.

5. Goldston, et al. v. State of North Carolina, et al. — Diversion of Highway Trust Funds. On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State’s General Fund. The Governor’s Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget. Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009. The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State on all issues, and plaintiffs appealed. In a unanimous decision filed September 20, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State. Plaintiffs filed a petition for discretionary review with the State Supreme Court, which agreed on March 3, 2006 to review a portion of the decision of the State Court of Appeals. On December 15, 2006, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case for further proceedings by the trial court. The trial court, on March 7, 2008, again granted summary judgment in favor of the State. Plaintiffs appealed to the State Court of Appeals, and oral arguments were held in the case on January 28, 2009.

6. Lessie J. Dunn, et al. v. State of North Carolina, et al. — Tax on Non-State Municipal Bonds. On February 9, 2004, plaintiffs, on behalf of a class of all others similarly situated, filed suit alleging that the State’s imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina State and local governments constitutes a violation of the Commerce Clause of the United States Constitution. A similar case recently filed in Ohio was ultimately unsuccessful. The trial court granted class certification on June 14, 2005. The State appealed to the State Court of Appeals as to the composition of the class. On October 17, 2006, the State Court of Appeals unanimously affirmed the trial court’s class certification. The State’s Petition for Discretionary Review was granted by the State Supreme Court, but on December 7, 2007, the State Supreme Court ruled that its earlier grant of discretionary review was improvidently allowed, meaning that the Court of Appeals’ decision upholding class certification stands. The United States Supreme Court, however, has now rejected plaintiff’s argument in Kentucky v. Davis, and this case has been dismissed on the merits.

7. State of North Carolina v. Philip Morris, Inc., et al. — Master Settlement Agreement (“MSA”) Payments. On April 20, 2006, the State filed a Motion for Declaratory Order in the State Business Court against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company seeking a declaration that: (1) in 2003, the State continuously had a qualifying statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) the State is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that the State is subject to a Non-Participating Manufacturers’ Adjustment for 2003. Defendants filed a motion to compel arbitration of this case pursuant to the terms of the MSA. On December 4, 2006, the State Business Court granted Defendants’ motion and ordered the parties to submit their dispute to an arbitration panel. Further litigation was stayed pending the outcome of the arbitration. The State Court of Appeals upheld the order for arbitration, and on March 19, 2009, the State’s petition for discretionary review was denied by the State Supreme Court. The State will, therefore, now be required to participate in a national arbitration process with the tobacco companies and all other MSA states. The State may be unable to recover a portion of 2006’s MSA payment if it does not prevail in this litigation.

8. Wal-Mart Stores East, Inc. v. Tolson — Refund of Corporate Income Tax. On March 17, 2006, Wal-Mart filed a complaint seeking a refund of over $33.5 million in corporate income taxes. The case challenges the authority of the State’s Secretary of Revenue to require Wal-Mart to file a “combined return” on various statutory and constitutional grounds. On January 4, 2008, the trial court granted summary judgment in favor of the State, finding that Wal-Mart’s corporate structure for payment of rent had no real economic substance apart from its beneficial effect on Wal-Mart’s tax liability. Wal-Mart appealed to the State Court of Appeals, which affirmed the trial court’s order for summary judgment on May 19, 2009.

The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State by the State Attorney General did not disclose any other proceedings that are expected to have a material adverse effect on the financial position of the State.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds. In November 2003, the State issued an additional $400 million of the authorized highway bonds. The remaining $300 million of the authorized highway bonds were issued by the State in September 2004.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds ($172.4 million) and natural gas facilities bonds ($5 million) and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $204.4 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds. In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds. In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds. In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds. In March 2004, the State issued an additional $36 million of the authorized natural gas facilities bonds. The remaining $16 million of the authorized natural gas facilities bonds were issued by the State in January 2005.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. In May 2002, the State issued an additional $300 million of the authorized higher education bonds.

In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the approximate amount of $320 million. In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds. These two issuances consisted of a total of $38.4 million of the clean water bonds and $564.9 million of the higher education bonds. In March 2004, the State issued approximately $707.9 million of additional consolidated public improvement bonds. This issuance consisted of a total of $90.8 million of the clean water bonds and $617.1 million of the higher education bonds. An additional $15.255 million of the clean water bonds was issued separately by the State in March 2004. In January 2005, the State issued $705.5 million of additional consolidated public improvement bonds, consisting of a total of $41 million of the clean water bonds and $664.5 million of the higher education bonds. In March 2006, the State issued an additional $70 million of the authorized clean water bonds, and in June 2006, the State issued an additional $300 million of the authorized higher education bonds. In March 2007, the State issued the remaining $99.3 million of the authorized clean water bonds and $403.5 million of the authorized higher education bonds.

The 2008 State General Assembly authorized the issuance of $107 million of general obligation indebtedness pursuant to provisions in the State Constitution that permit the issuance of general obligation debt without voter approval to the extent of two-thirds of the net reduction of outstanding general obligation debt over the previous biennium. Currently none of the $107 million of general obligation indebtedness so authorized has been issued.

In addition, the State refinanced over $1.8 billion of its existing debt in the years 2002 through 2007 to improve cash flow and to take advantage of lower interest rates by reducing its future debt service payments. Since 2002, the State has also issued approximately $1.24 billion in certificates of participation and lease-purchase revenue bonds. The fiscal year 2006-2007 budget authorized the issuance of over $672 million of special indebtedness as follows: $429.3 million for psychiatric hospitals and a public health laboratory for the Department of Health and Human Services, $132.2 million for medical and mental health centers for the Department of Correction, $45.8 million for higher education projects, and $64.8 million for other State projects. The fiscal year 2007-2008 budget authorized the issuance of over $669 million of special indebtedness as follows: $481 million for higher education projects; $120 million to acquire State park land, natural heritage land, and to acquire waterfront properties or develop facilities for the purposes of providing public and commercial waterfront access; $35 million for an education and visitors center at Tryon Palace; and $33 million for correctional facilities. The fiscal year 2008-2009 budget authorized the issuance of over $734 million of special indebtedness as follows: $512.2 million for higher education projects; $109.1 million for correctional facilities; $50 million for acquiring State park lands and conservation areas; and $62.7 million for other State projects.

In fiscal year 2007-2008, the State issued $275 million in certificates of participation, and on September 26, 2007, the State issued $287.6 million in Grant Anticipation Revenue Vehicle (GARVEE) bonds to pay for federal road projects throughout the State, including repairs, resurfacing, and safety improvements along several interstates. The State General Assembly approved the use of GARVEE bonds in 2005, which will be repaid with federal transportation money the State expects to receive in the years ahead, rather than through State tax revenues. On August 1, 2008 and May 1, 2009, the State issued $200 million and $400 million, respectively, in Capital Improvement Limited Obligation Bonds, the repayment of which is limited to the funds appropriated for that purpose by the State General Assembly in its discretion. The purpose of these bonds is to finance various capital projects.

The State currently has authorized but unissued debt subject to annual appropriation of approximately $1.7 billion, and the State anticipates that all or a large portion of this debt subject to annual appropriation will be issued from time to time over the next several years. The State currently has over $7 billion in outstanding long-term debt. The February 2008 study of the State Debt Affordability Advisory Committee reported that all of the State’s debt ratios are at or below median levels for the State’s peer group composed of states rated “triple A” by all three rating agencies. Thus, the study concludes that the State’s debt is considered manageable at current levels. Credit rating agencies consider a debt affordability study as a positive factor when evaluating issuers and assigning credit ratings.

The State’s general obligation bonds are rated AAA with a “stable” outlook by Fitch Ratings, AAA with a “stable” outlook by Standard & Poor’s Rating Services, and Aaa with a “stable” outlook by Moody’s Investors Service, the highest ratings attainable. On January 12, 2007, Moody’s reinstated North Carolina’s Aaa rating, citing the State’s strong financial performance, replenishment of depleted reserves, recent economic gains that surpass national averages, and the State’s effective fiscal management and healthy financial outlook.

Hurricane Isabel came ashore near Ocracoke on the Outer Banks of the State on September 18, 2003. The storm hammered the fragile Outer Banks and raked across the northeastern portion of the State, causing widespread destruction to homes, businesses, and farms. 47 of the State’s 100 counties were declared disaster areas. The State Department of Agriculture reported that damage to crops, livestock, and farm structures in the State exceeded $152 million. Damage to timber in the State was estimated at $565 million, with more than 833,000 acres sustaining some level of damage. By the end of December 2003, more than $155 million in federal and State disaster assistance to individuals, households, local governments, and private nonprofits had been approved. The federal government covered 75 percent of the costs; the State paid the other 25 percent.

The State suffered the effects of six tropical weather systems in 2004. In August, Hurricanes Alex, Bonnie, and Charley caused flooding and widespread power outages in eastern North Carolina. In September, Hurricanes Frances, Ivan, and Jeanne devastated central and western North Carolina with torrential rainfall that spawned flash flooding and numerous debris flows, including mudslides and rock falls. Only Hurricanes Frances and Ivan met the criteria necessary to achieve a Federal Disaster

Declaration, while Hurricanes Alex, Bonnie, Charley, and Jeanne met the criteria necessary for a State Disaster Declaration. These storms caused over $230 million in damages that were eligible for state and federal governmental assistance. The State’s share was approximately $90 million. In order to match federal funds available to the State for federal disaster recovery services, the Governor ordered State agencies to revert 0.75 percent of their 2004-05 budgets to provide $120 million for storm relief.

APPENDIX L

ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of Ohio (sometimes referred to herein as the “State”) operates on a fiscal biennium for its appropriations and expenditures which, for general capital appropriations purposes, runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 Fiscal Year. The State Constitution effectively precludes the State from ending a Fiscal Year or a biennium in a “deficit” position.

Most State operations are financed through the General Revenue Fund (the “GRF”). Personal income and sales-use taxes are the major GRF sources. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (the “BSF”), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any, in each Fiscal Year.

The GRF ending fund and cash balances for the State’s 1984-85 through 2006-07 bienniums were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)*	Ending Cash Balance (In Thousands)
1984-85	1983	1985	$297,600	$849,900
1986-87	1985	1987	226,300	632,700
1988-89	1987	1989	475,100	784,268
1990-91	1989	1991	135,365	326,576
1992-93	1991	1993	111,013	393,634
1994-95	1993	1995	928,000	1,312,200
1996-97	1995	1997	834,900	1,400,000
1998-99	1997	1999	976,778	1,512,528
2000-01	1999	2001	219,414	819,069
2002-03	2001	2003	52,338	396,539
2004-05	2003	2005	682,632	1,209,200
2006-07	2005	2007	215,534	1,432,925

*	Reflects the ending fund balance including amounts designated for transfer to other funds, including the BSF

1998-99. In the 1998-99 biennium, GRF appropriations of approximately $36 billion provided significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701.4 million was transferred into the ITRF, $200 million into public school assistance programs, and $44.184 million into the BSF. Of the GRF biennium-ending fund balance $325.7 million was transferred to school building assistance; $293.185 million to the ITRF; $85.4 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.374 million to the BSF.

2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1.506 billion and fund balance of $855.845 million. A transfer of $49.2 million from the balance increased the BSF to $1.002 billion (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610.4 million was transferred to the ITRF.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

In March 2001 new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million. The State ended Fiscal Year 2001 with a GRF fund balance of $219.414 million making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing economic conditions, with budgetary pressures during this period were primarily due to continuing lower than anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames — the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160 million from the BSF and $100 million from the Family Services Stabilization Fund aimed at achieving Fiscal Year and biennium ending positive GRF. fund balances, based on then current estimates and projections.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709 million for Fiscal Year 2002 and $763 million for Fiscal Year 2003. Executive and legislative actions were taken based on those new estimates, including:

Spending reductions and limits on hiring and major purchases. Governor-ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248 million from the BSF to the GRF during the current biennium, thereby reducing the estimated BSF balance to $607 million; reallocating to the GRF a $260 million portion of tobacco settlement receipts in Fiscal Years 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game, estimated to generate approximately $40 million annually beginning in Fiscal Year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project a higher estimated GRF revenue shortfalls of approximately $763 million in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken in Fiscal Year 2002 to ensure a positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further appropriations and other management steps, those actions included legislation providing for additional transfers to the GRF of the then remaining BSF balance ($607 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds; $50 million reduction of the Fiscal Year 2002 ending GRF balance to $100 million; increased cigarette tax by 31¢ per pack (to a total 55¢ a pack), estimated by OBM to produce approximately $283 million in Fiscal Year 2003; additional transfers to the GRF of $345 million from tobacco settlement money received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligation bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283 million in Fiscal Year 2003.

Fiscal Year 2002 ended with positive GRF balances of $108.306 million (fund) and $619.217 million (cash) based on the remedial steps described above, including transfers of $289.6 million from tobacco settlement moneys and $534.3 million from the BSF (leaving a Fiscal Year 2002 BSF ending balance of $427.904 million, with that entire balance appropriated to GRF use if needed in Fiscal Year 2003).

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional GRF shortfall of $720 million. The Governor ordered immediate additional reductions in spending intending to generate an estimated $121.6 million of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: an additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million in savings; transfers to the GRF from unclaimed funds and various rotary funds; and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286 million.

To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200 million from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193.030 million of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52.338 million and $396.539 million, respectively, and a balance in the BSF of $180.705 million.

Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

2004-05. The GRF appropriations act for the Fiscal Year 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenues of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls: the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium also reflected revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.

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Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69 million annually. (Litigation has been pending since 2003 challenging the inclusion of satellite television in the sales tax base, which produces approximately $36 million annually. On February 12, 2009, an Ohio appeals court overruled a 2007 trial court decision and upheld the inclusion of satellite television in the sales tax base. The State does not know whether plaintiffs intend to appeal to the Ohio Supreme Court.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29 million annually.

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Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64 million annually.

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Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35 million annually.

The Act also authorized and OBM on June 30, 2004 transferred $234.7 million of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211.6 million and $316.8 million of those federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monthly monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247.1 million (1.02%) for Fiscal Year 2004 and by $372.7 million (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100 million. On July 1, the Governor ordered Fiscal Year 2005 expenditure cuts of approximately $118 million and a reduction of $50 million in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions are debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100 million year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157.509 million. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470.7 million. Final Fiscal Year 2005 GRF revenue came in $67.4 million above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60 million to address a prior-year liability in the Temporary Assistance to Needy Families program; $40 million to a new disaster services contingency fund; $50 million to the State’s share of the school facilities construction program; and $394.2 million to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127.8 million and a BSF balance of $574.2 million.

2006-07. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

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Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

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Implementation of a new commercial activities tax (CAT) on gross receipts from doing business in Ohio that phased in over the 2006 through 2010 fiscal years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. Litigation has been pending since 2006 challenging the permissibility of the inclusion in the CAT tax base of food sales for off-premise consumption, and litigation was filed in March 2008 and is pending before a trial court challenging the application of the CAT to motor fuels. With respect to the application of the CAT to food sales, an appeals court on September 2, 2008, held that the CAT may not be applied to the wholesale sale of food and the retail sale of food for human consumption off premises. On February 9, 2009, the Ohio Supreme Court accepted the State's appeal of that Court of Appeals decision which has been stayed pending the outcome of the State's appeal. When fully implemented in 2010, the CAT is projected to produce approximately $1.680 billion annually with $188 million of that annual amount expected from its application to those food sales and $139.1 million of that amount attributable to its application to motor fuels.

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

The State ended Fiscal Year 2006 with a GRF cash balance of $1.528 billion and a GRF fund balance of $1.025 billion. Of that ending GRF fund balance, the State carried forward $631.933 million to cover the variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394.034 million was deposited into the BSF increasing its balance to $1.012 billion (which includes $40.045 million in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1.432 billion and a GRF fund balance of $215.534 million.

2008-09. Consistent with State law, the Governor's Executive Budget for the 2008-2009 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2008-09 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above for the 2006-07 biennium limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•	Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.

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Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments would receive 3.7% of total GRF tax revenues annually and local libraries would receive 2.22% of total GRF tax revenues annually.

•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds, Series 2007 to fund capital expenditures for higher education ($938.0 million) and common school ($4.112 billion) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF funded the expansion of the homestead exemption property tax relief program in the Act. The Act reprogrammed all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025. Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. (See above for a discussion of a portion of those receipts used to offset a portion of GRF revenue shortfalls in Fiscal Years 2002 through 2004). Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

With the Ohio economy expected to be negatively affected by the national economic downturn, in January 2008 OBM reduced its original GRF revenue projections by $172.6 million for Fiscal Year 2008 and $385.1 million for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733.0 million.

Executive and legislative actions were taken based on the new OBM estimates, including:

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The Governor on January 31, 2008 issued an executive order directing expenditure reductions and spending controls totaling approximately $509.1 million for the biennium as well as limitations on major purchases, hiring and travel, which amount has since been reduced to $402.0 million based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions had been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

•	Transfer unspent agency appropriations totaling $120.2 million in Fiscal Year 2008 and $78.0 million in Fiscal Year 2009,

•	Authorizing expansion of the State-run lottery system to include “keno” games projected to generate $65.0 million in Fiscal Year 2009, although revenues were below estimate.

In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63.3 million from the BSF for State’s share of increased Medicaid costs, $55.0 million from rotary funds and $25.0 million in uncommitted interest earnings from proceeds of the State’s Tobacco Settlement Asset-Backed Bonds.

The State ended Fiscal Year 2008 with a GRF cash balance of $1.682 billion and a GRF fund balance of $807.566 million. Of the ending GRF fund balance, the State maintained $133.313 million reflecting one-half of one percent of Fiscal Year 2008 GRF revenues as the required ending fund balance and carried forward $674.253 million to cover the expected and planned for variance of Fiscal Year 2009 GRF appropriations over estimated revenue. The BSF balance at the end of Fiscal Year 2008 was $1.012 billion (subject to currently authorized transfers of up to $263.333 million as described herein).

In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bioproducts and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State’s historic preservation tax credits. The sources of funding for the stimulus plan included, in addition to GRF-backed bonds, $230.0 million of cash from the Ohio Tobacco Prevention Foundation (this transfer is subject to a pending legal challenge), $370.0 million in GRF operating appropriations to be made over the next five fiscal years, and $184.0 million in bonds backed by net profit from the State’s liquor enterprise, and $200.0 million in bonds backed by highway user receipts.

With the Ohio economy continuing to be negatively affected by the national economic downturn, OBM on September 10, 2008 announced a $540.0 million further reduction in its GRF revenue projections for Fiscal Year 2009 and a projected Fiscal Year budgetary shortfall of the same amount. Executive actions announced to offset the projected shortfall include:

•	Use of additional planned Fiscal Year-end lapses and GRF carry forward totaling $126.4 million.

•	Use of balances in various non-GRF “rotary funds” totaling $112.0 million.

•	Transfer to the GRF an additional $40.0 million of interest earnings on the proceeds of the tobacco securitization referred to above.

•	As authorized by June 2008 legislation referred to above, a transfer to the GRF (subject to Controlling Board approval) of $63.3 million to pay for previously authorized Medicaid cost expenditures.

The $198.3 million balance was offset by a 4.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others.

On December 1, 2008, OBM announced a further $640.4 million reduction in GRF revenue projections for Fiscal Year 2009 expected to result in a projected Fiscal Year budgetary shortfall of the same amount. Executive actions announced to offset much of that projected shortfall include:

•	Reducing total GRF Medicaid spending by $311.1 million by using cash from non-GRF Medicaid accounts and the corresponding federal share previously planned for use in Fiscal Year 2010.

•	Reducing total Medicaid program spending by $21.3 million by enhanced focus on use of other third party liability sources and other program savings exceeding original estimates.

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Reducing other GRF expenditures by $180.5 million through a further 5.75% reduction in most agency appropriations, which will not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others. These reductions are in addition to the approximately $1.27 billion of 2008-2009 biennium budget adjustments already undertaken.

The remaining $131.9 million of the shortfall was expected to be offset by additional Federal Medical Assistance Payments (FMAP) to be received under the American Recovery and Reinvestment Act of 2009, which increased federal Medicaid match to the GRF by that amount (after taking into account loss of federal match from the two Medicaid related actions outlined above). Based on these expenditure reductions, spending controls and other measures — and before the revenue report of April referred to below — OBM was projecting a positive GRF fund balance at June 30, 2009.

On May 7, 2009, OBM reported that April State income tax receipts were $321.595 million below December 2008 revised projections, with total tax receipts for the month approximately $345.522 million below those projections. With the close of financial records for May 2009, the GRF tax receipts for the month continued to record the severity of the recession. The revenue was $100.2 million (6.8%) below May 2008 and $1.9 billion (10.7%) below 2008 year-to-date. Year-to-date, total GRF tax receipts were $706.2 million (4.3%) below estimate.

Actions taken during the balance of the Fiscal Year to achieve a positive GRF balance at June 30, 2009 included:

•	The completed restructuring of $52.829 million of Fiscal Year 2009 general revenue fund debt service into Fiscal Years 2012 through 2021.

•	Additional Fiscal Year 2009 expenditure reductions estimated to exceed $98 million from further expenditure controls ordered by the Governor on April 22.

•	Application of the uncommitted Budget Stabilization Fund (BSF) balance of approximately $949 million to Fiscal Year 2009 expenditures.

Total Fiscal Year 2009 GRF spending was strictly controlled with outlays 0.4% below the December 2008 re-forecasted agency spending for the fiscal year. The state ended FY 2009 with an unobligated GRF balance of $389.1 million, due in large part to Executive Order reductions and budget directives. These directives served to preserve key investments in education and safety-net services over the course of the Fiscal Year. Although spending remained below projections, the accelerated slide in revenues required legislative authorization to use the balance of the state’s budget stabilization fund in order to close the fiscal year on target.

With the close of financial records for Fiscal Year 2009, Ohio’s Total General Revenue Fund (GRF) tax receipts had recorded a historic, year-over-year loss of $2.3 billion or 12.0% less than received in Fiscal Year 2008. Reductions of this level have not been experienced in the last 50 years and were the direct result of the financial crisis from the fall of 2008, which was underestimated by many national economic forecasters, as the rapidity and depth of the economic deterioration continuously outpaced even the most pessimistic forecasts.

Current Biennium. The Governor’s Executive Budget for the 2010-2011 biennium was released on February 2, 2009. That Budget completed the implementation of the restructuring of State taxes commenced in the 2006-07 biennium and reflected expenditure and payroll reductions, sizable transfers to the GRF from non-GRF sources (including the BSF), fee adjustments, and significant reliance on federal transfer payments and other forms of federal assistance to be received under the American Recovery and Reinvestment Act of 2009. The Executive Budget proposal also reflected the expected restructuring into later years of certain debt service payments currently scheduled to be paid from the GRF in the 2010-2011 biennium, and included all amounts necessary to pay GRF debt service and lease rental amounts for the biennium after that restructuring is accomplished.

Negotiations between the Governor and the General Assembly over the GRF budget for 2010-11 biennium continued past the July 1, 2009 start of the biennium. During such time, the State continued to operate using a series of three, one-week temporary budgets which have included all amounts necessary to pay GRF debt service and lease rental amounts.

On July 13, 2009 the General Assembly passed, and on July 17, 2009 the Governor approved with selective vetoes, a “permanent” budget for the 2010-11 biennium, which included all necessary debt service and lease rental payments related to State obligations. Notable provisions of the budget include:

•	Dropped State aid to K-12 schools by about a quarter percent overall compared to fiscal year 2009 levels. Reductions by school district would be limited to 1% the first year and 2% the second year.

•	Increased state solid waste disposal fees.

•	Included provisions paving the way for State-run slots at Ohio’s seven horse racetracks, which are being counted on for $933 million in K-12 funding over the biennium.

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Cut funding for higher education a total of $170 million over the biennium compared to the “framework” levels the Governor had initially proposed, and replaced a tuition freeze with an increase cap of 3.5% per year.

•	Increased funding for mental health services $65 million.

As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “deficit” position. The Governor and OBM will continue to closely monitor revenues and expenditures, take needed executive actions and work with the General Assembly to ensure a positive GRF ending fund balance.

OBM prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of a “Total Operating Fund” (“TOF”). The State has not and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.

The State has planned for and encountered some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 11 months in Fiscal Years 2003 and 2004 to four months in Fiscal Years 1995, 1997 and 2000. In recent fiscal years, the highest GRF end-of-month cash flow deficiencies were $1.677 billion in Fiscal Year 2006, and $601.237 million in Fiscal Year 2007. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development.

State special obligation debt, the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest, is authorized for specified purposes by Section 2i of Article VIII of the Constitution. Debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or agreements entered into by the State.

As of July 2009, the maximum annual debt service on all obligations payable from the GRF is $1.095 billion in Fiscal Year 2011.

Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes. The maximum annual debt service on such obligations payable from such receipts is $186.996 million in Fiscal Year 2010.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly (so called “Federal Grant Anticipation Revenue Vehicle (GARVEE) Bonds “). The highest annual State payment under those agreements in any current or future Fiscal Year is $114,535 million in Fiscal Year 2009. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose.

The Ohio Building Authority (OBA) issues special obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services and others (DAS), the Department of Transportation (ODOT) and the Department of Public Safety (DPS); juvenile detention facilities for the Department of Youth Services (DYS); Department of Rehabilitation and Correction (DRC) prisons and correctional facilities including certain local and community based facilities; office buildings for the Bureau of Workers' Compensation (BWC) and Department of Natural Resources (DNR); and school district technology and security facilities. The Treasurer also issues obligations for mental health, parks and recreation, and cultural facilities purposes and to refund certain bonds previously issued for higher education purposes, and has previously issued obligations for elementary and secondary school facilities. Debt service on obligations issued under Section 2i of Article VIII is paid from GRF appropriations, with the exception of debt issued for ODOT and DPS facilities (paid from highway user receipts) and for BWC facilities (paid from the BWC Administrative Cost Fund).

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $630 million to be outstanding at any one time, of which not more than $84 million may be issued for eligible advanced energy projects and not more than $100 million may be issued for eligible logistics and distribution projects. The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds may not exceed $63 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800 million. Pursuant to a 2000 constitutional amendment, the State has issued $150 million of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all State bonds payable from State liquor profits is $45.32 million in Fiscal Year 2009.

State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued that represent fractionalized interests in or are payable from the State’s anticipated payments. The maximum annual payment under those agreements from GRF appropriations is $30.497 million in Fiscal Year 2013 and the total GRF-supported principal amount outstanding is $241.930 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

As part of its debt management, the State has entered into interest rate swap agreements in connection with seven variable rate bond issues, six in a weekly interest rate period and one in a term interest rate period — swapping to a synthetic fixed rate in connection with each of the seven issues in a weekly rate period, and swapping to a synthetic variable rate in connection with the issue in a term rate period. The State has entered into three swaps in connection with one series of its general obligation bonds for common schools — swapping to a synthetic variable rate through the expiration of the initial term rate period and entering into a forward starting synthetic fixed rate swap from that expiration date through the final maturity of those bonds. The State has also entered into one synthetic variable rate swap in connection with $5.315 million outstanding principal amount of general obligation infrastructure fixed rate bonds issued in 2003 with a final maturity of February 1, 2010. For all its swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3. Under each of these agreements, the counterparty is required to progressively post collateral securing the State’s position if the counterparty’s credit ratings fall below these minimum thresholds.

The State currently has $699.225 million in outstanding general obligation variable rate debt. Liquidity is provided by the State and it is not anticipated that a liquidity facility will be provided by any other party.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650 million of general obligation debt approved by the voters in November 2005 for research and development and the development of sites for industry, commerce, distribution and research development, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

The General Assembly has appropriated sufficient moneys to meet all payments related to the debt service requirements on all of the State’s obligations described above for the current biennium (ending June 30, 2011).

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the originating political subdivisions and school districts. State lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application to debt service on obligations issued to finance capital facilities for a system of common schools.

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity.

The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Litigation was commenced in Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs’ filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized the plaintiffs and the Court as “unfunded mandates”.

Appropriations for school funding in other recent bienniums were: $17.2 billion in the 2008-09 biennium (4.9% increase), $16.4 billion in the 2006-07 biennium (4.5% increase), $15.7 billion in the 2004-05 biennium (3.3% increase), $15.2 billion in the 2002-03 biennium (17% increase), $13.3 billion in the 2000-01 biennium (15% increase), $11.6 billion in the 1998-99 biennium (18.3% increase), and $10.1 billion in the 1996-97 biennium (13.6% increase). Those total State appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). Those lottery profits totaled $648.106 million in Fiscal Year 2004, $645.137 million in Fiscal Year 2005, $646.276 million in Fiscal Year 2006 (which excludes $5.820 million transferred to the Deferred Prize Fund), $669.327 million in Fiscal Year 2007 and $672.184 million in Fiscal Year 2008. Ohio participation in the multi-state lottery commenced on May, 2002. A constitutional provision requires that net lottery profits be paid into the LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12.1 million in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8.657 million in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court and as a result was restructured in Fiscal Year 2001, including a modification to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2006, one district received a solvency advance in the amount of $41 million, while two districts received solvency advances totaling $16.937 million in Fiscal Year 2007 and one district received a solvency advance in the amount of $10.380 million in Fiscal Year 2008. No districts received grants as a result of catastrophic events from Fiscal Year 2006 to Fiscal Year 2008.

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium, were $100.800 million in 1998-99, $23.7 million in 2000-01, and $1.0 million in 2002-03. All cases were settled prior to the end of Fiscal Year 2003 and there is no further State liability.

Constitutional amendments relating to taxation, revenues, expenditures, debt or other subjects may be proposed by action of three-fifths of the members elected to each house of the General Assembly or by initiative petition signed by electors numbering at least 10% of the total number of votes last cast for the office of governor. Adoption of a proposed amendment requires approval by a majority of electors voting on it at a statewide election.

The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy, without a vote or charter provision, to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

Although manufacturing (including auto-related manufacturing) remains an integral part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the non-manufacturing sectors. In 2006, Ohio’s economic output as measured by its gross state product (GSP) totaled $452 billion, 3.44% of the national GSP and seventh largest among the states. The State ranks third within the manufacturing sector as a whole ($83 billion) and third in durable goods ($56 billion). As a percent of Ohio’s 2006 GSP, manufacturing was responsible for 18.4%, with 23.4% attributable to the goods-producing sectors and 33.3% to business services sectors, including finance, insurance and real estate. Ohio is the eighth largest exporting state, with 2007 merchandise exports totaling $42.4 billion. The State’s leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for approximately 55% of that total. In addition, with 14.2 million acres (of a total land area of 26.4 acres) in farmland and an estimated 75,700 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio’s economy. Ohio’s 2007 crop production value of $4.4 billion represented 3.0% of the U.S. total value. Ohio ranks in the top six states in the production of chicken eggs, tomatoes, corn, greenhouse/nursery and soybeans. In 2007, Ohio’s agricultural sector output totaled $8.4 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $2.2 billion.

The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Eerie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and fourteenth in coal production in 2007.

Payroll employment in Ohio, in the diversifying employment base, since 2000, has increased in 2001, decreased in 2002 and 2003, increased in 2004 through 2006, and decreased in 2007 and 2008. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. The “nonmanufacturing” sector now employs approximately 86% of all nonagricultural payroll workers in Ohio. The recession in Ohio continues to be severe, and the average unemployment rate in Ohio continues to be higher than the national rate. For example, Ohio was 11.1%, compared to the national rate of 9.5% (seasonally adjusted) for June 2009.

Ohio’s 2000 decennial census population of 11,353,140 indicated a 4.7% population growth between 1990 and 2000 and ranked Ohio seventh among the states in population. The following table shows selected Census figures:

Ohio Population — Total and by Age Group
Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over

1970	10,657,500	6	9.7%	4,124,400	5,539,600	993,500

1980	10,797,600	6	1.4	3,502,900	6,125,200	1,169,500

1990	10,847,100	7	0.5	3,141,000	6,299,100	1,407,000

2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800

The State’s July 2008 population estimate was 11,485,910.

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa2, AA+ and AA by Moody’s, Standard & Poor’s and Fitch, respectively. These represent downgrades by Moody's and Fitch from Aa1 and AA+, respectively, citing, in the case of Fitch, weak recovery from the previous recession, declines in manufacturing and service sector employment, and a continued deep housing downturn. At the same time, Fitch changed its outlook for the State from “negative” to “stable”.

APPENDIX M

ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

This section briefly describes current economic trends in Pennsylvania, and constitutes only a brief summary of some of the many complex factors that may have an effect on the Pennsylvania economy. The information set forth below is largely derived from official statements prepared in connection with debt offerings relating to Commonwealth of Pennsylvania General Obligation Bonds that are generally available to investors. It has not been updated nor will it be updated during the year. No independent verification has been made of the following information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (sometimes referred to herein as the “Commonwealth”) and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing or laws with respect to tax-exempt financing.

The Commonwealth utilizes the fund method of accounting. Over 150 funds have been established and currently exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. Tax revenues constitute approximately 97.7 percent of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, and the capital stock and franchise tax. Together these four taxes produce over 81 percent of General Fund tax revenues.

The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund. Balances in the Budget Stabilization Reserve Fund may be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth’s citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the fund is provided by the transfer of a legislatively determined portion of the General Fund budgetary basis unappropriated surplus at the close of a fiscal year, by investment income of the fund, and by specific appropriation from other available funds by the General Assembly.

The Budget Stabilization Reserve Fund is intended to accumulate a balance equal to 6 percent of General Fund revenues. Beginning with fiscal year 2003, 25 percent of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. When the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6 percent of General Fund revenues, the proportion of the General Fund’s fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is to be lowered from 25 percent to 10 percent.

At present, the Commonwealth maintains a balance of approximately $743.6 million in the Budget Stabilization Reserve Fund. Further, as of April 2009, the Commonwealth maintains balances in various funds and accounts, including the Budget Stabilization Reserve Fund, totaling approximately 8.5 percent of the Commonwealth’s annual operating costs. These additional funds may become available through either executive or legislative action to address unforeseen budgetary stresses that could occur. Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund.

Recent Developments

On February 4, 2009, the Governor submitted to the General Assembly his proposed fiscal year 2010 budget. However, as a result of a prolonged budget impasse, the fiscal 2010 year commenced without a budget being enacted.

The economic recession that is gripping the nation has adversely affected the Commonwealth’s revenue receipts during fiscal year 2009. General Fund revenue estimates incorporated in the enacted budget for fiscal year 2009 included a projected growth in receipts of 3.07 percent, while actual receipts have contracted on a year-over-year basis. In February 2009, the Governor’s proposed budget for fiscal year 2010 included a revision to the fiscal year 2009 revenue estimate for General Fund revenues to reflect the adverse effects of the national economic recession. According to a press release from the Pennsylvania Department of Revenue, fiscal year 2009 General Fund collections, totaled $25.5 billion, which is $3.25 billion, or 11.3 percent, below estimates. Actions that have been taken to reduce Commonwealth spending in light of the revenue shortfalls include several rounds of budget cuts. Combined with more than $500 million in spending eliminated during the 2009 fiscal year, plus other reductions that the Governor previously announced, the Governor has trimmed $2 billion from state spending during the current national economic downturn. Other actions include implementation of a general hiring freeze, bans on out-of-state travel, freezing of wages for non-union salaries and the elimination of the purchase of new vehicles.

Recent Financial Results

During the five-year period from fiscal year 2004 through fiscal year 2008, total revenues and other sources increased by an average of 3.2 percent annually. Tax revenues during this same period increased by an annual average of 5.6 percent with a portion of the average annual growth rate attributable to various tax rate and base changes enacted over the same period. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2004 through 2008 rose at an average annual rate of 3.9 percent. The fund balance at June 30, 2008 totaled $2,974.1 million, a decrease of $396.8 million from the balance at June 30, 2007. The fiscal year 2008 year-end unreserved-undesignated portion of the fund balance was $9.6 million, $359.0 million below the amount recorded for fiscal year 2007 at years end.

Fiscal Year 2007

Continued weakness in the housing sector and escalating oil prices were two of the main factors that resulted in slower growth of the national economy during fiscal year 2007. Growth in real gross domestic product (GDP) finished at 2.5 percent for the fiscal year ended June 30, 2007, down from 3.4 percent for the prior fiscal year. Corporate profits, growth in wages and salaries and consumer expenditures were all lower during fiscal year 2007 than in the prior fiscal year. Economic growth proved erratic, at just 0.4% in the first quarter of 2007 before rebounding to reach 4.0% in the second quarter of 2007. Job growth continued during the fiscal year and the unemployment rate continued to drop throughout the fiscal year. Overall, these somewhat conflicting national economic conditions still positively impacted state revenue growth, as revenues exceeded the budget estimate. Additional revenues were used, in part, to replenish portions of reserve funds and to support an increased demand for governmental goods and services, particularly in the area of health care costs.

General Fund revenues of the Commonwealth exceeded the certified estimate by $649.6 million or 2.4 percent during fiscal year 2007. Final Commonwealth General Fund revenues for the fiscal year totaled $27,449.1 million. Total fiscal year 2007 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $27,193.7 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27,007.9 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $707.9 million, including the beginning balance from the prior year of operations. Accordingly, 25 percent of this preliminary balance or $176.9 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2007 unappropriated surplus balance was $530.9 million as of June 30, 2007. Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8 percent. Fiscal year 2007 revenues (all sources) totaled $27,193.7 million, an increase of $1,492.8 million over fiscal year 2006.

Fiscal year 2007 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $26,298.1 million, an increase of 6.6 percent from fiscal year 2006 expenditures. A total of $105.4 million in appropriations were lapsed in fiscal year 2007, and the fiscal year 2007 budget contained a slightly reduced level of intergovernmental transfers which were utilized to cover a portion of medical assistance costs. Intergovernmental transfers replaced $536.7 million of General Fund medical assistance costs in fiscal year 2007, compared to $735.7 million in fiscal year 2006, a decrease of 27 percent. In addition, approximately $257.7 million in additional funds were appropriated in fiscal year 2007 to fund expenditures normally funded from Commonwealth revenues, an increase from $145.9 million in fiscal year 2006.

For GAAP purposes, the General Fund reported a fund balance of $3,370.9 million, an increase of $401.4 million from the reported $2,969.5 million fund balance at June 30, 2006. On a net basis, total assets increased by $761.3 million to $11,161.5 million. Liabilities increased by $359.9 million to $7,790.6 million largely because of an increase in unearned revenue ($117.2 million) and an increase in accounts payable ($194.1 million). The overall increase in fund balance, $401 million during the fiscal year, was $300 million more than the prior fiscal year increase in fund balance of $101 million.

Fiscal Year 2008

The national economic slowdown and a recession in the housing sector adversely impacted growth in the Commonwealth during fiscal year 2008. Declining home sales and home values, a contraction in available credit from trouble in the financial markets, slightly higher unemployment and lower personal consumption resulted in less growth in fiscal year 2008 revenues than had been projected in the February 2008. Commonwealth revenues still exceeded the certified estimate for fiscal year 2008 by $167.5 million or 0.6 percent. Preliminary estimates from February 2008 projected a revenue surplus of $427 million during fiscal year 2008. Lower than projected revenues from corporate and personal income taxes were responsible for the lower than projected growth.

Final Commonwealth General Fund revenues for the fiscal year totaled $27,928.2 million. Total fiscal year 2008 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $27,502.9 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27,450.9 million. As a result of Commonwealth financial operations during fiscal year 2008, the preliminary unappropriated surplus balance, prior to the statutorily required transfer to the Budget Stabilization Reserve Fund, totaled $582.9 million. In response to lower-than-projected growth in Commonwealth revenues, the General Assembly approved and the Governor signed into law, a one-year suspension of the 25 percent transfer of a portion of the unappropriated surplus balance to the Budget Stabilization Reserve Fund for fiscal year 2008.

Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 1.3 percent. Fiscal year 2008 revenues (all sources) totaled $27,502.9 million, an increase of $309.2 million over fiscal year 2007. Intergovernmental transfer proceeds decreased $54.5 million, primarily due to the continued phase-out of intergovernmental transfers. Funding from additional sources decreased $115.2 million or 45 percent, primarily due to decreased transfers from other state funds. General Fund revenues grew $478.8 million or 1.7 percent during fiscal year 2008 when measured on a year-over-year basis. Non-tax revenues of the Commonwealth declined by 17 percent during the fiscal year. Reserves for tax refunds in fiscal year 2008 were $1,050 million, an amount equal to the fiscal year 2007 reserves.

Fiscal year 2008 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27,450.9 million, an increase of 1.6 percent from fiscal year 2007 expenditures. A total of $356.0 million in appropriations were lapsed in fiscal year 2008, and the fiscal year 2008 budget contained a reduced level of intergovernmental transfers which were utilized to cover a portion of medical assistance costs. Intergovernmental transfers replaced $482.2 million of General Fund medical assistance costs in fiscal year 2008, compared to $536.7 million in fiscal year 2007, a decrease of 10.1 percent. In addition, approximately $142.5 million in additional funds were appropriated in fiscal year 2008 to fund expenditures normally funded from Commonwealth revenues, a decrease from $257.7 million in fiscal year 2007. The ending unappropriated balance of $582.8 million for fiscal year 2008 reflects an increase of 9.8 percent from fiscal year 2007.

For GAAP purposes, the General Fund reported a fund balance of $2,974.1 million at June 30, 2008, a decrease of $396.8 million from the reported $3,370.9 million fund balance at June 30, 2007. On a net basis, total assets increased by $1,328.0 million to $12,489.5 million. Liabilities increased by $1,724.8 million to $9,515.4 million largely because of an increase in accounts payable ($720 million) and an increase in securities lending obligations ($706.4 million). The overall decrease in fund balance, $396.8 million during the fiscal year, was $797.8 million less than the prior fiscal year which reported an increase in fund balance of $401 million.

Fiscal Year 2009

The enacted fiscal year 2009 budget originally provided appropriations and executive authorizations totaling $28,264.2 million of Commonwealth funds against estimated revenues, net of tax refunds and including intergovernmental transfers, of $28,085.7 million. The $575.0 million difference between estimated revenues and budgeted appropriations was expected to be funded by a draw down of the $582.8 million beginning balance. The fiscal year 2009 ending unappropriated balance was estimated to be $5.8 million.

However, the dramatic and adverse effects of the national economic recession has been adversely impacting Commonwealth revenues. The fiscal year 2009 revenue estimate was based upon an economic assumption that economic growth would resume in the second half of the fiscal year, reaching nearly 2.0% annual growth by June 2009. The dramatic slowdown in the national economy during the third and fourth quarters of 2008, rising unemployment rates and the turbulent financial markets have negatively impacted the Commonwealth’s revenues and receipts.

According to a press release from the Pennsylvania Department of Revenue, fiscal year 2009 General Fund collections totaled $25.5 billion, which is $3.25 billion, or 11.3 percent, below estimates.

In response to declining revenue collections in fiscal year 2009, the Commonwealth has taken a number of steps to address current year expenditures. First, the Commonwealth has implemented several rounds of budget cuts or “freezes,” which reduced the ability of agencies to spend funds appropriated during fiscal year 2009. Combined with more than $500 million in spending eliminated during the 2009 fiscal year, plus other reductions that the Governor previously announced, $2 billion has been trimmed from state spending during the current national economic downturn. Additionally, the Commonwealth has implemented a general hiring freeze to reduce costs and it has restricted out-of-state travel and it has banned the purchase or new and replacement vehicles and reduced the size of the state fleet by 1,000 vehicles. Fiscal year 2009 and fiscal year 2010 salaries for management and non-union employees have been frozen at current levels. The Governor’s proposed fiscal year 2010 budget (presented in February 2009) included a plan to balance the fiscal year 2009 budget through (i) federal fiscal relief $1,083 million (ii) Rainy Day Fund $750 million (iii) current year lapses (budget cuts) $521 million (iv) Health Care Provider Retention Account $350 million (v) legislative lapses $175 million (vi) Marcelleus Shale revenues $174 million (vii) prior year lapses $91 million (viii) current year lapses $36 million. Finally, the Commonwealth has undertaken a number of management and productivity improvement efforts since 2003 that have resulted in a recurring annual savings of an estimated $1.75 billion in fiscal year 2009. These recurring savings have assisted the Commonwealth in its efforts to mitigate the impact of the national recession.

The enacted fiscal year 2009 budget included a General Fund spending increase of only 1.3 percent in all areas other than Education, Public Welfare, Corrections and Probation/Parole, while improving many vital state-funded services.

The enacted fiscal year 2009 budget also included the beginning of property tax cuts for all Pennsylvania homeowners, which are funded from the proceeds of expanded gaming in the Commonwealth. A total of nearly $800 million in local property and wage tax relief will have been distributed in fiscal year 2009. The enacted budget also includes a state-level economic stimulus package-“Protecting Our Progress.” This package includes an $800 million increase to the debt limit for the Redevelopment Assistance Capital Program to fund local community and economic development capital projects, a $500 million bond to fund the Energy Independence Strategy and an $800 million bond issue to improve drinking water and sewer infrastructure in the Commonwealth (“H2O PA”). Finally, the Protecting Our Progress package includes $365 million in general obligation bond proceeds for the “Rebuilding Pennsylvania Infrastructure” program. This program will provide additional capital investments to repair aging infrastructures such as structurally deficient bridges and to repair or replace high hazard dams and other similar flood protection systems.

The Energy Independence Strategy will target additional investment in new, clean and alternative energy projects. The Energy Independence Fund will support early stage financing and project financing, along with new incentives for energy conservation and solar energy. The Commonwealth Financing Authority (“CFA”) will issue $500 million in appropriation-backed debt to fund various energy programs:

The H2O PA program will provide $800 million in CFA appropriation-backed debt to address urgent upgrades of existing drinking water and wastewater infrastructure. This program will also support at least $100 million in new funding to address unsafe high-hazard dams across the Commonwealth as well as to provide funding to improve stormwater management. Further, on November 4, 2008 the voters of Pennsylvania approved a referendum for an additional $400 million in bond proceeds to support grants and loans for improving water infrastructure.

Fiscal Year 2010 Proposed Budget

On February 4, 2009, Governor Rendell delivered his fiscal year 2010 budget address. The proposed fiscal year 2010 General Fund budget is $26.6 billion — a decrease of $64.5 million, or 0.2 percent less than fiscal year 2009, after accounting for the use of anticipated federal fiscal relief funds of nearly $1.1 billion in fiscal year 2009 and $2.4 billion in fiscal year 2010, which will offset state costs. In light of the national recession and the forecast for continued economic contraction at the outset of 2009, base General Fund revenues are not expected to grow over the current fiscal year. The proposed fiscal year 2010 budget would reduce or eliminate funding for programs in nearly every Commonwealth agency. It reduces funding for 346 programs and eliminates funding for 101 programs, lowering spending by nearly $1 billion. The proposed fiscal year 2010 budget includes a reduction of 2,995 positions in the Commonwealth’s current authorized complement, for a total reduction of 4,767 positions since January 2003.

The proposed budget did not include any increases in personal income or business taxes, and continued the phase-out of the capital stock/franchise tax. It included a number of new revenue sources, including (i) increasing the cigarette tax by 10 cents per pack, (ii) levying a tax on other tobacco products, and (iii) ensuring the public benefits from natural gas production in an area known as the Marcellus Shale that are now being tapped by private companies.

Subsequent to the Governor’s budget address, however, the adverse economic conditions in the Commonwealth have resulted in various other proposals by both the Governor and some legislative representatives to increase revenues, including a delay in the scheduled phase-out of the capital stock/franchise tax and an increase in the personal income tax. The 2010 fiscal year commenced without a budget agreement. The fiscal year 2010 budget ultimately adopted by the Pennsylvania legislature could differ significantly from the fiscal year 2010 budget proposed by the Governor and/or the various proposals currently under consideration.

Other Information

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.7 percent in 2003. The resumption of faster economic growth resulted in a decrease in the Commonwealth’s annual unemployment rate to 4.4 percent in 2007. As of June 2009, the Pennsylvania unemployment rate was 8.3 percent and the national unemployment rate for the same period was 9.5 percent.

Nonagricultural employment in Pennsylvania over the ten year period that ended in 2008 increased at an annual rate of 0.4 percent. This compares to a 0.4 percent rate for the Middle Atlantic region and a 0.7 percent rate for the United States as a whole.

The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. As of June 30, 2008, the Commonwealth had $8,177 million of general obligation debt outstanding.

Other state-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency that provides financing for housing for lower and moderate income families. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund. No deficiency exists currently. According to PHFA, as of June 30, 2008, PHFA had $4,361.1 million of revenue bonds outstanding.

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

The Commonwealth Financing Authority (the “CFA”), a major component of the Governor’s Economic Stimulus Proposals for the Commonwealth, was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth but rather the obligations are payable from appropriations of the Commonwealth.

In November 2005, the CFA issued its first bonds and since that time, the CFA has completed three additional bond issues. As of June 30, 2008, the CFA had $717.155 million in outstanding bond debt. The Commonwealth’s fiscal year 2009 enacted budget appropriated $62.473 million in state funds to the CFA for payment of all or a portion of CFA debt service during fiscal year 2009. Further, a balance of $4.7 million remains available from prior year appropriations to support CFA debt service payments.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, the Governor signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provide the CFA with additional bond indebtedness authority of up to $1,300 million. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. It is projected that portions of the increased CFA debt authority will be issued over the next two to four fiscal years.

In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), which will serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor. While the Special Revenues currently are projected to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to make up the deficiency. The obligation of the Commonwealth to make such payments is subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $19.1 million.

The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. For financial reporting purposes, both SERS and PSERS have adopted the Governmental Accounting Standards Board’s Statement No. 25. This Statement requires a specific method of accounting and financial reporting for defined benefit pension plans. Among other things, the Statement requires a comparison of employer contributions to “annual required contributions.” As of December 31, 2008, the preliminary estimate of the unfunded actuarial accrued liability of SERs was $2,174 million. As of June 30, 2008, the unfunded actuarial accrued liability of PSERs was $9,924 million.

In addition to a defined benefit pension plan for State employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEB under two plans. The Retired Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Commonwealth-determined benefits to other retired state employees and their dependents.

Certain State-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

City of Philadelphia

The City of Philadelphia (the “City” or “Philadelphia”) is the largest city in the Commonwealth. From time to time, the City and the School District of Philadelphia have experienced financial difficulties which have adversely affected its credit standing.

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a revised five-year fiscal plan approved by PICA on June 17, 2008.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $573.8 million in Special Revenue Bonds outstanding as of June 30, 2008. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

The current national recession has had a significant negative impact on the City’s finances. The City has confronted a significant drop in revenue beginning in the fall of 2008 that required the sweeping mid-year budget changes. These include selected closings of public libraries, fire houses and public pools. Additional actions may also be necessary. The state budget impasse has also exacerbated the City’s growing cash crises.

Litigation

The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth’s governmental operations and consequently its ability to pay debt service on its obligations. In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.

The Commonwealth also represents and indemnifies employees who have been sued under Federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision could have a material effect on government operations of the Commonwealth.

County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until that is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth pursuant to Phase I of the Interim Report. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of the recommendations for later phases remains pending before the Pennsylvania Supreme Court.

Northbrook Life Insurance Co., No. 1120 F&R 1996

This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Associations Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to its insureds.

Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories, including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania. Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax; others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities.

There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

On January 26, 2006, the en banc Court issued a conflicted decision in which the majority ruled for both parties. Both parties filed exceptions. The Court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court. The Supreme Court ruled in Northbrook’s favor but only on a technicality and did not address the substantive findings of the Commonwealth Court. The Supreme Court’s decision resulted in an approximately $7,000.00 credit for Northbrook.

Counsel are now preparing to once again explore a possible global settlement concerning the remaining cases. However, it is likely that counsel will pick another case to move forward and re-argue the substantive issues. If taxpayers prevail on all issues, estimated refunds would total about $150 million.

As of May 2009, Moody’s rated the general obligation bonds of the Commonwealth “Aa2,” Standard & Poor’s rated such bonds “AA” and Fitch rated such bonds “AA.” There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

PART C. OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number		Description

1	(a)	—Declaration of Trust of CMA Tax-Exempt Fund (formerly known as Merrill Lynch Tax-Exempt Fund) (the “Registrant”), dated June 5, 1989.(a)

	(b)	—Amendment to the Declaration of Trust, dated July 31, 1990.(a)

	(c)	—Certification of Amendment to Declaration of Trust, dated April 11, 2002.(h)

	(d)	—Certification of Amendment to Declaration of Trust, dated April 11, 2002.(h)

	(e)	—Certification of Amendment to Declaration of Trust, dated February 25, 2008.(l)

2		—Amended and Restated By-Laws of the Registrant.(n)

3		—Portion of the Declaration of Trust and By-Laws of the Registrant defining the rights of holders of shares of the Registrant.(b)

4	(a)	—None.

	(b)	—None.

5		—Unified Distribution Agreement between the Registrant and BlackRock Investments, LLC, formerly known as BlackRock Investments, Inc.(g)

6		—None.

7		—Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company.(f)

8	(a)	—Form of Administration Agreement between the Registrant and BlackRock Advisors, LLC.(m)

	(b)	—Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(k)

	(c)	—Form of Cash Management Account Agreement.(i)

	(d)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(c)

9		—Consent of Brown & Wood LLP, counsel for the Registrant.(d)

10		—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.*

11		—None.

12		—None.

13		—Form of Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1.(g)

14		—None.

15	(a)	—Code of Ethics of BlackRock Advisors, LLC.(e)

	(b)	—Code of Ethics of Registrant.(e)

	(c)	—Code of Ethics of BlackRock Investments, LLC, formerly known as BlackRock Investments, Inc.(e)

16		—Power of Attorney.(j)

*	Filed herewith.
(a)	Previously filed pursuant to the Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) phase-in requirements on July 27, 1995 and incorporated herein by reference to an exhibit to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement under the Securities Act of 1933, as amended (the “Registration Statement”).

(b)	Reference is made to Article II, Section 2.3 and Articles III, V, VI, VII, IX, X and XI of the Registrant’s Declaration of Trust, filed as Exhibit 1 to the Registration Statement and to Article I, Article II (Sections 2-4), Article IV (Section 1), Article V and Article VI of the Registrant’s Amended and Restated By-Laws, incorporated by reference to Exhibit 2 to the Registration Statement.
(c)	Incorporated by reference to Exhibit 8(d) to Post Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Focus Growth Fund, Inc. (formerly known as Merrill Lynch Focus Twenty Fund, Inc.) (File No. 333-89775), filed on March 20, 2001.
(d)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 21 to the Registration Statement.
(e)	Incorporated by reference to an Exhibit to Post-Effective No. 44 to the Registration Statement on Form N-1A of Ready Assets Prime Money Fund (formerly known as Merrill Lynch Ready Assets Trust) (File No. 2-52711), filed on April 29, 2009.
(f)	Incorporated by reference to Exhibit 7 to Post-effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.
(g)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of CMA Money Fund (File No. 2-59311), filed on July 29, 2009.
(h)	Filed on July 30, 2002 as an Exhibit to Post-Effective Amendment No. 25 to the Registration Statement.
(i)	Filed on February 10, 2003 as Exhibit (8)(c) to Post-Effective Amendment No. 30 to the Registration Statement.
(j)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Retirement Reserves Money Fund of Retirement Series Trust (formerly known as Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust) (File No. 2-74584), filed on February 27, 2009.
(k)	Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of CMA Money Fund (File No. 2-59311), filed on July 27, 2007.
(l)	Filed on July 25, 2008 as an Exhibit to Post-Effective Amendment No. 36 to the Registration Statement.
(m)	Filed on July 27, 2007 as Exhibit 8(a) to Post-Effective Amendment No. 35 to the Registration Statement.
(n)	Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Ready Assets U.S. Treasury Money Fund (formerly known as Merrill Lynch U.S. Treasury Money Fund) (File No. 33-37537), filed on March 30, 2009.

Item 24.    Persons Controlled by or Under Common Control with Registrant.

The CMA Tax-Exempt Fund is a controlling person of Master Tax-Exempt LLC. It is not under common control with any other person. As of July 8, 2009, the CMA Tax-Exempt Fund owned 89.67% and the WCMA Tax-Exempt Fund owned 10.33% of the Master Tax-Exempt LLC. The Master Tax-Exempt LLC is organized as a limited liability company under the laws of the State of Delaware.

Item 25.    Indemnification.

Reference is made to Section 5.3 of the Registrant’s Declaration of Trust and Section 8 of the Unified Distribution Agreement.

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Article IV Section 2(d) of the Registrant’s By-Laws provides as follows: The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

In Section 8 of the Unified Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the distributors and each person, if any, who controls the Distributor within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and principal underwriter in connection with the successful defense of any action or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Manager.

(a) BlackRock Advisors, LLC is an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 26 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b) BlackRock Investment Management, LLC (“BIM”), is an indirect, wholly owned subsidiary of BlackRock, Inc. BIM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The information required by this Item 26 about officers and directors of BIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-56972).

Item 27. Principal Underwriters.

(a) BlackRock Investments, LLC (“BRIL”), formerly known as BlackRock Investment, LLC, acts as the principal underwriter for each of the following open-end investment companies, including the Registrant:

BlackRock Balanced Capital Fund, Inc.	BlackRock Short-Term Bond Series, Inc.
BlackRock Basic Value Fund, Inc.	BlackRock Utilities and Telecommunications Fund, Inc.
BlackRock Bond Allocation Target Shares	BlackRock Value Opportunities Fund, Inc.
BlackRock Bond Fund, Inc.	BlackRock Variable Series Funds, Inc.
BlackRock California Municipal Series Trust	BlackRock World Income Fund, Inc.
BlackRock Equity Dividend Fund	CMA Government Securities Fund
BlackRock EuroFund	CMA Money Fund
BlackRock Financial Institutions Series Trust	CMA Multi-State Municipal Series Trust
BlackRock Focus Growth Fund, Inc.	CMA Tax-Exempt Fund
BlackRock Focus Value Fund, Inc	CMA Treasury Fund
BlackRock Fundamental Growth Fund, Inc.	FDP Series, Inc.
BlackRock Funds	Funds For Institutions Series
BlackRock Funds II	Global Financial Services Master LLC
BlackRock Global Allocation Fund, Inc.	Managed Account Series
BlackRock Global Dynamic Equity Fund	Master Basic Value LLC
BlackRock Global Emerging Markets Fund, Inc.	Master Bond LLC
BlackRock Global Financial Services Fund, Inc.	Master Focus Growth LLC
BlackRock Global Growth Fund, Inc.	Master Government Securities LLC
BlackRock Global SmallCap Fund, Inc.	Master Institutional Money Market LLC
BlackRock Healthcare Fund, Inc.	Master Large Cap Series LLC
BlackRock Index Funds, Inc.	Master Money LLC
BlackRock International Value Trust	Master Tax-Exempt LLC
BlackRock Large Cap Series Funds, Inc.	Master Treasury LLC
BlackRock Latin America Fund, Inc.	Master Value Opportunities LLC
BlackRock Liquidity Funds	Quantitative Master Series LLC
BlackRock Master LLC	Ready Assets Prime Money Fund
BlackRock Mid Cap Value Opportunities Series, Inc.	Ready Assets U.S.A. Government Money Fund
BlackRock Multi-State Municipal Series Trust	Ready Assets U.S. Treasury Money Fund
BlackRock Municipal Bond Fund, Inc.	Retirement Series Trust
BlackRock Municipal Series Trust	Short-Term Master LLC
BlackRock Natural Resources Trust	WCMA Government Securities Fund
BlackRock Pacific Fund, Inc.	WCMA Money Fund
BlackRock Principal Protected Trust	WCMA Tax-Exempt Fund
BlackRock Series Fund, Inc.	WCMA Treasury Fund
BlackRock Series, Inc.

BRIL also acts as the principal underwriter for each of the following closed-end registered investment companies:

BlackRock Fixed Income Value Opportunities	BlackRock Senior Floating Rate Fund II, Inc.
BlackRock Senior Floating Rate Fund, Inc.	Master Senior Floating Rate LLC

(b) Set forth below is information concerning each director and officer of BRIL. The principal business address of each such person is 40 East 52nd Street, New York, New York 10022.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Laurence Fink	Chairman and Director	None
Barbara Novick	Chief Executive Officer	None
John Moran	President and Managing Director	None
Anne Ackerley	Managing Director	Vice President
Donald C. Burke	Managing Director	President and Chief Executive Officer
Robert Connolly	General Counsel, Secretary and Managing Director	None
Paul Greenberg	Treasurer, Chief Financial Officer and Managing Director	None
Francis Porcelli	Managing Director	None
Steven Hurwitz	Chief Compliance Officer, Assistant Secretary and Director	None
John Blevins	Assistant Secretary and Managing Director	None
Robert Kapito	Director	None
Daniel Waltcher	Director	None

(c) Not applicable.

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

(a)	Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

(b)	BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022 (records relating to its functions as distributor).

(c)	BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as manager).

(d)	BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey, 08536 (records relating to its functions as sub-adviser).

(e)	State Street Bank & Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 (records relating to its functions as custodian).

(f)	Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (records relating to its functions as transfer agent)

Item 29.    Management Services.

Other than as set forth under the caption “Management of the Fund—BlackRock Advisors, LLC” in the Prospectus constituting Part A of the Registration Statement and under Part I “Management and Advisory Arrangements” and Part II “Management and Other Service Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement for the Registrant, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on July 29, 2009.

CMA® TAX-EXEMPT FUND (Registrant)

By:	/S/ DONALD C. BURKE
Donald C. Burke (President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ DONALD C. BURKE (Donald C. Burke)	President and Chief Executive Officer (Principal Executive Officer)	July 29, 2009

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 29, 2009

DAVID O. BEIM* (David O. Beim)	Trustee

RONALD W. FORBES* (Ronald W. Forbes)	Trustee

DR. MATINA HORNER* (Dr. Matina Horner)	Trustee

RODNEY D. JOHNSON* (Rodney D. Johnson)	Trustee

HERBERT I. LONDON* (Herbert I. London)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

JOSEPH P. PLATT, JR.* (Joseph P. Platt, Jr.)	Trustee

ROBERT C. ROBB, JR.* (Robert C. Robb, Jr.)	Trustee

Signature	Title	Date

TOBY ROSENBLATT* (Toby Rosenblatt)	Trustee

KENNETH L. URISH* (Kenneth L. Urish)	Trustee

FREDERICK W. WINTER* (Frederick W. Winter)	Trustee

RICHARD S. DAVIS* (Richard S. Davis)	Trustee

HENRY GABBAY* (Henry Gabbay)	Trustee

*By:	/S/ DONALD C. BURKE (Donald C. Burke, Attorney-In-Fact)	July 29, 2009

Master Tax-Exempt LLC has duly caused this Registration Statement of CMA® Tax-Exempt Fund to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on July 29, 2009.

MASTER TAX-EXEMPT LLC (Registrant)

By:	/s/ DONALD C. BURKE
Donald C. Burke (President and Chief Executive Officer)

This Registration Statement of CMA Tax-Exempt Fund, has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ DONALD C. BURKE (Donald C. Burke)	President and Chief Executive Officer (Principal Executive Officer)	July 29, 2009

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 29, 2009

DAVID O. BEIM* (David O. Beim)	Director

RONALD W. FORBES* (Ronald W. Forbes)	Director

DR. MATINA HORNER* (Dr. Matina Horner)	Director

RODNEY D. JOHNSON* (Rodney D. Johnson)	Director

HERBERT I. LONDON* (Herbert I. London)	Director

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Director

JOSEPH P. PLATT, JR.* (Joseph P. Platt, Jr.)	Director

ROBERT C. ROBB, JR.* (Robert C. Robb, Jr.)	Director

TOBY ROSENBLATT* (Toby Rosenblatt)	Director

KENNETH L. URISH* (Kenneth L. Urish)	Director

Signature	Title	Date

FREDERICK W. WINTER* (Frederick W. Winter)	Director

RICHARD S. DAVIS* (Richard S. Davis)	Director

HENRY GABBAY* (Henry Gabbay)	Director

*By:	/S/ DONALD C. BURKE (Donald C. Burke, Attorney-In-Fact)	July 29, 2009

EXHIBIT INDEX

Exhibit Number	Description

10	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.